AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 20, 2007

REGISTRATION NO. 333-127755
=========================================================================

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULLE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
OF 1934

ASIA AUTOMOTIVE ACQUISITION CORPPORATION
(Exact Name of Each Registrant as Specified in its Charter)

DELAWARE               6770                   20-3022522
----------------       -------------------    ----------------
(State or other        (Primary standard      (I.R.S. Employer
jurisdiction of        industrial             Identification
Incorporation or       classification code    Number)
organization)          number)

199 PIERCE STREET, SUITE 202
BIRMINGHAM, MICHIGAN 48009
(248) 593-8330
(Address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

MR. WILLIAM R. HERREN
CHAIRMAN OF THE BOARD

ASIA AUTOMOTIVE ACQUISITION CORPORATION
199 PIERCE STREET, SUITE 202
BIRMINGHAM, MICHIGAN 48009
(248) 593-8330
(Name, address, including zip code, and telephone number,including area code, of agent for service)

Copies to:

SCOTT M. NORTON, ESQ.
NORTON & NORTON PC
199 PIERCE STREET, SUITE 202
BIRMINGHAM, MICHIGAN, 48009
TELEPHONE: (248) 203 9940
FAX: (248) 203 9950

PAUL M. KAVANAUGH, ESQ.
STROBL & SHARP PC
300 EAST LONG LAKE ROAD, SUITE 200
BLOOOMFIELD, MICHIGAN, 48304
TELEPHONE: (248) 540-2300
FAX: (248) 645-2690

JOHN SHARP, ESQ.
STROBL & SHARP PC
300 EAST LONG LAKE ROAD, SUITE 200
BLOOOMFIELD, MICHIGAN, 48304
TELEPHONE: (248) 540-2300
FAX: (248) 645-2690

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to section 240.14a-12


ASIA AUTOMOTIVE ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2)   Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

    (4)   Proposed maximum aggregate value of transaction:

    (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid

    (2)   Form, Schedule or Registration Statement No.

    (3)   Filing Party

    (4)   Date Filed

==============================================================================

ASIA AUTOMOTIVE ACQUISITION CORPORATION
199 PIERCE STREET, SUITE 202
BIRMINGHAM, MICHIGAN 48009

To the Stockholders of Asia Automotive Acquisition Corporation:

You are cordially invited to attend a special meeting of the stockholders of Asia Automotive Acquisition Corporation. ("AAAC"),relating to its proposed Equity Acquisition of Hunan Tongxin Enterprise Co. Ltd. ("Hunan Tongxin"), a Chinese company engaged in the design, manufacturing and sales of Engineered Vehicle Body Structures , body panels and die design and fabrication in the Peoples Republic of China ("PRC"). The meeting will be held at ___________. Eastern Time, on _________, 2007, _________________________________________.
At this meeting, you will be asked to consider and vote upon the following proposals:

1. To approve an Equity Acquisition Agreement ("EAA"),and the agreements contemplated by the EAA dated as of July 24, 2007 among AAAC, Hunan Tongxin and the Hunan Tongxin Stockholders (collectively, the "Hunan Tongxin Parties"). The Hunan Tongxin Parties have already approved the EAA and the required approvals of the Chinese government and regulatory agencies have been obtained.

2. To approve the merger of AAAC with and into a wholly owned subsidiary formed under the laws of British Virgin Islands with the name Hunan Tongxin International, Ltd. ("TI") for the purposes of redomestication of the company to the British Virgin Islands (the "Redomestication") .

If these proposals are approved:

*  We will acquire an operating business in China;

* We will change our corporate domicile from the State of Delaware to the British Virgin Islands ("BVI"), which means we will be governed by the laws of the BVI;

* We will change our corporate name to "Hunan Tongxin International Ltd." as a result of the Redomestication;

* Initially, and for a period of two (2) years, the majority of our board of directors will be comprised of AAAC officers and their designees;

* The BVI Articles of Association and Memorandum of Association will become the equivalent of our certificate of incorporation and by-laws, respectively;

* Each share of common stock of AAAC will automatically convert into one share of TI;

* Each outstanding warrant of AAAC will be assumed by TI with the same terms, but exercisable for common stock of TI.

TI will continue as a reporting company under the Securities Exchange Act of 1934, with its units, common stock and warrants trading on the OTCBB (unless the TI application for listing on NASDAQ is approved as part of the Redomestication, in which case TI units, common stock and warrants will be traded on NASDAQ).

We will not consummate the transactions described under Proposal 1 unless the Redomestication in Proposal 2 is also approved. Similarly, the Redomestication will not take place if the Equity Acquisition
Agreement is not approved.

At the closing, and pursuant to the EAA, the Hunan Tongxin Shareholders and their designees will be paid an aggregate of $13,000,000 in cash for all the outstanding common stock of Hunan Tongxin. The Hunan Tongxin Shareholders shall sell, transfer, assign and convey to TI, and TI shall purchase from the Hunan Tongxin Shareholders,all of the right, title and interest of the Hunan Tongxin Shareholders representing all of the common stock of Hunan Tongxin.

Subsequent to closing, and pursuant to the KEEA, Hunan Tongxin Management will receive an aggregate of 4,500,000 shares of TI common stock as an incentive to retain its management services.

In 2008, pursuant to the PEOA, Hunan Tongxin Management will be issued up to an aggregate of 2,000,000 shares of common stock of TI (on an all-or-none basis) if, on a consolidated basis, TI generates after-tax profits of $9,500,000 in fiscal year 2007 (excluding one time costs associated with the transaction and corporate costs).

The affirmative vote of the holders of a majority of the outstanding shares of AAAC common stock is required to approve each of the Equity Acquisition Agreement and the Redomestication.

Each AAAC stockholder who holds shares of common stock issued in AAAC's initial public offering has the right to vote against the Equity Acquisition proposal and at the same time demand that AAAC convert such stockholder's shares into cash equal to a pro rata portion of the funds held in the trust account into which a substantial portion of the net proceeds of AAAC's initial public offering was deposited. These shares will be converted into cash only if the Equity Acquisition Agreement is consummated. However, if the holders of 1,006,250 or more shares of common stock issued in AAAC's initial public offering vote against the Equity Acquisition Proposal and demand conversion of their shares, then AAAC will not consummate the Equity Acquisition Agreement. AAAC's initial stockholders who purchased their shares of common stock prior to AAAC's initial public offering and presently own an aggregate of approximately 1,349,000 of the outstanding shares of AAAC common stock (approximately 22%), have greed to vote all of their shares for both the Equity Acquisition and Redomestication proposals assuming the majority of the other shares are voted affirmatively.

Immediately after consummation of the Equity Acquistion Agreement, if no holder of shares of AAAC common stock demands that AAAC convert these shares into a pro rata portion of the trust account, AAAC stockholders will own approximately 59% of AAAC's issued and outstanding shares of common stock, and Hunan Tongxin managment will own approximately 41%.
If one or more of AAAC's stockholders vote against the Equity Acquisition proposal and demand that AAAC convert their shares into a pro rata portion of the trust account, then AAAC's stockholders will own less than approximately 59% of AAAC's issued and outstanding shares of common stock.

AAAC's shares of common stock, warrants and units currently are listed on the Over-the-Counter Bulletin Board under the symbols AAAC, AAACW and AAACU, respectively. AAAC, however, will seek listing of the units, common stock and warrants on NASDAQ. If the securities are not listed on NASDAQ, they will remain traded on the OTCBB.

After careful consideration of the terms and conditions of the proposed Equity Acquisition Agreement, and the Redomestication, the board of directors of AAAC has determined that the Equity Acquisition Agreement, the transactions contemplated thereby, and the Redomestication are fair to and in the best interests of AAAC and its stockholders. The board of directors of AAAC unanimously recommends that you vote "FOR" the approval of the Equity Acquisition Agreement and the Redomestication.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the Equity Acquisition Agreement, the transactions contemplated thereby, and the Redomestication. Whether or not you plan to attend the special meeting, we urge you to read this material carefully.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

I look forward to seeing you at the meeting.

Sincerely,

______________________
William R. Herren
Chairman of the Board


This proxy statement is dated _______, 2007 and is first being mailed to shareholders on or about _______, 2007.


ASIA AUTOMOTIVE ACQUISITION CORPORATION
199 PIERCE STREET, SUITE 202
BIRMINGHAM, MICHIGAN 48009
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON __________ , 2007

TO ALL THE STOCKHOLDERS OF ASIA AUTOMOTIVE ACQUISITION CORPORATION

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Asia Automotive Acquisition Corporation ("AAAC"), a Delaware corporation, will be held on__________. eastern time, on ________, 2007, at _________________.

At this meeting, you will be asked to consider and vote upon the following proposals:

1. To approve an Equity Acquisition Agreement ("EAA"),and the agreements contemplated by the EAA dated as of July 24, 2007 among AAAC, Hunan Tongxi and the Hunan Tongxin Stockholders (collectively, the "Hunan Tongxin Parties").The Hunan Tongxin Parties have already approved the EAA and the required approvals of the Chinese government and regulatory agencies have been obtained.

2. To approve the merger of AAAC with and into a wholly owned subsidiary formed under the laws of British Virgin Islands with the name Hunan Tongxin International, Ltd. ("TI") for the purposes of redomestication of the company to the British Virgin Islands (the "Redomestication") .

The board of directors has fixed the close of business on ___________,2007 as the date for which AAAC stockholders are entitled to receive notice of, and to vote at, the AAAC special meeting and any adjournments thereof.
Only the holders of record of AAAC common stock on that date are entitled to have their votes counted at the AAAC special meeting and any adjournments or postponements of it.

AAAC will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement of it by AAAC's board of directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of AAAC common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the Equity Acquisition Agreement and the Redomestication. Even if you give a proxy, you may revoke the proxy by attending the Special Meeting in person and notifying the Secretary of AAAC before the meeting you intend to vote in person.

THE BOARD OF DIRECTORS OF AAAC UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE EQUITY ACQUISITION AGREEMENT AND THE
Redomestication.

By Order of the Board of Directors

William R. Herren
Chairman of the Board____________, 2007


PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF ASIA AUTOMOTIVE ACQUISITION CORPORATION

The board of directors of Asia Automotive Acquisition Corporation ("AAAC") has unanimously approved the acquisition of Hunan Tongxin Enterprise Co.,Ltd. ("Hunan Tongxin"), an operating company in the People's Republic of China, pursuant to a Equity Acquisition Agreement whereby AAAC will purchase 100% of the shares of Hunan Tongxin held by the stockholders (the "Hunan Tongxin Stockholders"). The board of directors of AAAC also has unanimously approved the simultaneous reincorporation of AAAC from the State of Delaware to the British Virgin Islands through a Redomestication with TI.

In the Redomestication, AAAC will exchange its securities for the outstanding securities of TI.

AAAC was organized to serve as a vehicle for the acquisition of an automotive operating business that has its primary operating facilities based in the Peoples Republic of China, India or ASEAN . Hunan Tongxin through its Chinese operating companies, is a leader in the automotive stamping,die fabrication, and vehicle enclosure/interior industry in
 China.

AAAC's common stock, warrants and units are currently listed on the Over-the-Counter Bulletin Board under the symbols AAAC, AAACW and AAACU, respectively. AAAC intends to apply to have its securities listed on the NASDAQ National Market effective at the time of the Redomestication merger. The proposed symbols are _____, ______ and ______.

This proxy statement provides you with detailed information about the acquisition of AAAC and Redomestication and the special meeting of stockholders. We encourage you to read this entire document and the documents incorporated by reference carefully. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 30.

The Equity Acquisition of Hunan Tongxin and Redomestication will be completed upon approval of at least a majority of the shares of common stock outstanding present in person or by proxy and entitled to vote at the special meeting on ____________, 2007.


THIS PROXY STATEMENT IS DATED ____________, 2007, AND IS FIRST BEING MAILED TO AAAC STOCKHOLDERS ON OR ABOUT ____________, 2007.


FORWARD-LOOKING STATEMENTS

Certain of the statements contained in this document, including AAAC's consolidated financial statements, Management's Discussion and Analysis of Financial Condition and Results of Operations and in documents incorporated into this document by reference that are not historical facts, including, without limitation, statements of future expectations, projections of results of operations and financial condition, statements of future economic performance and other forward-looking statements within the meaning of the Private SecuritiesLitigation Reform Act of 1995, are subject to known and unknown risks, uncertainties and other factors which may cause the actual future results, performance or achievements of AAAC and/or its subsidiaries and other operating units to differ materially from those contemplated in such forward-looking statements.
The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should,""believe," and similar expressions also are intended to identify forward-looking statements.Important factors which may cause actual results to differ from those contemplated in such forward-looking statements include, but are not limited to: (i) the results of AAAC's efforts to implement its business strategy, (ii) changes in interest rates, (iii) legislation or regulatory requirements adversely impacting AAAC's business and/or strategy, (iv) adverse changes in business conditions or inflation, (v) general economic conditions, either nationally or internationally, which are less favorable than expected and that result in, among other things, a deterioration in credit quality and/or collectability, (vi) competitive pressures, (vii) changes in securities markets, (viii) actions of competitors of AAAC and AAAC's ability to respond to such actions, (ix) the cost of capital, which may depend in part on AAAC's prospects and outlook, (x) changes in governmental regulation, tax rates and similar matters, and (xi) other risks detailed in AAAC's other filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written or oral forward-looking statements attributable to AAAC or persons acting on its behalf are expressly qualified in their entirety by the foregoing factors. Investors and other interested parties are cautioned not to place undue reliance on such statements, which speak as of the date of such statements. AAAC undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of unanticipated events.

============================================================================

TABLE OF CONTENTS                                            Page


SUMMARY  ..................................................... 17

SELECTED HISTORICAL FINANCIAL DATA  .......................... 25

Hunan TONGXIN HISTORICAL FINANCIAL DATA  ......................26

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION .. 27

COMPARATIVE PER SHARE INFORMATION ............................ 28

MARKET PRICE INFORMATION ..................................... 29

RISK FACTORS ................................................. 30

FORWARD-LOOKING STATEMENTS ................................... 41

THE AAAC SPECIAL MEETING ..................................... 42

CONSIDERATION OF THE  EQUITY ACQUISITION TRANSACTION ......... 46

THE EQUITY ACQUISITION AGREEMENT ............................. 47

AAAC Redomestication ......................................... 58

INFORMATION ABOUT HUNAN TONGXIN ENTERPRISE CO. LTD. .......... 71

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS ................ 75

QUANATATIVE AND QUALITATIVE MARKET RISK ...................... 84

INFORMATION ABOUT AAAC ....................................... 85

PRO FORMA UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS .. 89

DIRECTORS AND MANAGEMENT ..................................... 97

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............... 102

BENEFICIAL OWNERSHIP OF SECURITIES ........................... 104

PRICE RANGE OF SECURITIES AND DIVIDENDS ...................... 105

SHARES ELIGIBLE FOR FUTURE SALE .............................. 107

DESCRIPTION OF THE COMBINED COMPANY 'S SECURITIES
FOLLOWING THE EQUITY ACQUISITION ............................. 107

STOCKHOLDER PROPOSALS ........................................ 110

LEGAL MATTERS ................................................ 111

EXPERTS ...................................................... 111

DELIVERY OF DOCUMENTS TO STOCKHOLDERS ........................ 111

WHERE YOU CAN FIND MORE INFORMATION .......................... 112

FORM OF PROXY ................................................ 113

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
OF ASIA AUTOMOTIVE ACQUISITION CORPORATION ................... FI-1

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
OF HUNAN Hunan Tongxin ENTERPRISE CO., LTD. ...................FII-1

ATTACHMENTS

A - KING AND WOOD OPINION LETTER

ANNEXES

A - EQUITY ACQUISITION AGREEMENT

B - KEY EMPLOYEES EMPLOYMENT AGREEMENT

C - MEMORANDUM OF ASSOCIATION OF TONGXIN INTERNATIONAL

D - ARTICLES OF ASSOCIATION OF TONGXIN INTERNATIONAL

E - TONGXIN INTERNATIONAL CHARTER OF THE AUDIT COMMITTEE OF
    THE BOARD OF DIRECTORS

F - TONGXIN INTERNATIONAL CODE OF CONDUCT AND POLICY
    REGARDING REPORTING OF POSSIBLE VIOLATIONS

G - TONGXIN INTERNATIONAL CHARTER OF THE NOMINATING AND GOVERNANCE
    COMMITTEE OF THE BOARD OF DIRECTORS

H - DELAWARE GENERAL CORPORATION LAW-SECTION 262 APPRAISAL RIGHTS

I - PERFORMANCE ORIENTED EARN-OUT AGREEMENT

===========================================================================

This proxy statement incorporates important business and financial information about AAAC and Hunan Tongxin that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Dr. David J. Brophy
c/o Asia Automotive Acquisition Corporation
199 Pierce Street, Suite 202,
Birmingham, Michigan, 48009
(248) 593-8330

To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is _________, 2007.

The financial statements of Hunan Tongxin are prepared using Renminbi, the currency of the Peoples Republic of China ("PRC"). For convenience, the Renminbi amounts have been converted throughout the text of the proxy statement into United States dollars. Until recently, the Renminbi was a controlled currency, and the exchange rate maintained by the PRC was approximately 8.11 Renminbi to one United States dollar. The Chinese government has recently altered its policy toward the rate of exchange of the Renminbi versus the US dollar. Changing from a previously fixed rate policy regarding the dollar, the Renminbi has recently been permitted to float within a fixed range against a basket of currencies, including the US dollar, Japanese Yen and European Euro, which has resulted in the Renminbi being allowed to appreciate 2% +/- 0.3% vs. the dollar. Since the company's business is presently 100 percent domestic within PRC, this change will have no effect on the company's business, but may result in a concomitant increase in its after-tax earnings when stated in dollar terms. In the future, the company's earnings stated in US dollars will fluctuate in accordance with the change in exchange rate.

Under the law of the British Virgin Islands, Tongxin International is authorized to issue "ordinary shares" and holders of ordinary shares are "members." References to ordinary shares and members have been translated to common stock and stockholders, which are terms more familiar to United States persons, whom AAAC believes are the majority of its stockholders.

===========================================================================

QUESTIONS AND ANSWERS ABOUT THE SPECIAL SHAREHOLDERS MEETING

Q. Why is AAAC proposing the Equity Acquisition?

A. AAAC was organized to affect a merger, capital stock exchange, equity acquisition or other similar business combination with one or more operating businesses within the global automotive component industry that have their primary operating facilities in the People's Republic of China. Hunan Tongxin is the leading indepent Chinese automotive supplier of Engineered Vehicle Body Structures. Hunan Tongxin has demonstrated significant growth since commencing operations in 1984 and AAAC believes that Hunan Tongxin is in a position to increase its business through the development of additional products and the expansion of its customer base, including entry into the international market. As a result, AAAC believes that a business combination with Hunan Tongxin will provide AAAC stockholders with an opportunity to participate in a combined company with significant growth potential.

Q. Why is AAAC proposing the Redomestication?

A. In order to facilitate the purchase of Hunan Tongxin, AAAC is proposing the reincorporation of itself into a company formed under the laws of the British Virgin Islands. In addition, as all of the business operations of Hunan Tongxin International will be conducted outside the United States, the reincorporation will minimize operating expenses including the tax burden of Hunan Tongxin International and its stockholders. The Redomestication is intended to permit greater flexibility in structuring acquisitions or creating subsidiaries in China and other countries as the business of Hunan Tongxin International expands. This also will avoid double taxation of dividends declared at the Hunan Tongxin International level, should the company elect to do so. AAAC believes that Hunan Tongxin will only be taxed on profits earned by its operations in the jurisdiction in which they are located and undertaken and will not be subject to additional income taxes merely by virtue of the location of its place of incorporation.

Q. What is being voted on?

A. There are two proposals that you are being asked to vote on. The first proposal is to adopt the Equity
   Acquisition Agreement and related Key Employees Employment
   Agreement and Performance Earn Out Agreement dated July 24,
   2007 and the transactions contemplated thereby. We refer to this proposal as the Equity Acquisition Proposal.

   The second proposal is to approve the merger of AAAC with and into Hunan Tongxin International for purposes of redomestication to the BVI. We refer to this proposal as the Redomestication proposal.

Q. What vote is required in order to adopt the Equity
   Acquisition Proposal and the Redomestication?

A. Both proposals legally requires the affirmative vote of a majority of the outstanding public shares of AAAC's common stock. However,the insiders who purchased their shares prior to the initial public offering (including the officers and directors of AAAC) have agreed to vote the shares held by them on the Equity Acquisition and Redomestication proposals in accordance with the vote of the majority of the shares of common stock issued in AAAC's initial public offering.Therefore the required vote is a majority of those shares purchased in AAAC's initial public offering.

Q. What vote is required in order to adopt the Redomestication?

A. The affirmative vote of the holders of a majority of the outstanding shares of AAAC common stock is required to approve the Redomestication proposal.

Q. What will I receive in the Redomestication ?

A. AAAC security holders will receive an equal number of shares of common stock of Tongxin International in exchange for their AAAC common stock, and Hunan Tongxin
   International will assume the outstanding AAAC warrants, the terms and conditions of which will not change, except that on exercise, the holders will receive Tongxin International common stock.

Q. How will the Redomestication be accomplished?

A. AAAC will merge into Tongxin International, AAAC's wholly owned subsidiary that is incorporated as a BVI
   Company. As a result of the Redomestication, each currently issued outstanding share of common stock of AAAC will automatically convert into a share of common stock of Tongxin International. This procedure will result in you becoming a stockholder in Tongxin International instead of AAAC.

Q. Will the AAAC stockholders be taxed as a result of the Redomestication?

A. Generally for United States federal income tax purposes, stockholders who are United States holders should not recognize any gain or loss as a result of the Redomestication. We urge you to consult your own tax advisors with regard to your particular tax consequences of the Redomestication.

Q. Will AAAC be taxed on the Redomestication?

A. AAAC will recognize gain, but not loss, as a result of the Redomestication equal to the difference, if any, between the adjusted tax basis of any AAAC equity and such equity's fair market value at the effective time of the Redomestication.

Q. What will the name of the surviving company be after the Equity Acquisition?

A. The name of the surviving company following completion of the Equity Acquisition and Redomestication will be "Tongxin International, Ltd. "

Q. Do I have dissenter or appraisal rights?

A. In connection with the Redomestication, the AAAC stockholders have appraisal rights under Delaware corporate law.(See discussion on page 54, and ANNEX H)

Q. Do I have conversion rights?

A. If you hold shares of common stock issued in AAAC's initial public offering, then you have the right to vote against the Equity Acquisition Proposal and demand that AAAC convert these shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of AAAC's initial public offering are held. We sometimes refer to these rights to vote against the Equity Acquisition and demand conversion of the shares into a pro rata portion of the trust account as conversion rights.

Q. If I have conversion rights, how do I exercise them?

A. If you wish to exercise your conversion rights, you must vote against the Equity Acquisition Proposal and at the same time demand that AAAC convert your shares into cash. If, notwithstanding your vote, the Equity
   Acquisition is completed, then you will be entitled to receive a pro rata portion of the trust account, including any interest earned thereon through the record date. You will be entitled to convert each share of common stock that you hold into approximately
   $ 7.60. If you exercise your conversion rights, then you will be exchanging your shares of AAAC common stock for cash and will no longer own these shares.
   You will be entitled to receive cash for these shares only if you continue to hold these shares through the closing of the Equity Acquisition and then tender your stock certificate. If the Equity Acquisition is not completed, then your shares cannot be converted to cash until either you vote against a subsequently proposed combination and exercise your conversion rights or unless AAAC fails to achieve a business combination in a timely manner, at which time your shares will be automatically converted to cash.

Q. What happens to the funds deposited in the trust account after consummation of the Equity Acquisition?

A. Upon consummation of the Equity Acquisition:

   * the stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds in the trust account; and

   * all of the funds in the trust account will be retained by Tongxin International for use as operating capital subsequent to the closing of the business combination.

Q. Who will manage the day-to-day operations of Hunan Tongxin?

A. Mr. Zhang Duanxiang will become the chief executive officer of Hunan Tongxin, and a director of \Tongxin
   International, Ltd. Mr.Peng Weiwu,will become the chief operating officer of Hunan Tongxin, and a director of Tongxin International, Ltd. The daily operations of Hunan Tongxin will be managed by the current management of Hunan Tongxin.

Q. What happens if the Equity Acquisition is not consummated?

A. If the Equity Acquisition is not consummated, AAAC will continue to search for an operating company to acquire. However, AAAC will be liquidated if it does not consummate a business combination by October 19, 2007, unless a letter of intent, agreement in principle or definitive agreement has been executed by October 19, 2007, in which case, AAAC will be liquidated if it does not consummate such business combination by April 19, 2008. In any liquidation, the funds held in the trust account, plus any interest earned thereon, together with any remaining net equity outside of the trust, will be distributed pro rata to AAAC's common stockholders, excluding the AAAC initial stockholders, each of whom has waived any right to any liquidation distribution.

Q. When do you expect the Equity Acquisition to be completed?

A. Pending receipt of the required stockholder approvals, it is currently anticipated that the Equity Acquisition will be completed promptly following the AAAC special meeting on or around November 25, 2007.

Q. If I am not going to attend the AAAC special meeting in person, should I return my proxy card instead?

A. Yes. After carefully reading and considering the information contained in this proxy statement, please fill out and sign your proxy card. Then return the enclosed proxy card in the return envelope as soon as possible, so that your shares may be represented at the AAAC special meeting.

Q. What will happen if I abstain from voting or fail to vote?

A. An abstention or failure to vote will have the same effect as a vote against the Equity Acquisition Proposal, but will not have the effect of converting your shares into a pro rata portion of the trust account. An abstention or failure to vote will also have the effect of voting against the Redomestication.

Q. What do I do if I want to change my vote?

A. Send a later-dated, signed proxy card to AAAC's secretary prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to AAAC's secretary at the address of AAAC's corporate headquarters.

Q. If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker.

Q. Do I need to turn in my old certificates?

A. No. If you hold your securities in AAAC in certificate form, as opposed to holding them through your broker, you do not need to exchange them for certificates issued by Tongxin International. Your current certificates will represent your rights in Tongxin International. You may exchange them by contacting the transfer agent, Continental Stock Transfer & Trust Company, Reorganization Department, and following their requirements for reissuance. If you elect conversion or appraisal, you will need to deliver your old certificate to AAAC.

Q. Who can answer my questions?

A. If you have questions about the Equity Acquisition, you may write or call David J. Brophy at Asia Automotive
   Acquisition Corporation, 199 Pierce Street, Suite 202,
   Birmingham, Michigan, 48009. The phone number is (248)
   593-8330.

ENFORCEABILITY OF CIVIL LIABILITIES AGAINST FOREIGN PERSONS

Tongxin International will be incorporated under the laws of the British Virgin Islands, and its operating company is incorporated under the laws of the PRC and operates only in the PRC. Substantially all of the equity of Tongxin International and its Chinese operating company will be located in the PRC, and all of its officers named in this proxy statement are outside the United States. Although China and the United States are signatories to the 1965 Hague Convention on the Service Abroad of Judicial and Extra Judicial Documents in Civil and Commercial Matters, service under this treaty is cumbersome and time consuming and may not result in adequate notice, such that any judgment based on service thereunder may be reopened, relitigated and overturned. Therefore, an investor should understand it is not likely that service of process upon the company or its subsidiaries, its officers and directors, its equity and experts will be obtainable within the United States or for actions originating in the United States.

It will be difficult for investors to enforce a judgement obtained in the United States a judgment against Tongxin International or its Chinese operating company. This includes actions predicated upon the civil liability provisions of the federal securities laws of the United States or of the securities lawsof any State of the United States. In addition, the directors and executive officers and certain of the experts named in this proxy statement are resident outside the United States, and all or a substantial portion of the equity of these persons are or may be located outside the United States. Therefore, it may not be possible for investors to effect service of process within the United States upon them, or to enforce against them any judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the federal securities laws of the United States or of the securities laws of any state of the United States.

The difficulty of enforcing a judgment of a United States court in the PRC where most of the equity of the company are located and which is the residence of most of the directors and officers of the company, stems from the lack of any official arrangement providing for judicial assistance to the enforcement of judgments of courts of the United States in the PRC. The PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts within the United States. In the absence of such a treaty, judgments of United States courts will not be enforced in the PRC without review of the merits of the claims and the claims brought in the original action in the United States court may have to be re-litigated on their merits.

Likewise, administrative actions brought by regulatory authorities, such as the SEC, and other actions that result in foreign court judgments, could (assuming such actions are not required by PRC law to be arbitrated) only be enforced in the PRC if such judgments or rulings do not violate the basic principles of the law of the PRC or the sovereignty, security and public interest of the society of China, as determined by a People's Court of China that has jurisdiction for recognition and enforcement of judgments.

We have been advised that there is doubt as to the enforceability in the PRC of any judgments of United States, BVI or other non-PRC courts arising out of or based on the ownership of thesecurities of Hunan Tongxin International including judgments arising out ofor based on the civil liability provisions of United States federal or state securities laws, and as to whether PRC courts would enforce, in original actions, judgments against Tongxin International, its directorsand officers and equity in the PRC predicated solely upon the federal securities laws of the United States. An original action may be brought in the PRC against Tongxin International or its subsidiaries or its directors and officers and experts named in this proxy statement only if the actions are not required to be arbitrated by PRC law and only if the facts alleged in the complaint give rise to a cause of action under PRC law. In connection with such an original action, a PRC court may award civil liability, including monetary damages.

===========================================================================

SUMMARY

This section summarizes material items related to the proposals to be voted on. These items are described in greater detail elsewhere in this proxy statement. You should carefully read this proxy statement and the other documents to which this proxy statement refers you.

See "Where You Can Find More Information."

THE COMPANIES

AAAC

AAAC is a blank check company organized under the laws of the State of Delaware on June 21, 2005. We were formed with the purpose of effecting a merger, capital stock exchange, equity acquisition or other similar business combination with one or more operating businesses within the global automotive component industry that have their primary operating facilities located in China, India or the Association of South Eastern Nations ("ASEAN"). To date, our efforts have been limited to organizational activities. We will not be able to implement our business plan until the comsummation of the transaction described by this proxy statement.

In April 2006, AAAC successfully consummated an initial public offering of its equity securities from which it derived net proceeds of approximately $38.5 million. The prices of AAAC's common stock, warrants to purchase common stock and units (each unit consisting of one share of common stock and one warrant to purchase common stock) are quoted on the Over-the-Counter Bulletin Board under the symbols AAAC for the common stock, AAACW for the warrants and AAACU for the units. Approximately $37.4 million of the net proceeds of the initial public offering was placed in a trust account and will be released to AAAC upon consummation of the Equity Acquisition, subject to the exercise of conversion rights by holders of less than 20% of the AAAC stock issued in the initial public offering. The balance of the net proceeds from the initial public offering of approximately $1.1 million has been used by, or is available to, AAAC to pay the expenses incurred in its pursuit of a business combination. Through December 31, 2006, AAAC had incurred a total of approximately $436,000 in expenses. The most significant expenses incurred to date include approximately $112,720 for due diligence reviews of business combination targets, approximately $100,000 in travel expenses, office expenses of $67,500 payable to Asia Development Capital LLC, and premiums for officer and director liability insurance of approximately $88,000. Other than its initial public offering and the pursuit of a business combination, AAAC has not engaged in any business to date. If
AAAC does not consummate a business combination by October 19, 2007 (or, if a letter of intent, an agreement in principle or a definitive agreement to complete a business combination has been executed but not consummated by April 19, 2008,), then, pursuant to its certificate of incorporation, AAAC's officers must take all actions necessary to dissolve and liquidate AAAC within 60 days.

The mailing address of AAAC's principal executive office is Asia
Automotive Acquisition Corporation, 199 Pierce Street, Suite 202,
Birmingham, Michigan, 48009 and its telephone number is (248) 593-8330.

HUNAN TONGXIN ENTERPRISE CO., LTD.

Hunan Tongxin Enterprise Co Ltd. ("Hunan Tongxin") was established under the laws of the PRC on November 27, 1984 as Changsha Meihua Automobile Factory Co.,Ltd. On November 2, 2000, Hunan Tongxin was converted into a stock holding company. Currently Hunan Tongxin conducts its business operations, which include design, development, manufacturing, sales and services of automotive Engineered Vehicle Body Structures ("EVBS"), body panels, and dies,solely in the PRC.

For the fiscal years ended December 31, 2004, 2005, and 2006, Hunan Tongxin generated approximately $45.2 million, $56.9 million million and $64.3 million in revenue, respectively, principally from its sales of EVBS to Chinese customers in the automotive commercial vehicle market.

Hunan Tongxin is the largest independent Chinese supplier of EVBS. It is capable of providing exterior body panels for both passenger and commercial vehicles in addition to designing, fabricating and testing stamping dies for processing of body panels. Hunan Tongxin also manufactures complete cab structures for commercial vehicles. EVBS consists of exterior body panels including doors, hoods, side panels and fenders. The components must meet exacting dimensions for fit and finish before they are assembled and finally painted. These capabilities enable Hunan Tongxin to participate effectively in all sectors of the Chinese automotive market including passenger cars and commercial vehicles. The overall market in 2006 reached
7.2 million vehicles, surpassing Japan as the second largest vehicle market in terms of production, and is anticipated to grow to 10.6 million by 2011. Hunan Tongxin also anticipates increasing its presence in international markets,based on what it perceives to be products that are comparable to those of other EVBS companies but selling at prices that will give it a competitive advantage.

The current management of Hunan Tongxin is led by Mr. Zhang Ruanxiang and Mr. Peng Weiwu. Each of these gentlemen will become a director of Tongxin International Ltd., and Mr. Zhang will become vice-chairman of Tongxin International. The current management team under Mr. Zhang and Mr. Peng team will continue to manage the day to day operations of Hunan Tongxin.

The mailing address of Hunan Tongxin's principal executive offices is Hunan Tongxin Enterprise Co., Ltd., Jiangbei Village, Changsha County, 410135, People's Republic of China, and the phone number is :
(86)-731-62900470

============================================================================

THE BUSINESS COMBINATION

AAAC will form a wholly owned subsidiary under the laws of the British Virgin Islands, under the name "Tongxin International". At the time of closing of the Equity Acquisition Agreement, AAAC will merge with and into Tongxin International for the purpose of redomestication out of the United States to secure future tax benefits and greater corporate flexibility to structure the business of Hunan Tongxin within China and effect acquisitions and reorganizations under Chinese law. Simultaneously with the Redomestication merger, TI will acquire all of the equity of Hunan Tongxin, pursuant to existing Equity Acquisition Agreement, dated July 24, 2007. Following consummation of the Equity Acquisition Agreement and the Redomestication, TI will continue as the surviving company. Pursuant to the Redomestication merger, all of the AAAC common stock held by AAAC's stockholders will be converted into common stock in TI on a one-to-one basis and the outstanding warrants issued by AAAC will be assumed by TI.

Under the Equity Acquisition Agreement, the Hunan Tongxin Stockholders and their designees will be paid an aggregate of $13,000,000 in cash for all the outstanding common stock of Hunan Tongxin. The Hunan Tongxin Shareholders shall sell, transfer, assign and convey to TI, and TI shall purchase from the Hunan Tongxin Shareholders, all of the rights, title and interest of the Hunan Tongxin Shareholders representing all of the common stock of Hunan Tongxin.

Additionally, Hunan Tongxin has agreed, pursuant to the Equity
Acquisition Agreement, and subsequent to the close of the transaction to cause Changsha Meihua Automobile Company to form a 50%/50% joint venture in China with Tongxin International.

Subsequent to closing, and pursuant to the Key Employees Employment Agreement, Hunan Tongxin Management will receive an aggregate of 4,500,000 shares of TI common stock as an incentive to retain its management team.

In the first quarter 2008, pursuant to the Performance Earn Out Agreement, Hunan Tongxin Management will be issued an aggregate of 2,000,000 shares of common stock of TI (on an all-or-none basis) if, on a consolidated basis, TI generates after-tax profits of $9,500,000 in fiscal year 2007 (excluding one time costs associated with the transaction and corporate costs).

AAAC and the Hunan Tongxin Stockholders plan to complete the Equity Acquisition promptly after the AAAC special meeting, provided that:

* AAAC's stockholders have approved the Equity Acquisition Agreement and the Redomestication proposals;

* holders of less than 20% of the shares of common stock issued in AAAC's initial public offering vote against the Equity Acquisition proposal and demand conversion of their shares into cash; and

* the other conditions specified in the Equity Acquisition Agreement have been satisfied or waived.

THE EQUITY ACQUISITION AGREEMENT

The Equity Acquisition Agreement is included as Annex A to this proxy statement. We encourage you to read the Equity Acquisition Agreement. It is the legal document that governs the Equity Acquisition and the other transactions contemplated by the Equity Acquisition Agreement. It is also described in detail elsewhere in this proxy statement.

BOARD OF DIRECTORS AND MANAGEMENT

From Close through a period of two (2) calendar years ("Initial Board Period" ) the board of directors will be comprised of 9 directors with the following composition:

(a) Four (4) directors nominated by Hunan Tongxin including Mr. Zhang (Vice-Chairman),Mr. Peng, and two (2) independent directors

(b) Five (5) directors nominated by AAAAC including Mr.Herren (Chairman), Mr. Wilson ,and three (3) independent directors.

Following the Initial Board Period, the BOD will be comprised of 7 directors with the following composition:

(a) Four (4) directors nominated by Hunan Tongxin including Mr. Zhang, Mr. Peng and two (2) independent directors; and

(b) Three (3) directors nominated by ADC including two (2) independent directors:

Each of Mr. Zhang Duanxiang and Mr. Peng Weiwu and their executive management team will enter into a Key Employees Employment Agreement with Tongxin International.

SPECIAL MEETING OF AAAC'S STOCKHOLDERS

The special meeting of the stockholders of AAAC will be held at___________, Eastern Daylight Time, on _________, 2007, at_______ to approve the Equity Acquisition, and the Redomestication proposals

APPROVAL OF THE HUNAN TONGXIN STOCKHOLDERS

All of the Hunan Tongxin Stockholders have approved the Equity Acquisition Proposal and the transactions contemplated thereby by virtue of the execution of the Equity Acquisition Agreement.

VOTING POWER; RECORD DATE

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of AAAC common stock at the close of business on ____________, 2007, which is the record date for the special meeting. You will have one vote for each share of AAAC common stock you owned at the close of business on the record date. AAAC warrants do not have voting rights. On the record date, there were 6,380,250 outstanding shares of AAAC common stock including 1,349,000 insider shares.


VOTE REQUIRED TO APPROVE THE PROPOSALS

The approval of the Equity Acquisition Agreement proposal will require the affirmative vote of the holders of a majority of the outstanding shares of AAAC common stock on the record date.

The approval of the Redomestication proposal will require the affirmative vote of the holders of a majority of the outstanding shares of AAAC common stock on the record date.

The insiders who purchased their shares prior to the initial public offering (including the officers and directors of AAAC) have agreed to vote the shares held by them on the Equity Acquisition and Redomestication proposals in accordance with the vote of the majority of the shares of common stock issued in AAAC's initial public offering.

RELATION OF PROPOSALS

The Equity Acquisition proposal will not be consummated unless the Redomestication proposal is approved, and the Redomestication proposal will not be consummated unless the Equity Acquisition proposal is approved.

CONVERSION RIGHTS

Pursuant to AAAC's Certificate of Incorporation, a holder of shares of AAAC's common stock issued in its initial public offering may, if the stockholder votes against the Equity Acquisition Proposal, demand that AAAC convert such shares into cash. This demand must be made in writing at the same time that the stockholder votes against the Equity Acquisition proposal. If so demanded, AAAC will convert each share of common stock into a pro rata portion of the trust account as of the record date. If you exercise your conversion rights, then you will be exchanging your shares of AAAC common stock for cash and will no longer own these shares. You will be entitled to receive cash for these shares only if you continue to hold these shares through the effective time of the Equity Acquisition and then tender your stock certificate to the combined company. If the Equity Acquisition is not completed, then these shares will not be converted into cash at that time.

The Equity Acquisition will not be consummated if the holders of 20% or more of common stock issued in AAAC's initial public offering (1,006,250 shares or more) exercise their conversion rights.

APPRAISAL RIGHTS

Appraisal rights are available under the Delaware General Corporation Law for the stockholders of AAAC in connection with the Redomestication proposal. The procedure to exercise appraisal rights is described in detail elsewhere in this proxy statement. For a more complete discussion of appraisal rights see Annex H.

PROXIES

Proxies may be solicited by mail, telephone or in person. If you grant a proxy, you may still vote your shares in person if you revoke your proxy, by notifying the Secretary of AAAC, David J. Brophy at or before the special meeting.

STOCK OWNERSHIP

At the close of business on the record date, Asia Development Capital
LLC and other insiders beneficially owned and were entitled to vote approximately 1,349,000 shares of AAAC common stock, or approximately
22% of the then outstanding shares of AAAC common stock, which includes all of the shares held by the directors, executive officers of AAAC and their affiliates and other insiders. Those persons, who were stockholders of AAAC prior to its initial public offering of securities, have agreed to vote their shares (except for any shares they may have acquired in the public market) on the Equity Acquisition and Redomestication proposals in accordance with the majority of the votes cast by the holders of shares issued in AAAC's initial public offering.

AAAC'S BOARD OF DIRECTORS' RECOMMENDATION

After careful consideration, AAAC's board of directors has determined unanimously that the Equity Acquisition proposal and the Redomestication proposal, are fair to, and in the best interests of, AAAC and its stockholders. AAAC's board has unanimously approved and declared advisable the Equity Acquisition proposal, and the Redomestication proposal, and unanimously recommends that you vote or instruct your vote to be cast "FOR" the adoption of the Equity Acquisition proposal, and the Redomestication proposal. The board of directors did not obtain a third party fairness opinion.

INTERESTS OF AAAC DIRECTORS AND OFFICERS IN THE EQUITY ACQUISITION PROPOSAL

When you consider the recommendation of AAAC's board of directors that you vote in favor of adoption of the Equity Acquisition proposal, you should keep in mind that a number of AAAC's executives and members of AAAC's board have interests in the Equity Acquisition Agreement that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

* If the Equity Acquisition is not approved and AAAC fails to consummate an alternative transaction within the time allotted pursuant to its Certificate of Incorporation, AAAC will be required to liquidate.
  In such event, the shares of common stock held by AAAC's officers and directors will be worthless because AAAC's officers, directors and initial stockholders are not entitled to receive any liquidation proceeds. Additionally, any warrants held by such persons will expire worthless in the event of liquidation; and

* After the completion of the Equity Acquisition, Mr. William R. Herren, (Chairman), and Mr. Rudy Wilson will serve as members of the board of directors of Tongxin International.

CONDITIONS TO THE COMPLETION OF THE EQUITY ACQUISITION PROPOSAL

Each of AAAC's and the Hunan Tongxin Stockholders' obligation to effect the Equity Acquisition proposal is subject to the satisfaction or waiver of specified conditions, including the following:

CONDITIONS TO AAAC'S AND THE HUNAN TONGXIN STOCKHOLDERS' OBLIGATIONS

* Approval by AAAC's stockholders of the Equity Acquisition and Redomestication proposals;

* The absence of any order or injunction preventing consummation of the Equity Acquisition;

* The absence of any suit or proceeding by any governmental entity or any other person challenging the Equity Acquisition or seeking to obtain from the Hunan Tongxin Parties or AAAC any damages;

* At AAAC's stockholders' meeting, holders of less than 1,065,000 shares of common stock issued in AAAC's initial public offering, vote against the Equity Acquisition Aroposal and demand that AAAC convert their shares into a pro rata portion of the trust account; and

* Certain key members of the management team of the Hunan Tongxin will have entered into employment agreements in form and substance acceptable to AAAC, providing, among other things, for a term of three years and including intellectual property assignment and non-competition provisions to be in effect for a period of three years following termination of employment.

CONDITIONS TO AAAC'S OBLIGATIONS

* Hunan Tongxin Stockholders' representations and warranties that are qualified as to materiality must be true and correct in all respects, and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the Equity Acquisition, except representations and warranties that address matters as of another date, which must be true and correct as of that other date, and AAAC must have received an officer's certificate from the Hunan Tongxin Stockholders to that effect;

* Hunan Tongxin Stockholders must have performed in all material respects all obligations required to be performed by them;

* Tongxin International will have acquired ownership or control of Hunan Tongxin

* Hunan Tongxin Stockholders must have received all required and unconditional approvals or consents of Chinese governmental authorities, and AAAC must have received written confirmation that such approvals and consents have been received;

* AAAC must have received a written opinion, dated as of the closing date, from King & Wood PC, counsel to Hunan Tongxin relating to, among other things, the validity and enforceability of the Equity Acquisition Agreement;

* There must not have occurred since the date of the  Equity
  Acquisition Agreement any Hunan Tongxin Material Adverse Effect, as defined in the Equity Acquisition Agreement; and

* The Proxy Statement Information, as defined in the Equity
  Acquisition Agreement, accurately describes Hunan Tongxin, and the business in which they are engaged, and the Hunan Tongxin Stockholders, and the Proxy Statement Information does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Proxy Statement Information not misleading.

CONDITIONS TO THE HUNAN TONGXIN STOCKHOLDERS' OBLIGATION

* AAAC's representation and warranty regarding the compliance of the Equity Acquisition Agreement and the agreements contemplated by the Equity Acquisition Agreement with the applicable provisions in AAAC's Certificate of Incorporation must be true and correct in all respects, as of the date of completion of the Equity Acquisition;

* AAAC must have performed in all material respects all obligations required to be performed by them under the Equity Acquisition
  Agreement; and

* there must not have occurred since the date of the Equity
  Acquisition Agreement any AAAC Material Adverse Effect, as defined in the Equity Acquisition Agreement.

NO SOLICITATION

The Equity Acquisition Agreement contains detailed provisions prohibiting each of AAAC and the Hunan Tongxin Stockholders from seeking an alternative transaction. These covenants generally prohibit AAAC and the Hunan Tongxin Stockholders, as well as their officers, directors, subsidiaries, employees, agents and representatives, from taking any action to solicit an alternative acquisition proposal. The Equity Acquisition Agreement does not, however, prohibit AAAC from considering an unsolicited bona fide written superior proposal from a third party. The approval of the Equity Acquisition Agreement by the Hunan Tongxin Stockholders has already been given, and approval of the Changsha Ministry of Commerce has been obtained.

TERMINATION, AMENDMENT AND WAIVER

The Equity Acquisition Agreement may be terminated at any time prior to the consummation of the Equity Acquisition, whether before or after receipt of the AAAC stockholder approval, as follows:

* By mutual written consent of AAAC and the Hunan Tongxin Stockholders;

* By either party if the other party amends a schedule and such amendment or supplement reflects a material adverse change in the condition, operations or prospects of its business;

* By either party if the closing has not occurred by __________
  (unless such terminating party is in breach of any of its material covenants, representations or warranties);

* By either party if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within ten business days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

* By the Hunan Tongxin Stockholders, if the board of directors of AAAC (or any committee thereof) shall have failed to recommend or withdraw or modify in a manner adverse to Hunan Tongxin its approval or recommendation of the Equity Acquisition Agreement and any of the transactions contemplated thereby;

* By AAAC if its board of directors shall have determined in good faith, based upon the advice of outside legal counsel, that failure to terminate the Equity Acquisition Agreement is reasonably likely to result in the board of directors breaching its fiduciary duties to stockholders by reason of a pending, unsolicited, bona fide written proposal for a superior transaction; or

* By either party if, at the AAAC stockholder meeting, the Equity Acquisition Agreement and the Redomestication shall fail to be approved and adopted by the affirmative vote of the holders of AAAC's common stock, or 20% or more of the shares sold in AAAC's initial public offering request conversion of their shares into the pro rata portion of the trust account in accordance with the AAAC Certificate of Incorporation.

The Hunan Tongxin Stockholders have no right to damages from AAAC and no right to any amount held in the trust account. The Hunan Tongxin Stockholders have agreed not to make any claim against AAAC that would adversely affect the business, operations or prospects of AAAC or the amount of the funds held in the trust account.

QUOTATION OR LISTING

AAAC's outstanding common stock, warrants and units are quoted on the Over-the-Counter Bulletin Board. AAAC intends to apply to have the AAAC common stock, warrants and units quoted on the NASDAQ National Market at the consummation of the Equity Acquisition. The proposed NASDAQ symbols are ____, ______and ______. Seeking the NASDAQ listing is an obligation of AAAC under the Equity Acquisition Agreement. If NASDAQ listing is not achieved, management anticipates that the common stock, warrants and units will continue to trade on the OTCBB.

GOVERNANCE AFTER THE ACQUISITION

As provided in the Equity Acquisition Agreement, the board of the combined company will initially consist of nine members, four of whom are designated by Hunan Tongxin and five of whom are designated by AAAC. Five of the nine directors must satisfy the NASDAQ standards for director independence.

INDEMNIFICATION BY HUNAN TONGXIN STOCKHOLDERS

The Hunan Tongxin Stockholders have agreed to indemnify AAAC for breaches of their representations, warranties and covenants.

COMPARISON OF STOCKHOLDERS RIGHTS

In connection with the consummation of the Equity Acquisition Agreement, AAAC will form a wholly owned subsidiary under the laws of the British Virgin Islands , under the name of Tongxin International. AAAC will, if the Equity Acquisition Proposal and Redomestication proposal are approved, merge with Tongxin International, effectively changing its jurisdiction of incorporation from Delaware to the British Virgin Islands. AAAC's common stock will be converted into common stock of Hunan Tongxin International. The rights of AAAC stockholders will change accordingly. A comparison of the rights of stockholders under Delaware and British Virgin Islands law is included elsewhere in this proxy statement.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE EQUITY
ACQUISITION

AAAC expects that the Redomestication will qualify as a reorganization merger for United States federal income tax purposes. Accordingly, no gain or loss should be recognized by AAAC stockholders as a result of their exchange of AAAC common stock for the common stock of Tongxin International. Nevertheless, as a result of the Redomestication, AAAC will be treated for United States federal income tax purposes as if it sold all of its assets to Tongxin International. As a result, AAAC will recognize gain (but not loss) as a result of the Redomestication equal to the difference, if any, between the adjusted tax basis in AAAC's equity and such equity's fair market value at the effective time of the Redomestication. AAAC will not, however, recognize any gain or loss as a result of the acquisition of Hunan Tongxin stock, pursuant to the Equity Acquisition Agreement.

ANTICIPATED ACCOUNTING TREATMENT

The acquisition will be accounted for using the purchase method of accounting with AAAC treated as the acquirer. Under this method of accounting, Hunan Tongxin's assets and liabilities will be recorded by AAAC at their respective fair values as of the closing date of the acquisition (including any identifiable intangible assets). Any excess of purchase price over the net fair values of Hunan Tongxin's assets and liabilities will be recorded as goodwill. Financial statements of AAAC after the acquisition will reflect these values. The results of operations of Hunan Tongxin will be included in the results of operations of AAAC beginning on the effective date of the acquisition.

REGULATORY MATTERS

The Equity Acquisition and the transactions contemplated by the Equity Acquisition Agreement are not subject to any federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, except for filings necessary to effectuate the transactions contemplated by the Equity Acquisition and Redomestication proposals with the State of Delaware and the British Virgin Islands.

BOARD SOLICITATION

Your proxy is being solicited by the board of directors of AAAC on each of the two proposals being presented to the stockholders at the special meeting.

SELECTED HISTORICAL FINANCIAL DATA

We are providing the following financial information to assist you in your analysis of the financial aspects of the Equity Acquisition. We derived
Hunan Tongxin historical information from the audited consolidated financial statements of Hunan Tongxin as of and for each of the years ended December31, 2004, 2005 and 2006. We derived the AAAC historical information from the audited financial statements for the year ended December 31, 2006. The selected financial data information is only a summary and should be read in conjunction with each company's historical consolidated financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Hunan Tongxin, AAAC or the combined company resulting from the business combination.


HUNAN TONGXIN HISTORICAL FINANCIAL DATA


                                   For the        For the      For the
                                   Year           Year         Year
                                   Ended          Ended        Ended
                                   December       December     December
                                   31, 2004       31, 2005     31, 2006
                                   --------       --------     --------
Revenue(net)                         46,482         58,811       66,697

Net income (1)                         (941)           752        5,703

Total assets                           -0-          50,198       65,455

Total liabilities                      -0-          34,474       52,178

Stockholders' equity                   -0-          15,724       13,277


Notes:
(1) Hunan Tongxin had no discontinued operations, therefore net income (loss) and net income (loss) per share has been provided in lieu of income (loss) from continuing operations and income (loss) from continuing operations per share.

AAAC HISTORICAL FINANCIAL INFORMATION

                                               For the Period
                                               From June 20 , 2005
                                               (Inception)
                                               to December 31, 2006
                                               --------------------
Interest income on trust account               $ 1,308,833

Net loss (1)                                   $(3,575,309)

Net loss per share (1)                         $ (0.98)


Total assets (including cash deposited in
trust account in 2006)                         $ 39,111,045

Common shares subject to possible conversion      1,006,250

Stockholders' equity                           $ 18,758,574


Notes:
(1) AAAC had no operations, therefore net income (loss) and net income (loss) per share has been provided in lieu of income (loss) from continuing operations and income (loss) from continuing operations per share.

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The Equity Acquisition transaction will result in those shareholders in Hunan Tongxin obtaining approximately 41% of the voting interests in Hunan Tongxin International. Since AAAC does not have any assets with operating substance except cash, the transaction has been accounted for as a stock purchase. The Equity Acquisition transaction utilizes the capital structure of AAAC,and the assets and liabilities of Hunan Tongxin recorded at fair market value. AAAC will be deemed to be the acquiring company for accounting and financial reporting purposes.

We have presented below selected unaudited pro forma combined financial information that reflects the result of the Equity Acquisition transaction and is intended to provide you with a better picture of what our businesses might have looked like had they actually been combined. The combined financial information may have been different had the companies actually been combined. The selected unaudited pro forma combined financial information does not reflect the effect of asset dispositions, if any, or cost savings that may result from the Equity Acquisition. You should not rely on the selected unaudited pro forma combined financial information as being indicative of the historical results that would have occurred had the companies been combined or the future results that may be achieved after the Equity Acquisition. The following selected unaudited pro forma combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes thereto included elsewhere in this proxy statement.

Unaudited Pro Forma Statement of Condensed Combined Statment of Operations



Year ended                                   Assuming         Assuming
June 30, 2007                                Maximum          Minimum
($ in thousand)                              Approval         Approval
----------------------------------          ---------        --------
Revenue (net)                               $ 41,100         $ 41,100

Net income                                     4,134            4,202

Net income per share                        $ 0.4337         $ 0.4409
(basic and diluted)
                                            ---------        --------
Total assets                                  91,604           91,604

Current liabilities                           75,086           75,086

Stockholders' equity                          58,856           52,334



COMPARATIVE PER SHARE INFORMATION

The following table sets forth selected historical per share information of Hunan Tongxin and AAAC and unaudited pro forma combined per share ownership information of Hunan Tongxin and AAAC after giving effect to the Equity Acquisition Proposal of Hunan Tongxin, assuming a maximum level and a minimum level of approval of the Equity Acquisition by AAAC stockholders who exercise their conversion and/or appraisal right. The Equity Acquisition transaction will be accounted for as a stock purchase.

You should read this information in conjunction with the selected historical financial information, included elsewhere in this proxy statement, and the historical financial statements of Hunan Tongxin and AAAC and related notes that are included elsewhere in this proxy statement. The unaudited Hunan Tongxin and AAAC pro forma combined per share information is derived from, and should be read in conjunction with, the Unaudited Pro Forma Combined Financial Information and related notes included elsewhere in this proxy statement. The historical per share information of Hunan Tongxin was derived from its audited financial statements as of and for the years ended December 31, 2004, 2005 and 2006.

The unaudited pro forma combined per share information does not purport to represent what the actual results of operations of Hunan Tongxin and AAAC would have been had the companies been combined or to project the Hunan Tongxin and AAAC results of operations that may be achieved after the Equity Acquisition.


Year Ended December 31, 2006
                                       AAAC        Hunan Tongxing   Combined
                                                                     Company
                                        --------    -------------   ------------
Assuming maximum approval-shares(2)     100%         100%           100%

Weighted average shares outstanding
in AAAC                                5,031,250    72,521,705      5,031,250

Shares to be issued to TX Management   4,500,000    4,500,000       4,500,000

Total assuming maximum approval (2)    9,531,250        -           9,531,250


Assuming minimum approval-shares(2)     80.01%       80.01%         80.01%


Weighted average shares outstanding
in AAAC                                4,025,000    72,521,705      4,025,000

Shares to be issued to TX Management   4,500,000    4,500,000       4,500,000
Net income (loss) per share-
historical on weighted average basis

Total assuming minimum approval (2)    8,525,250        -           8,825,250


Earnings per share
Year ended December 31, 2004:             -0-        $(0.0217)        -0-

Year ended December 31, 2005:             -0-        $ 0.0112         -0-

Year ended December 31, 2006 (1):       $(0.7283)    $ 0.0786      $0.5903

Six months ended June 30, 2007 (1):     $(0.0519)    $ 0.0786      $0.4337

Net income per share - pro forma
on weighted average basis - diluted

Year ended December 31,2006:            $(0.98)      $ 0.0788         -0-

under maximum approval assumption (5)      -0-            -0-        $ 0.642

under minimum approval assumption(3)       -0-            -0-        $ 0.072

Cash dividends declared per share:

Year ended December31,2004                 -0-       $ 0.010          -0-
Year ended December31,2005                 -0-       $ 0.025          -0-
Year ended December31,2006                 -0-       $ 0.119          -0-

Net assets at book value per share-      $ 1.12      $ 8.01           -0-
December 31, 2006 (3)


Notes:
(1) Operations of AAAC are for the period from June 20, 2005 (inception) to December 31, 2006 and June 30, 2007.

(2) Historical per share amounts for AAAC were determined based upon the actual weighted average shares outstanding at December 31, 2006 and combined pro forma per share amounts for AAAC and Hunan Tongxin were determined based upon the assumed number of shares to be outstanding under the two different levels of approval.

(3) Calculated based on the minimum approval, to record refund of funds ($7,647,500 plus $170,070 for related interest) to converting stockholders.

MARKET PRICE INFORMATION

AAAC's common stock, warrants and units are each quoted on the Over-the-Counter Bulletin Board under the symbols AAAC, AAACW and AAACU, respectively. AAAC's units commenced public trading on April 19, 2006 and its common stock and warrants commenced public trading on June 12, 2006. The closing price for each share of common stock, warrant and unit of AAAC on July 24, 2007, the last trading day before announcement of the execution of the Equity Acquisition Agreement was $7.95, $2.80 and $11.15, respectively.

In connection with the Equity Acquisition, AAAC intends to apply for the quotation of the combined company's common stock, warrants and units on the NASDAQ National Market. The proposed symbols are TXI, TXIW and and TXIU for Tongxin International's common stock, warrants and units, respectively. Management anticipates that, if NASDAQ approves this listing, it will be concurrent with the consummation of the Redomestication. If the listing on NASDAQ is not finally approved, management expects that the common stock, warrants and units will continue to trade on the OTCBB. Currently there is no trading market for any securities of Hunan Tongxin, and there can be no assurance that a trading market will develop.

The table below sets forth, for the calendar quarters indicated, the high and low bid prices of the AAAC common stock, warrants and units as reported on the Over-the-Counter Bulletin Board. The over-the-counter market quotations reported below reflect inter-dealer prices, without markup, markdown or commissions and may not represent actual transactions.

Over-the-Counter Bulletin Board

                            AAAC                 AAAC                AAAC
                            Common Stock         Warrants            Units

                            High      Low        High     Low        High      Low
                            ----------------     ---------------     ----------------
2006 Second Quarter         $ 8.65    $ 7.00     $ 1.50   $ 1.35     $ 10.16   $ 8.35

2006 Third Quarter          $ 7.17    $ 7.00     $ 2.05   $ 1.56     $  9.22   $ 8.56

2006 Fourth Quarter         $ 8.08    $ 7.21     $ 2.14   $ 1.35     $ 10.22   $ 8.56

2007 First Quarter          $ 8.40    $ 7.50     $ 2.16   $ 1.82     $ 10.56   $ 9.32

2007 Second Quarter         $ 7.74    $ 7.42     $ 2.40   $ 1.97     $  9.96   $ 9.38

2007 Third Quarter          $ 8.15    $ 7.40     $ 2.95   $ 1.76     $ 10.70   $ 9.15
(through September
19, 2007)


HOLDERS

As of August 24, 2007, there were 145 holders of record of the units, 36 holders of record of the common stock and 124 holders of record of the warrants. AAAC believes that the beneficial holders of the units, common stock and warrants to be in excess of 400 persons each. It is anticipated that the number of holders of TI common stock after the Redomestication will be the same as the number of holders of AAAC common stock.

DIVIDENDS

Although Hunan Tongxin has paid dividends on its common stock, AAAC has not paid any dividends on its common stock to date and does not intend to pay dividends prior to the completion of a business combination.

The payment of dividends by Tongxin International in the future will be contingent upon revenues and earnings, if any, capital requirements and general financial condition of Tongxin International subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of the then board of directors. It is the present intention of the board of directors to retain all earnings, if any, for use in the business operations and, accordingly, the board does not anticipate declaring any dividends in the foreseeable future.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the Equity Acquisition Proposal.

If we complete the Equity Acquisition of Hunan Tongxin, Tongxin International will be subject to a number of risks. You should carefully consider the risks we describe below and the other information included in this proxy statement before you decide how you want to vote on the Equity Acquisition Proposal. Following the closing of the Equity Acquisition, the market price of our common stock could decline due to any of these risks, in which case you could lose all or part of your investment. In assessing these risks, you should also refer to the other information included in this proxy statement, including our consolidated financial statements and the accompanying notes. You should pay particular attention to the fact that we would become a BVI holding company with substantial operations in the People's Republic of China ("PRC"). As a result, we would be subject to legal and regulatory environments that differ in many respects from those of the United States. Our business financial condition or results of operations could be affected materially and adversely by any of the risks discussed below and any others not foreseen. This discussion contains forward-looking statements.

RISKS RELATED TO THE BUSINESS OF TI

A DECREASE IN THE RATE OF GROWTH IN THE CHINESE AUTOMOTIVE INDUSTRY AND THE CHINESE ECONOMY IN GENERAL MAY ADVERSELY AFFECT THE OPERATING RESULTS OF TI.

Automotive Original Equipment Manufacturers ("OEMs") operating in China are the sole current source of revenues for TI. TI's business has benefited in the past from the rapid expansion of China'sautomotive industry, which has created additional demand from existing companies and led to the formation of additional companies that have need for TI's products and services. The Chinese economy may not be able to sustain this rate of growth in the future, and any reduction in the rate of China's automotive growth could adversely affect TI's revenues.

TI DOES NOT HAVE LONG-TERM PURCHASE COMMITMENTS FROM ITS
CUSTOMERS.

TI is engaged in the design, manufacturing, sales and aftermarket services of Engineered Vehicle Body Structures ("EVBS") and related components. As a result, its revenues result from over 130 individual OEMs contracts that are renewed yearly. Furthermore, OEMs may change or delay or terminate orders for EVBS without notice for any number of reasons unrelated to us, including lack of market acceptance for the OEMs' vehicles. As a result, in order to maintain and expand its business, TI must be able to replenish the orders in its pipeline on a yearly basis. It is possible that some of its potential customers could choose the products of its competitors. Should they do so, TI would suffer a decline in the rate of increase of growth of revenues and profitability.

TI FACES COMPETITION FROM BOTH DOMESTIC COMPETITORS AND FROM
IN-HOUSE OPERATIONS OF SEVERAL LARGE CUSTOMERS

TI operates in a competitive environment. It competes with several domestic independent suppliers in additon to the in-house operations of severallarge customers. These in-house operations are capable ot matching the products and services of Tongxin and have substantially greater financial resources to compete effectively with TI by, for example, reducing their prices, which could force TI to reduce its prices.

IF TI IS NOT ABLE TO DEVELOP NEW PRODUCTS, ITS SALES WILL SUFFER.

TI success depends, in significant part, on its ability to develop products that customers will accept. It may not be able to develop successful new products in a timely fashion. Its commitment to customizing products to address particular needs of its customers could burden its resources or delay the delivery of its products.

TI'S PLAN TO ENTER OTHER INTERNATIONAL MARKETS MAY NOT PROVE
SUCCESSFUL.

To date TI has conducted nearly all of its business within China with limited exports to South East Asia including Vietnam and Cambodia. However, it has plans to enter other international markets in the near future. While the manner in which TI plans to do so will likely not involve large amounts of capital and resources, it will require meaningful amounts of management time and attention. TI's products and its overall approach to the automotive
EVBS may not be accepted in other markets to the extent needed to make that effort profitable. In addition, the additional demands on its management from these activities may detract from their efforts in the domestic Chinese market, causing the operating results in its principal market to be adversely affected.

Tongxin will also face international competitors who are much better established and more experienced than TI, have substantially greater financial resources, operate in many international markets and are much more diversified than TI. As a result, they are in a strong position to compete effectively with TI by, for example, reducing their prices, which could force TI to reduce its prices. These large competitors are also in a better position than TI is to weather any extended weaknesses in the international markets for their products.

WE MAY NOT BE ABLE TO SECURE FINANCING FOR FUTURE OPERATING NEEDS ON ACCEPTABLE TERMS, OR ON ANY TERMS AT ALL.

From time to time, we may seek additional equity or debt financing, within the PRC or outside the PRC, to provide the capital required to maintain or expand TI's design and production facilities and equipment and/or working capital, if its cash flow from operations is insufficient to do so. We cannot predict with certainty the timing or amount of any such capital requirements. If such financing is not available with satisfactory terms, we may be unable to expand Hunan Tongxin's business or to develop new business at the rate desired, and its operating results may suffer.

FAILURE TO MANAGE TI'S GROWTH EFFECTIVELY COULD ADVERSELY
AFFECT ITS OPERATIONS.

TI has increased the number of its manufacturing and product programs and intends to expand further the number and diversity of its programs. It may also increase the number of its manufacturing locations. TI's ability to manage its planned growth effectively will require it to:

*  enhance its quality, operational, financial and management systems;

*  expand its facilities and equipment; and

* successfully hire, train and motivate additional employees, including technical personnel necessary to operate its die design and fabricatio facility.

An expansion of TI product range, manufacturing and sales, will result in increases in its overhead and selling expenses. It may also be required to increase staffing and other expenses as well as its expenditures on plant, equipment and property in order to meet the anticipated demand of its customers. Customers, however, generally do not commit to firm production schedules for more than a short time in advance. Any increase in expenditures in anticipation of future orders that do not materialize would adversely affect its profitability. Customers also may require rapid increases in design and production services that would place an excessive short-term burden on TI's resources and could reduce its profitability.

TI MAY NOT BE ABLE TO RETAIN, RECRUIT AND TRAIN ADEQUATE DIE
DESIGN AND FABRICATION TECHNICAL PERSONNEL.

TI's continued operations are dependent upon its ability to identify and recruit adequate technical personnel for die design and fabrication. It requires trained personnel of varying levels and experience and a flexible work force of semi-skilled operators. With the current rate of economic growth in China, competition for qualified personnel will be substantial. The favorable employment climate may not continue and the wage rates TI must offer to attract qualified technical personnel may not enable it to remain competitive.

RISKS RELATED TO INTERNATIONAL OPERATIONS

IF THE PRC DOES NOT CONTINUE ITS POLICY OF ECONOMIC REFORMS, IT COULD, AMONG OTHER THINGS, RESULT IN AN INCREASE IN TARIFFS AND TRADE
RESTRICTIONS ON PRODUCTS TI PRODUCES OR SELLS.

The PRC government has been reforming its economic system since the late 1970s. The economy of the PRC has historically been a nationalistic, "planned economy," meaning it has functioned and produced according to governmental plans and pre-set targets or quotas.

However, in recent years, the PRC government has implemented measures emphasizing the utilization of market forces for economic reform and the reduction of state ownership in business enterprises. TI's business has benefited greatly from that new outlook. Although we believe that the changes adopted by the PRC government have had a positive effect on the economic development of the PRC, additional changes still need to be made. For example, a substantial portion of productive assets in the PRC are still owned by government entities. Additionally, the government continues to play a significant role in regulating automotive development. We cannot predict the timing or extent of any future economic reforms that may be proposed.

A positive economic change has been the PRC's entry into the World
Trade Organization, the global international organization dealing with the rules of trade between nations. Many observers believe that the PRC's entry will ultimately result in a reduction of tariffs for automotive products, a reduction in trade restrictions and an increase in international trade with China. However, the PRC has not yet fully complied with all of obligations that it must meet prior to being admitted as a full member of the WTO, including fully opening its markets to goods from other countries, currency exchange requirements and other measures designed to ease the current trade imbalance that China has with many of its trading partners. If the scheduled actions to rectify these problems are not completed, trade relations between China and some of its trading partners may be strained. While the majority of TI's business currently is conducted solely within China, this may have a negative impact on China's economy generally, which would adversely affect its business. It could also reduce or eliminate any benefits that TI hopes to achieve by expanding its business internationally.

THE CHINESE GOVERNMENT COULD CHANGE ITS POLICIES TOWARD, OR EVEN
NATIONALIZE, PRIVATE ENTERPRISE, WHICH COULD HARM TI'S
OPERATIONS.

Over the past several years, the Chinese government has pursued economic reform policies, including the encouragement of private economic activities and decentralization of economic regulation. The Chinese government may not continue to pursue these policies or may significantly alter them to TI's detriment from time to time without notice.
Changes in policies by the Chinese government that result in a change of laws, regulations, their interpretation, or the imposition of high levels of taxation, restrictions on currency conversion or imports and sources of supply could materially and adversely affect TI's business and operating results. The nationalization or other expropriation of private enterprises by the Chinese government could result in the total loss of its investment in China.

THE CHINESE LEGAL SYSTEM MAY HAVE INHERENT UNCERTAINTIES THAT COULD MATERIALLY AND ADVERSELY IMPACT TI'S ABILITY TO ENFORCE THE
AGREEMENTS GOVERNING ITS OPERATIONS.

The performance of the agreements and the operations of TI's factories are dependent on its relationship with the various governments in China. TI's operations and prospects would be materially and adversely affected by the failure of the government to honor its agreements or an adverse change in the laws governing them. In the event of a dispute, enforcement of these agreements could be difficult in China. China tends to issue legislation, which is followed by implementing regulations, interpretations and guidelines that can render immediate compliance difficult. Similarly, on occasion, conflicts arise between national legislation and implementation by the provinces that take time to reconcile. These factors can present difficulties in TI achieving compliance. Unlike the United States, China has a civil law system based on written statutes in which judicial decisions have limited precedential value. The Chinese government has enacted laws and regulations to deal with economic matters such as corporate organization and governance, foreign investment, commerce, taxation and trade. However, its experience in implementing, interpreting and enforcing these laws and regulations is limited, and the ability of TI to enforce commercial claims or to resolve commercial disputes in China is therefore unpredictable. Agencies of the Chinese government may exercise considerable discretion over these matters, and forces and factors unrelated to the legal merits of a particular matter or dispute may influence their determination.

BECAUSE OUR OPERATIONS WILL BE INTERNATIONAL, WE WILL BE SUBJECT TO SIGNIFICANT WORLDWIDE POLITICAL, ECONOMIC, LEGAL AND OTER UNCERTAINTIES.

Upon consummation of the proposed transactions, we will be incorporated in the British Virgin Islands and will have our principal operations in China. Because TI manufactures all of its products in China, substantially all of the net book value of our total consolidated fixed assets will be located there. While until now nearly all of Hunan Tongxin's sales have been within China, it is expanding its efforts to sell them internationally as well. As a result, TI expects to have receivables from and goods in transit outside of China in the near future. Protectionist trade legislation in the United States or other countries, such as a change in export or import legislation, tariff or duty structures, or other trade policies, could adversely affect TI's ability to sell products in these markets.

TI is also subject to numerous national, state and local governmental regulations, including environmental, labor, waste management, health and safety matters and product specifications. It is subject to laws and regulations governing its relationship with its employees, including: wage and hour requirements, working and safety conditions, citizenship requirements, work permits and travel restrictions. These include local labor laws and regulations, which may require substantial resources for compliance. TI is subject to significant government regulation with regard to property ownership and use in connection with its leased facilities in China, import restrictions, currency restrictions and restrictions on the volume of domestic sales and other areas of regulation, all of which impact its profits and operating results.

BECAUSE TI PLANS TO INCREASE THE AMOUNT OF INTERNATIONAL
BUSINESS IT CONDUCTS AND MAY USE CURRENCIES OTHER THAN THE RENMINBI, TI MAY EXPERIENCE A DECREASE IN EARNINGS BECAUSE OF THE
FLUCTUATION OF THE RENMINBI AGAINST OTHER CURRENCIES.

The value of the Renminbi, the main currency used in the PRC, fluctuates and is affected by, among other things, changes in the PRC's political and economic conditions. The conversion of Renminbi into foreign currencies such as the dollar has been generally based on rates set by the People's Bank of China, which are set daily based on the previous day's interbank foreign exchange market rates and current exchange rates on the world financial markets. While the official exchange rate had remained stable over the past several years, the PRC recently adopted a floating rate with respect to the Renminbi, with permitted ranges of fluctuation. Since
TI is planning to increase the amount of business that it conducts internationally, and may use currencies other than the Renminbi, any fluctuation in the value of the Renminbi could have various adverse effects on its business.

CHANGES IN FOREIGN EXCHANGE REGULATIONS IN THE PRC MAY AFFECT HUNAN TONGXIN'S ABILITY TO PAY DIVIDENDS IN FOREIGN CURRENCY OR CONDUCT
OTHER FOREIGN EXCHANGE BUSINESS.

Renminbi, or RMB, is not presently a freely convertible currency, and the restrictions on currency exchanges may limit our ability to use revenues generated in RMB to fund our business activities outside the PRC or to make dividends or other payments in United States dollars. The PRC government, through the State Administration for Foreign Exchange ("SAFE"), regulates conversion of RMB into foreign currencies. Currently, Foreign Invested Enterprises are required to apply for "Foreign Exchange Registration Certificates" and to renew those certificates annually. However, even with that certification, conversion of currency in the "capital account" (e.g.
for capital items such as direct investments or loans) still requires the approval of SAFE. There is no assurance that SAFE approval will be obtained, and if it is not, it could impede TI's business activities.

AAAC'S BOARD APPROVED THE TRANSACTION WITHOUT OBTAINING A FAIRNESS
OPINION.

Based upon the directors' experience in performing due diligence of acquisition targets and in valuing companies, AAAC did not obtain a fairness opinion with respect to the Equity Acquisition transaction. If the AAAC Board erred in concluding that the Equity Acquisition Agreement is in the best interest of the AAAC stockholders, then the AAAC stockholders could suffer adverse consequences as a result of the consummation of the transaction. In the event of litigation over the Board's exercise of its fiduciary duties, AAAC may be required to indemnify its directors. At a minimum, any litigation would divert management's time and attention from completing the transactions described herein, and would likely also involve the expenditure of substantial amounts for legal fees.

WE ARE SUBJECT TO VARIOUS TAX REGIMES.

Upon consummation of the Equity Acquisition transaction, we will have subsidiaries and/or operations in the PRC, and the British Virgin Islands, and we may have operations in other jurisdictions. As a result, we will be subject to the tax regimes of these countries. Any change in tax laws and regulations or the interpretation or application thereof, either internally in one of those jurisdictions or as between those jurisdictions, may adversely affect our profitability and tax liabilities.

BECAUSE CHINESE LAW WILL GOVERN ALMOST ALL OF TI'S MATERIAL
AGREEMENTS, WE MAY NOT BE ABLE TO ENFORCE OUR LEGAL RIGHTS WITHIN THE PRC.

Chinese law will govern all of our material agreements after the Equity Acquisition. Our PRC subsidiary may not be able to enforce their material agreements, and remedies may not be available outside of the PRC. The system of laws and the enforcement of existing laws in the PRC may not be as certain in implementation and interpretation as in the United States The Chinese judiciary is relatively inexperienced in enforcing corporate and commercial law, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. The inability to enforce or obtain a remedy under any of our future agreements could result in a significant loss of business, business opportunities or capital.

Additionally, substantially all of our assets will be located outside of the United States and a significant number of our officers and directors will reside outside of the United States As a result, it may not be possible for investors in the United States to enforce their legal rights, to effect service of process upon our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under Federal securities laws. Moreover, we have been advised that the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States Further, it is unclear if extradition treaties now in effect between the United States and the PRC would permit effective enforcement of criminal penalties of the Federal securities laws.

IT WILL BE EXTREMELY DIFFICULT TO ACQUIRE JURISDICTION AND ENFORCE LIABILITIES AGAINST OUR OFFICERS, DIRECTORS AND ASSETS BASED IN THE PRC.

Because most of our officers and directors will reside outside of the United States, it may be difficult, if not impossible, to acquire jurisdiction over these persons in the event a lawsuit is initiated against us and/or our officers and directors by a shareholder or group of shareholders in the United States. Also, because our executive officers will likely be residing in the PRC at the time such a suit is initiated, achieving service of process against such persons would be extremely difficult. Furthermore, because the majority of our assets are located in the PRC it would also be extremely difficult to access those assets to satisfy an award entered against us in United States court. Moreover, we have been advised that the PRC does not have treaties with the United States providing for the reciprocal recognition and enforcement of judgments of courts.

WE MAY HAVE DIFFICULTY ESTABLISHING ADEQUATE FINANCIAL CONTROLS IN THE PRC.

Most PRC companies historically have been less focused on establishing Western style financial reporting concepts and practices, as well as in modern banking, and other internal control systems. We may have difficulty in hiring and retaining a sufficient number of qualified internal control employees to work in the PRC. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet USGAAP standards.

RISKS RELATED TO THE OWNERSHIP OF OUR STOCK

THE MARKET PRICE OF OUR SHARES IS SUBJECT TO PRICE AND VOLUME FLUCTUATIONS.

The markets for equity securities have been volatile. The price of our common shares may be subject to wide fluctuations in response to variations in operating results, news announcements, trading volume, general market trends both domestically and internationally, currency movements and interest rate fluctuations or sales of common shares by our officers, directors and our principal shareholders, customers, suppliers or other publicly traded companies. Certain events, such as the issuance of common shares upon the exercise of our outstanding warrants, could also materially and adversely affect the prevailing market price of our common shares. Further, the stock markets in general have recently experienced price and volume fluctuations that have affected the market prices of equity securities of many companies and that have been unrelated or disproportionate to the operating performance of such companies. These fluctuations may materially and adversely affect the market price of our common shares and the ability to resell shares at or above the price paid, or at any price.

FOLLOWING THE EQUITY ACQUISITION, A LIMITED NUMBER OF STOCKHOLDERS WILL COLLECTIVELY OWN APPROXIMATELY 41% OF OUR COMMON STOCK AND MAY ACT, OR PREVENT CERTAIN TYPES OF CORPORATE ACTIONS, TO THE DETRIMENT OF OTHER STOCKHOLDERS.

Immediately after the consummation of the Equity Acquisition transaction, the former holders of TI will own approximately 41% of our outstanding common stock. Accordingly, these stockholders (some of whom serve as, or are affiliated with, our directors and officers) may, if they act together, exercise significant influence over all matters requiring stockholder approval, including the election of a majority of the directors and the determination of significant corporate actions. This concentration could also have the effect of delaying or preventing a change in control that could otherwise be beneficial to our stockholders.

IN THE REDOMESTICATION TRANSACTION, WE WILL BECOME A BVI COMPANY AND, BECAUSE THE RIGHTS OF SHAREHOLDERS UNDER BVI LAW DIFFER FROM THOSE UNDER UNITED STATES LAW, YOU MAY HAVE FEWER PROTECTIONS AS A SHAREHOLDER.

Following the Redomestication, our corporate affairs will be governed by our Memorandum and Articles of Association, the Business Companies Act of the British Virgin Islands and the common law of the British Virgin Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibility of the directors under BVI law are to a large extent governed by the common law of the BVI. The common law of the BVI is derived in part from comparatively limited judicial precedent in the BVI as well as from British common law, which has persuasive, but not binding, authority on a court in the BVI. The rights of our shareholders and the fiduciary responsibilities of our directors under BVI law are not as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the BVI has a less developed body of securities laws as compared to the United States, and some states (such as Delaware) have more fully developed and judicially interpreted bodies of corporate law.

BVI COMPANIES MAY NOT BE ABLE TO INITIATE SHAREHOLDER DERIVATIVE ACTIONS, THEREBY DEPRIVING SHAREHOLDERS OF THE ABILITY TO PROTECT THEIR INTERESTS.

Shareholders of BVI companies may not have standing to initiate a shareholder derivative action in a federal court of the United States. The circumstances in which any such action may be brought, and the procedures and defenses that may be available in respect to any such action, may result in the rights of shareholders of a BVI company being more limited than those of shareholders of a company organized in the United States. Accordingly, shareholders may have fewer alternatives available to them if they believe that corporate wrongdoing has occurred. The BVI courts are also unlikely to recognize or enforce against us judgments of courts in the United States based on certain liability provisions of United States securities law; and to impose liabilities against us, in original actions brought in the BVI, based on certain liability provisions of United States securities laws that are penal in nature. There is no statutory recognition in the BVI of judgments obtained in the United States, although the courts of the BVI will generally recognize and enforce the non-penal judgment of a foreign court of competent jurisdiction without retrial on the merits. This means that even if shareholders were to sue us successfully, they may not be able to recover anything to make up for the losses suffered.

THERE MAY NOT BE AN ACTIVE, LIQUID TRADING MARKET FOR OUR COMMON STOCK, AND THE TRADING PRICE FOR OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY.

Our common stock is currently traded on the Over the Counter Bulletin Board, and we intend to file an application for listing on The NASDAQ National Market. Our listing application may not be accepted. If we do not succeed in securing a listing on the NASDAQ National Market, it could limit the ability to trade our common stock and result in a reduction of the price that can be obtained for shares being sold.

Compliance with all of the applicable provisions of the Sarbanes-
Oxley Act will likely be a further condition of continued listing or trading. There is no assurance that if we are granted a listing on the NASDAQ National Market we will always be able to meet the NASDAQ National Market listing requirements, or that there will be an active, liquid trading market for our common stock in the future. Failure to meet the NASDAQ National Market listing requirements could result in the delisting of our common stock from the NASDAQ National Market, which may adversely affect the liquidity of our shares, the price that can be obtained for them, or both.

WE MAY NOT PAY CASH DIVIDENDS.

Although Hunan Tongxin has paid dividends on its common stock AAAC has never paid any cash dividends on our common stock. Tongxin International expects to apply earnings toward the further expansion and development of its business. Thus, the liquidity of yourinvestment is dependent upon your ability to sell stock at an acceptable price, rather than receiving an income stream from it.The price of our stock can go down as well as up, and fluctuations in market price may limit your ability to realize any value from your investment, including recovering the initial purchase price.

CONSIDERATION OF RISK FACTORS

Before you grant your proxy or instruct how your vote should be cast or vote on the adoption of the Equity Acquisition Agreement you should be aware that the occurrence of the events described in the "Risk Factors" section and elsewhere in this proxy statement could have a material adverse effect on AAAC, Hunan Tongxin, or the combined company.


THE AAAC SPECIAL MEETING

AAAC SPECIAL MEETING

We are furnishing this proxy statement to you as part of the solicitation of proxies by the AAAC board of directors for use at the special meeting in connection with the proposed Equity Acquisition, Redomestication.
This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

DATE, TIME AND PLACE

We will hold the special meeting at ________, ________, on _________, 2007 at ____________________________, to vote on the proposals to approve the Equity Acquisition Agreement, and the Redomestication.

PURPOSE OF THE SPECIAL MEETING

* At the special meeting, we are asking holders of AAAC common stock to:

* Approve the Equity Acquisition Proposal; and

* Approve the Redomestication proposal.

THE AAAC BOARD OF DIRECTORS:

* Has unanimously determined that the Equity Acquisition Proposal,and the Redomestication proposal are fair to and in the best interests of AAAC and its stockholders;

* Has unanimously approved the Equity Acquisition Proposal, and the Redomestication proposal;

* Unanimously recommends that AAAC common stockholders vote "FOR"the proposals to adopt the Equity Acquisition Agreement;

* Unanimously recommends that AAAC common stockholders vote "FOR" the proposal to redomesticate in the British Virgin Islands and

RECORD DATE; WHO IS ENTITLED TO VOTE

The "record date" for the special meeting is September 13, 2007.
Record holders of AAAC common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,031,250 outstanding shares of AAAC common stock. Each share of AAAC common stock is entitled to one vote per share at the special meeting.

Pursuant to agreements with AAAC, any shares of AAAC common stock held by stockholders who purchased their shares of common stock prior to the initial public offering (except for shares those holders may have purchased in the public market) will be voted in accordance with the majority of the votes cast at the special meeting on the Equity Acquisition and Redomestication proposals.

AAAC's outstanding warrants do not have any voting rights, and record holders of AAAC warrants will not be entitled to vote at the special meeting.

VOTING YOUR SHARES

Each share of AAAC common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of AAAC common stock that you own.

There are three ways to vote your shares of AAAC common stock at the special meeting:

* You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the AAAC board "FOR" the adoption of the Equity Acquisition Proposal, and the Redomestication proposal.

* You can vote by telephone or on the internet by following the telephone or Internet voting instructions that are included with your proxy card. If you vote by telephone or by the Internet, you should not return the proxy card.

* You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF AAAC COMMON STOCK IN ANY OF THE
WAYS DESCRIBED ABOVE, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE ADOPTION OF THE EQUITY ACQUISITION PROPOSAL AND THE Redomestication PROPOSAL, BUT WILL NOT HAVE THE EFFECT OF A DEMAND OF CONVERSION OF YOUR SHARES INTO A PRO RATA SHARE OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE PROCEEDS OF AAAC'S INITIAL PUBLIC OFFERING ARE HELD OR A DEMAND FOR APPRAISAL RIGHTS UNDER DELAWARE LAW.

WHO CAN ANSWER YOUR QUESTIONS ABOUT VOTING YOUR SHARES

If you have any questions about how to vote or direct a vote in respect of your AAAC common stock, you may call Mr. David J. Brophy, AAAC's Corporate Secretary, (248) 593-8330.

NO ADDITIONAL MATTERS MAY BE PRESENTED AT THE SPECIAL MEETING

This special meeting has been called only to consider the adoption of the Equity Acquisition Proposal, and the Redomestication proposal.
Under AAAC's by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

REVOKING YOUR PROXY

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

* You may send another proxy card with a later date;

* You may notify David J. Brophy , AAAC's Secretary, in writing before the special meeting that you have revoked your proxy; and

* You may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

VOTE REQUIRED

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock constitutes a quorum at the special meeting. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to AAAC but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker
("broker non-votes"). If you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the proposals to approve the Equity Acquisition, and the Redomestication.

The approval of the Equity Acquisition and Redomestication proposals will require the affirmative vote of the holders of a majority of the AAAC common stock outstanding on the record date. Because each of these proposals require the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against the proposal.

For consummation of the Equity Acquisition proposal, the Redomestication proposal must be approved by the stockholders. For the Redomestication proposal to be implemented, the Equity Acquisition proposal must be approved by the stockholders.

CONVERSION RIGHTS

Any stockholder of AAAC holding shares of common stock issued in AAAC's initial public offering who votes against the Equity Acquisition Proposal may, at the same time, demand that AAAC convert his or her shares into a pro rata portion of the trust account as of the record date. If the stockholder makes that demand and the Equity Acquisition is consummated, AAAC will convert these shares into a pro rata portion of funds held in the trust account plus interest, as of the record date.

The closing price of AAAC's common stock on ___________, 2007 (the record date) was $____ and the per-share, pro-rata cash held in the trust account on that date was approximately $_____. Prior to exercising conversion rights, AAAC stockholders should verify the market price of AAAC's common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights, if the market price per share is higher than the conversion price.

If the holders of 1,006,250 or more shares of common stock issued in AAAC's initial public offering (an amount equal to 20% or more of these shares), vote against the Equity Acquisition and demand conversion of their shares, AAAC will not be able to consummate the Equity Acquisition.

If you exercise your conversion rights, then you will be exchanging your shares of AAAC common stock for cash and will no longer own these shares. You will be entitled to receive cash for these shares only if you continue to hold these shares through the effective time of the Equity Acquisition and then tender your stock certificate to the combined company.

APPRAISAL RIGHTS

Under Delaware corporate law, the Redomestication of AAAC causes the stockholders of AAAC to have appraisal rights in connection with the transactions for which approval is sought. This right is separate from the conversion rights of the holders of shares of AAAC common stock issued in the initial public offering. However, because the exercise of the appraisal right and the conversion rights both require a tender of the holder's shares to AAAC, only one right may be elected in respect of the shares. See Annex
H for more information about appraisal rights.

SOLICITATION COSTS

AAAC is soliciting proxies on behalf of the AAAC board of directors.
This solicitation is being made by mail but also may be made by telephone or in person. AAAC and its respective directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.

AAAC has not hired a firm to assist in the proxy solicitation process, but may do so if it deems this assistance necessary. AAAC will pay all fees and expenses related to the retention of any proxy solicitation firm.

AAAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

STOCK OWNERSHIP

At the close of business on the record date, Asia Development Capital
LLC and other insiders beneficially owned and were entitled to vote approximately 1,349,000 shares of AAAC common stock, or approximately
22% of the then outstanding shares of AAAC common stock, which includes all of the shares held by the directors, executive officers of AAAC and their affiliates and other insiders. Those persons, who were stockholders of AAAC prior to its initial public offering of securities, have agreed to vote their shares (except for any shares they may have acquired in the public market) on the Equity Acquisition and Redomestication proposals in accordance with the majority of the votes cast by the holders of shares issued in AAAC's initial public offering.

FAIRNESS OPINION

AAAC did not obtain a fairness opinion in respect to the acquisition of Hunan Tongxin or the Redomestication. The AAAC board of directors believes because of the financial skills and background of several of its members, it was qualified to make an analysis itself and conclude that the acquisition of Hunan Tongxin met the 80% asset test requirement without recourse to an fairness opinion from an independent source.(See "Satisfaction of 80% Test" on page 47)

CONSIDERATION OF THE EQUITY ACQUISITION AGREEMENT

The following discussion of the principal terms of the Equity Acquisition Agreement dated July 24, 2007 among AAAC and the Hunan Tongxin Equity Holders is subject to, and is qualified in its entirety by reference to, the Equity Acquisition Agreement, the Key Employees Employment Agreement and the Performance Earn Out Agreement. A copy of each Agreement is attached as an Annex to this proxy statement and is incorporated in this proxy statement by reference.

GENERAL DESCRIPTION OF THE EQUITY ACQUISITION AGREEMENT

Pursuant to the Equity Acquisition Agreement, AAAC will establish a wholly owned subsidiary, Tongxin International Ltd., under the laws of the British Virgin Islands, and AAAC will merge with and into Tongxin International Ltd. concurrently with the closing of the Equity Acquisition. Tongxin International will be the surviving entity, and the separate corporate existence of AAAC will cease at the effective time of the merger. Simultaneously with the merger, Tongxin International will purchase all of the issued and outstanding common stock of Hunan Tongxin, We refer to Tongxin International Ltd., after giving effect to completion of the Equity Acquisition, as "TI" or "the combined company." As a result of the Equity Acquisition, Hunan Tongxin Equity Holders will own approximately 41% of the outstanding shares of the combined company's common stock, assuming full participation in the exchange offer and no conversions or exercise of appraisal rights and before any issuance of shares pursuant to the earn out provisions of the Performance Earn Out Agreement.
If TI issues the additional earn out shares as additional consideration to Hunan Tongxin, Hunan Tongxin will then own approximately 50% of the issued and outstanding common stock of TI, and existing AAAC stockholders will own approximately 50% of the issued outstanding common stock of TI. None of the foregoing percentages reflects the effect that an exercise of the currently outstanding warrants would have.

ARBITRATION

Any dispute, controversy or claim arising out of or relating to this Equity Acquisition Agreement, or the interpretation, breach, termination or validity, shall be resolved through consultation. Consultation shall begin immediately after one party hereto has delivered to the other party a written request for consultation. If within thirty (30) days following the date on which notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of any party with notice to the others.

The arbitration shall be conducted in Hong Kong by the Hong Kong
International Arbitration Center in accordance with its arbitration rules then in effect. The arbitration proceedings shall be conducted in Chinese.

The award of the arbitration tribunal shall be final and binding upon the disputing parties, and any party may apply to a court of competent jurisdiction for enforcement of the award.

NEW TI MEMORANDUM AND ARTICLES OF ASSOCIATION

As part of the Redomestication AAAC will present the New TI Memorandum and Articles of Association for approval at the AAAC Special Shareholders' Meeting. The AAAC Shareholders shall approve, and if necessary, shall cause the board of directors of TI to approve, the New TI Memorandum and Articles of Associaiton and shall cause the New TI Memorandum and Articles of Association to take effect on the date of the Closing.

BACKGROUND OF THE EQUITY ACQUISITION AGREEMENT

The terms of the Equity Acquisition Agreement are the result of arm's-length negotiations between representatives of AAAC, and Mr. Zhnag Ruanxiang who was given full authority by the Hunan Tongxin Equity Holders. The following is a brief discussion of the background of these negotiations, the Equity Acquisition and related transactions.

THE CANDIDATE IDENTIFICATION PROCESS

AAAC was formed on June 21, 2005 to serve as a vehicle to accomplish a business combination with an unidentified automotive component business in China, India or the ASEAN region. AAAC completed an initial public offering on April 19, 2006, in which it raised net proceeds of approximately $38.2 million. Of these net proceeds, approximately $37.4 million were placed in a trust account immediately following the initial public offering and, in accordance with AAAC's Certificate of Incorporation, will be released either upon the consummation of a business combination or upon the liquidation of AAAC. AAAC must liquidate unless
(i) it has consummated a business combination by October 19, 2007; or
(ii) if a letter of intent, agreement in principle or a definitive agreement to complete a business combination was executed but the transaction was not consummated prior to October 19, 2007, then it is not required to liquidate unless the business combination contemplated by such letter of intent, agreement in principle or definitive agreement is not consummated by April 19, 2008.

In mid-April 2006, promptly after completing AAAC's public offering, the officers of AAAC began the initial screening and interviewing process to locate target companies within China, India or the ASEAN region, with which to effect a business combination. AAAC sought to identify acquisition candidates principally through its extensive contacts and experience throughout the Asian automotive industry.

Over the course of the next six months AAAC selected fourteen companies as potential candidates for a business combination. On a daily basis the AAAC team regularly reviewed data collected on various potential candidates and met with representatives of some of these companies, and in some cases executed non-binding letters of intent.

An AAAC Officer first met with Hunan Tongxin's Chairman, Mr. Zhang Ruanxiang, and its president, Mr. Peng Weiwu on October 24, 2006 and again on October 30, 2006, for preliminary discussions about a potential business combination. For some time thereafter, the parties remained in contact through phone calls and email communications, both directly and through their respective representatives.

The first formal meeting to discuss this transaction was held on December 2, 2006, in Changsha, China. AAAC management, Hunan Tongxin management and an advisory firm representing Hunan Tongxin, Manhattan Capital Group, exchanged information about AAAC and Hunan Tongxin.

During its discussions with Hunan Tongxin, AAAC continued to evaluate other potential candidates for a business combination.

On December 9, 2006, AAAC provided to Hunan Tongxin Management a non-binding Letter of Intent ("LOI"). Subsequently the parties were in discussion regarding the proposed LOI during the course of the next several weeks and agreed to meet in person on January 5, 2007.

After three days of negotiations in Changsha, China from January 5, 2007, to January 7, 2007, by and among the chairman and chief executive officer of AAAC and the chairman and president of Hunan Tongxin, AAAC and Hunan Tongxin signed the LOI on January 7, 2007 with respect to AAAC acquiring the equity of Hunan Tongxin. This LOI set forth the following:

* the reorganization of Hunan Tongxin and AAAC which was to take into account the best tax arrangements for all parties;

* the consideration to be paid for Hunan Tongxin, which is reflected in the Equity Acquisition Agreement;

* the terms of the additional consideration to be paid subsequent to the close of the business combination for retention of key management personnel for which is reflected in the Key Employees Employment Agreement;

* the terms of the additional consideration to be paid in 2008 for performance achieved in 2007 which is reflected in the Performance Earn Out Agreement;

* the desire to begin to expand markets and opportunities for Hunan Tongxin outside of China;

* The inclusion of certain Hunan Tongxin Equity Holders on the board of directors of the surviving corporation.

During the period between January 8, 2007 and March 26, 2007, AAAC and Tongxin exchanged emails about various points in the agreements and continued to modify them and exchanged drafts of documents. Counsel and the accountants for all the parties conducted legal and financial due diligence and negotiated points in the agreements. During this period, representatives of AAAC and Hunan Tongxin also conducted operational due diligence. On March 31, 2007, by and among the chariman and chief executive officer of AAAC and the chairman and president of Hunan
Tongxin, AAAC and Hunan Tongxin executed a Definitive Agreement of
Equity Transfer subject to the satisfactory completion of an USGAAP audit.

Since April, 2007, subsequent to the execution of the Definitive Agreement of Equity Transfer, AAAC and representatives of Hunan Tongxin met regularly in Changsha, China .AAAC reviewed with them the obligations of being a reporting company, including compliance with the reporting requirements of the federal securities laws, accounting procedures and Sarbanes Oxley requirements, press release disclosure and timing, shareholder communications, website disclosure, financial public relations, NASDAQ compliance and transfer agent requirements. AAAC also reviewed with Hunan Tongxin the resources required to begin identifying market opportunities in the North American and European regions. Hunan Tongxin asked if Tongxin International could help the post-transaction company in advising and complying with all the various requirements.

On July 18, 2007 Hunan Tongxin completed its reorganization into a limited liability company pursuant to the terms of the Definitive Agreement of Equity Transfer and was granted a business license. On July 19, 2007, at a meeting with the Chairman and CEO of AAAC legal counsel for Hunan Tongxin informed the officers that the reorganization of Hunan Tongxin has been completed with the Changsha Ministry of Commerce,permitting the execution of the Equity Acquisition Agreement. The offciers deemed it appropriate to execute the Equity Acquisition Agreement and make a public announcement by filing Form 8K with the SEC on July 25, 2007.

On August 10, AAAC was informed by legal counsel for Hunan Tongxin that Hunan Tongxin was granted approval as a wholly foreign owned enterprise by the Changsha Ministry of Commerce and therefore the proposed transaction with AAAC was approved. Subsequently AAAC made a public announcement by filing Form 8K with the SEC on August 13, 2007.

BOARD CONSIDERATION AND APPROVAL OF TRANSACTION

While no single factor determined the final agreed upon consideration in the Equity Acquisition, AAAC's board of directors reviewed various industry and financial data, including certain valuation analyses and metrics compiled by AAAC and presented to the board of directors by Rudy Wilson on September 13,2007 in order to determine that the consideration to be paid to the Hunan Tongxin Equity Holders was reasonable and that the Equity Acquisition was in the best interests of AAAC's share holders.

INTEREST OF AAAC DIRECTORS AND OFFICERS IN THE EQUITY ACQUISITION

In considering the recommendation of the board of directors of AAAC to vote for the proposals to approve the Equity Acquisition Agreement and the Redomestication, you should be aware that certain members of the AAAC board have agreements or arrangements that provide them with interests in the Equity Acquisition that differ from, or are in addition to, those of AAAC share holders generally. In particular:

* If the Equity Acquisition is not approved and AAAC fails to consummate an alternative transaction within the time allotted pursuant to its Certificate of Incorporation, AAAC would be required to liquidate.
  In such event, the shares of common stock held by AAAC's directors and officers would be worthless because AAAC's directors and officers are not entitled to receive any of the liquidation proceeds, and any warrants they hold will expire worthless.

* AAAC's executives and directors own a total 1,149,000 shares of AAAC common asset that have a market value of $8,571,540 based on AAAC's share price of $7.46 as of September 12, 2007. However, as AAAC's directors and executives are contractually prohibited from selling their shares prior to April 19, 2008 (during which time the value of the shares may increase or decrease), it is impossible to determine what the financial impact of the Equity Acquisition will be on AAAC's directors and executives;

* AAAC's executives and directors own a total 290,000 warrants of AAAC that have a market value of $524,900 based on AAAC's warrant price of $1.81 as of September 12, 2007. However, as AAAC's directors and executives are contractually prohibited from selling their warrants prior to the completion of the Equity Acquisition (during which time the value of the warrants may increase or decrease), it is impossible to determine what the financial impact from the Equity Acquisition will be on AAAC's directors and executives;

* the transactions contemplated by the Equity Acquisition Agreement provide that Mr. William R. Herren and Mr. Rudy Wilson will be directors/officers of Tongxin International;

AAAC'S REASONS FOR THE EQUITY ACQUISITION AND RECOMMENDATION OF THE AAAC
BOARD

The AAAC board of directors concluded that the Equity Acquisition
Agreement with the Hunan Tongxin Equity Holders is in the best interests of AAAC's share holders. The AAAC board of directors did not obtain an independent fairness opinion.

The entire AAAC board of directors is comprised of directors with extensive experience in analyzing acquistion targets and assessing their future values.AAAC officers William R. Herren and Rudy Wilson have been involved in identifying and completing seven investment projects in China with over $250 Million in direct investment while employed at General Motors. David J. Brophy, leads the University of Michigan's Private Equity and Entrepreneurship Center and brings considerable independent expertise in this area. Donald L. Runkle brings experience from numerous global acquistions during his tenure at Delphi Automotive.

The AAAC board of directors considered a wide variety of factors in connection with its evaluation of the Equity Acquisition. In light of the complexity of those factors, the AAAC board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the AAAC board may have given different weight to different factors.

In considering the Equity Acquisition, the AAAC board of directors gave considerable weight to the factors discussed below.

HUNAN TONGXIN'S RECORD OF GROWTH AND EXPANSION AND HIGH POTENTIAL FOR FUTURE GROWTH

Important criteria to AAAC's board of directors in identifying an acquisition target were that the company has established business operations, that it was generating current revenues, and that it had what AAAC believes to be a potential to experience growth in the future. AAAC's board of directors believes that Hunan Tongxin has in place the infrastructure for good business operations, a large and growing customer base, technological capabilities and brand name recognition. Hunan Tongxin commenced business operations in Changsha, China on November 16, 1984 and it has experienced an average annual revenue growth of greater than 20% from 2004 through 2006. The fiscal year 2006 revenues were approximately $64.3 million.

Although revenue projections are inherently uncertain, AAAC's board of directors believed, and continues to believe, the projections for Hunan Tongxin's business are reliable, based in part on AAAC extensive due diligence and utilization of its proprietary revenue recognition model.

This record of significant growth helped to convince AAAC's board of directors that a business combination with Hunan Tongxin would be in the best interests of AAAC's share holders.

AAAC's board of directors believes that Hunan Tongxin has the ability to continue growth because:

* Hunan Tongxin has established itself as the leader in the Chinese EVBS market segment in the twenty-two years it has been in operation;

* China's rapid automotive market expansion, which creates demand for Hunan Tongxin' products, is expected to continue for the foreseeable future;

* Hunan Tongxin has an expanding presence in Southeast Asia markets including Vietnam, and Cambodia commercial markets, which are also expanding markets as each continues economic growth and its shift toward a consumer economy;

* Hunan Tongxin's rapid development of new products should enable it to continue to enhance its position relative to its domestic and international competitors;

* Hunan Tongxin intends to enter the North American and European automotive markets, which will significantly increase the opportunity for sales of its products, taking advantage of the continued availability of China's comparative cost advantages.

Based on its review of Hunan Tongxin's historical financial statements and its business model and relationships, AAAC's board of directors believes that Hunan Tongxin's products will continue to be attractive to global OEMs. Hunan Tongxin bases its products on the latest OEM vehicle exterior designs, helping Hunan Tongxin to maintain and even to improve its margins.

THE EXPERIENCE OF HUNAN TONGXIN'S MANAGEMENT

Another criterion important to AAAC's board of directors in identifying an acquisition target was that the company has a seasoned management team with specialized knowledge of the markets within which it operates, the ability to lead a company in a rapidly changing environment, and the desire to change its business practices and adapt an integrated and balanced planning process. AAAC's board of directors believes that Hunan Tongxin's management has demonstrated that ability, addressing critical issues such as the development of its products, its emphasis on rapid product development and deployment and its savvy marketing strategy, which targets its products and services to China's most rapidly growing segments. By utilizing its growing revenues to expand its market share and develop additional products, Hunan Tongxin's management has demonstrated a commitment to a strategy that has given it a significant presence in the EVBS market in the PRC.

DUE DILIGENCE INFORMATION MATERIALS

AAAC compiled information and analysis on fourteen target companies identified within China, India and the ASEAN region, and a detailed comparison of each target company utilizing twelve different investment criterias as indicated in AAAC's final offering prospectus.

(1) Small and medium size supplier firms with annual revenues from $25 million-$50 million;

(2) financial condition and results of operation;

(3) global growth potential in both the Original Equipment and Service Parts markets;

(4) experience and skill of management and availability of additional personnel;

(5) capital requirements;

(6) competitive position versus global competitors;

(7) barriers to entry;

(8) stage of development of automotive products;

(9) degree of current or potential market acceptance of automotive products;

(10) proprietary features and degree of intellectual property or other protection of the products, processes or services;

(11) regulatory environment of the automotive industry; and

(12) costs associated with effecting a business combination.

The selection of Hunan Tongxin as the target company of choice was derived from this comparison.

The due diligence report included a global Marketing Plan ("MP") covering the EVBS market. The MP included an internal and external situation analysis, a global competitive assessment including both Chinese domestic and international competitors, and an opportunity analysis of customer programs for both the original equipment manufacturers ("OEM") and aftermarket ("AM").

The report then examined Hunan Tongxin's business operations, including its business model, revenues, customers, cost of goods sold, selling, general and administrative expenses, customer geographic locations, product development, manufacturing capability, pricing policy, material procurement control and supply, quality control and project management. The report provided additional information regarding Hunan Tongxin's financial performance from 2004 to 2006 by analyzing the financial statements for those years. The report also discussed projected operating results for fiscal year 2007 provided by Hunan Tongxin.

The report noted that Hunan Tongxin Stockholders had warranted to AAAC that Hunan Tongxin is not involved in or threatened with any legal proceedings. The report provided information on the intellectual property owned by Hunan Tongxin, including four licenses and trade certificates, nine patents, and two trademarks. The report also provided information on the real property owned by Hunan Tongxin.

Mr. Rudy Wilson, a director and officer of AAAC, prepared for the board of directors an analysis of the post-transaction value of Hunan Tongxin. He analyzed comparable companies in the global automotive component supply market, taking into account their relative market presences and maturity. He prepared a list of comparative price/earnings ratios of these companies and compared them to the price/earnings of Hunan Tongxin and its anticipated price/earnings. The valuation for the future of Hunan Tongxin was based on various assumptions, including projected sales, assumed margins, and projected net income. Capital resources were taken into account, based on the capital of the company after the acquisition and for income and reinvestment, and for the potential of exercise of outstanding warrants of AAAC. Based on this analysis, Mr. Wilson concluded that, comparatively speaking, the enterprise value of Hunan Tongxin, immediately after the acquisition, was favorable. On the basis of the analysis, he concluded that the board of directors, from an economic point of view, should consider the acquisition of Hunan Tongxin.

AAAC's officers also considered the method of effecting a business combination with Hunan Tongxin. In structuring the transaction and in preparing the documentation, AAAC consulted with its legal counsel, which has offices in the PRC, for advice on the acquisition. The Equity Acuquisition Agreement provides for opinions of PRC counsel on the validity and enforceability of all the agreements by Hunan Tongxin. On the basis of its discussions with Chinese counsel, the AAAC board of directors believed that the use of an Equity Acquisition Agreement was the preferred business strategy for obtaining an acquisition opportunity in the PRC.

SATISFACTION OF 80% TEST

It is a requirement that any business acquired by AAAC have a fair market value equal to at least 80% of its net assets at the time of acquisition, which assets shall include the amount in the trust account. Based on the financial analysis of Hunan Tongxin generally used to approve the transaction, the AAAC board of directors determined that this requirement was met and exceeded. To determine the value of Hunan Tongxin, the board compiled a list of eight comparable automotive component companies whose stock is traded on United States stock exchanges.

The companies used for this analysis were as follows as of August 28, 2007:

($ in millions, except per share data) as of August 28th

CompanyName  LTM   Forward Market  Stock  TEV/LTM  LTM      Revenue  LTM    EBITDA NI
             PE    PE      Cap     Price  EBITDA   Revenue  Growth   EBITDA Margin Margin
                                                            LTM
                                                            June 07A
-----------  ----  ------  ------  ----   -------  ------   -------- ------ ------ ------
SORL AUTO
(NASDAQ NM:  10.4  NA      $  116  $6.37   8.9x     $  99    33.2%    $  13  13.5%  10.0%
SORL)

China Auto
Systems Inc.
(NASDAQ SC:
CAAS)        23.4  38.1       167   6.98   7.9x       115    46.1%       25  21.6%   6.2%

Eaton corp.
(NYSE:ETN)   15.4  12.7    13,783  94.60  10.1X    12,650     8.4%    1,640  13.0%   7.7%

CLARCOR Inc.
(NYSE:CLC)   22.6  20.5     1,902  38.19  12.4x       909     1.2%      153  16.8%   9.6%

Gentex Corp.
(NASDAQ
NM: GNTX)    24.3  21.5     2,812  19.56  14.1x       612     9.6%      173  28.3%  18.9%

Standard
Motor
Products
Inc.
(NYSE:SMP)   18.9  10.5       187   9.86   8.5x       790     5.5%       52   6.6%   1.3%

Amerigon
Inc.
(NASDAQ
NM:ARGN)     86.2  63.1       373  17.20  41.6x        59    43.9%        9   14.4%  7.6%

Aftermarket
Technology Corp.
(NASDAQ
NM:ATAC)     25.5  15.6       642  29.06   8.2x       519     9.5%       76   14,6%  4.7%

SPX Corp.
(NYSE:SPW)   21.6  17.6     4,776  57.68  10.2x     4,672    15.6%      536   11.5%  2.8%

Stoneridge
Inc.
(NYSE:SRI)   19.2  17.8       267  22.03  11.1x       712     5.4%       66    9.2%  1.9%
----------------------------------------------------------------------------------------
Median       22.1  17.8     1,272  24.31  11.1x       751     9.0%      114   13.7%  6.2%

Average      26.8  24.2     3,093  34.65  15.1x     2,615    11.0%      338   14.3%  6.8%
----------------------------------------------------------------------------------------


Overall the Company examined 65 automotive supplier firms traded on United States stock exchanges.Subsequently eight companies were selected based on their single or dual focus technical competency which is similar to that of Hunan Tongxin. Additionally, we analyzed gross and net Income margins and revenue growth rates. The board then examined the forward price earnings ratios of these companies. The median and mean forward price earnings ratios for the eight companies were 17.7 and 22.4, respectively. The board used this range of price earnings ratios as the most representative.

The board made several assumptions in deriving statistics about Hunan Tongxin that were used solely for the purpose of management's determining a value of Hunan Tongxin. Investors should not place any weight on these projections, because any projection is subject to many assumptions, some or all of which may not be correct or occur as assumed. The assumptions were for the projection of net income for 2007. The net income assumption for fiscal year 2007 was $9.5 million. The projected net income for 2007 was determined to be reasonable in light of the net income for 2006 of approximately $5.7 million, and the level of existing and new contracts at the time the assessment was made. The level of contracts has increased significantly from 2006 to 2007. Hunan Tongxin has long-term debt of approximately $5.2 million and and cash and marketable securities of approximately $5.9 million as of June 30, 2007 and it is assumed that it will not leverage the business going forward.

The starting point was to determine enterprise value of Hunan Tongxin, which was derived by the following formula: enterprise value equals market capitalization, plus long term debt, plus preferred equity, minus cash and cash equivalents. Using this formula, the board of directors arrived at a projected enterprise value for Hunan Tongxin of $169,100,000 for 2007. This was derived using a market capitalization of $168,150,000 an amount determined by taking the fair market comparable capitalization using an implied market capitalization equal to a comparable price earnings ratio of
17.7 multiplied by the assumed earnings of Hunan Tongxin for 2007 of $9,500,000. There is anticipated to be no additional long-term debt in 2007 over the existing $5,300,000 and no preferred equity issued and outstanding in Hunan Tongxin. Cash and cash equivalents of Hunan Tongxin for 2007 were assumed to be $5,900,000 resulting from Hunan Tongxin's ongoing operations.

Based on the assumed 6,380,250 shares that will be outstanding upon completion of the Equity Acquisition, the Board computed a per share price of $26.50, or approximately $19.06 above the redemption value of AAAC's common stock (approximately $7.60). Stockholders should note that these evaluation computations are not predictions of the actual market price of AAAC either upon consummation of the transaction or at any time after that.

The AAAC board of directors believes because of the financial skills and automotive background of all of its directors, it was qualified to make this analysis itself and conclude that the acquisition of Hunan Tongxin met this 80% test requirement without recourse to an independent source.
The entire AAAC board of directors is comprised of directors with extensive experience in analyzing acquistion targets and assessing their future values. AAAC officers William R. Herren and Rudy Wilson have been involved in identifying and completing seven investment projects in China with over $250 million in direct investment while employed at General Motors. David J.Brophy, leads the University of Michigan's Private Equity and Entrepreneurship Center and brings considerable independent expertise in this area. Donald L. Runkle brings experience from numerous global acquisitions during his tenure at Delphi Automotive.

By conducting this analysis internally (as opposed to obtaining a third party determination of the satisfaction of the 80% test and the fairness of the transaction to the AAAC stockholders), the AAAC board may have assumed additional potential liability in the event of a challenge to the board's actions. Under Delaware law, a director is fully protected in relying in good faith upon the opinions, reports or statements presented by a person as to matters the director reasonably believes are within such person's professional or expert competence and who has been selected by reasonable care. Without that protection afforded by a third party determination, directors could have additional liability (and AAAC could be required to provide indemnification to the directors) if the decision to acquire Hunan Tongxin was determined to be in violation of the board's fiduciary duties and not covered by the limitations on director liability contained in AAAC's certificate of incorporation.

CONCLUSION OF THE BOARD OF DIRECTORS

After careful consideration, AAAC's board of directors determined unanimously that each of the Equity Acquisition proposal and the Redomestication proposal is fair to and in the best interests of AAAC and its stockholders. AAAC's board of directors has approved and declared advisable the Equity Acquisition proposal, the Redomestication proposal and unanimously recommends that you vote or give instructions to vote "FOR" each of the proposals to adopt the Equity Acquisition Proposal and the Redomestication proposal.

The foregoing discussion of the information and factors considered by the AAAC board of directors is not meant to be exhaustive, but includes the material information and factors considered by the AAAC board of directors.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS OF THE
REDOMESTICATION

The following discussion summarizes the material United States federal income tax consequences of the Redomestication to the AAAC stockholders who are "United States persons," as defined for United States federal income tax purposes and who hold their AAAC common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). For United States federal income tax purposes, a "United States person" is:

* a citizen or resident of the United States;

* a corporation, partnership, or other entity created or organized in the United States or under the laws of the United States or any state within the United States;

* an estate whose income is includible in gross income for United States federal income tax purposes, regardless of its source; or

* A trust whose administration is subject to the primary supervision of a United States court and that has one or more United States persons who have the authority to control all substantial decisions of the trust.

The term "non-United States person" means a person or holder other than a "United States person."

This section does not discuss all of the United States federal income tax considerations that may be relevant to a particular stockholder in light of his or her individual circumstances or to stockholders subject to special treatment under the federal income tax laws, including, without limitation:

* brokers or dealers in securities or foreign currencies;

* stockholders who are subject to the alternative minimum tax provisions of the Code;

* tax-exempt organizations;

* stockholders who are "non-United States persons";

* expatriates;

* stockholders that have a functional currency other than the United States dollar;

* banks, mutual funds, financial institutions or insurance companies;

* stockholders who acquired AAAC common stock in connection with stock option or Equity Acquisition plans or in other compensatory transactions; or

* stockholders who hold AAAC common stock as part of an integrated investment, including a straddle, hedge, or other risk reduction strategy, or as part of a conversion transaction or constructive sale.

No ruling has been or will be sought from the Internal Revenue
Service as to the United States federal income tax consequences of the Redomestication, and the following summary is not binding on the Internal Revenue Service or the courts. This discussion is based upon the Code, regulations, judicial authority, rulings and decisions in effect as of the date of this Registration Statement, all of which are subject to change, possibly with retroactive effect. This summary does not address the tax consequences of the Redomestication under state, local and foreign laws or under United States federal tax law other than income tax law.

Subject to the limitations and qualifications referred to herein and assuming that the Redomestication will be completed as described in the Equity Acquisition Agreement and this Proxy Statement and Redomestication will constitute" reorganization" within the meaning of Section 368(a) of the Code, and the following United States federal income tax consequences will result:

* AAAC stockholders will not recognize any gain or loss upon the receipt of Tongxin International common stock in exchange for AAAC common stock in connection with the Redomestication;

* the aggregate tax basis of the Tongxin International common stock received by a AAAC stockholder in connection with the Redomestication will be the same as the aggregate tax basis of the AAAC common stock surrendered in exchange for Hunan Tongxin International common stock;

* the holding period of the Tongxin International common stock received by a AAAC stockholder in connection with the Redomestication will include the holding period of the AAAC common stock surrendered in connection with the Redomestication merger; and

* AAAC will recognize gain, but not loss, as a result of the Redomestication equal to the difference, if any, between the adjusted tax basis in AAAC's assets and such asset's fair market value at the effective time of the Redomestication.
  The foregoing United States federal income tax consequences is not affected by the changes made to the Code by the American Jobs Creation Act of 2004 in the treatment of domestic business entities which expatriate from the United States to a foreign jurisdiction. These new provisions, under Section 7874 of the Code, generally apply to the direct or indirect acquisition of substantially all of the properties of a domestic enterprise by a foreign corporation if there is at least 60% or 80% of continuing share ownership in the successor foreign entity by the former United States corporation's stockholders and substantial business activities are not conducted in the jurisdiction in which such successor is created or organized. Under the AAAC Redomestication and the Equity Acquisition Agreement, following the Redomestication into Tongxin International, more than 47% of stock of Hunan Tongxin (by vote and by value) will be held by persons who were not holders of AAAC common stock, and accordingly Section 7874 should not apply to Tongxin International.

BECAUSE OF THE COMPLEXITY OF THE TAX LAWS, AND BECAUSE THE TAX CONSEQUENCES TO ANY PARTICULAR STOCKHOLDER MAY BE AFFECTED BY MATTERS NOT DISCUSSED ABOVE, EACH STOCKHOLDER IS URGED TO CONSULT A TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THE Redomestication AND THE EQUITY ACQUISITION INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND NON-United States TAX LAWS, AS WELL AS UNITED STATES FEDERAL TAX LAWS.

ANTICIPATED ACCOUNTING TREATMENT

The acquisition will be accounted for using the purchase method of accounting with AAAC treated as the acquirer. Under this method of accounting, Hunan Tongxin's assets and liabilities will be recorded by AAAC at their respective fair values as of the closing date of the acquisition (including any identifiable intangible assets). Any excess of purchase price over the net fair values of Hunan Tongxin's assets and liabilities will be recorded as goodwill. Financial statements of AAAC after the acquisition will reflect these values. The results of operations of Hunan Tongxin will be included in the results of operations of AAAC beginning on the effective date of the acquisition.

REGULATORY MATTERS

The Equity Acquisition and the transactions contemplated by the Equity Acquisition Agreement are not subject to any United States federal or state regulatory requirement or approval, except for filings necessary to effectuate the transactions contemplated by the Equity Acquisition proposal with the State of Delaware.

On August 10, 2007, AAAC was informed by counsel for Hunan Tongxin that it received approval of the Changsha Ministry of Commerce to complete the transaction and no further Chinese governement or regulatory approvals are required.

Your percentage ownership of AAAC will not be affected by the reincorporation. As part of Key Employees Employment Agreement, however, there will be the issuance of additional shares of common stock, subsequent to the close of the transaction, to retain the Hunan Tongxin management team. As part of the reincorporation, TI will assume the outstanding warrants of AAAC on the same terms as currently issued. In addition, TI will assume all other outstanding obligations of AAAC and succeed to those benefits enjoyed by AAAC. The business of AAAC, upon the reincorporation and the acquisition of the Hunan Tongxin will become that of Tongxin International.

AAAC REDOMESTICATION

GENERAL

AAAC is reincorporating in the British Virgin Islands ("BVI") and in that process changing its name and corporate documents and establishing a new board of directors.

We believe that the reincorporation in the BVI will give the continuing company more flexibility and simplicity in various corporate transactions. We also believe that being reincorporated in the BVI will facilitate and reduce the costs of any further reorganization of Hunan Tongxin and permit the creation and acquisition of additional companies in Asia as the business of Hunan Tongxin expands. We believe that the reincorporation will reduce taxes and other costs of doing business by Tongxin International in the future because its operations will be in China after the acquisition. The BVI has adopted an International Business Companies Act that allows for flexible and creative corporate structures for international businesses. Further, BVI international business companies are wholly exempt from BVI tax on their income. As part of the reincorporation, AAAC's corporate name will become that of the surviving company, "Hunan Tongxin International, Ltd."

The full texts of the Plan of Redomestication and the Memorandum and Articles of Association of TI are set forth in annexes to this proxy statement. The discussion of these documents and the comparison of rights set forth below are qualified in their entirety by reference to those annexes.

ADOPTION OF THE REDOMESTICATION

The AAAC board of directors has unanimously approved the reincorporation plan and Redomestication and recommends that the stockholders of AAAC approve it.

The affirmative vote of the holders of a majority of the shares outstanding of AAAC is required for approval of the reincorporation plan and Redomestication. Abstentions and broker non-votes will have the effect of a vote against the proposal.

The reincorporation plan will not be implemented if the Equity Acquisition Agreement is not approved. The Equity Acquisition will not be consummated if AAAC does not reincorporate in the BVI.

The board of directors unanimously recommends a vote "FOR" the approval of the reincorporation plan and Redomestication.

PLAN OF REINCORPORATION AND REDOMESTICATION

The reincorporation will be achieved by the merger of AAAC, a Delaware company, with and into Tongxin International a BVI corporation, which is wholly owned by AAAC at this time, with TI being the surviving entity.
The Memorandum of Association and the Articles of Association, the equivalent of a certificate of incorporation and bylaws of a United States company, of the surviving company will be those of TI, written in compliance with BVI law. The effectiveness of the reincorporation and the merger is conditioned upon the filing by both AAAC and TI of a certificate of merger with the State of Delaware and articles of merger with the BVI. Upon the filing of these documents, AAAC will cease its corporate existence in the State of Delaware.

At the time of the Redomestication, one new share of TI will be issued for each outstanding share of common stock of AAAC held by our stockholders on the effective date for the reincorporation. Each share of AAAC that is owned by AAAC shareholders will be canceled and assume the status of TI common stock. The AAAC shares no longer will be eligible to trade on the over-the-counter bulletin board ("OTCBB") market. The shares of TI will be eligible to trade in their place beginning on or about the effective date of the reincorporation under a new CUSIP number and trading symbol. The symbol will be assigned if the market will be the OTCBB or will be as determined with the approval of Nasdaq if that is where the shares will trade upon consummation of the Equity Acquisition.

You do not need to replace the current stock certificate of AAAC after the Redomestication. DO NOT DESTROY YOUR CURRENT STOCK
CERTIFICATES ISSUED BY AAAC. The issued and outstanding stock certificates of AAAC will represent the rights that our stockholders will have in TI. Stockholders, however, may submit their stock certificates to our transfer agent, Continental Stock Transfer and Trust Company, 17 Battery Place, New York, New York 10004 (212-509-4000) for new certificates, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be requested to post a bond or other security to reimburse us for any damages or costs if the lost certificate is later delivered for sale or transfer.

APPRAISAL RIGHTS

If the Redomestication occurs, the AAAC stockholders who do not vote in favor of the Redomestication have the right to demand in cash the fair value of their AAAC shares (exclusive of any element of value arising from the accomplishment or expectation of the merger) instead of taking the surviving corporation's common stock. Holders of options or warrants to purchase AAAC common stock do not have any appraisal rights.

AAAC common stock will not be converted into surviving corporation common stock if the holder of the shares validly exercises and perfects statutory appraisal rights with respect to the shares. When and if the holder of those shares withdraws the demand for appraisal or otherwise becomes ineligible to exercise appraisal rights, the shares will automatically convert into shares of the surviving corporation common stock on the same basis as the other shares that convert in the Redomestication.

To perfect the appraisal right, stockholders must not vote in favor of the Redomestication and must then mail or deliver a written demand for appraisal, before the taking of the vote on the merger at the special meeting of AAAC stockholders. This written demand must be separate from any written consent or vote against approval of the Redomestication merger. Voting against approval of the Redomestication or failing to vote on the proposal will not constitute a demand for appraisal within the meaning of Section 262 of the Delaware General Corporations Law. The written demand should be delivered to:

Asia Automotive Acquisition Corporation
199 Pierce Street, Suite 202
Birmingham, MI 48009
Attention:  David J. Brophy

A written demand for appraisal of the AAAC shares is only effective if it reasonably informs AAAC of the identity of the stockholder and that the stockholder demands appraisal of his, her or its shares. Accordingly, the written demand for appraisal should specify the stockholder's name and mailing address, the number of shares of AAAC stock owned and that the stockholder is thereby demanding appraisal.

A dissenting stockholder who is the record owner, such as a broker, of AAAC stock as a nominee for others, may exercise a right of appraisal with respect to the common stock held for one or more beneficial owners, while not exercising such right for other beneficial owners. In that case, the record stockholder should specify in the written demand the number of shares as to which the stockholder wishes to demand appraisal. If the written demand does not expressly specify the number of shares, AAAC will assume that the written demand covers all the shares of AAAC common stock that are in the nominee's name.

It is important that AAAC receive all written demands promptly as provided above. Failure to comply with any of these conditions will result in the stockholder only being entitled to receiving the shares of TI in the Redomestication.

Dissenting stockholders must either vote not to approve the Redomestication or abstain. If a dissenting stockholder votes in favor of the merger, the stockholder's right to appraisal will terminate, even if the stockholder previously filed a written demand for appraisal. A vote against approval of the Redomestication is not required in order to exercise appraisal rights.

Dissenters must continuously hold their shares of AAAC common stock from the date they make the demand for appraisal through the closing of the Redomestication. Record holders of AAAC common stock who make the appraisal demand, but subsequently sell their shares of common stock prior to the merger will lose any right to appraisal in respect of the sold shares.

Within 120 days after the effective date of the merger, either the surviving corporation or any stockholder who has complied with the conditions of Section 262 may file a petition in the Delaware Court of Chancery demanding that the Chancery Court determine the fair value of the shares of stock held by all the stockholders who are entitled to appraisal rights. Neither AAAC nor the surviving corporation has any intention at this time of filing this petition. Because the surviving corporation has no obligation to file this petition, if no dissenting stockholder files this petition within 120 days after the closing, the dissenting stockholder may lose its rights of appraisal.

A dissenting stockholder who no longer wishes to exercise appraisal rights must withdraw the holder's demand for appraisal rights within 60 days after the effective date of the Redomestication. A stockholder also may withdraw a demand for appraisal after 60 days after the effective date of the merger, but only with the written consent of the surviving corporation. If a stockholder effectively withdraws a demand for appraisal rights, the stockholder will receive the merger consideration provided in the Redomestication.

If the stockholder is in compliance with the demand requirements, the stockholder is entitled to receive from the surviving corporation a statement setting forth the aggregate number of shares for which appraisal has been demanded and the aggregate number of stockholders making the demand. To obtain this statement, the stockholder must make a written demand to the surviving corporation within 120 days after the effective date of the Redomestication. The surviving corporation must make the statement before the later of (i) the 10th day after receiving such request or (ii) the 10th day after the expiration of the period within which demand for appraisal rights must be made.

If a Chancery Court proceeding is commenced by a dissenting stockholder, the surviving corporation has 20 days to provide the court with the names of dissenting stockholders with which it has not settled a claim for appraisal. The court may then send notice of a hearing to all the stockholders demanding appraisal rights, and then conduct a hearing to determine whether the stockholders have fully complied with Section 262 and their entitlement to the appraisal rights under that section. The court may require deposit of the stock certificates of dissenting stockholders with the court. A dissenting stockholder who does not follow this requirement may be dismissed from the proceeding.

The Chancery Court will determine the value of the shares. To determine the fair value, the court will consider all relevant factors, and will exclude any appreciation or depreciation due to the anticipation or accomplishment of the Redomestication. Whether or not an investment banking firm has determined that the merger is fair is not an opinion that the merger consideration is fair value under Section 262. Upon determination of the value, the surviving corporation will be ordered to pay that value, together with simple or compound interest as the court directs. To receive payment, the dissenting stockholders must surrender their stock certificates to the surviving corporation.

The costs of the appraisal proceeding may be assessed against the surviving corporation and the stockholders as the court determines.

DIFFERENCES OF STOCKHOLDER RIGHTS

The corporate statutes of Delaware and the British Virgin Islands are similar, certain differences exist. The most significant differences, in the judgment of the management of AAAC are summarized below. Stockholders should refer to the Annexes of the Memorandum and Articles of Association and to the Delaware corporate law and corporate law of the British Virgin Islands, including the Business Companies Act ("BCA") to understand how these laws apply to AAAC and TI and may affect you. Neither British Virgin Islands law nor the memorandum and articles of association of TI impose any limitations on the right of nonresident or foreign owners to hold or vote securities. Under the British Virgin Islands law, holders of a company's stock are referred to as members, as opposed to stockholders, which reference is carried through in the table.

Provision                       AAAC                       TI
-----------------------         ------------------------   ----------------------
Number of Authorized            40 million shares of       40  million shares of
Shares                          which 39 million are       which 39  million are
                                shares of common stock,    ordinary shares; and 1
                                and 1 million are          million are preference
                                shares of preferred        shares.
                                stock

Par Value                       $0.001 par value per       $0.001 par value per
                                share of common stock      share of common stock
                                and $0.001 par value       and $0.001 par value
                                per share of preferred     per share of preferred
                                stock                      stock

                                Changes in capital         Changes in capital may
                                generally require          be made upon resolution
                                stockholder approval       of members or directors.

Preferred (Preference)          Directors may fix the      Same as AAAC, but
Shares                          designations, powers,      subject to the
                                preferences, rights,       memorandum.
                                qualifications,
                                limitations and
                                restrictions by
                                resolution.

Registered Shares               Shares of capital stock    Same as AAAC
                                of AAAC to be
                                registered shares

Purpose of Corporation          To engage in any lawful    Same as AAAC subject to
                                act not prohibited by      the prohibition of
                                law.                       conducting certain
                                                           business activities in
                                                           the BVI (i.e., banking,
                                                           insurance and local BVI
                                                           businesses).

Amendment of                    Requires stockholder       Requires vote of the
Certificate of                  vote and, except in        members, being a person
Incorporation                   limited circumstances,     that holds shares, or
                                by the board of            as permitted by the BCA
                                directors.                 by the board of
                                                           directors and articles.

Registered Office

Transfer Agent                  Continental Stock          Same as AAAC
                                Transfer & Trust
                                Company

Voting Rights                   Common stock: one          Same as AAAC
                                share, one vote on all     Directors elected by
                                matters before the         plurality as provided
                                holders of the common      in memorandum and
                                stock.                     articles; all other
                                Other classes of equity    matters by a majority
                                may have voting rights     of those shares present
                                as assigned to them by     and entitled to vote.
                                the board of directors
                                or as approved by
                                stockholders.
                                Directors elected by
                                plurality, all other
                                matters either by
                                majority of issued and
                                outstanding or majority
                                of those present and
                                entitled to vote as
                                specified by law.

Redemption of Equity            Shares may be               Same as AAAC
                                repurchased or
                                otherwise acquired,
                                provided the capital of
                                the company will not be
                                impaired by the
                                acquisition.
                                Company may hold or
                                sell treasury shares.

Stockholder/Member              Permitted as required       Same as AAAC
consent                         for a vote at a meeting

Notice Requirements for         In general, to bring a      To bring a matter
Stockholder/Member              matter before an annual     before an annual
Nominations and Other           meeting or to nominate      meeting or to nominate
Proposals                       a candidate for             a candidate for
                                director, a stockholder     director, a member must
                                must give notice of the     give notice to the
                                proposed matter or          company of not less
                                nomination not less         than 30 days nor more
                                than 60 days and not        than 60 days.
                                more than 90 days prior     If the member is making
                                to public disclosure of     a proposal on a matter
                                the date of annual          or nominating a
                                meeting.                    candidate for director
                                In the event that less      and there is less than
                                than 70 days notice or      40 days notice or prior
                                prior public disclosure     public disclosure of
                                of the date of the          the date is given or
                                meeting is given or         made to members, to be
                                made to stockholder, to     timely, must be
                                be timely, the notice       received no later than
                                must be received by the     the close of business
                                company no later than       on the 10th day
                                the close of business       following the day on
                                on the 10th day             which such notice of
                                following the day on        the date of the meeting
                                which such notice of        was mailed or such
                                the date of the meeting     public disclosure was
                                was mailed or public        made.
                                disclosure was made,
                                whichever first occurs.

Meetings of                     In person or by proxy       In person or by proxy
Stockholders/Members-           or other appropriate        or by any
Presence                        electronic means.           teleconference means
                                                            where persons can hear
                                                            one another.

Meeting of                      Not less than 10 days       Not less than seven
Stockholder/Member-             or more than 60 days.       days; no maximum limit.
Notice

Meeting of                      Regular and annual          Meetings may be called
Stockholders/Members-           meetings shall be           by the directors or by
Call of Meeting                 called by the               members holding 30
                                directors. Special          percent of the
                                meetings may be called      outstanding votes. The
                                only by majority of         articles require an
                                board of directors,         annual meeting of the
                                chief executive officer     members for the
                                or by a majority of the     election of directors
                                issued and outstanding      to be called by the
                                capital stock entitled      directors.
                                to vote.                    Meetings on short
                                                            notice may be called
                                                            upon waiver or presence
                                                            of all the members
                                                            holding shares entitled
                                                            to vote or 90% of the
                                                            total number of shares
                                                            entitled to vote agree
                                                            to short notice.

Meeting of Stockholders          Within or without          Within or outside the
/Members- Place                  Delaware                   BVI as the directors
                                                            consider necessary or
                                                            desirable.

Meeting of                       Majority of the capital    One-half of the votes
Stockholders/Members-            stock issued and           of the shares of each
Quorum                           outstanding and            class or series
                                 entitled to vote at        entitled to vote.
                                 meeting. Meeting may be    Adjournment for such
                                 adjourned for up to 30     time as directors
                                 days without additional    determine.
                                 notice to stockholders.

Meeting of                       As fixed by the            As fixed by the
Stockholders/Members-            directors, no more than    directors
Record Date                      60 days and no less
                                 than 10 days before the
                                 meeting. If not fixed,
                                 the day before notice
                                 of meeting is given.

Directors - Election             By the stockholders as     By the members as
                                 entitled by their          entitled by their
                                 terms, including the       terms, including the
                                 holders of common          holders of common stock
                                 stock.

Directors - Term                 Staggered board of         Annual term
                                 three classes; for
                                 terms of three years

Directors - Removal              By the stockholders for    By resolution of the
                                 cause.                     members for cause or
                                                            without cause on a vote
                                                            of the members
                                                            representing 66-2/3 of
                                                            the shares entitled to
                                                            vote or the directors
                                                            for any reason on a
                                                            resolution signed by
                                                            all the other directors
                                                            absent from meetings
                                                            for six months without
                                                            leave of the board,
                                                            death or incapacity.

Directors - Vacancy               May be filled by          May be filled by
                                  majority of remaining     members or the board of
                                  directors (unless they    directors.
                                  are the result of the
                                  action of stockholders)
                                  and newly created
                                  vacancies may be filled
                                  by majority of
                                  remaining directors.

Directors - Number                Unless established by     Same as AAAC.
                                  certificate of
                                  incorporation, as
                                  determined by board of
                                  directors, but not less
                                  than one.

Directors - Quorum and            A majority of the         One-half of the total
Vote Requirements                 entire board. The         number of directors,
                                  affirmative vote of a     present in person or by
                                  majority of directors     alternate, except if
                                  present at a meeting at   there are only two or
                                  which there is a quorum   less directors then a
                                  constitutes action by     quorum will be all the
                                  the board of directors.   directors.

Directors - Managing              Not applicable            Provision for the board
Director                                                    to select one or more
                                                            directors to be
                                                            managing directors,
                                                            provide for special
                                                            remuneration and assign
                                                            such powers as the
                                                            board determines so
                                                            long as it is not a
                                                            power that requires
                                                            board approval.

Directors - Powers                All powers to govern      Same as AAAC
                                  the corporation not
                                  reserved to the
                                  stockholders.

Directors - Committees            Directors may establish   Same as AAAC
                                  one or more committees
                                  with the authority that
                                  the board determines.

Directors - Consent               Directors may take        By written consent in
Action                            action by written         same manner as if at a
                                  consent of all            meeting in persons, by
                                  directors, in addition    directors or by
                                  to action by meeting.     alternate.

Director - Alternates             Not permitted             Directors may, by
                                                            written instrument,
                                                            appoint an alternate
                                                            who need not be a
                                                            director, who may
                                                            attend meetings in the
                                                            absence of the director
                                                            and vote and consent in
                                                            the place of the
                                                            directors.

Directors - Appoint               Directors appoint the     Same as AAAC, subject
Officers                          officers of the           to the articles of
                                  corporation, subject to   association
                                  the by-laws, with such
                                  powers as they
                                  determine.

Director - Limitation             Directors liability is    Duty to act honestly
of Liability                      limited, except for (i)   and in good faith with
                                  breach of loyalty, (ii)   a view to the best
                                  act not in good faith     interests of the
                                  or which involves         company and exercise
                                  international             care, diligence and
                                  misconduct or a knowing   skill of a reasonably
                                  violation of law, (iii)   prudent person acting
                                  willful violation of      in comparable
                                  law in respect of         circumstances. No
                                  payment of dividend or    provisions in the
                                  redeeming shares, or      memorandum, articles or
                                  (iv) actions in which     agreement may relieve a
                                  director receives         director, officer, or
                                  improper benefit.         agent from the duty to
                                                            act in accordance with
                                                            the memorandum or
                                                            articles or from
                                                            personal liability
                                                            arising from the
                                                            management of the
                                                            business or affairs of
                                                            the company.

Director -                        Company may purchase      Same as AAAC, extends
Indemnification                   insurance in relation     to a liquidator of the
Insurance                         to any person who is or   company.
                                  was a director or
                                  officer of the company.

Amendments to                     Amendments must be        Amendments to the
Organizational                    approved by the board     memorandum and articles
Documents                         of directors and by a     may be made by
                                  majority of the           resolution of the
                                  outstanding stock         members or by the
                                  entitled to vote on the   directors.
                                  amendment, and if
                                  applicable, by a
                                  majority of the
                                  outstanding stock of
                                  each class or series
                                  entitled to vote on the
                                  amendment as a class or
                                  series. By-laws may be
                                  amended by the
                                  stockholders entitled
                                  to vote at any meeting
                                  or, if so provided by
                                  the certificate of
                                  incorporation, by the
                                  board of directors.

Sale of Assets                    The sale of all or         The sale of more than
                                  substantially all the      50% of the assets of
                                  assets of the company      the company requires
                                  requires stockholder       member approval.
                                  approval.

Dissenters Rights                 Provision is made under    Provision is made under
                                  Delaware corporate law     the BCA to dissent and
                                  to dissent and obtain      obtain fair value of
                                  fair value of shares in    shares in connection
                                  connection with certain    with certain corporate
                                  corporate actions that     actions that require
                                  require stockholder        member approval or
                                  approval or consent.       consent.



INDEMNIFICATION OF OFFICERS AND DIRECTORS

As indicated in the comparison of charter provisions, a director, officer or agent of a company formed under the laws of the BVI is obligated to act honestly and in good faith and exercise care, diligence and skill of a reasonably prudent person acting in comparable circumstances. The Memorandum and Articles of TI do not relieve directors, officers or agents from personal liability arising from the management of the business of the company. Notwithstanding the foregoing, Section 14 (A) of the Business Companies Act of the BVI may indemnify directors, officers and agents against all expenses, including legal fees and judgments, fines and settlements, in respect of actions related to their employment. The Equity Acquisition Agreement provides indemnification in respect of the representations, warranties and covenants of the parties, some of which may relate to the securities laws of the United States. There are no agreements that relieve directors, officer or agents from personal liability. TI is permitted and intends to obtain director and officer insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, TI and AAAC have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy, as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

DEFENSES AGAINST HOSTILE TAKEOVERS

While the following discussion summarizes the reasons for, and the operation and effects of, the principal provisions of TI's Memorandum and Articles of Association that management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the full texts of TI's Memorandum and Articles of Association.

In general, the anti-takeover provisions of TI's Memorandum and Articles of Association are designed to minimize susceptibility to sudden acquisitions of control that have not been negotiated with and approved by TI's board of directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of TI or a tender offer for all of TI's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of TI in a transaction that is not approved by the board of directors, by making it more difficult for a person or group to obtain control of TI in a short time and then impose its will on the remaining stockholders. However, to the extent there provisions successfully discourage the acquisition of control of TI or tender offers for all or part of TI's capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock will generally be made at prices above the prevailing market price of TI's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels that are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of TI's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but also any attempts to acquire control that are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interest.

Stockholder Meetings. BVI law provides that stockholder meetings shall be convened by the board of directors at any time or upon the written request of stockholders holding more than 30% of the votes of the outstanding voting shares of the company. TI's Articles of Association provide that annual stockholder meetings for the election of directors may be called only by the directors.

Number of Directors and Filling Vacancies on the Board of Directors.
BVI law requires that the board of directors of a company consist of one or more members and that the number of directors shall be set by the corporation's Articles of Association, with a minimum of one director. TI's Articles of Association provide that the number of directors shall be not less than one, subject to any subsequent amendment to change the number of directors. The power to determine the number of directors is vested in the board of directors. The power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested primarily in the board of directors. Directors may be removed by the members only for cause or without cause on a vote of the members representing 66-2/3 of the shares entitled to vote.

Election of Directors. Under British Virgin Island law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholders meeting may, if they so choose, elect all directors of TI, thus precluding a small group of stockholders from controlling the election of one or more representatives to the board of directors.

Advance Notice Requirements for Nomination of Directors and
Presentation of New Business at Meetings of Stockholders; Action by
Written Consent. The TI Articles of Association will provide for advance notice requirements for stockholder proposals and nominations for director. Generally, to be timely, notice must be delivered to the secretary of TI at its principal executive offices not fewer than 30 days nor more than 60 days prior to the first anniversary date of the annual meeting for the preceding year. Special meetings may be called by TI's board of directors or by stockholders comprising 50% of the combined voting power of the holders of the then outstanding shares entitled to vote. These provisions make it more procedurally difficult for a stockholder to place a proposal or nomination on the meeting agenda or to take action without a meeting, and therefore may reduce the likelihood that a stockholder will seek to take independent action to replace directors or seek a stockholder vote with respect to other matters that are not supported by management.

RIGHTS OF MINORITY SHAREHOLDERS

Under the law of the BVI there is little statutory law for the protection of minority shareholders. The principal protection under statutory law is that shareholders may bring an action to enforce the constituent documents of the corporation, the Articles and the Memorandum of Association. Shareholders are entitled to have the affairs of the company conducted in accordance with the general law and the articles and memorandum. The company is obliged to hold an annual general meeting and provide for the election of directors. Companies are obligated to appoint an independent auditor and shareholders are entitled to receive the audited financial statements of the company.

There are common law rights for the protection of shareholders that may be invoked, largely dependent on English company law, since the common law of the British Virgin Islands for business companies is limited. Under the general rule pursuant to English company law known as the rule in Foss
v. Harbottle, a court will generally refuse to interfere with the management of a company at the insistence of a minority of its shareholders who express dissatisfaction with the conduct of the company's affairs by the majority or the board of directors. However, every shareholder is entitled to have the affairs of the company conducted properly according to law and the constituent documents of the corporation. As such, if those who control the company have persistently disregarded the requirements of company law or the provisions of the company's memorandum of association or articles, then the courts will grant relief. Generally, the areas in which the courts will intervene are the following:
(i) an act complained of which is outside the scope of the authorized business or is illegal or not capable of ratification by the majority, (ii) acts that constitute fraud on the minority where the wrongdoers control the company, (iii) acts that infringe on the personal rights of the shareholders, such as the right to vote, and (iv) where the company has not complied with provisions requiring approval of a special or extraordinary majority of shareholders.

Under the law of Delaware, the rights of minority shareholders are similar to that which will be applicable to the shareholders of TI. The principal difference, as discussed elsewhere will be the methodology and the forum for bringing such an action. It is also generally the case that the Delaware courts can exercise wide latitude in interpretation and wide discretion in fashioning remedies as they think fits the circumstances for the regulation of the company. Under English precepts of the law of minority shareholders, there is generally a more restricted approach to the enforcement of the rights through the interpretation of the law, articles and memorandum.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Redomestication will be structured to qualify as a reorganization merger under section 368(a) of the Code for federal income tax purposes. For United States federal income tax purposes, no gain or loss will be recognized by the stockholders of AAAC who receive TI common stock for their AAAC common stock in connection with the Redomestication merger. The aggregate tax basis of the TI common stock received by an AAAC stockholder in connection with the Redomestication will be the same as the aggregate tax basis of the AAAC common stock surrendered in exchange for TI common stock. A stockholder who holds AAAC common stock will include in his holding period for the TI common stock that he receives his holding period for the AAAC common stock. AAAC, however, will recognize gain, but not loss, as a result of the Redomestication equal to the difference, if any, between the adjusted tax basis of any AAAC assets and such asset's fair market value at the effective time of the Redomestication. There is no reciprocal tax treaty between the British Virgin Islands and the United States regarding withholding.

State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

INFORMATION ABOUT HUNAN TONGXIN ENTERPRISE CO., LTD.

BACKGROUND

Hunan Tongxin is the largest independent Chinese supplier of Engineered Vehicle Body Structures ("EVBS") capable of providing products for both light and commercial vehicles in addition to designing, fabricating and testing dies used to stamp automotive body panels. EVBS consists of exterior body panels including doors, floor pans, hoods, side panels, fenders. Hunan Tongxin also manufactures complete cab structures for commercial vehicles. Hunan Tongxin's components must meet exacting dimensions for fit and finish before they are assembled and finally painted. These capabilities enable Hunan Tongxin to participate effectively in all sectors of the Chinese automotive market including light and commercial vehicles.

MARKET OVERVIEW

In 2006, over 7.2 million vehicles were produced in China surpassing Japan as the second largest vehicle market in terms of production. The market is anticipated to grow by over 80% surpassing 13 million vehicles by 2011. The market is segmented into light vehicles (including car, multi purpose vehicles, sport utility vehicles and minivans) and the commercial vehicles (including light, medium and heavy duty buses, trucks, chassis and semi tractors). Exports accounted for 185,000 units in 2006 and are anticipated to grow to 650,000 by 2011.

STRATEGY

Hunan Tongxin captured approximately 7% of the independent EVBS market in 2005 and plans to increase its share to 20% by 2010. It anticipates entering the North American and European collision parts aftermarket based on what it perceives to be products that are comparable to those of other automotive suppliers but selling at prices that will give it a competitive advantage.

Hunan Tongxin's goal is to become one of the world's premier EVBS companies.

The principal elements of its core business strategies are so follows:

* Maintaining its leadership position in China's EVBS

* Enhancing the leadership position in die design and fabrication.

* Increasing value added content for cab assembly.

* Focusing on high-value EVBS design services

Since 2004 Hunan Tongxin had successfully expanded to the following Southeast Asia exports markets:

* Vietnam EVBS market

* Cambodia EVBS market

PRODUCTS AND SERVICES

As the largest independent supplier in the Chinese automotive EVBS market, Hunan Tongxin offers a wide variety of exterior body panels and cabs for passenger and commercial vehicles. It provides more than 22 different cab structures including those outfitted with complete interiors. The company has the capability to design, fabricate and test progressive stamping dies and moulds for its own use and for sales to other companies. It is involved with its customers early on in the vehicle design process as the exterior vehicle structure is being designed. Hunan Tongxin is linked with its customers through its computer aided design ("CAD") systems allowing for instantaneous transfer of engineering drawings and specifications.

PRODUCT ENGINEERING & TECHNOLOGY

Hunan Tongxin's business and long-term development rely on its ability to provide state of the art die design and fabrication and a full range of EVBS products. The technical staff totals 110 employees or 28% of its management staff. Its technical equipment capability includes:

* Flexible 3D Laser Scan System
* 3D Laser cutting
* CAD workstations
* 3D coordinating measuring machine
* Die Try-out
* Press capabilities from 400 ton to 2,400 ton

Hunan Tongxin maintains a close working relationship with the local provincial automotive body research center with Hunan University and has cooperatives technical relationships with key customers including Foton Beiqi, Changan, Dongfeng and First Auto Works.

INTELLECTUAL PROPERTY RIGHTS

Hunan Tongxin relies on a combination of copyright, patent, trademark and other intellectual property laws, nondisclosure agreements and other protective measures to protect its proprietary rights. It has nine design and utility patents registered in China. Hunan Tongxin also utilizes unpatented proprietary know-how and trade secrets and employs various methods to protect its trade secrets and know-how.

Hunan Tongxin markets its EVBS products solely under the brand "Hunan
Hunan Tongxin Enterprise Co. Ltd.", and the trademark"    ". The brand
name has been well-established over the years and is recognized by industry participants to be associated with high quality and reliable products. Hunan Tongxin has obtained both brand name and trademark protection in the PRC.

MARKETING, SALES AND CUSTOMER SUPPORT

Hunan Tongxin conducts its marketing, sales and customer support through a team of eleven sales personnel located across five sales locations in
China:

* Southwest area;

* Middle south area;

* East area;

* Shandong area (provinces of Jiangxi, Shandong); and

* Exports.

Through these sales regions Hunan Tongxin is capable of servicing over 140 customers in 26 different cities.

Hunan Tongxin provides training for its sales personnel twice a year and includes updates of the latest product technology and sales administration including accounts receivable, customer liaison, and price negotiations.

MANUFACTURING

Hunan Tongxin designs its specific stamping manufacturing and assembly processes and manufactures and assembles its products from processed sheet steel. The dies utilized in its stamping process are developed and fabricated in-house by Hunan Tongxin. Its processing capabilities include:

* Steel shearing

* Progressive stamping

* Welding and joining

* Atmospheric furnaces

* Cathodic painting systems

Hunan Tongxin obtained ISO9001-2000 international quality management system certification in 2002.

COMPETITION

Hunan Tongxin has die design and fabrication capability and a wide variety of products including semi-finished and finished cabs and related body panels which provide competitve advantages over domestic Chinese competitors. Compared to its competitors, Hunan Tongxin'competitive advantages include the following elements:

* Utilizing a large, low cost die design and fabrication facility and technical staff that permits Hunan Tongxin to provide a custom solution to its customers at a lower price and quicker delivery than its competition can supply;

* Providing a one stop solution for customers consisting of 80 different types of EVBS products;

* Servicing over 130 customers providing access to all major OEM regional vehicle assembly sites in China.

* Locating sales personnel in various customer regions to help match Hunan Tongxin's product capabilities to customer needs and provide the assurance that Hunan Tongxin can meet those needs;

* An in-depth understanding of the local Chinese commercial vehicle market that enables Hunan Tongxin to design a custom fit for a particular vehicle size, type and level of styling;

* Close technical cooperative relationships with its customers including Foton Beiqi, Changan, Dongfeng and First Auto Works.

EMPLOYEES

Hunan Tongxin employs approximately 2,100 people of which 28% or 588 are considered manufacturing, engineering and technical personnel, a concentration of engineering and technical talent that Hunan Tongxin does not believe is matched by any of its competitors. Hunan Tongxin's strong reputation allows it to attract and retain the engineering talent it needs to execute its business strategy. As the prevailing wage for engineers in China is considerably less than the equivalent rates in Western economies, Hunan Tongxin sees this as a significant competitive advantage.

PROPERTIES

Hunan Tongxin main administrative office and manufacturing facilities are located in Changsha, China. Other manufacturing sites are located in Chengdu and Qingdao China. All properties, except for a leased site in Qingdao, are owned by Hunan Tongxin and it believes its facilities are adequate for its current needs.

LEGAL PROCEEDINGS

Hunan Tongxin is not involved in any legal proceedings nor is AAAC aware of any proceedings that are pending or threatened which may have a significant effect on Hunan Tongxin's business, financial position, and results of operations or liquidity.

==========================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

BUSINESS OVERVIEW

Hunan Tongxin Enterprise Co. Ltd. ("Tongxin") was established on November 27th, 1984 and was known originally as Changsha Meihua Automobile Body Factory, a private domestic Chinese automotive supplier based in Changsha City, Hunan Province, China. On November 10,
2000, Tongxin completed its stock holding reorganization and changed its name. On July 19, 2007 Tongxin reorganized from a stock holding company to a limited liability company in preparation for the proposed transaction.

From inception, it has been engaged in designing, developing and manufacturing engineered vehicle body structures ("EVBS") for light, medium and heavy duty commercial vehicles in addition to designing, fabricating and testing progressive stamping dies used in the fabrication of EVBS. EVBS consists of complete cab structures and exterior body panels including doors, floor pans, hoods, side panels, and fenders. These panels must meet exacting dimensions for fit and finish before they are assembled together into a body structure and painted. These capabilities enable Tongxin to participate effectively in the Chinese automotive market.

Over the years the Tongxin has made significant gains in its operating results, primarily from increasing sales of complete commercial cabs and related components, which have led to consistent increases in revenues and net income. Tongxin generated net income of $(0.929) million, $0.764 million and $5.719 million for the fiscal years ended December 31, 2004, 2005 and 2006, respectively. Regarding the consolidated total revenues, total revenues grew from $45 million in fiscal 2004 to $56 million in fiscal 2005 to $64 million in fiscal 2006.

Tongxin's philosophy emphasizes operating a highly efficient and profitable business enterprise that generates value for its customers, employees, and shareholders.

CRITICAL ACCOUNTING POLICIES

The discussion and analysis of Tongxin's financial condition presented in this section are based upon Tongxin's consolidated financial statements, which have been prepared in accordance with the generally accepted accounting principles in the United States. During the preparation of the consolidated financial statements, Tongxin was required to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, Tongxin evaluates its estimates and judgments, including those related to sales, returns, pricing, bad debts, inventories, investments, fixed assets, intangible assets, income taxes and other contingencies. Tongxin bases its estimates on historical experience and on various other assumptions that it believes are reasonable under current conditions. Actual results may differ from these estimates under different assumptions or conditions.

In response to the SEC's Release No. 33-8040, "Cautionary Advice Regarding Disclosure about Critical Accounting Policy," Tongxin has identified the most critical accounting policies upon which its financial status depends. It determined that those critical accounting policies are related to revenue, accounts receivable, inventories and fixed assets and use of estimates. These accounting policies are discussed in the relevant sections in this management's discussion and analysis, including the Recently Issued Accounting Pronouncements discussed below.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

These consolidated financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America ("U.S.
GAAP").

The consolidated financial statements include the financial statements of Tongxin, its subsidiaries and those entities that Tongxin has determined it has a direct or indirect controlling financial interests. All significant inter-company balances and transactions have been eliminated in consolidation. Investments in unconsolidated subsidiaries representing ownership of at least 20%, but less than 50%, are accounted for under the equity method. Nonmarketable investments in which Tongxin has less than 20% ownership and in which it does not have the ability to exercise significant influence over the investee are initially recorded at cost and periodically reviewed for impairment.

Tongxin evaluates its relationships with other entities to identify whether they are variable interest entities as defined by the Financial Accounting Standard Board
Interpretation No. 46(R), "Consolidation of Variable
Interest Entities" and to assess whether it is the primary beneficiary of such entities. If the determination is made that Tongxin is the primary beneficiary, then that entity is included in the consolidated financial statements.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand and demand deposits with banks. For purposes of the consolidated statements of cash flows, Tongxin considered all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. None of Tongxin 's cash is restricted as to withdrawal. Cash deposits with banks are held in financial institutions in China, which has no federally insured deposit protection. Accordingly, Tongxin has a concentration of credit risk related to these uninsured deposits.

FOREIGN CURRENCY TRANSLATIONS AND TRANSACTIONS

The Renminbi ("RMB"), the national currency of China, is the primary currency of the economic environment in which the operations of Tongxin are conducted. Tongxin uses the United States dollar for financial reporting purposes.

Tongxin translates assets and liabilities into U.S.
dollars using the rate of exchange prevailing at the balance sheet date, and the consolidated statement of income is translated at average rates during the reporting period. Adjustments resulting from the translation of financial statements from RMB into U.S.
dollars are recorded in shareholders' equity as part of accumulated comprehensive income/(loss). Gains or losses resulting from transactions in currencies other than RMB are reflected in income for the reporting period.

REVENUE RECOGNITION

Tongxin recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. This typically occurs when the product is shipped.

Revenue from sale of goods represents the invoiced value of goods, net of value-added tax, sales returns and trade discounts.

TRADE ACCOUNTS RECEIVABLE AND THE ALLOWANCE FOR DOUBTFUL
ACCOUNTS

The allowance for doubtful accounts is Tongxin's best estimate of the amount of probable credit losses in its existing accounts receivable. Tongxin's estimate is based on historical collection experience and a review of the current status of trade accounts receivable.

INVENTORIES

Inventories consist of raw materials, work-in-progress and finished goods. Inventories are stated at the lower of cost or market value. Costs are calculated on the weighted average basis and are comprised of direct materials, direct labour and a relevant portion of all production overhead expenditures. Slow-moving inventories are periodically reviewed for impairment in value.

USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management of Tongxin to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation expense is calculated using the straight-line method over the estimated useful lives of the assets, taking into account the estimated residual value. The estimated useful lives are as follows:

Buildings                      20 years
Machinery                      10 years
Motor vehicles                  5 years
Office and computer equipment   5 years

Maintenance and repairs are charged directly to expense as incurred, whereas betterment and renewals are generally capitalized in their respective property accounts. When an item is retired or otherwise disposed of, the cost and applicable accumulated depreciation are removed and the resulting gain or loss is recognized and reflected as an item before operating income (loss).

VALUE ADDED TAX

Tongxin is subject to value added tax ("VAT") imposed by Chinese government on its domestic product sales. The output VAT is charged to customers who purchase goods from Tongxin and the input VAT is paid when Tongxin purchases goods from its vendors. VAT rate is 17%, in general, depending on the types of product purchased and sold. The input VAT can be offset against the output VAT.
VAT payable or receivable balance represents either the input VAT less than or larger than the output VAT. The debit balance represents a credit against future collection of output VAT instead of a receivable.

Pursuant to EITF 06-3 "How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be
Presented in the Income Statement", Tongxin has elected to present revenue on net basis (net of VAT) within the statements of operations.

RESULTS OF OPERATIONS

COMPARISON OF SIX MONTHS ENDED JUNE 30, 2007 AND 2006

OPERATING REVENUES

Tongxin's operating revenues are derived from the following three categories.

* approximately 90% derived from the manufacture and sales of EVBS;

* approximately 9% from exterior body panels for commercial vehicles enclosures, and

* approximately 1% from the design, fabrication and sales of stamping dies.

For the six months ended June 30, 2007, total revenues amounted to $41 million, an increase by $9 million compared to $32 million for the same period of the prior year, representing a 28% increase. The favorable variance was due to increased shipments of complete cabs to both existing and new customers resulting in increased market share and the introduction of new products with added content.

COST OF GOODS SOLD

Cost of Goods Sold ("COGS") can be divided into cost of raw material including primarily carbon sheet rolled steel and the cost of labor, which is paid based entirely on a piece work system, and other production related expenses including utilities, indirect labor and non-product material.

For the six months ended June 30, 2007 the COGS amounted to $28 million, an increase of $4 million compared to $24 million for the same period of the prior year, a 17% increase.

GROSS MARGIN

As a percentage of total revenues, the overall gross margin increased to 32% for the period ended June 30, 2007 compared to 27% for the same period in the prior year.

OPERATING EXPENSES

SELLING EXPENSES

Selling expenses consist mainly of compensation for sales personnel, who are based upon a commission system, travel related costs and product order shipment. Product order shipment is shipping expenses carrying finish products from the Company warehouse to customers' premise. Product order shipment represents roughly 75% of total selling expenses. Sales personnel are paid upon receipt by the Company of cash payment from their customers. Selling expenses were approximately $2.9 for the period June 30, 2007, an increase of 12%, or roughly $300,000 compared to approximately $2.6 million for the same period of the prior year. As a percentage of total revenues, selling expenses accounted for approximately 7% and 8% for the period ended June 30, 2007 and 2006 respectively.

R&D AND PRODUCT ENGINEERING EXPENSES

R&D and product engineering expenses increased to $2.07 million from $1.69 for the period ended June 30, 2007 and 2006, respectively. As a percentage of total revenues, product engineering expenses accounted for approximately
5.2% and 3.2% respectively for each period. R&D and product engineering expenses include product and die-design, comprise mostly compensation of technical personnel and expenses related for quality, testing and die try-out and steel material consumption related to the product engineering. The steel material consumption represents 73% of the total expenses, while salary and bonus represents 15% of the total, and the remaining 12% is for all other perishable material use.

GENERAL AND ADMINISTRATIVE EXPENSES

General and administrative expenses, including salaries, bonuses, and maintenance and upkeep for the workers' dormitories, amounted to approximately $1.7 million for the six months ended June 30, 2007, an increase of roughly $100,000 compared to approximately $1.6 million for the same period of the prior year, representing an increase of 6%. One-time expenses of $225,000 associated with the proposed business transaction up to date, including fees charged by lawyers, advisors, accountants and auditors, are included in the total $1.7 million general and administrative expenses ended June 30, 2007.
If one-time expenses were excluded, the total expenses of general and administrative would be $1.5 million, a decrease of 6% compared to the same period of the prior period.

INCOME FROM OPERATIONS

Income from operations increased by approximately $8 million, or 190%, to $8.4 million for the period ended
June 30, 2007 from $4.4 million for the same period the previous year, as a result of the following increases:
$8.3 million in total revenues, $4 million in cost of revenues, $282,000 in selling expenses and $73,000 in general and administrative expenses.

INTEREST EXPENSES, NET

For the period ended June 30, 2007, interest expenses increased by approximately $161,000 or 20%, to $1.0 million from $0.84 million for the same period of the prior year. The increase in interest expenses was mainly due to the Company's additional short-term loan financing for the period.

OTHER INCOME (EXPENSES), NET

Other income (expense) consists primarily of interest income, tax rebate, non-operational income (expenses).
For the six months ended June 30, 2007 the other income, net is $15,000, compared to $299,000 for the same period of the prior period.

INCOME TAX PROVISION

For the period ended June 30, 2007, Tongxin's income tax provision was $2.4 million for financial reporting purposes, whereas there was an income tax provision of $1.2 million for the same period of the prior period.
This change was due mainly to the increase in taxable income of Tongxin.

NET INCOME

For the period ended June 30, 2007, Tongxin's net income amounted to $5.038 million, an increase by $2.33 million compared to $2.71 million for the same period of the prior period, or 86%. This increase was attributable primarily to the increase in revenues and gross margin.

COMPARISON OF FISCAL YEARS ENDED DECEMBER 31, 2006 AND
2005

OPERATING REVENUES

For the months ended December 31, 2006, total revenues amounted to $66.6 million, an increase by $7.8 million compared to $58.8 million for the same period of the prior year, representing a 13% increase. The increase was influenced by the Company market share increase during the period.

COST OF GOODS SOLD

In fiscal year 2006, the COGS amounted to $47.7 million, a decrease of $1.5 million, compared to $49.2 million for the same period of the prior year, a 3% decrease. The decrease was due to reduction in price of cold rolled steel sheet. The steel cost was 70% to net revenue 2005, but 59% 2006, while labor and other production related costs roughly remained the same for the period.

GROSS MARGIN

As a percentage of total revenues, the overall gross margin was 28% for the year ended December 31, 2006 compared to 16% for the same period in the prior year.
Decrease in material cost contributed mostly the margin improvement.

OPERATING EXPENSES

SELLING EXPENSES

Selling expenses were approximately $5.4 million for the year ended December 31, 2006, of which 75% was for order shipment, delivering finish products from the Company warehouse to customers' premise. The selling expenses had a decrease of 5%, or roughly $300,000 compared to approximately $5.6 million for the same period of the prior year. As a percentage of total revenues, selling expenses have witnessed a reduction for the years ended
December 31, 2004, 2005, 2006.

(in $thousands)
                        2004     2005     2006
                        -------  -------  -------

Selling expenses        $5,816   $5,637   $5,357

Percentage to revenue   12.5%    9.6%     8.1%


R&D AND PRODUCT ENGINEERING EXPENSES

R&D and product engineering expense increased to $3.15 million from $2.56 million for the year ended December
31, 2006 and 2005, respectively. The expenses were used to pay salaries and bonus to R&D staff and engineers, material consumption, including steel consumption, during product engineering and testing. The steel material consumption represents 73% of the total expenses, while salary and bonus represents 15% of the total, and the remaining 12% is for all other perishable material use.

GENERAL AND ADMINISTRATIVE EXPENSES

General and administrative expenses, including salaries,
bonuses, and maintenance and upkeep for the workers'
dormitories, amounted to approximately $3.1 million for
the year ended December 31, 2006, an increase of  $1.5
million compared to $1.6 million for the same period of the prior year. The increase in general and administrative expenses was primarily due to increases of (1) $100,000 paid to pension fund for the Company senior management;
(2) $360,000 social welfare pay-out for ordinary employees in accordance to China latest labor law; (3) $630,000 realized bad debt provision and (4) $100,000 one time charge legal service fee involving the Company legal dispute for the period of 2006. As a result of the above increases, general and administrative expense accounted for 4.8% and 2.8% of total revenues for the year ended
December 31, 2006 and 2005, respectively.

(in $thousands)
                            2004     2005     2006
                            -------  -------  -------

General and admin expenses  $1,908   $1,616   $3,158


INCOME FROM OPERATIONS

Income from operations increased to $10.35, an increase of $7.99 million, or roughly 340% for the year ended
December 31, 2006 from $2.36 million for the year ended
December 31, 2005, as a result of the following : an increase of $7.8 million in total revenues, decrease of $1.3 million in cost of revenues, and an increase of $1.3 million in selling and general and administrative expenses.
As a percentage of total revenue, the operating income for the year ended December 31, 2006 was 15.5% compared to 4% for the same period the prior year. The increase as a percentage of total revenues was mainly due to a decrease of COGS resulting in improved gross margins, from 16% to 28% for the year ended December 31, 2005 and 2006, respectively.

INTEREST EXPENSES, NET

For the year ended December 31, 2006, net interest expenses increased by approximately $625,000, or 57%, to $1.7 million 2006 from $1.08 million the same period of the prior year. The increase in net interest expenses was mainly due to Tongxin's outstanding bank loans in the year ended December 31, 2006 were higher than the outstanding bank loans during the same period of the prior year, which increased from $17.7 million to $24 million for the year ended December 31, 2005 and 2006, respectively. As a percentage of total revenues, the interest expense for the year ended December 31, 2006 was 2.6% compared to 1.8% for the same period of the prior year.

INCOME TAX PROVISION

For the year ended December 31, 2006, Tongxin's income tax provision was $2.9 million for financial reporting purposes, whereas there was an income tax provision of $527,000 for the same period of the prior year. This change was due mainly to the increase in taxable income of Tongxin. Tongxin had income before income taxes of approximately $8.6 million for the year ended December
31, 2006 compared to $1.3 million for the same period of the prior fiscal year. Its effective tax rate was 34% for the financial year 2006 compared to 40% for the same period of the prior fiscal year.

NET INCOME

For the year ended December 31, 2006, Tongxin's net income amounted to $5.7, an increase by $5 million compared to $0.7 million for the same period of the prior year, or 715%. This increase was attributable primarily to the increase in revenues and gross margin.

LIQUIDITY AND CAPITAL RESOURCES

COMPARISON OF SIX MONTHS ENDED JUNE 30,  2007 AND 2006

To date, Tongxin has financed its operations primarily through cash flows from operations as well as short term and long-term borrowings from banks.

As of June 30, 2007, Tongxin had total assets of $82 million, of which cash amounted to $6 million, accounts receivable amounted to $31 million, of which $4.3 million is bank notes guaranteed by the issuing banks, $8.9 million is receivable from related parties, and inventories amounted to $12.6 million. While working capital was approximately $235,000, equity amounted to $18.7 million. The quick ratio was approximately 0.8.

Net cash provided by operating activities amounted to $128,000, representing an increase by $11,000 compared to $117,000 in the prior year. The changes resulted primarily from the comparison of the following factors:

* $4.5 million of increase in accounts receivable
  (negative cash flow);

* $4.5 million of increase in inventory;

* $2.2 million of increase in other receivable
  (negative cash flow);

* $691,000 of decrease in deposits and other assets;

* $4.6 million of increase in accounts payable;

* $3 million of decrease in accruals and other liabilities (negative cash flow)

* $4 million of increase in tax payable

* $5.8 million of increase in dividend payable

* $2.9 million of increase in customers advance

The increase in accounts receivable was the result from the increase in revenue. The inventory balance was increased by $4.5 million compared to the inventory balance as of June 31, 2006. All of other changes were the result of revenue recognition.

Net cash provided by financing activities amounted to $3.58 million, a decrease by $1.28 million compared to cash flow of $4.86 million provided by financing activities for the same period in 2006.

Net cash outflow for capital expenditures amounted to $1.45 million comparing to $2.88 million for the same period prior year.

Other than the cash flow activities set forth above, Tongxin did not have any investing activities consisting of capital expenditures related to the purchase of property, plant and equipment and other short-term and long-term investments.

WORKING CAPITAL

Tongxin's working capital was $235,000 during the reporting period compared to $(389,000) in the same period the previous year.

Total current assets at June 30, 2007 amounted to $57.8 million, an increase by approximately $19 million compared to $39 million at June 31, 2006. The increases were attributable mainly to larger amounts of accounts receivable, other receivables, all of which resulted from increasing operating results.

Current liabilities amounted to $57.6 million at June 30, 2007, in comparison to $39.3 million at June 30, 2006.

The current ratio increased/decreased to 1.00 at June 30, 2007 from 0.99 during the same period the previous year.

CAPITAL RESOURCES

Tongxin has obtained working capital through several ways. First, it obtained short-term and long-term bank loans and has maintained good relationships with commercial banks which provided it with the necessary bank financing. Second, some of its customers pay cash upfront. Third, Tongxin shareholders, through the distribution of dividends, loans the dividend cash back to the Company as shareholders loan. The interest rate on shareholders loan is 2% lower than the commercial loan rate. The following table is the loan schedule including maturity date.

Tongxin has its tangible assets, building and land occupancy rights, being mortgaged as collateral for both the long and short-term loans to commercial lending institutions. The value of all the collateral property was appraised at $47 million US dollars by the end of June 30, 2007, by qualified valuers in China.

COMPARISON OF FISCAL YEARS ENDED DECEMBER 31,  2006 AND
2005

As of December 31, 2006, Tongxin had total assets of $65.5 million, of which cash amounted to $3.6 million, accounts receivable amounted to $26 million, of which $8.2 million from related parties, and inventories amounted to $8.8 million. While working capital was approximately $(5.5) million, equity amounted to $13.3 million. The quick ratio was approximately 0.7.

Net cash provided by operating activities amounted to $4.3 million, representing a net increase $6.2 million, compared to $(1.9) million in the prior year. This increase resulted primarily from the comparison of the following factors: 1) increase in net income by $5.7 million, among the non-cash items, increase in depreciation by $425,000; and 2) the following changes in cash flow from the operating assets and liabilities:

* $8 million of decrease in accounts receivable
  (negative cash flow);

* $1.2 million of decrease in inventory;

* $4.3 million of increase in accounts payable;

The increase in accounts receivable was the result from the increase in revenue, and the decrease in advance from customers was a result of timing of recognizing revenue.
The inventory balance at $8.7 million was increased by $1.2 million compared to the inventory balance at $7.5 million as of December 31, 2005. All of other changes were the result of revenue recognition.

Net cash used by investing activities was $5.3 million for the period ended December 31, 2006. The cash used by investing activities consisted of capital expenditures related to purchases of property, plant and equipment at the Ziyang site. The increase was mainly due to the purchase of property, plant and equipment.

Net cash provided by financing activities amounted to $2.2 million, an increase by $0.6 million compared to cash flow of $1.6 million provided by financing activities for the same period in 2005, representing a 37% increase. In the period, Tongxin obtained a total cash proceeds from loans amounting to $28.2 million, while retiring a total borrowing $22.3 million, resulting a $5.9 million net increase from loan financing activities. Of the net increase, $3.97 million was long-term debt financing, $1.409 million due fiscal year June
2008 and $2.561 million due fiscal year June 2009. The
Company in addition to commercial loan financing obtained two loans from a group of individuals totaling $2.46 million and a shareholders loan totaling $5.18 million, making it a total $7.64 million. Additionally, a dividend totaling $3.7 was distributed compared to a dividend of $1.75 million distributed in the same period of prior year.

Other than the cash flow activities set forth above, Tongxin did not have any investing activities consisting of capital expenditures related to the purchase of property, plant and equipment and other short-term and long-term investments.

WORKING CAPITAL

Tongxin's working capital has been ($5.5) million
(increasing/decreasing) over the reporting periods, in comparison to ($4) million ended December 31, 2005. Total current assets at December 31, 2006 amounted to $42.6 million, an increase by approximately $12 million compared to $30.5 million at December 31, 2005. The increases were attributable mainly to larger amounts of accounts receivable, other receivables, all of which resulted from increasing operating results. The accounts receivable were classified into billed and unbilled accounts receivables based on the percentage of completion method for revenue recognition. Therefore, the growing balances of accounts receivable, other receivables and advances to suppliers reflect the increased operating revenues.

Current liabilities amounted to $48 million at December
31, 2006, in comparison to $34 million at December 31, 2005. The increases have been attributable mainly to the increases in accounts payable, tax payable, dividend payable and short-term loans. Accrued liabilities mainly consisted of employee welfare provision of Tongxin to various Chinese laws. Other tax payables mainly consisted of value added tax ("VAT") payable during the period and the enlarged VAT payable amount was resulted from the revenue growth over these periods.

The current ratio remained the same at 0.88 for December
31, 2006 and December 31, 2005. In order to finance operating activities, the Tongxin had maintained a good standing of current ratio due primarily to the following three factors: first, enhance accounts receivable collection; second, increase the accounts payable and meet a timely payment schedule; and third, increase short-term debts in order to facilitate flexibility of borrowing.

CAPITAL RESOURCES

At December 31, 2006, Tongxin had established standby credit facilities with domestic commercial banks for an aggregate of approximately $13.7 million to finance any funding needs related to its projects and relevant working capital requirements. Tongxin believes that it will be able to obtain adequate cash flow for its operating activities.

CONTRACTUAL OBLIGATIONS AND COMMITMENTS

The following table sets forth the Tongxin's contractual obligations, including long-term and short-term loans as of December 31, 2006.

Item                      Less      1-2      2-3      Total
                          than 1    years    years
                          year
-----------------------  --------  -------- -------- -------
Long-term Bank Loans                $1.4M    $2.6M     $4.0M

Interest payable                    $0.12M   $0.18M    $0.3M

Short-term Bank Loans     $12.6M                       $12.6M

Interest payable          $0.6M                        $0.6M

Total loans               $12.6M    $1.4M    $2.6M     $16.6M

Total Interest payable    $0.6M     $0.12M   $0.18M    $0.9M


Other than commercial loan set forth above, the Company has a total short-term loan payable to individuals as well as to shareholders of the Company, amounting to $7.6 million. This loan bears an interest of 5.4% and has no maturity date.

Tongxin's buildings and land occupancy rights were all being used as collateral for both the long and short-term loans from commercial lending institutions. The value of all the collateral property was appraised at $43 million
US Dollars by qualified valuers in China in 2006.

Other than the commercial commitments set forth above, Tongxin does not have any other short-term and long-term debt obligations, operating lease obligations, purchase obligations or other long-term liabilities.

OFF-BALANCE SHEET ARRANGEMENTS

Tongxin has not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties as of December 31, 2006. It has not entered into any foreign currency forward contract. It does not have any other off-balance sheet arrangements except for the contractual obligations and commitments mentioned above as of December 31, 2006. Tongxin believes that there are no off-balance sheet arrangements that have or are reasonably likely to have a material effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

EMPLOYEES AND THEIR BENEFITS

At December 31, 2006, Tongxin had a total of approximately
2,100 employees including 1,893 hourly and 207 salary personnel. The remuneration package of its hourly employees is based upon a piecework system whereby each production worker is paid by the unit of product produced by each.
Tongxin remunerates its sales personnel on a commissions based system. All employees receive company paid meals and some welfare benefits including workers' insurance and medical care. Additionally, Tongxin currently provides housing subsidies for approximately 300 people.

Tongxin believes that its success in attracting and retaining highly skilled technical employees and sales and marketing personnel is largely a product of its commitment to providing a motivating and interactive work environment that features continuous and extensive professional development opportunities, as well as frequent and open communications at all levels of the organization.

RECENT ACCOUNTING PRONOUNCEMENTS

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities". This Statement permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No.159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS No.159 on its financial position and results of operations.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans." This Statement requires an employer to recognize the over funded or under funded status of a defined benefit post retirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position, and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS No. 158 is effective for fiscal years ending after December 15, 2006. The Company does not expect that the implementation of SFAS No.158 will have any material impact on its financial position and results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measures". This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for the Company would be the fiscal year beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 but does not expect that it will have a material impact on its financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No.108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. Effective
December 31, 2006, the Company adopted SAB No. 108 which did not have a material effect on its consolidated financial statements.

In July 2006, the FASB issued Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of SFAS No. 109". FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109 and prescribes a recognition threshold and measurement attribute for financial statement disclosure of tax positions taken or expected to be taken on a tax return. Additionally, FIN No. 48 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN
No. 48 is effective for fiscal years beginning after December 15, 2006, with early adoption permitted. The Company will adopt FIN No. 48 January 1, 2007 and is currently evaluating the impact, if any, that FIN No. 48 will have on its financial statements.

QUANTITATIVE AND QUALITATIVE MARKET RISKS

AUTOMOTIVE INDUSTRY POLICIES

Hunan Tongxin is highly sensitive to automotive industry policy changes within China. These are crucial to the development of Hunan Tongxin products, especially for commercial vehicles.
At present, state policies are favorable to its development.
If the government ceases supporting the automotive transportation industries, however, it would bring about a negative impact on operating results in the next a few years.

Hunan Tongxin relies on close customer support and product engineering development to ensure that it delivers attractive, high-quality products and services to its customers as a way to protect against risks connected with a change in the competitive environment.

CURRENCY RISK

All of Hunan Tongxin's business is currently conducted using the Renminbi. As a result, changes in the exchange rate between it and other currencies should not have a material adverse effect on Hunan Tongxin's current business. In fact, to the extent that the Renminbi appreciates against the dollar over time, which is widely anticipated, the result will be to increase Hunan Tongxin's earnings when stated in dollar terms.

===================================================================

INFORMATION ABOUT AAAC

BUSINESS OF AAAC

GENERAL

AAAC was formed on June 20, 2005, to serve as a vehicle to effect a Equity Acquisition, capital stock exchange, Equity Acquisition or other similar business combination with an unidentified automotive component operating business that has its primary operating facilities located in Asia. Prior to executing the Equity Acquisition Agreement with the Hunan Tongxin Stockholders, AAAC's efforts were limited to organizational activities, completion of its initial public offering and the evaluation of possible business combinations.

OFFERING PROCEEDS HELD IN TRUST

AAAC consummated its initial public offering on April 19, 2006. The net proceeds of the offering, after payment of underwriting discounts and expenses, were approximately $ 38.5 million. Of that amount, approximately $37.8 million was placed in the trust account and invested in government securities. The remaining proceeds have been or are being used by AAAC in its pursuit of a business combination. The trust account will not be released until the earlier of the consummation of a business combination or the liquidation of AAAC. The trust account contained approximately $39.0 million as of July 31, 2007. If the Equity Acquisition with the Hunan Tongxin Stockholders is consummated, the trust account will be released to AAAC, less:

* amounts paid to stockholders of AAAC who do not approve the stock purchase and elect to convert their shares of common stock into their pro-rata share of the trust account; and

* payment of the accrued expenses of AAAC as of the date of the closing of the transaction;

* the cash payment being paid to the Hunan Tongxin Stockholders in the Equity Acquisition.

FAIR MARKET VALUE OF TARGET BUSINESS

Pursuant to AAAC's Articles of Incorporation, the initial target business that AAAC acquires must have a fair market value equal to at least 80% of AAAC's net assets at the time of such acquisition. AAAC's board of directors determined that this 80% test was clearly met in connection with its Equity
Acquisition of Hunan Tongxin.

STOCKHOLDER APPROVAL OF BUSINESS COMBINATION

AAAC will proceed with the acquisition of Hunan Tongxin only if a majority of all of the outstanding shares of AAAC is voted in favor of the Equity Acquisition and Redomestication proposals. The stockholders existing prior to the initial public offering have agreed to vote their common stock on these proposals in accordance with the vote of the majority offering. If the holders of 20.0 % or more of AAAC's common stock vote against the Equity Acquisition Agreement and demand that AAAC convert their shares into their pro rata share of the trust account, then AAAC will not consummate the Equity Acquisition. In this case, AAAC would be able to present another potential business combination to its stockholders, subject to the time limitations set forth below.

LIQUIDATION IF NO BUSINESS COMBINATION

If AAAC does not complete a business combination by October 19, 2007, or by April 19, 2008 if the extension criteria described below have been satisfied, AAAC will be dissolved and will distribute to all of its public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus any remaining net assets. AAAC's existing stockholders have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the initial public offering. There will be no distribution from the trust account with respect to AAAC's warrants.

If AAAC were to expend all of the net proceeds of the initial public offering, other than the proceeds deposited in the trust account, the per-share liquidation price as of June 30, 2007 would be approximately $7.60, or $0.40 less than the per-unit offering price of $8.00 in AAAC's initial public offering. The proceeds deposited in the trust account could, however, become subject to the claims of AAAC's creditors and there is no assurance that the actual per-share liquidation price will not be less than $7.60, due to those claims.

If AAAC enters into either a letter of intent, an agreement in principle or a definitive agreement to complete a business combination prior to October 18, 2007, but is unable to complete the business combination by October 18, 2007, then AAAC will have an additional six months in which to complete the business combination contemplated by the letter of intent, agreement in principle or definitive agreement. If AAAC is unable to do so by April 18, 2008, upon notice from AAAC, the trustee of the trust account will commence liquidating the investments constituting the trust account and will turn over the proceeds to the transfer agent for distribution to the stockholders holding shares acquired through the initial public offering.

The stockholders holding shares of AAAC common stock issued in the initial public offering will be entitled to receive funds from the trust account only in the event of AAAC's liquidation or if the stockholders seek to convert their respective shares into cash and the Equity Acquisition is actually completed. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

FACILITIES

AAAC maintains executive offices at 199 Pierce Street, Suite 202, Birmingham, Michigan 48009. The cost for this space is included in a $7,500 per-month fee that ADC charges AAAC for general and administrative services. AAAC believes, based on rents and fees for similar services in the Michigan area, that the fees charged by ADC are at least as favorable as AAAC could have obtained from an unaffiliated person. AAAC considers its current office space adequate for current operations.

EMPLOYEES

AAAC has four directors, all of whom serve as officers.
These individuals are not obligated to contribute any specific number of hours to AAAC's business. AAAC has no paid employees

PERIODIC REPORTING AND AUDITED FINANCIAL STATEMENTS

AAAC has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, AAAC's annual reports will contain financial statements audited and reported on by AAAC's independent accountants. AAAC has filed with the Securities and Exchange Commission a Form 10-QSB covering the fiscal quarter ended June 30, 2007.

LEGAL PROCEEDINGS

There are no legal proceedings pending against AAAC.

PLAN OF OPERATIONS

The following discussion should be read in conjunction with AAAC's Financial Statements and related notes thereto included elsewhere in this proxy statement.

AAAC was formed on June 20, 2005 to serve as a vehicle to affect an equity acquisition, capital stock exchange, asset acquisition or other similar business combination with an unidentified business that has its primary operating facilities located in Asia. AAAC closed its initial public offering on April 19, 2006. All activity from June 20, 2005 through
April 19, 2006 relates to its formation and initial public offering.

Approximately $37.4 million of the net proceeds of the initial public offering are in trust, with the remaining net proceeds of approximately $780,000 available to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. AAAC will use substantially all of the net proceeds of its initial public offering not held in trust to identify and evaluate prospective acquisition candidates, select the target business, and structure, negotiate and consummate the business combination. AAAC intends to utilize its cash, including the funds held in the trust fund, capital stock, debt or a combination of the foregoing to effect a business combination.
To the extent that its capital stock or debt securities are used in whole or in part as consideration to effect a business combination, the proceeds held in the trust fund as well as any other available cash to finance the operations of the target business.

AAAC intends to utilize its cash, including the funds held in the trust account, capital stock, debt or a combination of the foregoing to effect a business combination. Under the agreement governing the proposed transaction, $13,000,000 will be paid at the closing to the Hunan Tongxin Stockholders to acquire their shares. The remaining funds in the trust account will be used to finance the operations of Tongxin International. Uses of those proceeds will include, among other things, the following:

* Payment of the accrued expenses of AAAC as of the date of the closing of the transaction;

* To support internal expansion of Tongxin International' s operations, including increased hiring, expansion of existing facilities or the acquisition or construction of new facilities, expenditures to increase the geographic markets within China in which Hunan Tongxin operates and expansion of the production and distribution networks needed to accomplish that geographic market extension; and

* To increase inorganic growth opportunities through an add-on acquisition.

* To increase opportunities in the collision repair parts aftermarkets in North America and Europe.

AAAC became obligated, commencing April 19, 2006 to pay to ADC LLC, an affiliate of William Herren, AAAC's chairman of the board, Rudy Wilson, a director and chief executive officer, and Chun Hao, a director and president of China operations, a monthly fee of $7,500 for general and administrative services.

In connection with its initial public offering, AAAC issued an option for $100 to the representative of the underwriters to purchase 350,000 units at an exercise price of $10.00 per unit. AAAC has accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders' equity. AAAC estimates that the fair value of this option is approximately $1,086,001 ($3.10 per unit) using a Black-Scholes option-pricing model. The fair value of the option granted to the representative is estimated as of the date of grant using the following assumptions: (i) expected volatility of 45.47%, (ii) risk-free interest rate of 4.39 % and (iii) expected life of five years. The option may be exercised for cash or on a "cashless" basis at the holder's option such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying warrants and the market price of the units and underlying securities) to exercise the option without the payment of any cash. In addition, the warrants underlying such Units are exercisable at $10.00 per share.

OFF-BALANCE SHEET ARRANGEMENTS

Warrants and representative's unit purchase option issued in conjunction with our initial public offering are equity linked derivatives and accordingly represent off balance sheet arrangements. In addition, the conversion feature of the representative's unit purchase option constitutes an embedded derivative. The warrants, unit purchase option and conversion feature meet the scope exception in paragraph 11(a) of FAS 133 and are accordingly not accounted for as derivatives for purposes of FAS 133, but instead are accounted for as equity. PRO FORMA

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the Equity Acquisition Agreement and Key Employees Employment Agreement dated July 24, 2007 (the "Transaction") based on the assumptions and adjustments set forth in the accompanying notes, which management believes are reasonable.

The unaudited combined financial statements combine (i) the financial position of Hunan Tongxin and AAAC as of June 30, 2007, giving pro forma effect to the Transaction as if it occurred on June 30, 2007, and (ii) the financial position of AAAC for the period June 20, 2005 (inception) to December 31, 2006 and Hunan Tongxin for the year ended
December 31, 2006 giving pro forma effect to the Transaction as if it occurred January 1, 2006.

The pro forma adjustments are preliminary, and the unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the merger taken place on the dates noted, or the future financial position or operating results of AAAC or Hunan Tongxin. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. Under the purchase method of accounting, the total purchase price will be allocated to the net tangible and intangible assets acquired and liabilities assumed, based on various estimates of their respective fair values. Hunan Tongxin has determined the estimated fair values of certain assets and liabilities. The purchase price allocations set forth in the following unaudited pro forma condensed combined financial statements are based on preliminary valuation estimates of Hunan Tongxin's intangible assets. Hunan Tongxin's tangible assets approximate fair value. The final valuations, and any interim updated preliminary valuation estimates, may differ materially from these preliminary valuation estimates and, as a result, the final allocation of the purchase price may result in reclassifications of the allocated amounts that are materially different from the purchase price allocations reflected below. Any material change in the valuation estimates and related allocation of the purchase price would materially impact
Hunan Tongxin's depreciation and amortization expenses, the unaudited pro forma condensed combined financial statements and AAAC's results of operations after the merger.

The following unaudited pro forma combined financial statements have been prepared using two different levels of approval of the Transaction by the AAAC stockholders, as follows:

* Assuming Maximum Approval: This presentation assumes that
  100% of AAAC stockholders approve the Transaction; and

* Assuming Minimal Approval: This presentation assumes that only 80.01% of AAAC stockholders approve the Transaction and the remaining 19.99% all vote against the acquisition and elect to exercise their conversion rights.

We are providing this information to aid you in your analysis of the financial aspects of the Transaction. The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with the historical financial statements of Hunan Tongxin and AAAC and the related notes thereto.

Unaudited Pro Forma Condensed Combined Statement of Operations
(Maximum Approval Assumption)
At December 31, 2006
(in US dollars, in thousand)

                             Hunan Tongxin   AAAC            Pro Forma       Combined
                                                             Adjustments     Pro Forma
                                                             (assuming       (assuming
                                                              maximum         maximum
                                                              approval)       approval)
                             -----------     -----------     -----------     ------------
Total revenue (net)          $ 64,697        $  -0-          $  -0-          $  64,297

Cost of revenue

Cost of good sold              43,613           -0-             -0-             43,613
                             ___________     ___________     ___________     ____________
Gross profit                   21,084           -0-             -0-             21,084

Operating expenses

Selling, general and
administrative                  8,515           -0-             -0-              8,515
                             ___________     ___________     ___________     ____________
Operating income               12,569           -0-             -0-             12,569

Depreciation/Amortization       2,220           -0-             7,500 (g)        9,720

Interest income                  -0-           (1,308)            432 (h)         (876)

Interest expense                1,707           -0-             -0-              1,707

Unrealized loss on warrant
liability                        -0-            3,783           -0-              3,783

Formation and operating costs    -0-              637           -0-                637
                             ___________     ___________     ___________      ___________
Total other income (expense)    3,927           3,112           7,932           14,971

Net income(loss) before taxes   8,642          (3,112)         (7,932)          (2,402)

Income tax provision           (2,939)           (458)            173 (h)          (3,224)
                             ___________     ___________     ___________      ___________
Net income(loss)              $ 5,703        $ (3,570)       $ (7,759)        $ (5,626)
                             ___________     ___________     ___________      ___________
Weighted average common
shares outstanding

 Basic                        72,521,705      4,901,284                        9,531,250

 Diluted                      72,521,705      4,901,284                        9,531,250
                             ------------------------------------------------------------
Income(loss) per share:

 Basic                       $ 0.0786         $ (0.7283)                       $ (0.5903)

 Diluted                     $ 0.0786         $ (0.7283)                       $ (0.5903)
                             ------------------------------------------------------------



Unaudited Pro Forma Condensed Combined Statement of Income
(Minimum Approval Assumption)
At December 31, 2006
(in US dollars, in thousand)

                             Hunan Tongxin   AAAC            Pro Forma       Combined
                                                             Adjustments     Pro Forma
                                                             (assuming       (assuming
                                                              minimum         minimum
                                                              approval)       approval)
                             -----------     -----------     -----------     ------------
Total revenue (net)          $ 64,697        $  -0-          $  -0-          $  64,297

Cost of revenue

Cost of good sold              43,613           -0-             -0-             43,613
                             ___________     ___________     ___________     ____________
Gross profit                   21,084           -0-             -0-             21,084

Operating expenses

Selling, general and
administrative                  8,515           -0-             -0-              8,515
                             ___________     ___________     ___________     ____________
Operating income               12,569           -0-             -0-             12,569

Depreciation/Amortization       2,220           -0-             -0-              9,720

Interest income                  -0-           (1,308)           (170)(h)       (1,046)

Interest expense                1,707           -0-             -0-              1,707

Unrealized loss on warrant
liability                        -0-            3,783           -0-              3,783

Formation and operating costs    -0-              637           -0-                637
                             ___________     ___________     ___________      ___________
Total other income (expense)    3,927           3,112            (170)          14,081

Net income(loss) before taxes   8,642          (3,112)           (170)          (2,232)

Income tax provision           (2,939)           (458)            (68)(h)       (3,292)
                             ___________     ___________     ___________      ___________
Net income(loss)             $  5,703        $ (3,570)       $   (238)        $ (5,524)
                             ___________     ___________     ___________      ___________
Weighted average common
shares outstanding

 Basic                        72,521,705      4,901,284                        9,531,250

 Diluted                      72,521,705      4,901,284                        9,531,250
                             ------------------------------------------------------------
Income(loss) per share:

 Basic                       $ 0.0786         $ (0.7283)                       $ (0.5796)

 Diluted                     $ 0.0786         $ (0.7283)                       $ (0.5796)
                             ------------------------------------------------------------




Unaudited Pro Forma Condensed Combined Balance Sheet
(Maximum Approval Assumption)
At June 30, 2007,
(US dollars, in thousand)

                     Hunan Tongxin   AAAC            Pro Forma       Combined
                                                     Adjustments     Pro Forma
                                                     (assuming       (assuming
                                                      maximum         maximum
                                                      approval)       approval)
                     -----------    -----------     -----------     ------------

ASSETS

Current Assets:

Cash and cash        $ 5,935        $  120           $ 38,817 (a)    $ 26,565
equivalents                                           (13,000)(b)
                                                       (4,100)(b)
                                                       (1,207)(e)
Accounts receivable
,net                  19,779         -0-             -0-               19,779

Inventories           12,645         -0-             -0-               12,645

Investments held
in trust               -0-          38,817            (38,817)(a)     -0-

Other receivables      2,718         -0-             -0-                2,718

Other receivables
due related party      8,900         -0-             -0-                8,900

Deferred tax assets    1,686           329           -0-                2,015

Prepaid expenses and   1,741         -0-             -0-                1,741
other current assets

Advanced suppliers     4,421         -0-             -0-                4,421
                      ____________  ____________   ____________      ____________
Total current assets  57,825        39,266            (18,307)         78,784

Property and          21,764         -0-             -0-               21,764
equipment, net

Land occupancy rights  1,868         -0-               (1,868)(b)      -0-

Investments in
operating businesses     160         -0-             -0-                  160

New goodwill           -0-           -0-               15,537 (b)      15,537

New intangible assets  -0-           -0-               18,697 (b)      18,697

                      -----------------------------------------------------------
Total assets         $81,617       $39,266           $ 14,059        $134,942
                      -----------------------------------------------------------

LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIT)

Current liabilities:

Accounts payable     $13,668       $ -0-            $-0-               $13,668

Short-term bank loans 15,635         -0-             -0-                15,635

Short-term bank loan
from related parties   6,974         -0-             -0-                 6,974

Accrued expenses       4,864           365           -0-                 5,229

Accrued income tax     7,610          -0-            -0-                 7,610
payable

Warrant liability       -0-         11,858           -0-                11,858

Dividend payable       5,863          -0-            -0-                 5,863

Advances to customers  2,976          -0-            -0-                 2,976

Deferred Underwriters
Fee                     -0-            966               (966)(e)      -0-
                       ___________   _____________   ___________      ___________
Total current
liabilities           57,590        13,189               (966)          69,813

Long-term liabilities:

Long-term debt, net of
current maturities     5,252          -0-            -0-                 5,252

Long-term payables        21          -0-            -0-                    21
                      ------------------------------------------------------------
Total liabilities     62,863        13,189               (966)          75,086
                      ------------------------------------------------------------
Common stock, subject
to possible redemption,
1,005,746 shares
at redemption value     -0-          7,763             (7,763)(c)      -0-

Stockholders' equity
(deficit)

 Preferred Stock        -0-            -0-            -0-              -0-

 Common stock           -0-              6                 34 (b)           40

Additional paid-in
capital                8,762        22,328             32,746 (b,c)     63,836

Reserve funds          1,994           -0-             (1,994)(b)      -0-

Other Comprehensive    1,272          -0-              (1,272)(b)      -0-
Income

Retained earnings
(accumulated deficit)  6,726        (4,020)            (6,726)(b,f)     (4,020)
                      -----------------------------------------------------------
Total stockholders'
equity (deficit)      18,754        18,314             22,788           59,856
                      -----------------------------------------------------------
Total liabilities and
stockholders' equity
(deficit)            $81,617       $39,266            $14,059         $134,942
                      -----------------------------------------------------------


Unaudited Pro Forma Condensed Combined Balance Sheet
(Minimum Approval Assumption)
At June 30, 2007,
(US dollars, in thousand)

                     Hunan Tongxin   AAAC            Pro Forma       Combined
                                                     Adjustments     Pro Forma
                                                     (assuming       (assuming
                                                      minimum         minimum
                                                      approval)       approval)
                     -----------    -----------     -----------     ------------

ASSETS

Current Assets:

Cash and cash        $ 5,935        $  120           $ (7,763)(d)    $ 19,043
equivalents                                               241 (e)

Accounts receivable
,net                  19,779         -0-             -0-               19,779

Inventories           12,645         -0-             -0-               12,645

Investments held
in trust               -0-          38,817           -0-              -0-

Other receivables      2,718         -0-             -0-                2,718

Other receivables
due related party      8,900         -0-             -0-                8,900

Deferred tax assets    1,686           329           -0-                2,015

Prepaid expenses and   1,741         -0-             -0-                1,741
other current assets

Advanced suppliers     4,421         -0-             -0-                4,421
                      ____________  ____________   ____________      ____________
Total current assets  57,825        39,266            (7,522)          71,262

Property and          21,764         -0-             -0-               21,764
equipment, net

Land occupancy rights  1,868         -0-             -0-              -0-

Investments in
operating businesses     160         -0-             -0-                  160

New goodwill           -0-           -0-                               15,537

New intangible assets  -0-           -0-                               18,697

                      -----------------------------------------------------------
Total assets         $81,617       $39,266           $(7,522)        $127,420
                      -----------------------------------------------------------

LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIT)

Current liabilities:

Accounts payable     $13,668        $-0-            $-0-               $13,668

Short-term bank loans 15,635         -0-             -0-                15,635

Short-term bank loan
from related parties   6,974         -0-             -0-                 6,974

Accrued expenses       4,864           365           -0-                 5,229

Accrued income tax     7,610          -0-            -0-                 7,610
payable

Warrant liability       -0-         11,858           -0-                11,858

Dividend payable       5,863          -0-            -0-                 5,863

Advances to customers  2,976          -0-            -0-                 2,976

Deferred Underwriters
Fee                     -0-            966           -0-              -0-
                       ___________   _____________   ___________      ___________
Total current
liabilities           57,590        13,189           13,189             69,813

Long-term liabilities:

Long-term debt,net
of current maturities  5,252          -0-            -0-                 5,252

Long-term payables        21          -0-            -0-                    21
                      ------------------------------------------------------------
Total liabilities     62,863        13,189           -0-                75,086
                      ------------------------------------------------------------
Common stock, subject
to possible redemption,
1,005,746 shares
at redemption value     -0-          7,763           -0-              -0-

Stockholders' equity
(deficit)

 Preferred Stock        -0-            -0-           -0-              -0-

 Common stock           -0-              6                 (7)(d)           33

Additional paid-in
capital                8,762        22,328             (7,515)(d,e)     56,321

Reserve funds          1,994           -0-           -0-              -0-

Other Comprehensive    1,272          -0-            -0-              -0-
Income

Retained earnings
(accumulated deficit) 6,726        (4,020)          -0-                (4,020)
                      -----------------------------------------------------------
Total stockholders'
equity (deficit)      18,754        18,314             (7,522)          52,334
                      -----------------------------------------------------------
Total liabilities and
stockholders' equity
(deficit)            $81,617       $39,266            $(7,522)        $127,420
                      -----------------------------------------------------------



Unaudited Pro Forma Condensed Combined Statement of Income
(Maximum Approval Assumption)
At June 30, 2007
(in US dollars, in thousand)

                     Hunan Tongxin   AAAC          Pro Forma      Combined
                                                   Adjustments    Pro Forma
                                                   (assuming      (assuming
                                                    maximum        maximum
                                                    approval)      approval)
                     -----------     -----------   -----------    ------------

Total revenue(net)   $ 41,100           -0-          -0-          $ 41,100

Cost of good sold      26,821           -0-          -0-            26,821
                     ___________     ___________   ___________    ____________
Gross profit           14,279           -0-          -0-            14,279

Operating expenses:

Selling,general and     4,698           -0-          -0-             4,698
administrative
                     ___________     ___________   ___________    ____________
Operating income        9,581           -0-          -0-             9,581

Depreciation/
amortization            1,110           -0-            400 (g)       1,510

Interest  income         -0-              (873)        288 (h)        (585)

Interest expense          987           -0-          -0-               987

Unrealized loss on
warrant liability        -0-               691       -0-               691

Formation and
operating costs          -0-               502       -0-               502

Net income(loss)
before taxes            7,484             (320)       (688)          6,476

Income taxes provision (2,446)             (11)        115 (h)      (2,342)
                      ____________   ____________   ___________   ___________
Net Income(loss)      $ 5,038           $ (331)     $-0-           $ 4,134
                      ____________   ____________   ___________   ___________
Weighted average common
shares outstanding

 Basic                 72,521,705      6,380,250                   9,531,250

 Diluted               72,521,705      6,380,250                   9,531,250
                      -------------------------------------------------------
Income(loss) per share:

 Basic                 $ 0.0786        $ (0.0519)                  $ (0.4337)

 Diluted               $ 0.0786        $ (0.0519)                  $ (0.4337)
                      -------------------------------------------------------




Unaudited Pro Forma Condensed Combined Statement of Income
(Minimum Approval Assumption)
At June 30, 2007
(in US dollars, in thousand)

                     Hunan Tongxin   AAAC          Pro Forma      Combined
                                                   Adjustments    Pro Forma
                                                   (assuming      (assuming
                                                    minimum        minimum
                                                    approval)      approval)
                     -----------     -----------   -----------    ------------

Total revenue(net)   $ 41,100           -0-          -0-          $ 41,100

Cost of good sold      26,821           -0-          -0-            26,821
                     ___________     ___________   ___________    ____________
Gross profit           14,279           -0-          -0-            14,279

Operating expenses:

Selling,general and     4,698           -0-          -0-             4,698
administrative
                     ___________     ___________   ___________    ____________
Operating income        9,581           -0-          -0-             9,581

Depreciation/
amortization            1,110           -0-          -0-             1,510

Interest  income         -0-              (873)       (113)(h)        (698)

Interest expense          987           -0-          -0-               987

Unrealized loss on
warrant liability        -0-               691       -0-               691

Formation and
operating costs          -0-               502       -0-               502

Net income(loss)
before taxes            7,484             (320)       (113)          6,589

Income taxes provision (2,446)             (11)        (45)(h)      (2,387)
                      ____________   ____________   ___________   ___________
Net Income(loss)      $ 5,038           $ (331)     $ (158)        $ 4,202
                      ____________   ____________   ___________   ___________
Weighted average common
shares outstanding

 Basic                 72,521,705      6,380,250                   9,531,250

 Diluted               72,521,705      6,380,250                   9,531,250
                      -------------------------------------------------------
Income(loss) per share:

 Basic                 $ 0.0786        $ (0.0519)                  $ (0.4409)

 Diluted               $ 0.0786        $ (0.0519)                  $ (0.4409)
                      -------------------------------------------------------



1. DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

On July 25, 2007 AAAC announced that it signed an Equity Acquisition Agreement ("EAA") and Key Employees
Employment Agreement ("KEOA") with Hunan Tongxin Enterprise
Co., Ltd., ("Hunan Tongxin") pursuant to which AAAC will acquire 100% of the shares of Hunan Tongxin. The purchase price for the shares of Hunan Tongxin is equal to the sum of $13 million in cash, plus 4,500,000 common shares of AAAC valued at $34.02 million based upon the stock price of $7.56 as of June 30, 2007.

2. PRO FORMA ADJUSTMENTS

DESCRIPTIONS OF THE ADJUSTMENTS INCLUDED IN THE UNAUDITED
PRO FORMA BALANCE SHEET AND STATEMENTS OF OPERATIONS ARE
AS FOLLOWS:

(a) To record the reclassification of funds held in trust by AAAC which are to be released upon the earlier of completion of an acquisition or liquidation of AAAC.
    As of June 30, 2007, the balance of the trust account was $38.818 million.

(b) To record the payment of $47.02 million purchase price
    ($13.0 million cash and $34.02 million stock) for the purchase of TX, the recording of $ 4.1 million of costs related to the transaction, and the allocation of the purchase price of the assets acquired and liabilities assumed as follows (in thousands):

(in thousands)

Calculation of Allocable Purchase Price:
 Cash to be paid                           $ 13,000

 Common stock (4,500,000 million shares
 valued as of June 30, 2007)                 34,020

 AAAC additional transactions costs           4,100
                                           ________
 Total allocable purchase price              51,120
                                           ________
Estimated Allocation of Purchase Price
at June 30, 2007*
 Cash                                         5,935

 Accounts receivable, net                    19,779

 Inventories                                 12,645

 Other current assets                        17,780

 P&E                                         21,764

 Other assets                                   160

 Goodwill                                    15,537

 Intangible assets                           18,697

 Deferred tax asset                           1,686

 Accounts payable                           (16,644)

 Notes Payable                              (27,882)

 Accrued expenses and other                 (18,337)
                                           _________
 Hunan Tongxin Net Asset Acquired            51,120


* The purchase price allocation has not been finalized and is subject to change upon recording of actual transaction costs and completion of appraisals of intangible assets.

(c) Assuming maximum approval, reclassify common stock subject to redemption to permanent equity. This amount, which immediately prior to this transaction was being held in the trust account, represents the value 1,005,746 shares of common stock which may be converted into cash by AAAC shareholders.

(d) Assuming minimum approval and the election by shareholders to convert their shares into cash. This amount, which immediately prior to this transaction was being held in the trust account, represents the value of 1,005,746 shares of common stock which may be converted into cash by AAAC shareholders.

(e) To record payment to the underwriters for the non-accountable expenses deposited in trust account which becomes due upon the consummation of the Acquisition.

    In the event of minimum approval, the underwriters have agreed to forfeit, on a pro rata basis, the underwriter fee due to them.

(f) Adjustment to eliminate TX's historical equity.

(g) Record amortization of intangibles identified in the acquisition as described in Note 3.

(h) Reduction of interest income earned on trust account described in Note 2 (Approximately 33%).

(i) pro forma net income per share was calculated by dividing pro forma net income by the weighted average number of shares outstanding as follows:

                                        Year Ended
                                     December 31, 2006

                                     Maximum    Minimum
                                     Approval   Approval
                                     (100%)     (80.01%)
                                     ---------  ----------

Shares to be issued to TX management
after close of Transaction           4,500,000  4,500,000

Weighted average shares outstanding
in AAAC                              5,031,250  4,025,000
                                     _________  __________
Total                                9,531,250  8,525,000



                                     Six Months Ended
                                     June 30, 2007

                                     Maximum    Minimum
                                     Approval   Approval
                                     (100%)     (80.01%)
                                     ---------  ----------

Shares to be issued to TX management
after close of Transaction           4,500,000  4,500,000

Weighted average shares outstanding
in AAAC                              5,031,250  4,025,000
                                     _________  __________
Total                                9,531,250  8,525,000


THE SHARES UNDERLYING THE UNDERWRITER'S PURCHASE OPTION
HAVE NOT BEEN CONSIDERED SINCE THE RELATED EXERCISE PRICE
IS IN EXCESS OF THE AVERAGE MARKET PRICE DURING THE PERIOD.
THERE ARE NO OTHER DILUTED INSTRUMENTS IN AAAC.

3. PURCHASE ACCOUNTING ADJUSTMENT

Under the purchase method of accounting, the total preliminary purchase price has been allocated to the net tangible and intangible assets acquired and liabilities assumed, based on various preliminary estimates of their fair values. Tongxin had engaged a third party appraiser to assist it to perform a valuation of the acquired intangible assets in accordance with Statement of Financial Accounting
Standard ("SFAS") No. 141, Business Combinations. Some of the work commenced shortly after the consummation of the definitive agreement and the valuation will be finalized after the completion of the acquisition. Management estimates that the majority of the purchase price in excess of current recorded values will be allocated to non-amortizable intangible assets. The preliminary work performed by management and the third party valuation specialists has been considered in management's estimates of the fair values reflected in these unaudited pro forma condensed combined financial statements. Management's estimates and assumptions are subject to change upon the finalization of the valuation and may be adjusted in accordance with Statement of Financial Accounting Standards
("SFAS") No. 141, Business Combinations. The purchase price allocation is not finalized. Management has assumed that carrying value approximates fair value for the tangible assets and liabilities of Hunan Tongxin. The intangible assets acquired will include:

* the Hunan Tongxin trademark and trade name,

* customer relationships,

* customer order backlog,

* land use rights in China, and

* goodwill

Some of these assets, such as goodwill and the Hunan
Tongxin trademark and trade name will be non-amortizable;
other assets will be amortized over their useful lives ranging from one to ten years except for land use rights, which in China are provided for 99 years. Since Hunan
Tongxin has been in operation for 23 years, 76 years will be used to amortize land use rights.

Under the purchase method of accounting, the total
estimated purchase price of $51.12 million was allocated to
Hunan Tongxin's net tangible and intangible assets based on
their estimated fair values as of June 30, 2007. Intangible
assets are amortized utilizing the estimated pattern of the
consumption of the economic benefit over their estimated
lives, ranging from one to ten weighted average years of
economic benefit except for land use rights where the
economic benefit extends over 76 years.   Based on the
preliminary third party valuation and other factors as described above, the preliminary estimated purchase price and amortization was estimated as follows (in thousands):

                            Preliminary
                            Purchase Price
                            Allocation         Asset Life
                            ---------------    -------------

Tangible assets:            $  79,749          various

Less liabilities assumed      (62,863)
                            _______________
Net tangible assets acquired   16,886

Amortizable intangible assets: 18,697

 Customer relationships         1,230          10 years

 Customer backlog               7,100          6 months

 Land use rights                7,700          76 years

 Patented/trade secrets         1,750          10 years

Trademark and trade name        2,667          Indefinite

Goodwill                       15,537          Indefinite
                            ________________
Total preliminary purchase
price allocation and
estimated direct transaction
costs                          51,120
                            ________________

* Land use rights' estimated value is based on a fair market valuation from an independent appraiser less the land grant fee paid by Tongxin in 1984. The original grant was for a period of 100 years; there are 76 years remaining under the grant.

* Tongxin has three registered trademarks in the PRC that are registered through 2012- 2016. AAAC was provided a fair market value of $2,667,000 for these assets by an independent appraiser.

* The estimated fair market value for the 4 patents registered by Tongxin was derived by what the company believes is the competitive piece cost the company enjoys multiplied times the number of pieced produced and sold for the entire 2007 calendar year. The $1,750,000 is the result of this calculation. The remaining time of patent protection as well as the useful life of the competitive advantage varies by patent.

* Customer relationships are valued on the excellent relationship that Mr. Zhang, CEO of Tongxin, has with his customers. We believe that without his personal involvement Tongxin's revenue would decrease by 10%.
  We applied this 10% to 2007 projected revenues of $100 million and then applied anticipated the Net Income margin of 12.3% to arrive at the estimated value of $1,230,000.

* Customer backlog is estimated based upon the backlog of unsigned customer contracts for the remainder of 2007 calendar (new custom contracts are signed each year in January/February timeframe) Customer order backlog is based on firm orders in the system as of June 30, 2007. We priced these orders based on current sale's price and arrived at estimated revenue of $57.7 million for the remainder of 2007. Although additional orders will be put into the order system as we get closer to the end of the year it is not anticipated this number will change due to the contractual agreements that Tongxin has with its customers. These contracts run from January 1 through December 31 each year and even though Tongxin is released as the supplier of choice for a longer period, the prices and terms must be renegotiated at the beginning of each year. We believe the fair value of these orders can only be applied for the remainder of the contact period. We applied the estimated Net Income margin to the $57.7 million in revenue to arrive at the estimated value of $7,100,000.

Amortization expense for the year ended December 31, 2006 was calculated to be approximately $7,500 and $200 for the six months ended June 30, 2007.

Amortization expense for the five years subsequent to December 31, 2006, are approximately as follows:

     2007                400
     2008                400
     2009                400
     2010                400
     2011                400
     Thereafter        8,283
                    ----------
                    $ 10,283

DIRECTORS AND MANAGEMENT

Directors and Management Following the Equity Acquisition
Agreement.

At the effective time of the Equity Acquisition Agreement, the board of directors and officers of Tongxin International and the executive management of Hunan Tongxin will be as follows:

Name                   Age         Position
---------------------  --------    ------------------------

William R. Herren      60          Director, Chairperson of
                                   the Board, CEO

Rudy Wilson            58          Director, COO

David J. Brophy        70          Chief Financial Officer,
                                   Secretary

Pilar Albiac-Murillo   51          Director

William Zielke         62          Director

William A. Ebbert      65          Director

Duanxiang Zhang        57          Director, vice Chairperson
                                   of the Board

Weiwu Peng             55          Director

Ai Xing                36          Director

Xiao Tangbing          55          Director



DIRECTORS

William R. Herren, Director, has served as chairman of the board of AAAC since its inception. Mr. Herren was employed with General Motors and its subsidiary Delphi, the largest global automotive vehicle/component manufacturer. From July
1999 to June 2002, he was executive director of marketing, sales, planning and M&A for Delphi Energy and Chassis
Systems. From 1996 to 1999, in addition to his responsibility as executive director, Mr. Herren also managed Delphi's Exhaust business unit. From 1993 to 1996 he served as executive director of Delphi Saginaw's marketing, sales, planning and M&A. From 1986 through 1993 he directed several Saginaw business units including Final
Drive, Engine Drive and Steering Systems

Rudy Wilson, Director, has served as thechief executive officer of AAAC and a member of the AAAC board of directors since its inception. From January 1997 to December 2003, he was responsible for various foreign funded investments in Asia for several Delphi Energy and Chassis Systems business lines. Mr. Wilson was assigned to Beijing, China from May 1993 through 1997 directing the development of Delphi Saginaw's initial investment projects in China, India and ASEAN. During the assignment in China he served on the board of directors of Delphi Lingyun Driveshaft, Delphi Xiaoshan Steering and Delphi Malaysia. From 1976 through 1993 Mr. Wilson held a variety of assignments with General Motors component operations and advanced manufacturing engineering staff.

David J. Brophy, Chief Financial Officer and Board
Secretary, has served as the chief financial officer and a member of the AAAC board of directors since its inception.
As a member of the Finance Faculty at The University of Michigan School of Business Administration from 1968 to the present, and Director of its Center for Venture Capital and Private Equity Finance since 1992, he assists emerging and mid-sized companies. Dr. Brophy is a founding member of the editorial board of the Journal of Private Equity and the International Journal of Venture Capital. His advisory and consultant activities in the public and private sector include such funds as Compass Technology Partners, Plymouth
Ventures, and Bio-Star Ventures and various government agencies in the United States, Australia and France.

Pilar Albiac-Murillo, Director, is Director of Remy
International's Mexican manufacturing operations. Ms. Albiac brings over 25 years automotive experience from General
Motors and Delphi including assignments in Europe and North America.

William Zielke, Director, has over 30 years automotive experience including 14 years experience in the China automotive market. Bill has Served on various boards of directors with supplier firms in China, Saudi Arabia.
Mexico, Belgium and Korea and has authored board training modules and conducted BOD training.

William A. Ebbert, Director, is formerly Vice President of
Delphi and General Manager of Asia Pacific Operations.Bill has over 35 years automotive experience in finance and planning and was responsible for implementing Delphi's start-up activities in Asia Pacific in 1995.

Ai Xing, Director, brings a background in mechanical engineering and 15 years electronics software experience in both the US and China. Mr, Ai is currently employed with IBM (Canada).

Xiao Tangbing, Director, brings a background in business administration and over 30 years experience in China's machinery and electronics controls industry. He is currently chairman and general manager of Changsha Machinery and Electronic Equipment, Inc.

MANAGEMENT OF HUNAN TONGXIN

Zhang Duanxiang, Director of Tongxin International and
Chief Executive Officer of Hunan Hunan Tongxin, is currently president of Hunan Hunan Tongxin Enterprise Co., Ltd. He has over 20 years of management experience in the Chinese automotive industry and under his leadership, the company has become one of the top 50 companies in Hunan Province. His work lead to successful establishment of the "Hunan Tongxin" brand within the China vehicle body industry segment. During the past five years Mr. Zhang also has been recognized as one of the top 10 economic outstanding business executives and recognized twice as an excellent private entrepreneur in Hunan province. In addition Mr. Zhang is also the committee member of China Private Entrepreneur Association, premier vice president of Hunan Private Entrepreneur Association, vice president of Hunan Mechanical Industry Association, and vice president of Changsha Commercial Association.

Peng Weiwu, Director of Tongxin International and Chief Operating Officer of Hunan Hunan Tongxin is currently general manager of Hunan Hunan Tongxin Enterprise Co., Ltd. Mr. Peng experience spans over 20 years within the Chinese automotive industry primarily in the sales area. As an executive with the Company Mr. Peng has been instrumental in increasing the company's business revenues and profits. He understanding of the vehicle body segment has enabled the Company to take advantage of the growth in the commercial vehicle segment. Through his leadership Mr. Peng was responsible for improving the firm's production process and enhancing product development resulting in the development of 128 brand products and 9 product series in the past 22 years. In 2003, the Company's "Thin Stamping Process and Design Theory in Vehicle Manufacturing Application" was awarded the first prize by the China Institute of Technology.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF AAAC

During the fiscal year ended December 31, 2006, AAAC's board of directors did not hold any meetings. Although
AAAC does not have any formal policy regarding director attendance at annual stockholder meetings, AAAC attempts to schedule its annual meetings so that all of its directors can attend. In addition, AAAC expects its directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

INDEPENDENCE OF DIRECTORS

In anticipation of being listed on the Nasdaq National
Market, Tongxin International will elect to follow the rules of Nasdaq in determining whether a director is independent.
The board of directors of Tongxin International also will consult with the Company's counsel to ensure that the board's determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Consistent with these laws and regulations the board of directors of Hunan Tongxin Internaitonal will include five independent directors and four non-independent directors.

AAAC currently does not have an independent board of directors and is not required to have one.

AUDIT COMMITTEE

In anticipation of being listed on the Nasdaq National
Market, Tongxin International will establish an audit committee to be effective at the consummation of the stock acquisition. As required by Nasdaq listing standards, the audit committee will be comprised of at least three independent directors who are also "financially literate." The listing standards define "financially literate" as being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Each audit committee member will have an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the company's financial statements, including estimates, accruals and reserves, experience in analyzing or evaluating financial statements of similar breadth and complexity as the company's financial statements, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.

AUDIT COMMITTEE FINANCIAL EXPERT

The board of directors will identify a director of Hunan Tongxin
International who will qualify as an "audit committee financial expert" within the meaning of all applicable rules.

CURRENT AAAC BOARD OF DIRECTORS

Because AAAC does not have any "independent" directors, the entire Board of Directors of AAAC has acted as the Audit
Committee.

INDEPENDENT AUDITORS' FEES

Rothstein & Kass LLP acts as AAAC's principal auditor.

AUDIT FEES

During the fiscal year ended December 31, 2006, AAAC paid, AAAC's principal accountant $ 62,450 for the services they performed in connection with the initial public offering, including the financial statements included in the Current
Report on Form 8-K filed with the Securities and Exchange
Commission on August 31, 2006, $24, 900 in connection with the review of the Quarterly Report on Form 10-QSB, and approximately $ 24,800 in connection with the December 31, 2006 audit and Form 10-QSB.

AUDIT-RELATED FEES

During 2006, AAAC's principal accountant did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

TAX FEES

During 2006, AAAC did not make any payments for tax services.

ALL OTHER FEES

During 2006, there were no fees billed for products and services provided by the principal accountant to AAAC other than those set forth above.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with Section 10A(i) of the Securities Exchange
Act of 1934, before the company engages its independent accountant to render audit or permitted non-audit services, the engagement will be approved by the audit committee.

CODE OF CONDUCT

In anticipation of the Equity Acquisition, the board of directors of Tongxin International will adopt a Code of Conduct that applies to Tongxin International's directors, officers and employees. A copy of the form of Tongxin International's Code of Ethics has been filed as Annex G to this proxy statement. Requests for copies of Tongxin International's Code of Conduct should be sent in writing to Asia Automotive Acquisition Corporation, 199 Pierce Street, Suite 202, Birmingham, MI 48009 Attention: David J. Brophy

AAAC has not yet adopted a formal code of ethics statement because the board of directors evaluated the business of the company and the number of employees and determined that since the business is largely limited to maintaining its cash investments while its searches for a target company and consummates an acquisition and the only persons acting for AAAC are the four directors who are also the officers, general rules of fiduciary duty and federal and state securities laws are adequate ethical guidelines.

COMPENSATION COMMITTEE INFORMATION

In anticipation of being listed on the Nasdaq National
Market Tongxin International will establish a compensation committee. The purpose of the compensation committee will be to administer the company's equity plans, including authority to make and modify awards under such plans.

NOMINATING COMMITTEE INFORMATION

In anticipation of being listed on the Nasdaq National
Market, Tongxin International will form a nominating committee in connection with the consummation of the Equity Acquisition. The members each will be an independent director under Nasdaq listing standards. The nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on Tongxin International's board of directors. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others. A copy of the form of nominating committee charter is attached as an annex to this proxy statement.

AAAC does not have any restrictions on stockholder nominations under its certificate of incorporation or by-laws.
The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules. Prior to the consummation of the Equity
Acquisition Agreement, AAAC has not had a nominating committee or a formal means by which stockholders can nominate a director for election. Currently the entire board of directors decides on nominees, on the recommendation of one or more members of the board. None of the members of the board of directors are "independent." Currently, the board of directors will consider suggestions from individual stockholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

Because the management and directors of AAAC are the same persons, the board of directors has determined not to adopt a formal methodology for communications from stockholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive employment.

DIRECTOR COMPENSATION

Tongxin International intends to pay its non-employee directors a yearly retainer of $24,000 and $3,000 for each board meeting, and $1,000 for each committee meeting that they attend, as well as reimburse their expenses incurred in attending meetings.

AAAC's directors do not currently receive any cash compensation for their service as members of the board of directors.

EXECUTIVE COMPENSATION

HUNAN TONGXIN EXECUTIVE OFFICERS

The following sets forth summary information concerning the compensation paid by the Hunan Tongxin to Mr. Zhang and Mr. Peng during the last two fiscal years.

Annual Compensation

Name                        Year     Salary($)     Bonus ($)
----------------------      ------   ---------     --------

Zhang DuanXiang             2006     6,153         4,492
                            2005     6,153         4,369

Peng Weiwu                  2006     5,128         3,333
                            2005     5,128         3,179



Not inlcuded in the above table were dividends declared by Hunan
Tongxin and paid to Mr. Zhang and Mr. Peng in each of the fiscal years 2005 and 2006.Since itsformation, Hunan Tongxin has granted no stock options or stock appreciation rights, any awards under long-term incentive plans, or any other non-cash compensation.

EXECUTIVE COMPENSATION DETERMINATION

Mr. Zhang Ruanxiang and Mr. Peng Weiwu will each enter into a Key Employee Employment Agreements with Tongxin International, effective as of the effective time of the Redomestication.
Mr. Zhang will be employed as the Chief Executive
Officer of Hunan Tongxin and Vice Chair of Tongxin International and Mr. Peng will be employed as Chief Operating
Officer of Hunan Tongxin.

Both will be members of the board of directors of Hunan Tongxin International.The Agreements will provide for an annual salary and a discretionary cash bonus based on performance of Hunan Tongxin and other criteria,as the compensation committee determines. The executives will be entitled to other benefits currently in place between executive management and Hunan
Hunan Tongxin. The Agreements will beterminable by Hunan Tongxin International for death, disability and cause. The Agreements contain provisions for the protection of confidential information and a three-year-after employment non-competition period within China.

AAAC EXECUTIVE OFFICERS

No executive officer of AAAC has received any cash or non-cash compensation for services rendered to AAAC. Each executive officer has agreed not to take any compensation prior to the consummation of a business combination.

Commencing April 19, 2006 and ending upon the acquisition of a target business, AAAC has paid and will continue to pay an administrative services fee totaling $7,500 per month to ADC for providing AAAC with office space and certain office and secretarial services. Other than this $7,500 per month in fees, no compensation of any kind, including finders and consulting fees, has been or will be paid to any of the AAAC stockholders existing prior to its initial public offering, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, AAAC stockholders existing prior to its initial public offering have been and will continue to be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AAAC

The Company presently occupies office space provided by Asia Development Capital, an affiliate and stockholder of the Company. ADC has agreed that until the Company consummates a business combination it will make such office space, as well as certain office and secretarial services available to the Company for a fee of $7,500 per month.

The Company has engaged Rodman & Renshaw, (the representative of the underwriters), on a non-exclusive basis, as the Company's agent for the solicitation of the exercise of the warrants. To this extent, consistent with the guidelines of the NASD and the rules and regulations of the SEC, the Company has agreed to pay the representative for bona fide services rendered a commission equal to 2.5% of the exercise price for each warrant exercised more than one year after the date of the prospectus if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative's services may also include disseminating information, either orally or in writing, to warrant holders about the Company or the market for our securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the representative upon the exercise of the warrants if:

* The market price of the underlying shares of common stock is lower than the exercise price;

* The holder of the warrants has not confirmed in writing that the underwriters solicited the exercise;

*  The warrants are held in a discretionary account;

* The warrants are exercised in an unsolicited transaction; or

* The arrangement to pay the commission is not disclosed in the prospectu provided to warrant holders at the time of exercise.

The Company has sold to Rodman & Renshaw, LLC (the "representative" of the underwriters), for $100, as additional compensation, an option to purchase up to a total of 350,000 units at a per-unit price of $10.00. The units issuable upon exercise of this option are identical to those offered in the Offering except that the warrants included in this option have an exercise price of $6.65 (133% of the exercise price of the warrants included in the units sold in the initial offering).

The sale of the option will be accounted for as an equity transaction. Accordingly, the only impact on the Company's operating results will be the recording of the $100 proceeds from the sale. The Company has determined, based upon the Black-Scholes model, that the fair value of the option on the date of sale was approximately $3.10 per unit, for a $1,086,001 total, using an expected life of five years, volatility of 45.47% and a risk-free interest rate of 4.39%.

The volatility calculation of 45.47% is based on the 365-day average volatility of a representative sample of ten (10) companies with market capitalizations under $500 million that management believes to be engaged in the business of auto component parts (the "Sample Companies").
Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors, which cannot be ascertained at this time.
The Company referred to the 365-day average volatility of the Sample Companies because management believes that the average volatility of such companies is a reasonable benchmark to use in estimating the expected volatility of the Company's common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

In addition to this option the Company will pay the underwriters (as listed in the Offering) an underwriting discount of 6% of the gross proceeds of this Offering. 2% is deferred until the consummation of a business combination.

Pursuant to the agreements with the Company and the Representative, the initial stockholders have waived their right to receive distributions with respect to their founding shares upon the Company's liquidation.

Certain of the Company's officers, directors, or their designees have agreed with the Representative that upon consummation of the Offering and during the 45 trading day period commencing on the later of the date that the securities comprising the units begin separate trading or sixty days following the consummation of the Offering, that they will purchase up to 320,000 warrants in the public marketplace at prices not to exceed
$1.40 per Warrant. As of December 31, 2006, William R
Herren, Rudy Wilson, Chun Hao as officers/directors of the Company held 290,000 warrants to purchase the Company's securities.

The Initial Stockholders will be entitled to registration rights with respect to their founding shares pursuant to an agreement to be signed on the effective date of the Offering. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time commencing three months prior to the second anniversary of the effective date of the Offering. In addition, the Initial Stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the second anniversary of the effective date of the Offering.

On February 8, 2006, five stockholders agreed with the representatives of the underwriters pursuant to which they agreed to purchase in aggregate up to $2,000,000 in warrants at prices not to exceed $1.40 per warrant during the 45 day trading period commencing on June 12, 2006. These entities have agreed that any warrants purchased by them pursuant to this agreement will not be sold or transferred until after a completed business combination. As of December 30, 2006, these five stockholders held 20,000 warrants to purchase the Company's securities.

TONGXIN INTERNATIONAL

As a public company, TI, neither directly nor indirectly nor through any subsidiary, will make loans, extend credit, maintain credit or arrange for the extension of credit or renew an extension of credit in the form of a personal loan to or for any director or executive officer of the company. This prohibition is in compliance with the provisions of the Sarbanes-Oxley Act of 2002. Moreover, AAAC and TI have adopted an audit committee charter that requires the audit committee to review and approve all related party transactions, assure compliance with the company's code of ethics, and monitor and discuss with the auditors and outside counsel policies and compliance with applicable accounting and legal standards and requirements.

BENEFICIAL OWNERSHIP OF SECURITIES

BENEFICIAL OWNERS OF MORE THAN 5% OF AAAC COMMON STOCK

Based upon filings made with the Securities and Exchange Commission under Section 13(d) or Section 16(a) of the Exchange Act on or before March 31, 2007, AAAC is aware of the following beneficial owners of more than 5% of any class of its voting securities who are listed in the table below:

Name and Address of Beneficial Owner   Shares of AAAC    Approximate
                                       Common Stock      Percentage of
                                                         Outstanding
                                                         Common Stock (1)
------------------------------------   --------------    ----------------
Jeffrey L. Feinberg (2)                621,200           9.74%
JLF Asset Management, L.L.C.(3)        621,200           9.74%
The Baupost Group, L.L.C (4)           493,590           7.74%
Atlas Master Fund, Ltd. (5)            355,500           7.10%
Atlas Global, LLC (6)                  355,500           7.10%
Atlas Global Investments, Ltd. (7)     355,500           7.10%
Atlas Global Investments II, Ltd. (8)  355,501           7.10%
Balyasny Asset Management L.P.(9)      355,502           7.10%
Dmitry Balyasny (10)                   355,503           7.10%
Paul Packer (11)                       422,700           6.60%
Globis Capital Management, L.P. (12)   402,700           6.30%
Globis Capital, L.L.C. (13)            402,700           6.30%
JLF Offshore Fund, Ltd. (17)           330,688           5.18%


(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. These amounts exclude shares issuable upon exercise of warrants.

(2),(3),(17) The business address of Mr. Jeffrey L.
    Feinberg; JIF Asset Management LLC and JLF Off-Shore Fund, Ltd. is: 2775 Via de la Valle, Suite 204, Del Mar, CA 92014.

(4) The business address of The Baupost Group, LLC is: 10
    St. James Avenue, Suite 2000 Boston, Massachusetts 02116.

(5),(7),(8) The business address of Atlas Master Fund, Ltd.; Atlas Global, LLC; Atlas Global Investments, Ltd. and
    Atlas Global Investments II, Ltd. is: c/o Walkers SPV Ltd., Walker House, P.O. Box 908 GT, George Town, Grand Cayman, Cayman Islands, British West Indies.

(6),(9),(10) The business address of Atlas Global, LLC;
    Balyasny Asset Management L.P. and Mr. Dmitry Balyasny is:
    181 West Madison, Suite 3600, Chicago, IL 60602.

(11)-(13)  The business address of  Mr. Paul Packer; Globis
    Capital Management, L.P. and Globis Capital LLC is: 60
    Broad Street, 38th Floor, New York, New York 10004.

None of the above stockholders has any voting rights that are different from the voting rights of any other stockholders.

SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS OF AAAC

The following table sets forth information with respect to
the beneficial ownership of AAAC common shares, as of June 30,
2007 by:

Name (1)               Shares of           Approximate
                       AAAC Common Stock   Percentage of
                                           Outstanding
                                           Common Stock(2)
------------------     -----------------   ---------------

William R. Herren (3)  413,000             6.5%
Rudy Wilson (3)        413,000             6.5%
Chun Yi Hao (3)        189,000             3.0%
David J Brophy          60,000             0.9%
Donald L.Runkle         20,000             0.3%



(1) Unless otherwise indicated, the business address of each of the individuals is c/o AAAC, 199 Pierce Street, Suite 202, Birmingham, Michigan, 48009.

(2) Beneficial ownership and percentage has been determined in accordance with Rule 13d-3 under the Securities
    Exchange Act of 1934.

(3) Does not include the following number of shares of common stock issuable upon exercise of warrants: 290,000 shares (which were purchased from the public market by William R. Herren Rudy Wilson and Chun Yi Hao)

PRICE RANGE OF SECURITIES

AAAC

The shares of AAAC common stock, warrants and units are currently traded on the Over-the-Counter Bulletin Board under the symbols "AAAC," "AAACW" and "AAACU," respectively. The closing price for each share of common stock, warrant and unit of AAAC on September 19 2007, was $7.55, $2.05 and $9.50, respectively. AAAC units commenced public trading on April 19, 2006 and common stock and warrants commenced public trading on June 12, 2006.The table below sets forth, for the calendar quarters indicated, the high and low closing prices of the AAAC common stock, warrants and units as reported on the Over-the-Counter Bulletin Board. The over-the-counter market quotations reported below reflect inter-dealer prices, without markup, markdown or commissions and may not represent actual transactions.

Over-the-Counter Bulletin Board

                     AAAC                  AAAC               AAAC
                     Common Stock          Warrants           Units
                     ----------------      --------------     ---------------
                     High     Low          High     Low       High      Low
2006 Second Quarter  $8.65    $7.00        $1.50    $1.35     $10.16    $8.35

2006 Third Quarter   $7.17    $7.00        $2.05    $1.56     $ 9.22    $8.56

2006 Fourth Quarter  $8.08    $7.21        $2.14    $1.35     $10.22    $8.56

2007 First Quarter   $8.40    $7.50        $2.16    $1.82     $10.56    $9.32

2007 Second Quarter  $7.74    $7.42        $2.40    $1.97     $ 9.96    $9.38

2007 Third Quarter   $8.15    $7.40        $2.95    $1.76     $10.70    $9.15
(through September
19, 2007)


Holders of AAAC common stock, warrants and units should obtain current market quotations for their securities. The market price of AAAC common stock, warrants and units could vary at any time before comsummation of the Equity Acquisition.

In connection with the stock acquisition, AAAC has applied for the quotation of the combined company's common stock, warrants and units on the Nasdaq Global Market under the symbol "____," "_____" and "_______," respectively.
If the securities are not listed on the Nasdaq, they will continue to be traded on the over-the-counter bulletin board.

HOLDERS

As of August 24, 2007, there was 145 holders of record of the units, 124 holders of record of the common stock and 36 holders of record of the warrants. AAAC believes the beneficial holders of the units, common stock and warrants to be in excess of 400 persons each. It is anticipated that the number of holders of TI common stock after the Redomestication will be the same as the number of holders of AAAC common stock.

DIVIDENDS

AAAC has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of a business combination.

The payment of dividends by TI in the future will be contingent upon revenues and earnings, if any, capital requirements and the general financial condition of TI subsequent to completion of the business combination.
The payment of any dividends subsequent to the business combination will be within the discretion of the then board of directors. It is the present intention of the board of directors to retain all earnings, if any, for use in the business operations and, accordingly, the board does not anticipate declaring any dividends in the foreseeable future.

SHARES ELIGIBLE FOR FUTURE SALE

After the Redomestication and consummation of the Equity Acquisition of Hunan Hunan Tongxin, there will be 6,380,250 shares of common stock outstanding. Of that amount, 5,031,250 shares will be registered and freely tradable without securities law restriction and 1,349,000 shares being held in escrow until April 19, 2008. Additionally, any of such shares held by "affiliates," as that term is defined in Rule 144 under the Securities Act, which generally includes officers, directors or 10% stockholders will also be restricted from public sale as "restricted stock." In addition, there are outstanding 5,031,250 warrants issued in the initial public offering, each to purchase one share of common stock that will be freely tradable after the Redomestication. The common stock issuable upon exercise of the warrants will be tradable, provided that there is no stipulation to the registration statement. In addition, in connection with the initial public offering, we issued a unit purchase option to the representative of the underwriters which is exercisable for 350,000 units, comprised of 350,000 shares of common stock and 350,000 warrants, each warrant to purchase one share of common stock. Such securities underlying the representative's unit purchase option and underlying securities have registration rights and may be sold pursuant to Rule 144. Therefore, there are an aggregate of 700,000 shares of common stock that may be issued in the future upon exercise of outstanding warrants and options.

In general, under Rule 144, a person who has owned restricted shares of common stock beneficially for at least one year is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of the then average preceding four weekly trading volume or 1% of the total number of outstanding shares of common stock. Sales under Rule 144 are also subject to manner of sale provisions, notice requirements and the availability of current public information about the company. A person who has not been one of our affiliates for at least the three months immediately preceding the sale and who has beneficially owned shares of common stock for at least two years is entitled to sell the shares under Rule 144 without regard to the limitations described above.

Before the Redomestication there was no market for the securities of Tongxin International, and no prediction can be made about the effect that market sales of the common stock of Tongxin International or the availability for sale of the common stock of Tongxin International will have on the market price of the common stock. It is anticipated that the market should be similar to that of AAAC because the Redomestication will largely be substituting one security for another on as equal terms as is possible. Nevertheless, sales of substantial amounts of our common stock in the public market could adversely affect the market price for our securities and could impair our future ability to raise capital through the sale of common stock or securities linked to the common stock.

DESCRIPTION OF THE COMBINED COMPANY'S
SECURITIES FOLLOWING THE Equity Acquisition

The following description of the material terms of the capital stock and warrants of Tongxin International following the Equity Acquisition includes a summary of specified provisions of the Memorandum of Association and Articles of Association of Tongxin International that will be in effect upon completion of the Equity Acquisition and the merger.
This description is subject to the relevant provisions of the Corporation Law of British Virgin Islands and is qualified by reference to Tongxin International's Memorandum of Association and Articles of Association, copies of which are attached to this proxy statement and are incorporated in this proxy statement by reference.

GENERAL

Tongxin International has no authorized share capital, but it will be authorized to issue 40,000,000 shares of all classes of capital stock, of which 39,000,000 will be ordinary shares of $.001 par value and 1,000,000 will be preference shares of $.001 par value. The capital of Tongxin International will be stated in United States dollars.

ORDINARY SHARES

The holders of the combined company's ordinary shares are entitled to one vote for each share on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Subject to the preferences and rights, if any, applicable to the shares of preference stock, the holders of the ordinary shares are entitled to receive dividends if and when declared by the board of directors. Subject to the prior rights of the holders, if any, of the preference shares, the holders of the ordinary shares are entitled to share ratably in any distribution of the assets of the combined company upon liquidation,dissolution or winding-up, after satisfaction of all debts and other liabilities.

PREFERENCE STOCK

Shares of preference stock may be issued from time to time in one or more series and the board of directors of Hunan Tongxin International, without approval of the stockholders, is authorized to designate series of preference stock and to fix the rights, privileges, restrictions and conditions to be attached to each such series of shares of preference stock. The issuance of shares of preference stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of holders of the combined company's shares of common stock.

As of the date of this proxy statement, there are no outstanding shares of preference stock of any series.

ANTI-TAKEOVER EFFECT OF UNISSUED SHARES OF CAPITAL STOCK

Common Stock. After the Equity Acquisition and Redomestication merger, Tongxin International will have outstanding approximately 6,380,250 shares of common stock, assuming that none of the public stockholders elects to exercise the conversion rights. The remaining shares of authorized and unissued common stock will be available for future issuance without additional stockholder approval. While the additional shares are not designed to deter or prevent a change of control, under some circumstances the combined company could use the additional shares to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control by, for example, issuing those shares in private placements to purchasers who might side with the combined company's board of directors in opposing a hostile takeover bid.

Preference Stock. The memorandum and articles will grant the board of directors the authority, without any further vote or action by the combined company's stockholders, to issue preference stock in one or more series and to fix the number of shares constituting any such series and the preferences, limitations and relative rights, including dividend rights, dividend rate, voting rights, terms of redemption, redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series. The existence of authorized but unissued preference stock could reduce the combined company's attractiveness as a target for an unsolicited takeover bid since the combined company could, for example, issue shares of preference stock to parties who might oppose such a takeover bid or shares that contain terms the potential acquirer may find unattractive. This may have the effect of delaying or preventing a change in control, may discourage bids for the common stock at a premium over the market price of the common stock, and may adversely affect the market price of, and the voting and other rights of the holders of, common stock.

WARRANTS

As of December 31, 2006, there were warrants outstanding to purchase 5,031,250 shares of Common Stock. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

The warrants will expire at 5:00 p.m., New York City time on April 19, 2011. AAAC may call the warrants for redemption.

* become exercisable;

* each warrant holder; and equals or exceeds $10.00 per share, for any 20 trading days within

* a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The warrants have been issued in registered form under a warrant agreement between Continental Stock Transfer & Trust
Company, as warrant agent, and AAAC.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, recapitalization, reorganization, Equity Acquisition or consolidation of the company. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside. No fractional shares will be issued upon exercise of the warrants. However, if a warrant holder exercises all warrants then owned of record by him, AAAC will pay to the warrant holder, in lieu of the issuance of any fractional share which is otherwise issuable to the warrant holder, an amount for such fractional share in cash based on the market value of the common stock on the last trading day prior to the exercise date.

PURCHASE OPTION

AAAC has issued to the representative of the underwriters of its initial public offering an option to purchase up to a total of 350,000 units at a per-unit price of $12.00, commencing on the later of the consummation of the Equity Acquisition or April 19, 2007. The option expires on April 19, 2011. The units issuable upon exercise of this option are the same as the publicly traded units, consisting of one share of common stock and one warrants, except that the warrants are exercisable at $6.65. The option contains demand and piggy-back registration rights for period of five and seven years, respectively, and the combined company will bear the expenses of the registration of the securities for the holders of the option. The exercise price and number of units are subject to adjustment in certain circumstances, including a stock dividend, recapitalization reorganization, merger or consolidation.

REGISTRATION RIGHTS AGREEMENT

AAAC has entered into a registration rights agreement providing for the registration of the shares of common stock issued prior to the initial public offering and the shares included in the Equity Acquisition option.
The warrants, to be exercisable, must also continue to have the common stock underlying the warrants registered on an effective registration statement.

TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for the shares of AAAC common stock, warrants and units is Continental Stock
Transfer and Trust, 212 Broad  Street, New York, NY 10019.

STOCKHOLDER PROPOSALS

If the Equity Acquisition is not consummated, the AAAC 2007 annual meeting of stockholders will be held on or about ____________, 2007 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the AAAC 2007 annual meeting, you need to provide it to us by no later than ____________, 2007. You should direct any proposals to our secretary, Mr.David J. Brophy, at AAAC's principal office at 199 Pierce Street, Suite 202, Birmingham, Michigan 48009. If you wantto present a matter of business to be considered at the AAAC 2007 annual meeting, under AAAC by-laws you must give timely notice of the matter, in writing, to our secretary. To be timely, the notice has to be given by ________________.

LEGAL MATTERS

King & Wood, counsel to Hunan Tongxin has opined as to the validity of the Equity Acquisition Agreement. Reference to their opinion has been included in this joint proxy statement and given upon their authority as experts in the law of the PRC.
A copy of its opinion is filed as an exhibit to this proxy statement.

EXPERTS

The financial statements of Hunan Tongxin for the years ended December 31, 2004, 2005 and 2006 included in this proxy statement have been audited by LehmanBrown PC, an independent registered public accounting firm, to the extent and for the periods set forth in their report appearing elsewhere in this proxy statement and are included in reliance upon the authority of LehmanBrown PC as experts in auditing and accounting.


The financial statements of AAAC at December 31, 2006 and for the period from June 20, 2005 (inception) to December 31, 2006, included in this proxy statement and have been audited by Rothstein & Kass PC, an independent registered public accounting firm, to the extent set forth in their report appearing elsewhere in this proxy statement and are included herein in reliance upon the authority of Rothstein & Kass PC as experts in accounting and auditing.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, AAAC and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of AAAC's annual report to stockholders and AAAC proxy statement. Upon written or oral request, AAAC will deliver a separate copy of the annual report to stockholder and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that AAAC deliver single copies of such documents in the future.
Stockholders may notify AAAC of their requests by calling or writing David J. Brophy at its principal executive offices located at 199 Pierce Street, Suite 202, Birmingham, 48009. In addition, AAAC will make available free of change through an Internet website its annual report, quarterly reports, 8-K reports and other SEC filings.

WHERE YOU CAN FIND MORE INFORMATION

AAAC files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by AAAC with the Securities and Exchange
Commission at the Securities and Exchange Commission public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the Public
Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W.,
Washington, D.C. 20549. You may also access information on AAAC at the Securities and Exchange
Commission web site at: http://www.sec.gov.

After the Equity Acquisition, if the securities of Hunan Tongxin International are listed on the NASDAQ Stock Market, unless you notify Tongxin International of your desire not to receive these reports, the combined company will furnish to you all periodic reports that it files with the Securities and Exchange Commission, including audited annual consolidated financial statements and unaudited quarterly consolidated financial statements, as well as proxy statements and related materials for annual and special meetings of stockholders.

Information and statements contained in this proxy statement or any annex to this proxy statement incorporated by reference in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement or incorporated in this proxy statement by reference.

All information contained in this proxy statement or incorporated in this proxy statement by reference relating to AAAC has been supplied by AAAC, and all such information relating to the Hunan Hunan Tongxin Enterprise Co. Ltd.
has been supplied by Hunan Hunan Tongxin Enterprise Co ltd.Information provided by either of us does not constitute any representation, estimate or projection of the other.


If you would like additional copies of this proxy statement, or if you have questions about the Equity Acquisition, you should contact:

David J. Brophy
C/o Asia Automotive Acquisition Corporation
199 Pierce Street, Suite 202
Birmingham, MI 48009
248 593 8330

PROXY
ASIA AUTOMOTIVE ACQUISITION CORPORATION
199 Pierce Street, Suite 202
Birmingham, Michigan 48009
SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ASIA AUTOMOTIVE ACQUISITION CORPORATION

The undersigned appoints William R. Herren, Rudy Wilson, and each of them, with full power to act without the others, as proxies, each with the power to appoint a substitute, for the undersigned in connection with the Special Meeting of Stockholders (the "Special Meeting") of Asia Automotive Acquisition Corporation ("AAAC") to be held on_________, 2007, or any postponement or adjournment thereof. The undersigned hereby authorizes each of such proxies to represent the undersigned at the Special Meeting and to vote, as designated on the reverse side, all shares of AAAC common stock (including any shares which are part of units each consisting of one share of common stock and one warrant) which are held of record by the undersigned on the record date for the Special Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF THIS
PROXY IS SIGNED AND RETURNED BUT NO DIRECTIONS ARE GIVEN ON THE REVERSE SIDE AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS NUMBERED 1, and 2 ON THE REVERSE SIDE. THE AAAC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF SUCH PROPOSALS.

(Continued and to be signed on reverse side)

===========================================================================

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTIONS ARE
GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS NUMBERED 1, AND 2 BELOW. THE BOARD OF DIRECTORS OF ASIA AUTOMOTIVE ACQUISITION CORPORATION ("AAAC") UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF SUCH PROPOSALS.

1. To approve the acquisition by AAAC of         FOR   AGAINST   ABSTAIN
   Hunan Hunan Tongxin Enterprise Co. Ltd.             [  ]  [  ]      [  ]
   ("Hunan Tongxin") substantially on the terms set forth in the Equity Acquisition Agreement dated July 24, 2007, by and among Hunan Tongxin, the stockholders of Hunan Tongxin, and AAAC, and the other transactions contemplated by the Equity Acquisition
   Agreement.

If you voted "AGAINST" Proposal Number 1         I HEREBY
and you hold shares of AAAC common stock         EXERCISE MY
(including shares which are part of units)       CONVERSION
issued in AAAC's initial public offering,        RIGHTS
you may exercise your conversion rights and      [  ]
demand that AAAC convert your shares of
common stock into a pro rata portion of the trust account (net of accrued taxes) by marking the "I Hereby Exercise My
Conversion Rights" box to the right. If you exercise your conversion rights, then you will be exchanging your shares of AAAC common stock for cash and will no longer own your shares. You will only be entitled to receive cash for your shares if the acquisition is completed and you comply with the stock certificate delivery requirements described in the proxy statement. Failure to (a) vote against Proposal Number 1, (b) check the "I Hereby
Exercise My Conversion Rights" box to the right and (c) submit this proxy to AAAC prior to the Special Meeting will result in the loss of your conversion rights.

2. To approve the merger of AAAC with and         FOR    AGAINST   ABSTAIN
   into a wholly owned subsidiary formed          [ ]    [ ]       [ ]
   under the laws of British Virgin Islands with the name Tongxin International, Ltd.
   ("TI") for the purposes of redomestication of the company to the British Virgin
   Islands (the "Redomestication") and
   acquiring Hunan Tongxin


Signature                Signature               Date


Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If the stockholder is a corporation, please sign in the full name of such corporation by an authorized officer. If the stockholder is a partnership or limited liability company, please sign in the full name of such entity by an authorized person.

ASIA AUTOMOTIVE ACQUSITION CORPORATION
(A corporation in the development stage)


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                                                      Page
                                                      ------
Consolidated Financial Statements                     FI-1
Report of Independent Registered Public Accounting
Firm                                                  FI-2
Balance Sheets                                        FI-3
Statements of Operations                              FI-4
Statements of Stockholders' Equity                    FI-5
Statements of Cash Flows                              FI-6
Notes to Financial Statements                         FI-8


FI-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Asia Automotive Acquisition Corporation

We have audited the accompanying balance sheet of Asia Automotive Acquisition Corporation (a corporation in the development stage) (the "Company") as of December 31, 2006 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2006, for the period from June 20, 2005 (date of inception) through December 31, 2005, and the period from June 20, 2005 (date of inception) through December 31, 2006.
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and the results of its operations and its cash flows for the year ended December 31, 2006, for the period from June 20, 2005 (date of inception) through December 31, 2005, and for the period from June 20, 2005 (date of inception) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Asia Automotive Acquisition Corporation will continue as a going concern. As discussed in Note 1 to the financial statements, Asia Automotive Acquisition Corporation will face a mandatory liquidation if a business combination is not consummated by October 18, 2007, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rothstein, Kass & Company, P.C.
Roseland, New Jersey
March 2, 2007

Asia Automotive Acquisition Corporation
(a corporation in the development stage)
BALANCE SHEET

                                                    December 31,2006
-----------------------------------------           ----------------
ASSETS

Current assets

Cash and cash equivalents                           $   384,162

Other assets                                             -0-

Cash held in trust account                           38,726,883
                                                    ________________
Total assets                                        $39,111,045
                                                    ________________
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                      -0-

Accrued expenses                                    $   111,750

Accrued taxes payable                                   458,109

Warrant liability                                    11,166,563

Deferred underwriter's fee                              966,121
                                                     _______________
Total current liabilities                            12,702,543
                                                     _______________
Common stock, subject to possible
redemption, 1,005,746 shares at
redemption value plus interest income
of $170,070 (net of taxes)                            7,649,928

STOCKHOLDERS' EQUITY
Preferred stock, $.001 par value,
authorized 1,000,000 shares; none
issued and outstanding

Common stock, $.001 par value,
authorized 39,000,000 shares; issued
and outstanding 6,380,250 shares (of
which 1,005,746 shares subject to
possible redemption)                                      6,380

Additional paid-in capital                           22,327,433


 accumulated during the
development stage                                    (3,575,239)
                                                     _______________
Total stockholders' equity                           18,758,574

Total liabilities and stockholders' equity          $39,111,045
                                                     _______________

See accompanying notes to financial statements.


FI-2


Asia Automotive Acquisition Corporation
(a corporation in the development stage)
STATEMENTS OF OPERATIONS

                             Year ended       June 20, 2005      June 20, 2005
                             December         (inception) to     (inception) to
                             31, 2006         December           December 31,
                                              31,2005            2006
                             -----------      --------------     --------------
Interest income              $ 1,308,883      $-0-                $ 1,308,883

Unrealized loss on
warrant liability             (3,783,750)      -0-                 (3,783,750)

Formation and
operating costs                 (636,637)       (5,626)              (642,263)
                              ___________       ____________      ______________
Loss before taxes             (3,111,504)       (5,626)            (3,117,130)

Income taxes                    (458,109)      -0-                   (458,109)

Net loss                     $(3,569,613)      $(5,626)           $(3,575,239)

Interest income
attributable to
common stock subject
to possible
conversion (net
of taxes)                        170,070                              170,070
                              ___________                         _____________
Net loss
allocable to
common stockholders
not subject to
possible conversion
(net of taxes)                $(3,739,683)      $(5,626)           $(3,745,309)
                              ___________       ___________       _____________
Weighted average
shares outstanding
(basic and diluted)             4,901,284        1,349,000           3,662,115
                              ___________       ___________       _____________
Net loss per
common share
(basic and diluted)           $ (.73)           $-0-               $ (.98)


See accompanying notes to financial statements.


FI-3

Asia Automotive Acquisition Corporation
(a corporation in the development stage)
STATEMENT OF STOCKHOLDERS' EQUITY

                         Common Stock         Additional    Deficit       Total
                                              paid in       accumulated
                         Shares     Amount    capital       during
                                                            development
                                                            stage
                         --------   -------   ----------    -----------   ---------
Balances at June 20,
2005(date of inception)  $ -0-      $ -0-     $ -0-         $ -0-         $ -0-

Issuance of common
stock to                 1,349,000  1,349     23,651                      25,000
existing shareholders

Net loss                                                    (5,626)       (5,626)

Balances at December
31, 2005                 1,349,000  1,349     23,651        (5,626)       19,374
                         _________  _______   ________      ________      ________

Sale of 5,031,250 units
on April 18,             5,031,250  5,031     37,166,353                  37,171,384

2006 at a price of
$8.00 per unit, net of

underwriter's discount
and offering

expenses (including
1,005,746 shares

subject to possible
redemption)

Sale of option on April
18, 2006 at a                                   100                        100

price of $100 for
350,000 units

Proceeds subject to
possible                                      (7,479,858)                (7,479,858)

conversion of shares,
1,005,746 shares

Warrant liability                             (7,382,813)                (7,382,813)

Net loss                                                    (3,569,613)  (3,569,613)
                     _________________________________________________________________
Balances at December
31, 2006                 6,380,250   $6,380   $22,327,433  $(3,575,239)  $18,758,574
                     _________________________________________________________________

See accompanying notes to financial statements.


FI-4


Asia Automotive Acquisition Corporation
(a corporation in the development stage)
STATEMENTS OF CASH FLOWS

                           Year ended        June 20,2005          June 20,2005
                           December 31,      (Date of              (Date of
                           2006              inception) to         inception) to
                                             December31,2005       December31,2006
                           -------------     -------------------   -------------------
Cash flows from operating
activities:

Net loss                   $(3,569,613)      $ (5,626)             $(3,575,239)

Adjustments to
reconcile net loss to
net cash provided by
(used in) operating
activities:

Loss from
warrant liability           3,783,750          -0-                   3,783,750

Income taxes payable          458,109          -0-                     458,109

Accrued expenses              111,750          -0-                     111,750

Net cash provided by
(used in) operating
activities                    783,996           (5,626)                778,370
                           _________________________________________________________
Net cash used in
investing
activities:

Cash held
in trust account          (38,726,883)         -0-                  (38,726,883)

Cash flows from
financing
activities:

Proceeds from
note payable                   20,250           25,000                   45,250

Proceeds from
issuance of
common stock to
existing stockholders                           25,000                   25,000

Proceeds from
sale of option to
to underwriter                    100           -0-                         100

Gross proceeds
of public offering         40,250,000           -0-                  40,250,000

Repayment of
notes payable to
stockholders                  (45,250)          -0-                     (45,250)

Payments of
deferred offering
costs                      (1,912,794)         (29,631)              (1,942,425)

Net cash provided          _________________________________________________________
by financing activities    38,312,306           20,369               38,332,675
                           _________________________________________________________
Net increase in
cash and cash
equivalents                   369,419           14,743                  -0-

Cash and cash
equivalents,
beginning of
period                         14,743           -0-                     -0-

Cash and cash
equivalents, end
of period                   $ 384,162          $14,743                $ 384,162
                           _________________________________________________________
Supplemental
disclosure of
non-cash financing
activity:

Deferred
underwriter's fees          $1,207,500         $-0-                   $1,207,500

Accrued offering costs      $-0-               $235,369               $ -0-


See accompanying notes to financial statements.


FI-5

Asia Automotive Acquisition Corporation
(a corporation in the development stage)

Notes to Financial Statements
1. ORGANIZATION AND BUSINESS OPERATIONS
Asia Automotive Acquisition Corporation (the
"Company") was incorporated in Delaware on June 20, 2005 as a blank check company formed to acquire, through merger, capital stock exchange, asset acquisition or other similar business combination, a business in the automotive supplier industry. The Company has neither engaged in any operations nor generated revenues to date.
The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has elected
December 31st as its fiscal year end.

The registration statement for the Company's initial public offering (the "Public Offering") was declared effective on April 11, 2006. The Company consummated the Public Offering on April 18, 2006 and received net proceeds of approximately $ 37,171,000. The
Company's management has broad discretion with respect to the specific application of the net proceeds of the Public Offering (the "Offering") (as described in Note 3), although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with a target company.
As used herein, a "target business" shall include an operating business in the security industry and a "business combination" shall mean the acquisition by the Company of a target business.

Of the proceeds of the Offering, $37,418,000 (plus interest income) is being held in a trust account ("Trust Account") and invested until the earlier of (i) the consummation of the first business combination or (ii) the distribution of the Trust Account as described below.
The amount in the Trust Account include $ 1,207,500 of contingent underwriting compensation, which will be paid to the underwriters if a business combination is consummated, but which will be forfeited in part if public stockholders elect to have their shares redeemed for cash if a business combination is not consummated. Deferred underwriter's fee is reflected on the balance sheet at $966,121, an additional $241,379 is included in common stock, subject to possible conversion, for a total of $1,207,500. The remaining proceeds may be used to pay for business,legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that public stockholders owning a majority of the outstanding stock sold in the Offerings vote against the business combination and elect to have the Company redeem their shares for cash, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 1,349,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company with respect to any business combination and to vote any shares they acquire in the aftermarket in favor of the business combination. After consummation of the Company's first business combination, all of these voting safeguards will no longer be applicable.

With respect to the first business combination which is approved and consummated, any holder of shares sold in the Public Offering, other than the Initial
Stockholders and their nominees (the "Public
Stockholders") who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal $ 7.44 per share plus interest earned thereon in the Trust Account.
Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares sold in this offering and the private placement may seek redemption of their shares in the event of a business combination.

The Company's Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within 18 months from the date of consummation of the Public
Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied. The Initial Stockholders have waived their right to liquidation distributions with respect to the shares of common stock included in such units.
Accordingly, in the event of such liquidation, the amount in the Trust Account will be distributed to the holders of the shares sold in the Public Offering.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Common stock:

On January 23, 2006, the Company effected a stock split in the form of a dividend of .233 shares of common stock for each outstanding share of common stock. All references in the accompanying financial statements to the number of shares of common stock and loss per share have been retroactively restated to reflect these transactions.

Warrant liability

The Company has outstanding warrants, which provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company's ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19 "Accounting for Derivative
Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock" ("EITF No. 00-19"), registration of the common stock underlying the Company's warrants is not within the Company's control. As a result, the company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company's statement of operations. The potential settlement obligation related to the warrants will continue to be reported as a liability until such time that the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability is determined using the trading value of the warrants.

Loss per common share:

Loss per common share is based on the weighted average number of common shares outstanding. The Company complies with SFAS No. 128, "Earnings Per Share." SFAS
No. 128 requires dual presentation of basic and diluted income per share for all periods presented. Basic loss per share excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted loss per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then share in the income of the Company.

Since the effects of the outstanding warrants are anti-dilutive, it has been excluded from the computation of loss per common share.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of contingent assets and contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income tax:

The Company complies with the Financial Accounting
Standards Board ("FASB") SFAS 109, "Accounting for Income
Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.
Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.
Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Cash and cash equivalents:

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Recently issued accounting standards:

On July 13, 2006, FASB released FASB
Interpretation No. 48 Accounting for Uncertainty in
Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN
48 requires the evaluation of tax positions taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions nor deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, the Statement of Financial Accounting Standard No. 157, Fair Value
Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15,2007. SFAS
157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Company's financial statements and their disclosures and its impact has not yet been determined.

3. THE OFFERING

On April 18, 2006, the Company sold 5,031,250 units (including the underwriters full exercise of an over allotment option with respect to 656,250 units) to the public at a price of $8.00 per unit. Each unit consists of one share of the Company's common stock, $0.001 par value, and one redeemable common stock purchase warrant ("warrant"). Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination with a target business or April 10, 2007 and expiring April 11, 2012.
The warrants are redeemable at a price of $.01 per warrant upon 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $10.00 per share for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption.

4. INCOME TAXES

Income tax expense for the twelve months ended
December 31, 2006 was approximately $458,000. The expense is for current federal income taxes. The effective income tax rate was (15%) which differs from the statutory rate of 34% principally due to a permanent difference due to the unrealized loss on the warrant liability.


5. COMMITMENTS AND RELATED PARTY TRANSACTIONS

The Company presently occupies office space provided by Asia Development Capital LLC ("ADC"), an affiliate and stockholder of the Company. ADC has agreed that, until the Company consummates a business combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate
$7,500 per month for such services commencing on the effective date of the Offering, April 18, 2006.

The Company has engaged Rodman & Renshaw, the representative of the underwriters, on a non-exclusive basis, as the Company's agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the SEC, the Company has agreed to pay the representative for bona fide services rendered a commission equal to 2.5% of the exercise price for each warrant exercised more than one year after the date of the prospectus if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative's services may also include disseminating information, either orally or in writing, to warrant holders about the Company or the market for our securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the representative upon the exercise of the warrants if:

* the market price of the underlying shares of common stock is lower than the exercise price;
* the holder of the warrants has not confirmed in writing that the underwriters solicited the exercise;
* the warrants are held in a discretionary account;
* the warrants are exercised in an unsolicited transaction; or
* the arrangement to pay the commission is not disclosed in the prospectus provided to warrant holders at the time of exercise.

The Company has sold to Rodman & Renshaw, LLC (the
"Representative" of the underwriters), for $100, as additional compensation, an option to purchase up to a total of 350,000 units at a per-unit price of $10.00.
The units issuable upon exercise of this option are also identical to those offered by the Offering except that the warrants included in the option have an exercise price of $6.65 (133% of the exercise price of the warrants included in the units sold in the offering.) The
Company will pay the underwriters in the Offering an underwriting discount of 7% of the gross proceeds of this Offering (of which 3% is deferred until the consummation of a business combination).

The sale of the option will be accounted for as an equity transaction. Accordingly, there will be no net impact on the Company's financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale would be approximately $3.10 per unit, or $1,086,001 total, using an expected life of five years, volatility of 45.47% and a risk-free interest rate of 4.39%.

The volatility calculation of 45.47% is based on the 365-day average volatility of a representative sample of ten (10) companies with market capitalizations under $500 million that management believes to be engaged in the business of auto component parts (the "Sample
Companies"). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the 365-day average volatility of the Sample Companies because management believes that the average volatility of such companies is a reasonable benchmark to use in estimating the expected volatility of the Company's common stock post-business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business combination within the prescribed time period and liquidates, the option would become worthless.

5. COMMITMENTS AND RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to letter agreements with the Company and the Representative, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company's liquidation.

Certain of the Company's officers, directors, or their designees have agreed with the Representative that upon consummation of the Offering and during the 45 trading day period commencing on the later of the date that the securities comprising the units begin separate trading or 60 days following the consummation of the Offering, that they will purchase up to 320,000 warrants in the public marketplace at prices not to exceed $1.40 per Warrant. As of December 31, 2006, William R. Herren,
Mr. Rudy Wilson, Chun Hao and Asia Development Capital held 290,000 warrants to purchase the Company's securities.

The Initial Stockholders will be entitled to registration rights with respect to their founding shares pursuant to an agreement to be signed prior to or on the effective date of the Offering. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time commencing three months prior to the third anniversary of the effective date of the Offering. In addition, the Initial Stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the third anniversary of the effective date of the Offering.

Rodman & Renshaw has entered into a letter agreement with us pursuant to which it agreed to purchase up to 125,000 warrants in the public marketplace at prices not to exceed $1.40 per warrant during the 45 trading day period commencing on the later of the date separate trading of the warrants has commenced or 60 days following the consummation of this offering.

Chardan Capital Markets has entered into a letter agreement with us pursuant to which it agreed to purchase up to 125,000 warrants in the public marketplace at prices not to exceed $1.40 per warrant during the 45 trading day period commencing on the later of the date separate trading of the warrants has commenced or 60 days following the consummation of this offering.

On February 8, 2006, five stockholders entered into five separate letter agreements with the representatives of the underwriters pursuant to which they agreed to purchase in aggregate up to $2,000,000 in warrants at prices not to exceed $1.40 per warrant during the 45 day trading period commencing on the later of the date separate trading of the Warrants has commenced or 60 calendar days following the consummation of the Offering.
These entities have agreed that any warrants purchased by them pursuant to this agreement will not be sold or transferred until after a completed business combination.
As of December 31, 2006, these five stockholders held
20,000 warrants to purchase the Company's securities.

6. PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

=============================================================

HUNAN TONGXIN ENTERPRISE CO., LTD.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                   Page
                                                   ------
Consolidated Financial Statements                  FII-1

Report of Independent Registered Public
Accounting Firm                                    FII-2

Consolidated Balance Sheets                        FII-3

Consolidated Statements of Income                  FII-4

Consolidated Statements of Stockholders'Equity     FII-5

Consolidated Statements of Cash Flows              FII-6

Notes to Consolidated Financial Statements         FII-8


FII-1

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Hunan Tongxin Enterprise Co., Ltd.
Changsha Hunan Province the People's Republic of china

We have audited the accompanying consolidated balance sheets of Hunan Tongxin Enterprise Co., Ltd. ("Tongxin") and its subsidiaries as of December 31, 2005 and 2006 and the consolidated statements of operations, change in stockholders' equity and cash flows for the years ended December 31, 2004, 2005 and 2006. These financial statements are the responsibility of Tongxin's management. Our responsibility is to express an opiniion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and diselosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Hunan Tongxin Enterprise Co., Ltd. and its subsidiaries as of December 31, 2005 and 2006 and the results of their operations and its cash flows for the years ended December 31, 2004, 2005 and 2006, in conformity with accounting principles generally accepted in the United States of America.


/s/ LehmanBrown Lu Hua CPA Firm
    Beijing, China

    July 31, 2007


FII-2

Hunan Hunan Tongxin Enterprise Co., Ltd.
CONSOLIDATED BALANCE SHEETS
(US Dollars,in thousand)

                                          December 31
                                       2005           2006
                                       ---------      -----------
ASSETS
Current Assets:

Cash and cash equivalents              $  1,190       $  3,582

Accounts and notes receivable
net of allowance for doubtful
accounts of $4,017 and $4,688
respectively                           $ 10,750       $ 16,616

Inventories                            $  7,507       $  8,771

Other receivables, net of allowance
of bad debt of $285 and #311,
respectively                           $  2,840       $  1,164

Other receivables due from related
parties                                $  5,316       $  8,240

Prepaid expenses                       $  1,485       $  2,599

Deferred tax assets                    $  1,415       $  1,644
                                      __________      __________
Total current assets                   $ 30,503       $ 42,616
                                      __________      __________
Investments in operating businesses         771            797

Property,plant and equipment,net of
accumulated depreciation of $5,738
and $8,034,respectively                  17,088         20,183

Land occupancy rights                     1,836          1,859
                                      __________      __________
Total assets                             50,198         65,455
                                      __________      __________
Liabilities and Shareholders' Equity

Current Liabilities

Accounts payable                       $  8,152       $ 10,338

Accrued expenses and other liabilities $  7,614       $  7,640

Provision for product warranty         $     26       $     54

Taxes payable                          $    949       $  4,804

Dividend payable                       $   -0-        $  5,040

Short-term loans                       $ 17,055       $ 15,140

Short-term loans from shareholders     $    673       $  5,179
                                      __________      __________
Total current liabilities              $ 34,469       $ 48,195
                                      __________      __________

Long-term liabilities

Long-term loans                        $   -0-        $  3,970

Long-term payables                     $      5       $     13
                                      __________      __________
Total liabilities                      $ 34,474       $ 52,178
                                      __________      __________

Shareholders' equity

Paid in capital (quthorized,
72,521,705 common shares, US$0.12
par value per share, issued and
outstanding 72,521,705 common shares   $  8,762       $  8,762

Reserve funds                          $  1,692       $  1,859

Other comprehensive income             $    407       $    873

Retained earnings                      $  4,863       $  1,783

Total shareholders' equity             $ 15,724       $ 13,277
                                      __________      _________
Total liabilities and shareholder's
equity                                 $ 50,198       $ 65,455


See accompanying notes to financial statements.


Hunan Tongxin Enterprise Co., Ltd.
CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
(US Dollars, in thousand)

                                     Years Ended December 31,
                                  2004         2005         2006
                                 ---------    ----------   -----------
Revenues:

Sales revenues (net)             $45,364      $57,098      $64,697

Sales of goods to related party    1,118        1,713        1,908

Cost of good sold                (30,671)     (40,167)     (42,933)

Purchases of good from related
party                             (7,450)      (9,030)      (4,808)
                                 _________    ___________  ___________
Gross profit                       8,361        9,614       18,864
                                 _________    ___________  ___________

Operating expenses:

Selling, general and
administrative expenses           (7,724)      (7,253)      (8,515)

Income from operation                637        2,361       10,349

Interest expense                  (1,083)      (1,082)      (1,707)

Equity in ernings(loss)of
associated company                   (71)         -0-          -0-
                                  _________    __________   __________
Income (loss) before income
taxes                               (517)        1,279        8,642

Income taxes                        (424)         (527)      (2,939)
                                  _________    __________   __________
Net income (loss)                   (941)          752        5,703
                                  _________    __________   __________

Net income (loss) per
common share                       (0.0222)       0.0110      0.0786

Net income (loss) per
common share-diluted               (0.0222)       0.0110      0.0786

Weighted average shares
outstanding                        42,743,400    68,493,335  72,521,705

Weighted average shares
outstanding-diluted                42,743,400    68,493,335  72,521,705


See accompanying notes to financial statement


Hunan Hunan Tongxin Enterprise Co., Ltd.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER31,2004,2005 AND 2006
(In US Dollars, in thousands, except for share data)

                 Common     Par    Reserve  Retained   Other         Total
                 Stock                                 Comprehensive
                 Shares     Value  Funds    Earnings   Income (Loss)
                 ---------- -----  -------  --------   ------------- -------
Balance at
Jan. 1, 2004     42,743,400 $5,146 $1,169   $7,729    $ -0-          $14,062

Net loss         -0-          -0-    -0-      (941)     -0-             (941)

Appropriation    -0-          -0-     282     (282)     -0-            -0-

Dividends
declared         -0-          -0-    -0-      (395)     -0-             (395)
                 __________ _____  ________ ________   _____________  ______
Balances at
Dec. 31, 2004    42,743,400 $5,164 $1,451   $6,111      -0-          $12,726

Cash
contribution
from
shareholders     29,778,305 $3,598   -0-       -0-      -0-            3,598

Net income       -0-          -0-    -0-       752      -0-              752

Appropriation    -0-          -0-     241     (241)     -0-             -0-

Dividends
declared         -0-          -0-      -0-  (1,759)     -0-           (1,759)

Translation
adjustments      -0-          -0-      -0-     -0-          407          407
                 __________ _____  ________  _________  ____________  _______
Balances at
Dec.31,2005      72,521,705 $8,762 $1,692   $4,863          407      $15,724

Net income       -0-          -0-      -0-   5,703      -0-            5,703

Appropriation    -0-          -0-     167     (167)     -0-            -0-

Dividends
declared         -0-          -0-      -0-  (8,616)     -0-           (8,616)

Translation
adjustments      -0-          -0-      -0-      -0-         466          466
                 __________ _____  ________  _________  ____________  ________
Balance at
Dec. 31, 2006    72,521,705 $8,762 $1,859    $1,783         873      $13,277


The accompanying notes are an integral part of these consolidated financial statements.

Hunan Hunan Tongxin Enterprise Co., Ltd.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR YEARS ENDED DECEMBER 31,2004,2005 AND 2006
(In US Dollars, in thousands)

                                      Years Ended December 31,
                                   2004        2005        2006
                                 ---------   -----------  ---------
Cash flows from operating
activities:

Net income (loss)                   (941)         752       5,703

Adjustments to reconcile net
income(loss) to net cash
provided by (used in)
operating activities:

Bad debt expense                     443         (306)        545

Depreciation and amortization      1,305        1,757       2,182

Amortization expense                  12           35          38

Changes in
Decrease in tax payable             (144)        -0-         -0-

Decrease in inventories             (188)      (3,307)     (1,264)

Decrease in trade
accounts receivable               (2,598)      (3,467)     (8,042)

Decrease/increase of
prepaid expenses                     180       (1,341)     (1,114)

Increase in accounts payable       3,527        4,529       5,728

Increase/decrease of accrued
expenses                             535         (596)        361
                                  _________   ___________  _________
Net cash provided by
(used in) operating activities     2,131       (1,944)      4,137
                                  _________   ___________  _________

Cash flows from investing activities:

Purchase of property, plant
and equipment                     (6,535)      (4,558)     (5,271)
                                  _________   ___________  _________
Net cash used in investing
activities                        (6,535)      (4,558)     (5,271)
                                  _________   ___________  _________

Cash flows from financing activities:

Proceeds from capital
contributions                         -0-       3,598        -0-

Proceeds from loans                17,191      23,587       28,231

Dividends paid                       (395)     (1,759)      (3,576)

Cash repayments of amounts
borrowed                           (8,317)    (23,788)     (22,301)
                                  _________   ___________  _________
Net cash provided by financing
activities                          8,479       1,638        2,354
                                  _________   ___________  _________

Effect of foreign exchange
rate changes                           (1)        906        1,172

Net increase (decrease) in
cash and cash equivalents           4,074      (3,958)       2,392

Cash and cash equivalents at
beginning of year                   1,074       5,148        1,190
                                  _________   ___________  _________
Cash and cash equivalents at
end of year                         5,148       1,190        3,582
                                  _________   ___________  _________

Supplemental information:

Income taxes paid                     562         505          834

Interest paid                         891         848        1,716

Non-cash investing and
financing activities                  -0-         -0-         -0-
                                  _________   ___________  _________


The accompanying notes are an integral part of these consolidated financial statements.

Hunan Hunan Tongxin Enterprise Co., Ltd.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2004, 2005 AND 2006

NOTE 1 - BACKGROUND AND PRINCIPAL ACTIVITIES

Hunan Hunan Tongxin Enterprise Co., Ltd. ("Hunan Tongxin") was established on November 27, 1984 and originally known as Changsha Meihua Automobile Body Factory, a private domestic Chinese automotive supplier based in Changsha City, Hunan Province, the People's Republic of China ("PRC"). In November 2000, Hunan Tongxin completed its stock holding reorganization and changed its name.

Hunan Tongxin is engaged in designing, developing and manufacturing engineered vehicle body structures ("EVBS") for light, medium and heavy duty commercial vehicles in addition to designing, fabricating and testing progressive stamping dies used in the fabrication of EVBS. EVBS consists of complete cab structures and exterior body panels including doors, floor pans,hoods,side panels and fenders. These panels must meet specified dimensions for fit and finish before they are assembled together into a body structure and painted.

NOTE 2 - BASIS OF PRESENTATION

These consolidated financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America ("U.S. GAAP").

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(A) PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the financial statements of Hunan Tongxin, its subsidiaries and those entities that Hunan Tongxin has determined it has a direct or indirect controlling financial interests. All significant inter-company balances and transactions have been eliminated in consolidation. Investments in unconsolidated subsidiaries representing ownership of at least 20%, but less than 50%, are accounted for under the equity method. Nonmarketable investments in which Hunan Tongxin has less than 20% ownership and in which it does not have the ability to exercise significant influence over the investee are initially recorded at cost and periodically reviewed for impairment.

Hunan Tongxin evaluates its relationships with other entities to identify whether they are variable interest entities as defined by the Financial Accounting Standard Board Interpretation No. 46
(R),"Consolidation of Variable Interest Entities" and to assess whether it is the primary beneficiary of such entities. If the determination is made that Hunan Tongxin is the primary beneficiary, then that entity is included in the consolidated financial statements.

Hunan Tongxin owns 50% of the voting rights in Changsha Futianfengjing Bus Co., Ltd.. However,Hunan Tongxin has not been able to control Changsha Futianfengjing Bus Co., Ltd., given that important operational and financial policies have to be approved by shareholders with more than 50% of the voting rights (the only other equity owner owns the remaining 50% of the voting rights), Hunan Tongxin accounted for its investment in Changsha Futianfengjing Bus Co., Ltd. by the equity method.

Changsha Futianfengjing Bus Co., Ltd. owns 80% of the equity interest in Changsha Meihua Vehicle Manufacture Co., Ltd.through Tongxin. On December 25, 2003, Changsha Futianfengjing Bus Co., Ltd.authorized Tongxin, together with other equity holders of Changsha Meihua Vehicle Manufacture Co., Ltd., to enter into an agreement with an individual to handover all the assets used in production and operation of Changsha Meihua Vehicle Manufacture Co., Ltd.. Based on Changsha Futianfengjing Bus Co., Ltd.'s evaluation, it is not the primary beneficiary of Changsha Meihua Vehicle Manufacture Co., Ltd.. In addition,Changsha Futianfengjing Bus Co., Ltd. also has no significant influence over Changsha Meihua Vehicle Manufacture Co., Ltd. Accordingly, Changsha Futianfengjing
Bus Co., Ltd. recorded its investment in Changsha Meihua Vehicle Manufacture Co., Ltd. at cost and subject to periodical review for impairment. As disclosed in Note 20 to the financial statements, Changsha Futianfengjing Bus Co., Ltd. has disposed of its investment in Changsha Meihua Vehicle Manufacture Co., Ltd.at cost on July 4, 2007.

(B) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management of Hunan Tongxin to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C) REVENUE RECOGNITION

Hunan Tongxin recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. This typically occurs when the product is shipped.

Revenue from the sale of goods represents the invoiced value of goods, net of value added tax, sales returns and trade discounts.

(D) SHIPPING AND HANDLING COSTS

Costs incurred by Tongxin for shipping and handling are classified as cost of sales.

(E) CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand and demand deposits with banks. For purposes of the consolidated statements of cash flows, Hunan Tongxin considered all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. None of Hunan Tongxin's cash is restricted as to withdrawal. Cash deposits with banks are held in financial institutions in China, which has no federally insured deposit protection. Accordingly, Hunan Tongxin has a concentration of credit risk related to these uninsured deposits.

(F) TRADE ACCOUNTS RECEIVABLE AND THE ALLOWANCE FOR
    DOUBTFUL ACCOUNTS

The allowance for doubtful accounts is Hunan Tongxin's best estimate of the amount of probable credit losses in its existing accounts receivable. Hunan Tongxin's estimate is based on historical collection experience and a review of the current status of trade accounts receivable.

(G) INVENTORIES

Inventories consist of raw materials, work-in-progress and finished goods. Inventories are stated at the lower of cost or market value. Costs are calculated on the weighted average basis and are comprised of direct materials, direct labor and a relevant portion of all production overhead expenditures. Slow-moving inventories are periodically reviewed for impairment in value.

(H) PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation expense is calculated using the straight-line method over the estimated useful lives of the assets, taking into account the estimated residual value. The estimated useful lives are as follows:

*  Buildings                    20 years
*  Machinery                    10 years
*  Motor vehicles                5 years
*  Office and computer equipment 5 years

Maintenance and repairs are charged directly to expense as incurred, whereas betterment and renewals are generally capitalized in their respective property accounts. When an item is retired or otherwise disposed of, the cost and applicable accumulated depreciation are removed and the resulting gain or loss is recognized and reflected as an item before operating income (loss).

(I) CONSTRUCTION IN PROGRESS

Construction in progress represents factories under construction and machinery and equipment pending installation. All direct costs relating to the acquisition or construction of buildings machinery and equipment, including interest charges on borrowings, are capitalized as construction in progress. No depreciation is provided in respect of construction in progress.

Construction in progress is transferred to property, plant and equipment and depreciation commences when the asset has been substantially completed and ready for its intended use.

(J) LAND OCCUPANCY RIGHTS

Land occupancy rights are paid to the PRC land bureau and represent payments to the PRC for the right to use the land over the term of the land occupancy agreement. Land occupancy rights are carried at cost and amortized on a straight-line basis over the term of 46 and 50 years.

(K) INVESTMENTS IN INVESTEES

SUBSIDIARIES:

Subsidiaries are those in which Hunan Tongxin has a direct interest of more than 50% of the share capital.
Subsidiaries are consolidated from the date on which control is transferred to Hunan Tongxin and are no longer consolidated from the date that control ceases. The purchase method of accounting is used to account for the acquisition from third parties and the pooling of interests method is used to account for the acquisition of entities that were under common control. The cost of an acquisition is measured as the fair value of the assets given up, shares issued and liabilities undertaken at the date of acquisition plus costs directly attributable to the acquisition. The excess of the cost of acquisition over the fair value of the net assets of subsidiaries acquired is recorded as goodwill. The excess of fair value of the net assets over the cost of acquisition gives rise to negative goodwill, which reduces the value assigned to certain long-term assets. If all eligible assets are reduced to zero and an amount of negative goodwill still remains, the remaining unallocated negative goodwill is recognized as extraordinary gain.

ASSOCIATES:

Associates are entities over which Hunan Tongxin generally have between 20% and 50% of the voting rights, or over which Hunan Tongxin has significant influence, but which they do not control. Investments in associates are accounted for by the equity method of accounting. Under this method, Hunan Tongxin's share of the post-acquisition profits or losses of associates is recognized in the statement of operations and comprehensive income/(loss) and its share of post-acquisition movements in reserves is recognized in reserves. The cumulative post-acquisition movements are adjusted against the cost of the investment. Unrealized gains on transactions between Hunan Tongxin, its subsidiaries and its associates are eliminated to the extent of Hunan Tongxin's interest in the associates, unrealized losses are also eliminated unless the transaction provides evidence of and impairment of the asset transferred. Hunan Tongxin's investments in associates include goodwill on acquisition. When Hunan Tongxin's share of losses in an associate equals or exceeds their interest in the associate,further losses are not recognized, unless Hunan Tongxin has incurred obligations or made payments on behalf of the associates.

(L) IMPAIRMENT OF LONG-LIVED ASSETS

Whenever events or changes in circumstances indicate that its carrying amount may not be recoverable, Hunan Tongxin evaluates the recoverability of the net carrying value of its property, plant and equipment and its intangible assets by comparing the carrying values to the estimated future undiscounted cash flows. A deficiency in these cash flows relative to the carrying amounts is an indication of the need for a write-down due to impairment. The impairment write-down would be the difference between the carrying amounts and the fair value of these assets. A loss on impairment would be recognized by a charge to earnings.

(M) FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION

The Renminbi ("RMB"), the national currency of China, is the primary currency of the economic environment in which the operations of Hunan Tongxin are conducted. Hunan Tongxin uses the United States dollar for financial reporting purposes.

Hunan Tongxin translates assets and liabilities into United States dollars using the rate of exchange prevailing at the balance sheet date, and the consolidated statement of income is translated at average rates during the reporting period. Adjustments resulting from the translation of financial statements from RMB into U.S.dollars are recorded in shareholders' equity as part of accumulated comprehensive income (loss). Gains or losses resulting from transactions in currencies other than RMB are reflected in income for the reporting period.

(N) INCOME TAXES

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets are reduced by a valuation allowance to the extent Hunan Tongxin concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates, if any, is recognized in the statements of income in the financial year that includes the enactment date.

(O) VALUE ADDED TAX

Hunan Tongxin is subject to value added tax ("VAT") imposed by Chinese government on its domestic product sales. The output
VAT is charged to customers who purchase goods from Hunan Tongxin and the input VAT is paid when Hunan Tongxin purchases goods from its vendors. VAT rate is 17%, in general, depending on the types of product purchased and sold. The input VAT can be offset against the output VAT. VAT payable or receivable balance represents either the input VAT less than or larger than the output VAT. The debit balance represents a credit against future collection of output VAT instead of a receivable.

Pursuant to EITF 06-3 "How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement", Hunan Tongxin has elected to present revenue on net basis (net of VAT) within the statements of operations.

(P) WARRANTY

Hunan Tongxin provides warranties on its products, for terms of from three to twelve months. Warranty costs are estimated based on historical experience and are accrued.

(Q) RECENT ACCOUNTING PRONOUNCEMENTS

Hunan Tongxin does not expect the adoption of any recently issued accounting pronouncements to have a significant impact on their consolidated financial position, results of operations, or cash flows.

(R) EARNINGS PER SHARE

Basic net earnings (loss) per common share is computed by dividing net earnings (loss) applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net earnings
(loss) per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

NOTE 4 - ACCOUNTS RECEIVABLE AND NOTES RECEIVABLE

Accounts and notes receivable as of December 31, 2005 &
2006 consist of the following:


                                     December 31
                                2005           2006
                            ------------   -------------
Trade accounts receivable   $ 12,882       $ 19,773

Less: Allowance for
doubtful accounts             (4,017)        (4,688)
                            ____________   _____________
                               8,865         15,085
Notes receivable               1,885          1,531
                            ____________   _____________
                              10,750         16,616

Changes of the allowance for doubtful accounts for 2005 and 2006 are as follows:

                                      December 31
                                 2005           2006
                             ------------   -------------
Balance at beginning of year $ 4,247        $ 4,017

Translation difference           104            145

Add: Charge (written back)
to statements of operations     (334)          (526)

Balance at end of year         4,017          4,688
                             ____________   _____________

Notes receivable represent amounts due from customers. As of December 31, 2006, $1,885 of these notes receivable were guaranteed by financial institutions (as of December 31, 2005, $1,531). These notes bear no interest and generally mature within six months from the date of issuance. As of December 31, 2006, no trade receivables were pledged for bank loan arrangements (as of December 31, 2005: Nil).

NOTE 5 - INVENTORIES

Inventories as of December 31, 2005 & 2006 consist of the following:

                                       December 31
                                  2005           2006
                              ------------   -------------
Raw materials                 $ 4,248        $ 4,806

Work in progress                2,918          2,732

Finished goods                    341          1,233
                              ____________   _____________
Total                           7,507          8,771


As of December 31, 2006, no inventories were used as collateral for bank loan arrangements (as of December 31, 2005: Nil).

NOTE 6 - OTHER RECEIVABLES

Other receivables as of December 31, 2005 & 2006 consist of the following:

                                       December 31
                                  2005           2006
                              ------------   -------------
Receivables from transporters $  297         $   154

Receivables from shareholders     50             -0-

Staff advances                   219             189

Advanced payment for land
occupancy right                2,201             -0-

Others                           356           1,132
                              _____________  _____________
                               3,123           1,475
Less:Allowance for doubtful
accounts                        (283)           (311)
                              _____________  _____________
                               2,840           1,164


Receivables from transporters consist of advances to transporters for purchase of trucks and operating expenses.
These advances are subject to annual interest rate of 5.40% (2005: 5.4 %) and they are recoverable through offsetting against future transportation fees.

Receivables from shareholders are contribution to pension fund made on behalf of theshareholders, who are also employees of Hunan Tongxin. These amounts are recoverable through a deduction of future dividend distribution to these shareholders.

Staff advances consist of advances to employees for expenses to be incurred in the normal course of business of Hunan Tongxin and advanced salary payment to employees.

NOTE 7 - INVESTMENTS IN OPERATING BUSINESSES

Investments as of December 31, 2005 & 2006 consist of the following:

December 31,2005   Interest  Investment   Equity in   Subtotal
                   Held      At Cost      Investee
                                          Company
-----------------  --------  ----------   ----------  -----------
Equity Method
*Changsha
 Futianfengjing
 Bus Co.,Ltd.      50%       $ 1,561      $ (966)     $ 595

Cost Method
Jiangbei Credit
Union               1%           114          -0-       114

Hunan Xingsha
Credit Warranty
Co., Ltd.           1%            62          -0-        62
                   ________  __________   __________   __________
Total                          1,737        (966)       771

December 31,2006   Interest  Investment   Equity in   Subtotal
                   Held      At Cost      Investee
                                          Company
-----------------  --------  ----------   ----------  -----------
Equity Method
*Changsha
 Futianfengjing
 Bus Co.,Ltd.      50%       $ 1,613      $ (998)     $ 615

Cost Method
Jiangbei Credit
Union               1%           118          -0-       118

Hunan Xingsha
Credit Warranty
Co., Ltd.           1%            64          -0-        64
                   ________  __________   __________   __________
Total                          1,795        (998)       797

* This company is not audited by LehmanBrown LU Hua CPA Firm.

On December 31, 2006, Hunan Tongxin performed an impairment review for its investment in Changsha Futianfengjing Bus
Co., Ltd.. Given that Hunan Tongxin's share of net assets in Changsha Futianfengjing Bus Co., Ltd. as of December 31, 2006 is higher than the carrying value, Hunan Tongxin believes that its investment in Changsha Futianfengjing Bus Co., Ltd. is not impaired as of that date.

NOTE 8 - PROPERTY, PLANT AND EQUIPMENT

Property, plant & equipment as of December 31, 2005 & 2006 consists of the following:

                                       December 31
                                  2005           2006
                              ------------   -------------
Buildings                     $ 8,072        $ 8,751

Machinery                      13,654         17,987

Motor vehicles                    284            322

Office and computer
equipment                         411            456
                              ____________   _____________
                               22,421         27,516
Less:Accumulated depreciation  (5,738)        (8,034)
                              ____________   _____________
Property, plant and equipment
,net                           16,683         19,482

Construction in progress          405            701
                              ____________   _____________
                               17,088         20,183


The depreciation expense for the years ended December 31, 2004, 2005 and 2006 was $1,306, $1,677 and $2,296, respectively.

As of December 31, 2006, certain machinery and buildings with an aggregate carrying value of $2,736 were used as collateral for short-term loan arrangements (as of December
31, 2005:$2,827) (see Note 12).

As of December 31, 2006, certain machinery and buildings with an aggregate carrying value of $1,945 were used as collateral for long-term loan arrangements (see Note 13).

NOTE 9 - LAND OCCUPANCY RIGHTS

                                       December 31
                                  2005           2006
                              ------------   -------------
Land occupancy rights         $ 1,871        $ 1,932

Less:Accumulated amortization     (35)           (73)
                              ____________   _____________
Land occupancy rights, net      1,836          1,859


For the year ended December 31, 2006, amortization of $38
(for the year ended December 31,2005: $36) was recorded.

As of December 31, 2006, land occupancy rights with carrying value totaling $135 was used as collateral for a long-term loan.

NOTE 10 - ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities as of December 31, 2005 & 2006 consist of the following:

                                       December 31
                                  2005           2006
                              ------------   -------------
Advances from customers       $ 3,381        $ 2,705

Payable to employees              557            308

Deposit                           553            489

Advances                          825          1,234

Accrued expenses                  114            434

Interest payable                  716            731

Accrued payroll and welfare     1,030          1,292

Other payables                    438            447
                               ___________   ____________
                                7,614          7,640

Advances from customers are amounts received in advanced from customers for future delivery of goods from Hunan Tongxin.

NOTE 11 PROVISION FOR PRODUCT WARRANTY

A analysis of the provision for product warranty for the years ended December 31,2005 and December 31, 2006 is as follows:

                                       December 31
                                  2005           2006
                              ------------   -------------
Balance at beginning of year  $      12      $       26

Allowance charged to earnings        86             125

Less: Amount utilized               (72)            (97)
                              ____________   _____________
Balance at end of year               26              54
                              ____________   _____________

NOTE 12 - SHORT-TERM LOANS

The following summarized list represents short-term loans at December 31, 2005 and 2006:

December 31, 2005             Maturity date    $'000    Interest rate
(Renminbi denominated loans)
Changsha Agricultural Bank
of China
----------------------------  -------------    -------  -------------
Short-term loan I             02/02/2006       $  310    6.138%
Short-term loan II            07/18/2006          744    6.138%
Short-term loan III           09/09/2006        1,611    6.138%
Short-term loan IV            10/31/2006          372    6.138%
Short-term loan V             11/24/2006          991    6.138%
Short-term loan VI            12/05/2006        2,478    6.138%

Jiangbei Credit Union
Short-term I                  11/30/2006        2,478    6.525%
Short-term II                 12/31/2006        1,239    6.525%

Agricultural Bank of China
Ziyang Branch
Short-term loan I             11/20/2006          991    6.696%
Loans from other individuals                    5,841    5.400%
                                               _______
                                               17,055
Loans from shareholders                           673    5.400%
                                               _______
                                               17,728

December 31, 2006             Maturity date    $'000    Interest rate
(Renminbi denominated loans)
Changsha Agricultural Bank
of China
----------------------------  -------------    -------  -------------
Short-term loan I             03/22/2007       $  320    6.138%
Short-term loan II            04/21/2007        2,561    6.138%
Short-term loan III           05/26/2007        2,561    6.435%
Short-term loan IV            11/27/2007        1,281    7.344%
Short-term loan V             09/30/2007          961    7.344%

Jiangbei Credit Union
Short-term I                  02/21/2007          256    6.510%
Short-term II                 02/21/2007          256    6.510%
Short-term III                02/21/2007          256    6.510%
Short-term IV                 01/31/2007        1,281    6.525%

Agricultural Bank of China
Ziyang Branch
Short-term loan I             08/27/2007        1,921    6.732%
Short-term loan II            11/29/2007        1,024    6.732%

Loans from other individuals                    2,462    5.400%
                                               ________
                                               15,140
Loans from shareholders                         5,179    5.400%
                                               ________
                                               20,319

Weighted average interest rate for short-term loans as of December 31, 2006 is 6.267% (as of December 31, 2005: 5.979%).

As of December 31, 2005, $6,506 of Agricultural Bank of
China's short-term loans were secured by buildings of Hunan Tongxin with carrying amount of $2,827 and buildings owned by Changsha
Meihua Vehicle Manufacture Co., Ltd.

As of December 31, 2005, $991 of Agricultural Bank of China
Ziyang Branch's short-term loans was secured by land occupancy right of Ziyang with carrying amount of $626.

As of December 31, 2006, $7,684 of Agricultural Bank of
China's short-term loans were secured by buildings of Hunan Tongxin with carrying amount of $2,736 and buildings owned by Changsha
Meihua Vehicle Manufacture Co., Ltd.

As of December 31, 2006, $1,024 of Agricultural Bank of
China Ziyang Branch's short-term loans were secured by land occupancy right of Ziyang with carrying amount of $633.

As of December 31, 2006, $1,921 of Agricultural Bank of
China Ziyang Branch's short-term loans were guaranteed by Hunan Tongxin.

Fair market value of the assets collateralizing these credit facilities amounted to $26,938.

As of December 31, 2006, there was no un-used line of credit amounted to $4,676 for Hunan Tongxin (as of December
31,2005: $3,719).

NOTE 13 - LONG-TERM LOANS

Long-term loans as of December 31, 2006 (as of December 31,
2005: Nil) consists of the following:

                                       December 31, 2006
                              Maturity Date   US $'000    Interest Rate
                              -------------   ----------  -------------
Changsha Xingcheng
Construction
Investment Co., Ltd          (a) 29/06/2009   $ 2,561      6.03 %
Changsha Jiangbei
Rural Credit Cooperative     (b) 25/06/2008     1,409      9.18 %
                                              __________
Total                                           3,970

As of December 31, 2006, Hunan Tongxin has obtained long-term loans totaling US$3,970 from Changsha Xingcheng Construction Investment Co., Ltd. ("CXCI") and Changsha Jiangbei Rural Credit Cooperative ("CJRCC"). These loans are collateralized by the buildings and land occupancy rights of Hunan Tongxin. As of December 31, 2006, $2,080 of buildings and land occupancy right was pledged as collateral.

Fair market value of the assets collateralizing these credit credit facilities amounted to $16,815.

Future repayments for the long-term loans for the years subsequent to the balance sheet date are as follows:

Repayable by     Total
------------     ------
2008             1,409
2009             2,561
                 ______
                 3,970

As of July 05, 2007, Hunan Tongxin has repaid the loan from CXCI.

NOTE 14 - LONG-TERM PAYABLE

                                       December 31
                                  2005           2006
                              ------------   -------------
Reserve fund for employees    $  5           $  13
                              ____________   _____________
                              $  5           $  13

Payable to employees representing a portion of salaries payable for technical employees. According to the terms of the labor contract entered into with these technical employees, Hunan Tongxin withholds 25% of their monthly salary. This amount is payable upon expiry of the labor contracts.

NOTE 15 RESERVES

The Company's attributable share in the statutory reserves of Hunan Tongxin and its subsidiaries for the three years ended December 31, 2006 is as follows:

                                    Years Ended December 31,
                              2004          2005          2006
                              ----------   ----------  -----------
Statutory genearl reserve

Balance at January 1          $   193      $    345    $    500

Transfer from consolidated
statements of income              152           155         167

Transfer from statutory
public welfare fund              -0-            -0-         417
                              __________   __________  ___________
Balance at December 31            345           500       1,084
                              __________   __________  ___________
Statutory public welfare fund

Balance at January 1          $   201      $    331    $    417

Transfer from consolidated
statements of income              130            86         -0-

Transfer from statutory
public welfare fund              -0-            -0-        (417)
                              __________   __________  ___________
Balance at December 31            331           417         -0-
                              __________   __________  ___________
General surplus reserve

Balance at January 1 and
December 31                       529           529         529
                              __________   __________  ___________
Capital surplus

Balance at January 1 and
December 31                       246           246         246
                              __________   __________  ___________
Total                           1,451         1,692       1,859
                              __________   __________  ___________

Notes:
(i) In accordance with the relevant regulations in China, Hunan Tongxin is required to provice certain statutory reserves that are designated for specific purposes based on the net income reported in the PRC GAAP financial statements. These reserves are not distributable in the form of cash dividends.

(ii) In accordance with the relevant regulations in China, a 10% appropriation to the statutory general reserve based on the net income reported in the PRC financial statements is required until the balance reaches 50% of the registered capital of the company. Statutory general reserve can be used to make good previous years' losses, if any, and may be converted into capital by increasing the paid-in capital, provided that the reserve balance after such conversion is not less than 25% of the registered capital.

(iii)Prior to 2006, Hunan Tongxin shall determine to transfer 5% to 10% of its net income reported in the PRC financial statements to the statutory public welfare fund. There is no limit on the amount that may be allocated to this fund. This fund can only be utilized on capital expenditure for the collective welfare of Tongxin's employees, such as the construction of dormitories, canteen and other welfare facilities, and cannot be utilized to pay staff welfare expenses.

     Pursuant to the Company Law of the PRC revised on October 27, 2005 and carried out as of January 1, 2006, Hunan Tongxin is required to cease to draw the statutory public welfare fund from January 1, 2006. In accordance with the Circular on Accounting Treatment Following the Implementation of "Company Law" issued by the Ministry of Finance of the PRC on March 15, 2006, Hunan Tongxin transferred the statutory public welfare fund balance as at the December 31, 2005 into the statutory general reserve.

(iv) In addition to statutory general reserve and statutory public welfare fund, Hunan Tongxin had made additional appropriation of net profit to a general surplus reserve. This general surplus reserve can be used to make good previous years' losses, if any, and may be converted into capital by increasing the paid-in capital, provided that the reserve balance after such conversion is not less than 25% of the registered capital.

(v) Capital surplus, arising from waiver of debt by a creditor, can be used to increase the paid-in capital.

NOTE 16 - INCOME TAXES

Hunan Tongxin is subject to the PRC Income Tax Laws applicable to domestic enterprises. Hunan Tongxin is subject to income tax rate of 33% in 2004, 2005 and 2006, which comprised 30% state income tax and 3% local income tax. The PRC income tax rate applicable to Hunan Tongxin's subsidiaries is 15% to 33% in 2004, 2005 and 2006.

The income tax expense in the consolidated statements of income consists of:

                                    Years Ended December 31,
                                2004          2005          2006
                              ----------   ----------  -----------
Income taxes:
Current                       $ 569        $ 424       $ 3,118

Deferred                       (145)         103          (179)
                              __________   __________  __________
                                424          527         2,939

A reconciliation of the difference between the effective income tax rate and the statutory income tax rate is as follows:

                                    Years Ended December 31,
                                2004          2005          2006
                              ----------   ----------  -----------
Statutory income tax rate       33%           33%         33%

Preferential tax policy         19%          (24)%        (2)%

Permanent tax difference        43%           26%          3%

Overpayment of taxes            91%            8%          -0-

Unrealized profit (loss)        -0-           (2)%         4%

Tax incentive for purchase
of domestically produced
machinery                       -0-           -0-         (4)%
                              _________    __________  ___________
Effective income tax rate      (82)%          41%         34%

The tax effects of temporary differences that have given rise to the deferred income tax assets consist of the following:

                              Years Ended December 31,
                                2005          2006
                              ----------   ----------
Allowance for doubtful
accounts                      $ 1,415      $ 1,644

Less: Valuation allowance          -0-          -0-
                              __________   __________
Net deferred tax assets       $ 1,415      $ 1,644


NOTE 17 - RELATED PARTY RELATIONSHIP AND TRANSACTIONS

(a) Relationship

Name of the related party              Relationship with Hunan Tongxin
----------------------------------     -------------------------
Hunan Tongxin Development and          Controlled by a family
Construction Co., Ltd.                 member of the major
                                       shareholder of Hunan Tongxin

Changsha Meihua Vehicle                Controlled by a family
Manufacture Co., Ltd.                  member of the major
                                       shareholder of Hunan Tongxin

(b) Significant outstanding balances with the related

parties as of December 31, 2005 and 2006 are as follows:

(i) Short-term loans from shareholders

                              Years Ended December 31,
                                2005          2006
                              ----------   ----------
Loans from shareholders       $ 673        $ 5,179


Short-term loans from shareholders are unsecured, with no fixed repayment term and carry interest rate of 5.40%
(2005: 5.40%) per annum.

(ii) Other receivables

                              Years Ended December 31,
                                2005          2006
                              ----------   ----------
Changsha Meihua Vehicle
Manufacture Co., Ltd.         $ 5,316      $ 5,113

Hunan Hunan Tongxin Development
and Construction Co., Ltd.        -0-        3,127
                              __________   __________
                              $ 5,316      $ 8,240

These other receivables from related parties are not secured and have no fixed payment term.

(c) Significant transactions with the related parties during the years ended December 31, 2005 and 2006 are as follows:

(i) Sales of goods to

                                   During fiscal
                                2005          2006
                              ----------   ----------
Changsha Meihua Vehicle
Manufacture Co., Ltd.         $ 1,713      $ 1,908


(ii) Purchases of goods from

                                   During fiscal
                                2005          2006
                              ----------   ----------
Changsha Meihua Vehicle
Manufacture Co., Ltd.         $ 9,030      $ 4,808


NOTE 18 - CONCENTRATION OF CREDIT RISKS

The following table summarizes the percentage of revenues from continuing operation from the top 5 customers for the years ended 2006 and December 31, 2005:

                        2005      2006
                     ---------  --------
Customer A              11%       8%

Customer B               9%       8%

Customer C               4%       6%

Customer D               4%       5%

Customer E               4%       4%
                     _________  ________
                        32%      31%

NOTE 19 - COMMITMENTS

Capital expenditure commitments

At December 31, 2006, Hunan Tongxin has the following commitments:

                                      2006
                                      ----------
Authorized but not contracted for:

Improvement to existing production
facilities                            $ 430
                                      __________

NOTE 20 - SUBSEQUENT ENENTS

On March 16, 2007, the National People's Congress approved the Corporate Income Tax Law of the People's Republic of
China (the "new CIT law"), which is effective from January
1, 2008. Subject to detailed measures and other related regulations concerning computation of taxable income, as well as specific preferential tax treatments and their related transitional provisions,Hunan Tongxin is currently evaluating the impact of the new CIT law, and will further evaluate the impact to its operating results and financial positions of future periods as more detailed measures and other related regulations are announced.

On July 4, 2007, Changsha Futianfengjing Bus Co., Ltd.
disposed of its investment of 80% equity interest in Changsha Meihua Vehicle Manufacture Co., Ltd. at cost.

===================================================================

ATTACHMENT A

KING AND WOOD OPINION LETTER

RE: Hunan TX Enterprise Co., Ltd.

August 20, 2007

Ladies and Gentlemen:

We are qualified lawyers of the People's Republic of China ("PRC") and as such are qualified to issue this opinion on the PRC laws, regulations, rules, orders, decrees, guidelines or notices effective as at the date hereof. We have acted as PRC legal counsel for Hunan TX Enterprise Co., Ltd. (the "Company"), a company incorporated under the PRC laws.

We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than the PRC. This opinion is to be governed by and construed in accordance with the laws of the PRC and is limited to and is given on the basis of the current law and practice in the PRC.

This opinion is delivered to you with respect to the legality of the Company and the Equity Acquisition transaction.

For the purposes of this opinion, we have examined such corporate records, certificates and other documents, and such questions of law, as we consider necessary or appropriate. In examining these documents, we have made the following assumptions:

(a) that all documents provided to us as originals are authentic and all documents submitted to us as copies conform to their originals;

(b) that all documents have been validly authorized, executed and delivered by all of the parties thereto, and

(c) that the signatures, seals and chops on the documents submitted to us are genuine.

Based on the foregoing examinations and assumptions and our review of the relevant documents, we are of the opinion that:

1. The Company has been duly incorporated and validly exists as a limited liability company and is in good standing under the PRC laws. The Company is an independent legal person. The Articles of Association of the Company, the business license and other constitutive documents of the Company comply with the applicable requirements of the PRC laws, including the PRC Company Law and are in full force and effect.

2. The Company has three wholly owned subsidiaries, Hunan TX Mould Manufacturing Co., Ltd., Zhucheng TX Autobody Co., Ltd., and Hunan TX Ziyang Autobody Co., Ltd. Each of the subsidiaries has been duly incorporated and is validly existing limited liability company and is in good standing under the PRC laws, with all necessary legal right, power, corporate authority to own, use, lease and operate its assets and conduct its business. Each of the subsidiaries has the status of an independent legal person. The Articles of Association, the business license and other constitutive documents of each subsidiary comply with the requirements of applicable PRC laws and are in full force and effect.

3. With respect to the Equity Acquisition Agreements regarding the acquisition of the Company made by Asia Automotive
   Acquisition Corporation ("AAAC"):

  (a) AAAC acquired 100% equity interest in the Company from certain Chinese citizens pursuant to the Equity Acquisition Agreement dated July 24, 2007, for which an approval from the competent local delegate agency of the PRC Ministry of Commerce was obtained on August 9, 2007, evidenced by a certificate of foreign investment approval dated August 9, 2007, in proper form and content, true and accurate.

  (b) The acquisition by AAAC of the foregoing equity interests in the Company did not conflict with any applicable laws, rules, regulations, ordinances, codes or other obligations of any governmental body in the PRC.

  (c) The acquisitions by AAAC of the equity interests in the Company was duly authorized by all necessary actions on the part of the Company and their equity holders.

This opinion is addressed to AAAC in connection with the transaction of acquisition of the Company.


Yours faithfully



King and Wood PRC Lawyers


==================================================================

ANNEX A

EQUITY ACQUISITION AGREEMENT AMONG:

ASIA AUTOMOTIVE ACQUISITION CORPORATION

HUNAN TX ENTERPRISE CO., LTD. AND

THE INDIVIDUALS SET FORTH ON SCHEDULE A
Dated:  July 24, 2007


RECITALS                                         4

Article 1       THE TX CHINA ACQUISITION	 4
Section 1.01    Purchase and Sale.	         4
Section 1.02    Purchase Price.	                 4
Section 1.03    Payment of Purchase Price	 6

ARTICLE 2       THE CLOSING	                 6
Section 2.01    The Closing.	                 6
Section 2.02    Deliveries.	                 6
Section 2.03    Additional Documents.	         6
Section 2.04    Further Assurances.	         6

ARTICLE 3       REPRESENTATIONS AND
                WARRANTIES OF TX CHINA AND THE
                TX CHINA SHAREHOLDERS	         7
Section 3.01    The TX China Equity.	         7
Section 3.02    Organization of TX China.	 7
Section 3.03    TX China Subsidiaries.	         7
Section 3.04    Reorganization.	                 8
Section 3.05    Authority and Corporate
                Action; No Conflict.	         8
Section 3.06    No Undisclosed Majo Liabilities. 8
Section 3.07    Real Property.	                 8
Section 3.08    Intellectual Property.	         9
Section 3.09    Title and Condition to Assets.	 9
Section 3.10    Compliance with Law.	         9
Section 3.11    Disclosure.	                 9

ARTICLE 4       REPRESENTATIONS AND
                WARRANTIES OF AAAC	         9
Section 4.01    Organization.	                 9
Section 4.02    Authority and Corporate
                Action; No Conflict.	        10
Section 4.03    SEC Reports.	                10
Section 4.04    Compliance with Law.	        10
Section 4.05    Disclosure.	                10

ARTCLE 5        COVENANTS OF TX CHINA AND
                THE TX CHINA SHAREHOLDERS	11
Section 5.01    Conduct of the Business.	11
Section 5.02    Fulfillment of Conditions.	11
Section 5.03    Disclosure of Certain Matters.	12
Section 5.04    Regulatory and Other
                Authorizations; Notices
                and Consents.	                12
Section 5.05    Employment Agreements.	        12

ARTICLE 6       COVENANTS OF AAAC	        13
Section 6.01    Conduct of the Business.	13
Section 6.02    14A Proxy Statement Filing	13
Section 6.03    AAAC Special Shareholders'
                Meeting.	                13
Section 6.04    Fulfillment of Conditions.	14
Section 6.05    Disclosure of Certain Matters.	14
Section 6.06    Regulatory and Other
                Authorizations; Notices and
                Consents.	                14
Section 6.07    Key Employees Employment
                Agreement	                15
Section 6.08    Future Incentive Plan.	        15
Section 6.09    Survival of Representations
                and Warranties.	                15

ARTICLE 7       ADDITIONAL AGREEMENTS AND
                COVENANTS OF THE PARTIES	15
Section 7.01    Change of Name.	                15
Section 7.02    Other Information.	        15
Section 7.03    Mail Received After Closing.	15
Section 7.04    Further Action.	                16
Section 7.05    Schedules.	                16
Section 7.06    Execution of Agreements.	16
Section 7.07    Confidentiality.	        16
Section 7.08    Public Announcements.	        17
Section 7.09    Board of Directors and Executive
                Officers of TX China.	        17
Section 7.10    Board of Directors of TX
                International.	                17
Section 7.11    Corporate Governance Practice.	18
Section 7.12    Future Transaction  	        20

ARTICLE 8       CONDITIONS TO CLOSING	        21
Section 8.01    Conditions to Each Party's
                Obligations.	                21
Section 8.02    Conditions to Obligations of TX
                China and the TX China
                Shareholders.	                21
Section 8.03    Conditions to Obligations of
                AAAC.	                        22

ARTICLE 9       TERMINATION AND ABANDONMENT	22
Section 9.01    Methods of Termination.	        22
Section 9.02    Effect of Termination.	        23

ARTICLE 10      DEFINITIONS	                23
Section 10.01   Certain Defined Terms.	        23

ARTICLE 11      GENERAL PROVISIONS	        26
Section 11.01   Expenses.	                26
Section 11.02   Notices.	                26
Section 11.03   Amendment.	                27
Section 11.04   Waiver.	                        27
Section 11.05   Headings.	                28
Section 11.06   Severability.	                28
Section 11.07   Entire Agreement.	        28
Section 11.08   Successors.	                28
Section 11.09   Arbitration.	                28
Section 11.10   Governing Law.	                29
Section 11.11   Language.	                29
Section 11.12   Counterparts.	                29

SCHEDULE A      TX CHINA SHAREHOLDERS	        28
SCHEDULE B      TX CHINA SUBSIDIARIES	        28
SCHEDULE C      CERTIFICATE OF INCORPORATION OF TX
                INTERNATIONAL	                28
SCHEDULE D      DISCLOSURE SCHEDULE	        28
SCHEDULE E      MEMORANDUM OF REORGANIZATION	29
SCHEDULE F      FORM OF MANAGEMENT EMPLOYMENT
                AGREEMENT	                30
SCHEDULE G      LABOR CONTRACT	                30
SCHEDULE H      CORPORATE GOVERNANCE RULES	30


EQUITY ACQUISITION AGREEMENT

THIS EQUITY ACQUISTION AGREEMENT (the "Agreement"), dated
July 25, 2007, is among ASIA AUTOMOTIVE ACQUISITION CORPORATION (a corporation registered in the United States of America,hereinafter referred to as "AAAC"), and HUNAN TX ENTERPRISE CO., LTD., (a limited liability company registered in the PRC, hereinafter referred to as "TX China") and the individuals listed on Schedule A hereto (collectively, the "TX China Shareholders"); and each of AAAC, TX China and the TX China Shareholders are referred to herein individually as a "Party" and collectively as the "Parties."

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in ARTICLE 10 hereof.

RECITALS

WHEREAS, TX China, together with the companies to be wholly owned subsidiaries of TX China as listed on Schedule B hereto (the "TX China Subsidiaries"), own and operate their auto parts manufacturing business in the PRC; and

WHEREAS, the TX China Shareholders are the direct and beneficial owners of all of the stock equity of TX China (the
"TX China Equity"); and

WHEREAS, subject to the terms and conditions of this Agreement, AAAC, at the Closing, shall acquire all of the TX China Equity from the TX China Shareholders (the "TX China Acquisition"), representing 100% equity interest in TX China. After the TX China Acquisition, AAAC will change its name into Tongxin International Ltd. ("TX International").

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE  1

THE TX CHINA ACQUISITION

Section 1.01 Purchase and Sale.

Upon the terms and subject to the conditions hereof, at the Closing (as defined in Section 2.01), the TX China Shareholders shall sell, transfer, assign and convey to AAAC, and AAAC shall purchase from the TX China Shareholders, the TX China Equity representing all of the registered capital of TX China and all of the right, title and interest of the TX China Shareholders in and to the TX China Equity.

Section 1.02 Purchase Price.

AAAC shall pay the total amount of US$13,000,000 dollars, or the equivalent RMB (based on the US$/RMB exchange rate on the Closing Date), by cash to TX China Shareholders on the Closing
Date (as defined in Section 2.01).

Section 1.03 Payment of Purchase Price

AAAC shall deliver to TX China certified funds payable to TX
China Shareholders the purchase price under Section 1.02 on the Closing Date (as defined in Section 2.01).

ARTICLE 2

THE CLOSING

Section 2.01 The Closing.

Subject to the terms and conditions of this Agreement, the consummation of the TX China Acquisition and the transactions contemplated by this Agreement shall take place at a closing (the "Closing") to be held at 9 a.m., local time, on the third Business Day after the date on which the last of the conditions to Closing set forth in Article 8 is fulfilled, at the Beijing Office of King & Wood PRC Lawyers or at such other time, date or place as the Parties may agree upon in writing. The date on which the Closing occurs is referred to herein as the "Closing Date."

Section 2.02 Deliveries.

(a) TX China Shareholders. At the Closing, each TX China Shareholder will assign and transfer to AAAC all of such TX China Shareholder's right, title and interest in and to his, her or its respective portion of the TX China Equity by delivering to AAAC the certificates representing such TX China Equity, free and clear of all liens.


(b) AAAC. At the Closing, AAAC shall deliver to TX China (i) the Purchase price (as evidenced by a copy of the wire instructions to the Designated Account), representing the Purchase Price to which each of the TX China Shareholders is entitled pursuant to Section 1.02 and (ii) the certificates, opinions and other agreements and instruments contemplated by
    Article 8 hereof and the other provisions of this Agreement.

Section 2.03 Additional Documents.

At the Closing, the following documents (collectively, the "Transaction Documents") will have been executed, delivered or otherwise effectuated:

(a) Certificate of Incorporation of Tongxin International
    Limited;

(b) Memorandum and Articles of Tongxin International Limited, as mutually agreed by AAAC and TX China; and

(c) Written approval on the TX China Acquisition by authorized municipal bureau of commerce of the PRC.

Section 2.04 Further Assurances.
Subject to the terms and conditions of this Agreement, at any time or from time to time after the Closing, each of the Parties hereto shall execute and deliver such other documents and instruments, provide such materials and information and take such other actions as may reasonably be necessary, proper or advisable, to the extent permitted by law, to fulfill its obligations under this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF TX CHINA AND THE TX CHINA
SHAREHOLDERS

Subject to the exceptions set forth in the Disclosure Schedule, TX China and the TX China Shareholders represent and warrant to AAAC as of the date hereof and as of the Closing as follows:

Section 3.01 The TX China Equity.

(a) Ownership. Each TX China Shareholder has exclusive legal right and title to the TX China Equity, free from all Security Interest, such as liens, charges and other encumbrances, and
    all claims of any creditor.   Such TX China Equity constitutes
    all of the registered capital of TX China.

(b) Capitalization. The registered capital of TX China is set forth in 3.01(b) of the Disclosure Schedule. All the registered capital of TX China has been duly paid in full.

Section 3.02 Organization of TX China.

TX China is a limited liability company duly organized, validly existing and in good standing under the law of the PRC.
TX China has the full power and right to conduct its business in accordance with its business license, articles of association or similar organizational documents.

Section 3.03 TX China Subsidiaries.

(a) Ownership. Except as otherwise disclosed in Section 3.03 of the Disclosure Schedule, TX China shall be the only registered and beneficial owner of all of the equity interests of each TX China Subsidiary free from all security interest, such as liens, charges and other encumbrances, and all claims of any creditor.

(b) Capitalization. The registered capital of each TX China
    Subsidiary is set forth in Section 3.03 (b) of the Disclosure
    Schedule.  All the registered capital of each TX China
    Subsidiary has been duly paid in full.

(c) Organization of TX China Subsidiaries. Section 3.03 of the Disclosure Schedule sets forth the name, the registered address, the legal representative, the date of establishment, the valid duration and the registered capital of such TX China Subsidiary. Each such TX China Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the PRC. Each TX China Subsidiary has the full power and right to conduct its business in accordance with its business license, articles of association or similar organizational documents.

Section 3.04 Reorganization.

The reorganization of TX China and the TX China Subsidiaries described in the Memorandum of Reorganization attached hereto as Schedule E (the "Reorganization") has been initiated. All required third party consents in connection with the Reorganization have been duly obtained and are in full force and effect. There is no litigation pending or threatened against TX China or any of the TX China Subsidiaries in connection with or as a result of the Reorganization.

Section 3.05 Authority and Corporate Action; No Conflict.

(a) Each of TX China and the TX China Shareholders has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.All action, corporate and otherwise, necessary to be taken by TX China and TX China Shareholders to authorize the execution, delivery and performance of this Agreement, the Transaction Documents and all other agreements delivered in connection with this agreement has been duly and validly taken. This Agreement has been duly executed and delivered by TX China and each TX China Shareholder and constitutes the valid, binding, and enforceable obligation of TX China and each TX China Shareholder, enforceable in accordance with its terms.

(b) Neither the execution and delivery of this Agreement or any of the Transaction Documents contemplated hereby by TX China or each TX China Shareholder nor the consummation of the transactions contemplated hereby will (i) conflict with the Articles of Association of TX China or any applicable law, regulation, order, judgment or decree or (ii) result in a breach or violation of or constitute a default under any instrument, contract or other agreement to which TX China or an TX China Shareholder is a party or by which it is subject or bound.

Section 3.06  No Undisclosed Major Liabilities.

Except as otherwise disclosed in Section 3.06 of the Disclosure Schedule, neither TX China nor any TX China
Subsidiary has any Major Liabilities in excess of RMB
1,000,000 (inclusive of RMB 1,000,000) ("Major Liabilities").

Section 3.07 Real Property.

Section 3.07 of the Disclosure Schedule contains a list and description of (a) all real properties with respect to which TX China or any TX China Subsidiary holds valid land use rights as well as other real estate that is in the possession of or leased by TX China or any TX China Subsidiary and the improvements (including buildings and other structures) located on such real estate (collectively, the "Real Property"), and (b) any leases under which such Real Property is possessed (the "Real Estate Leases").

Section 3.08 Intellectual Property.

Section 3.08 of the Disclosure Schedule contains a list all Intellectual Property owned by or licensed to TX China and TX China Subsidiaries. Except as set forth in Section 3.08 of the Disclosure Schedule, TX China and TX China Subsidiaries are the legitimate owners or licensees of the Intellectual Property, free of any Security Interest. Neither the Intellectual Property nor the use thereof by TX China and TX China subsidiaries infringes on any other person's legitimate interests.

Section 3.09 Title and Condition to Assets.

Each of TX China and the TX China Subsidiaries has good and marketable title to all the assets owned by it. Except as set forth in Section 3.09 of the Disclosure Schedule, none of their Major Assets is subject to any Security Interest, option to purchase or lease, restriction, or imperfection of title or material adverse claim.

Section 3.10 Compliance with Law.

The business has been conducted, and is now being conducted, by TX China and TX China Subsidiaries in compliance in all material respects with all applicable Laws. None of TX, the TX China Subsidiaries and their respective officers, directors and employees is, and during the past three (3) years was in any material aspect in violation of all such applicable Laws with respect to the conduct of the Business.

Section 3.11 Disclosure.

No representation or warranty by TX China or each TX China Shareholder contained in this Agreement and no information contained in any Schedule or other instrument furnished or to be furnished to AAAC pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF AAAC
AAAC represents and warrants to TX China and each TX China
Shareholder as of the date hereof and as of the Closing as follows:

Section 4.01 Organization.

AAAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, US, which shall redomesticate as a corporation, duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

Section 4.02 Authority and Corporate Action; No Conflict.

(a) AAAC has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All action, corporate and otherwise, necessary to be taken by AAAC to authorize the execution, delivery and performance of this Agreement, the Transaction Documents and all other agreements delivered in connection with this agreement has been duly and validly taken. This Agreement has been duly executed and delivered by AAAC and constitutes the valid, binding, and enforceable obligation of AAAC, enforceable in accordance with its terms.

(b) Neither the execution and delivery of this Agreement or any of the Transaction Documents contemplated hereby by nor the consummation of the transactions contemplated hereby will
    (i) conflict with the Articles of Association of AAAC or any applicable law, regulation, order, judgment or decree or (ii) result in a breach or violation of or constitute a default under any instrument, contract or other agreement to which AAAC is a party or by which it is subject or bound.

Section 4.03 SEC Reports.

(a) AAAC has delivered to TX China or there have been available by public means (i) AAAC's prospectus, dated April 11, 2006, relating to AAAC's initial public offering, and (ii) all other reports filed by AAAC under the Securities Act and the Exchange Act (all of such materials, together with any amendments thereto and documents incorporated by reference therein, are referred to herein as the "SEC Reports").

(b) As of its filing date or, if applicable, its effective date, each SEC Report complied in all respects with the requirements of the Laws applicable to AAAC for such SEC Report, including the Securities Act and the Exchange Act.

(c) Each SEC Report as of its filing date and the prospectus referred to in Section 4.03(a), as of its effective date, did not contain any untrue statement of facts or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. AAAC has filed all reports under the Exchange Act that were required to be filed as of the date hereof and will have filed all such reports required to have been filed through the Closing Date and has otherwise complied with all requirements of the Securities Act and the Exchange Act.

Section 4.04 Compliance with Law.

The business of AAAC has been conducted, and is now being conducted, in compliance with all applicable Laws. AAAC and its officers, directors and employees are not, and during the periods of AAAC's existence were not, in violation of, or not in compliance with all such applicable Laws with any material aspect with respect to the conduct of the businesses of AAAC.

Section 4.05 Disclosure.

No representation or warranty by AAAC contained in this Agreement and no information contained in any Schedule or other instrument furnished or to be furnished to TX China or the TX China Shareholders pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.


ARTCLE 5

COVENANTS OF TX CHINA AND THE TX CHINA SHAREHOLDERS

Section 5.01 Conduct of the Business.

TX China and each TX China Stockholder covenants and agrees that, from the date hereof through the Closing Date, except as otherwise required as set forth in this Agreement or with the prior written consent of AAAC , they shall use their best efforts to cause each TX China Subsidiary to:

(a) conduct the business in the ordinary course and in a manner consistent with the current practice of the Business, to preserve substantially intact the business organization of TX China and each TX China Subsidiary, to keep available the services of the current employees of TX China and each TX China Subsidiary, to preserve the current relationships of TX China and each TX China Subsidiary with customers and other persons with which TX China and each TX China Subsidiary has significant business relations and to comply with all material respects of Laws;

(b) not pledge, sell, transfer, dispose or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of the TX China Equity or any equity interest of any TX China Subsidiary, or enter into any discussions or negotiations with any other party to do so;

(c) not pledge, sell, lease, transfer, dispose of or otherwise encumber any assets of TX China or any TX China Subsidiary, other than consistent with past practices and in the ordinary course of business of TX China or any concerned TX China Subsidiary or enter into any discussions or negotiations with any other party to do so; and

(d) not merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any Person; and

Section 5.02 Fulfillment of Conditions.

From the date hereof to the Closing Date, TX China and the TX China shareholders shall use its best efforts to fulfill the conditions specified in Article 8 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of documents necessary or desirable to consummate the transactions contemplated hereby, and (b) taking or refraining from such actions as may be necessary to fulfill such conditions (including using their best efforts to conduct the business in such manner that on the Closing Date the representations and warranties of TX China and each TX China Shareholder contained herein shall be accurate as though then made, except as contemplated by the terms hereof).

Section 5.03 Disclosure of Certain Matters.

From the date hereof through the Closing Date, TX China and each TX China Shareholder shall give AAAC prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of TX China and each TX China shareholder contained herein to be inaccurate or otherwise misleading, (c) gives AAAC any reason to believe that any of the conditions set forth in Article 8 will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of TX China or TX China Subsidiary, or (e) would require any amendment or supplement to the Proxy Statement.

Section 5.04 Regulatory and Other Authorizations; Notices and
Consents.

(a) TX China and each TX China Shareholder shall use their best efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for their execution and delivery of, and the performance of their obligations pursuant to, this Agreement and the Transaction Documents and will cooperate fully with AAAC in promptly seeking to obtain all such authorizations, consents, orders and approvals.

(b) TX China and each TX China Shareholder shall give promptly such notices to third parties and use its or their best efforts to obtain such third party consents and estoppel certificates as AAAC may in reasonable discretion deem necessary or desirable in connection with the transactions contemplated by this Agreement.

Section 5.05 Employment Agreements.

(a) Each of the Managers of TX China and the TX China
    Subsidiaries shall have entered into a management employment agreement (the "Management Employment Agreement") in form of Schedule F with TX China or the relevant TX China Subsidiary, as the case may be. These agreements generally are to provide employment terms of 5 years include Intellectual Property assignment and non-competition provisions for not less than 3 years after termination of employment; and

(b) Each of all other employees of TX China and the TX China Subsidiaries shall have entered into labor contract (the "Labor Contract") with TX China or the relevant TX China Subsidiary, as the case may be, in the standard form designated by the relevant Government Authority in the locality where such employee is employed. Such these standard forms are attached to this Agreement as Schedule G.

ARTICLE 6

COVENANTS OF AAAC

Section 6.01 Conduct of the Business.

AAAC covenants and agrees that, from the date hereof through the Closing Date, unless otherwise set forth in this Agreement or with the prior written consent of TX China, it shall:

(a) not pledge, sell, transfer, dispose or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of the capital securities of AAAC;

(b) not pledge, sell, lease, transfer, dispose of or otherwise encumber any assets of AAAC;

(c) except for the purposes as set forth in this Agreement, not issue any share capital of AAAC or any other class of securities, whether debt (other than debt incurred in the ordinary course of business and consistent with past practice) or equity, of AAAC or any options therefor or any securities convertible into or exchangeable for share capital of AAAC or enter into any agreements in respect of the ownership or control of such share capital; provided that such restriction shall not apply if the ultimate beneficiaries of such issuance are employees, officers, directors or consultants of AAAC at that time;

(d) not declare any dividend or make any distribution in cash, securities or otherwise on the outstanding AAAC Ordinary Shares or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of their affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices, except to pay existing indebtedness of AAAC;

(e) not merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any Person;

(f) not make any material capital expenditures, except in accordance with prudent business and operational practices consistent with prior practice; and

(g) Each stock (including stocks obtained after the exercise of option and warrant) owned by the shareholders of TX
    International shall have one voting right after the Closing.

Section 6.02 14A Proxy Statement Filing

AAAC shall use its commercially reasonable efforts to file a
Schedule 14(a) Proxy Statement with the SEC within fifteen (15) days after the completion by TX China of an US GAAP audit. Subsequent to a final review by the SEC, AAAC shall call a Special Meeting of its Shareholders as governed in Section
6.03 below.

Section 6.03 AAAC Special Shareholders' Meeting.

AAAC shall cause a meeting of its shareholders (the "AAAC
Special Shareholders' Meeting") to be duly called and held as soon as reasonably practicable for the purpose of voting on the adoption of, among others, this Agreement and the Memorandum and Articles as required by the Current Articles.
The directors of AAAC shall recommend to its shareholders that they vote in favor of the adoption of such matters. In connection with such meeting, AAAC (a) will file with the United States Securities and Exchange Commission (the "SEC") as promptly as practicable a proxy statement meeting the requirements of the Exchange Act (the "Proxy Statement") and all other proxy materials for such meeting, (b) upon receipt of approval from the SEC, will mail to its shareholders the Proxy Statement and other proxy materials, (c) will use its best efforts to obtain the necessary approvals by its shareholders of this Agreement and the transactions contemplated hereby, and (d) will otherwise comply with all legal requirements applicable to such meeting.

Section 6.04 Fulfillment of Conditions.
From the date hereof to the Closing Date, AAAC shall use its best efforts to fulfill the conditions specified in Article 8 to the extent that the fulfillment of such conditions is within its control. The foregoing obligation includes (a) the execution and delivery of documents necessary or desirable to consummate the transactions contemplated hereby, and (b) taking or refraining from such actions as may be necessary to fulfill such conditions.

Section 6.05 Disclosure of Certain Matters.

From the date hereof through the Closing Date, AAAC shall give TX China and the TX China Shareholders prompt written notice of any event or development that occurs that (a) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (b) would cause any of the representations and warranties of AAAC contained herein to be inaccurate or otherwise misleading, (c) gives AAAC any reason to believe that any of the conditions set forth in Article 8 will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of AAAC, (e) would require any amendment or supplement to the Proxy Statement, or (f) information that becomes available through discussions with AAAC investors.

Section 6.06 Regulatory and Other Authorizations; Notices and
Consents.

(a) AAAC shall use its commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the Transaction Documents and will cooperate fully with TX China or TX China Shareholders in promptly seeking to obtain all such authorizations, consents, orders and approvals.

(b) AAAC shall give promptly such notices to third parties and use its best efforts to obtain such third party consents and estoppel certificates as TX China or TX China Shareholders may in their reasonable discretion deem necessary or desirable in connection with the transactions contemplated by this Agreement.

Section 6.07 Key Employees Employment Agreement

AAAC shall execute Key Employees Employment Agreements with certain Executives and Key Employees by issuing stocks of AAAC according to its compensation plan, incentive plan, and stock option (warrant) plan, as AAAC considers necessary.

Section 6.08 Future Incentive Plan.

At the first board meeting of TX International, the Board will discuss and decide upon an incentive plan with certain
Executives and Key Employees to urge TX China to achieve a predetermined level of net income for fiscal years 2008 and 2009.

Section 6.09 Survival of Representations and Warranties.

The representations and warranties of AAAC set forth in this Agreement shall survive the Closing.


ARTICLE 7

ADDITIONAL AGREEMENTS AND COVENANTS OF THE PARTIES

Section 7.01 Change of Name.

Upon the Closing, the name of AAAC shall be changed to a name mutually agreed by the Parties, which shall include the name
"Hunan Tongxin".

Section 7.02 Other Information.

If in order to properly prepare documents required to be filed with any Governmental Authority or financial statements of TX China, it is necessary that any Party be furnished with additional information relating to TX China or the Business, and such information is in the possession of any other Party or Parties, such Party may request such other Party or Parties to, and such other Party or Parties hereby agree to use its or their best efforts to, furnish such information in a timely manner to the requesting Party, at the cost and expense of the requesting Party.

Section 7.03 Mail Received After Closing.

(a) If AAAC or TX China receives after the Closing any mail or other communications addressed to any TX China Shareholder, AAAC shall promptly notify the TX China Shareholders.

(b) If any TX China Shareholder receives after the Closing
    Date mail or other communications addressed to them which relate to TX China or the TX China Subsidiaries, they shall promptly deliver or cause to be delivered all such mail and the contents thereof to AAAC, and TX China.

Section 7.04 Further Action.

Each of the Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Upon the terms and subject to the conditions hereof, each of the Parties shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

Section 7.05 Schedules.

The Parties shall have the obligation to supplement or amend the Schedules being delivered concurrently with the execution of this Agreement and annexed hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Schedules. The obligations of the Parties to amend or supplement the Schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, the representations and warranties of the Parties shall be made with reference to the Schedules as they exist at the time of execution of this Agreement.

Section 7.06 Execution of Agreements.

On or before the Closing Date, AAAC, TX China and each TX
China Shareholder shall execute and deliver each Transaction
Document to which it is a party.

Section 7.07 Confidentiality.

TX China and each TX China Shareholder, on the one hand, and AAAC, on the other hand, on and before the Closing Date, shall hold and shall cause their respective Representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning the other Party furnished it by such other Party or its Representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the Party to which it was furnished, (b) in the public domain through no fault of such Party or (c) later lawfully acquired from other sources, which source is not the agent of the other Party, by the Party to which it was furnished), and each Party shall not release or disclose such information to any other person, except its Representatives in connection with this Agreement. Each Party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the other Party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

Section 7.08 Public Announcements.

From the date of this Agreement until Closing or termination, AAAC, TX China and each TX China Shareholder shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the transactions governed by it, and none of the foregoing shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the transaction without the prior consent of AAAC (in the case of TX China and each TX China Shareholder) or TX China (in the case of AAAC), except as required by Law or by the rules and regulations of, or pursuant to any agreement of a stock exchange or trading system. Each Party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any Party determines with the advice of counsel that it is required to make this Agreement and the terms of the transaction public or otherwise issue a press release or make public disclosure with respect thereto, it shall at a reasonable time before making any public disclosure, consult with the other Parties regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the transaction as may be reasonably requested by the other Parties and disclose only such information as is legally compelled to be disclosed. This provision will not apply to communications by any Party to its counsel, accountants and other professional advisors.

Section 7.09 Board of Directors and Executive Officers of TX
China.

TX International shall appoint Mr. Duanxiang Zhang, Mr. Weiwu Peng, and Mr. Wenming Luo to serve as the Chairman of the board, CEO, and CFO of TX China respectively in responsible for the overall operation of TX China, a wholly owned subsidiary of TX International, for a term of at least three
(3) years. Subject to the approval of TX International's Board, TX International shall further undertake that the above officers shall not be removed, unless for the causes of material illegal activities and misconduct, from the positions of TX.

Section 7.10 Board of Directors of TX International.

(a) From Closing through a period of two (2) calendar years ("Initial Board") the board of TX International will be comprised of 9 directors. TX International shall appoint Four
    (4) directors nominated by TX China including two (2) independent directors; and Five (5) directors nominated by AAAC's former shareholders, including Mr. Herren (Chairman), Mr.Wilson and three (3) independent directors.

(b) Following the Initial Board period, the board of TX
    International will be comprised of 7 directors. TX
    International shall appoint Four (4) directors nominated by TX China including two (2) independent directors; and Three (3) directors nominated by AAAC's former shareholders, including two (2) independent directors.

Section 7.11 Corporate Governance Practice.

(a) Each of the Parties hereby agrees and undertakes that, following the Closing, it or he or she (as the case may be) shall fully comply with, and shall cause to be complied with, all of the corporate governance policies, procedures, rules and requirements of AAAC adopted or to be adopted from time to time by the Board (collectively, the "Corporate Governance Rules"), including but not limited to those set forth in Schedule H attached hereto.

(b) After the Closing Date, AAAC agrees not to sign a letter of intent, or other agreement with any third Person regarding a sale of the shares, assets or other interest in such Person or a business combination with such third Person.


Section 7.12 Future Transaction

TX China will cause Changsha Meihua Automobile Company to form a 50%/50% joint venture with TX International in China.


ARTICLE 8

CONDITIONS TO CLOSING

Section 8.01 Conditions to Each Party's Obligations.

The respective obligations of each Party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at or prior to the Closing, of each of the following conditions.

(a) Permits of PRC Government Authorities.  All the required
    Permits of the relevant PRC government authorities in connection with the TX China Acquisition shall have been duly obtained.

(b) Approval by AAAC's Shareholders. This Agreement and the transactions contemplated hereby shall have been approved by a majority-in-interest of the shareholders of AAAC in accordance with AAAC's Articles of Association and the aggregate number of AAAC Ordinary Shares held by public shareholders of AAAC who exercise their redemption rights with respect to their AAAC Ordinary Share in accordance with the Articles of Association shall not constitute twenty percent (20%) or more of the AAAC Ordinary Shares sold in AAAC's Public Offering.
    It is being expressly understood by and among the Parties hereto, that the transactions contemplated by this agreement are subject and contingent upon the approval of the shareholders of AAAC. In the event the majority of the shareholders of AAAC fail to ratify and confirm the transactions contemplated by this agreement, this agreement shall become null and void with no liability to either party.

(c) Memorandum and Articles of TX International. The
    Memorandum and Articles of TX International shall have taken effect on the Closing Date.

(d) Transaction Documents. Each of the Transaction Documents shall have been executed and delivered to each relevant Party.

Section 8.02 Conditions to Obligations of TX China and the TX
China Shareholders.

The obligations of TX China and each TX China Shareholder to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at or prior to the Closing, of each of the following conditions:

(a) Deliveries.  shall have made the payments specified in
    Section 1.02 of this Agreement and the TX China Shareholders shall have received such documents, certificates and instruments as may be reasonably requested by TX China and TX
    China Shareholders.

(b) Regulatory Approvals. Any Governmental Authority whose approval or consent is required shall have approved of the transactions contemplated by this Agreement. The registrations, filings and updates with any government authorities as required in connection with the transactions contemplated by this Agreement, shall have been duly completed;

(c) Necessary Proceedings. All proceedings, corporate or otherwise, to be taken by AAAC a in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken, and copies of all documents, resolutions and certificates incident thereto, duly certified by AAAC as of the Closing, shall have been delivered to TX China and the TX China Shareholders.

Section 8.03 Conditions to Obligations of AAAC.

The obligations of AAAC to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at or prior to the Closing, of each of the following conditions:

(a) Deliveries. The TX China Shareholders shall have delivered to AAAC the TX China Stocks and AAAC shall have received the same and such other documents, certificates and instruments as may be reasonably requested by AAAC;

(b) Regulatory Approvals. Any governmental authority whose approval or consent is required shall have approved of the transactions contemplated by this Agreement. The registrations, filings and updates with any government authorities as required in connection with the transactions contemplated by this Agreement, shall have been duly completed;

(c) Necessary Proceedings. All proceedings, corporate or otherwise, to be taken by TX China and each TX China
    Shareholder in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken, and copies of all documents, resolutions and certificates incident thereto, duly certified by TX China and each TX China Shareholder, as appropriate, as of the Closing, shall have been delivered to AAAC.

ARTICLE 9  TERMINATION AND ABANDONMENT

Section 9.01 Methods of Termination.

The transactions contemplated herein may be terminated and/or abandoned at any time but not later than the Closing:

(a) by mutual written consent of the Parties;

(b) by either AAAC or TX, if the Closing has not occurred by November 15, 2007 (or such other date as may be extended from time to time by written agreement of the Parties); provided, however, that the right to terminate this Agreement under this
    Section 9.01(b) shall not be available to any Party that is then in breach of any of its covenants, representations or warranties in this Agreement;

(c) by TX China or AAAC (i) if there has been a breach of any of its covenants in this Agreement or (ii) if the representations and warranties of AAAC contained in this Agreement shall not be true and correct in material respects, at the time made, or (iii) if such representations and warranties shall not be true and correct at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except to the extent that such representations are made herein as of a specific date prior to the Closing Date, and in any such event, if such breach is subject to cure, AAAC has not cured such breach within ten (10) Business Days of TX's notice of an intent to terminate;

(d) by TX China, if the Board (or any committee thereof) at the time of the signing of this Agreement shall have failed to recommend or withdrawn or modified in a manner adverse to TX
    China its approval or recommendation of this Agreement and any of the transactions contemplated hereby;

(e) by either AAAC or TX China, if, at the AAAC Shareholders' Meeting (including any adjournments thereof), this Agreement and the transactions contemplated hereby shall fail to be approved and adopted by the affirmative vote of the holders of AAAC Ordinary Shares required under its Articles of Association, and the aggregate number of AAAC Ordinary Shares held by public shareholders of AAAC who exercise their redemption rights with respect to their AAAC Ordinary Shares in accordance with the Articles of Association constitutes twenty percent (20%) or more of the AAAC Ordinary Shares sold in AAAC's Public Offering.

Section 9.02 Effect of Termination.

In the event of termination and abandonment by AAAC or by TX China, or both, pursuant to Section 9.01 hereof, written notice thereof shall forthwith be given to the other Party, and except as otherwise provided in this Agreement or pursuant to relevant Laws, all further obligations of the Parties shall terminate, no Party shall have any right against the other Party hereto.

ARTICLE 10

DEFINITIONS

Section 10.01 Certain Defined Terms.

As used in this Agreement, the following terms shall have the following meanings:

"AAAC Ordinary Shares" shall mean ordinary shares of AAAC, par value US $0.001 per share.

"AAAC's Public Offering" shall mean the initial public offering of AAAC completed on April 18, 2006, in which AAAC sold 5,031,250 units at a price of US$8.00 per unit. Each unit consists of one (1) AAAC Ordinary Share and one (1) warrant.

"Affiliate" shall mean any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning twenty percent (10%) or more of the voting securities of a second Person shall be deemed to control that second Person. For the purposes of this definition, a Person shall be deemed to control any of his or her immediate family members.

"Board" shall mean the board of directors of AAAC (or TX
International after the TX China Acquisition).

"Business Day" shall mean a day of the year on which banks are not required or authorized to be closed in the City of New York, Hong Kong and the PRC.

"Certificate of Incorporation" shall mean the Certificate of Incorporation of TX International in the form of Schedule C attached hereto.

"Disclosure Schedule" shall mean the Disclosure Schedule attached hereto as Schedule D, dated as of the date hereof, delivered to AAAC by TX China in connection with this Agreement.

"Exchange Act" shall mean the United States Securities Exchange
Act of 1934, as amended.

"Executives and Key Employees" shall mean the senior officers and employees of TX International at various posts, including but not limited to chief executive officer, chief operating officer, chief engineer, financial controller, plant manger, who play critical role to TX China's business.

"Governmental Authority" shall mean any PRC or non-PRC national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body.

"TX China" shall mean Hunan TX Enterprise Co., Ltd.

"Intellectual Property" shall mean patents, copyrights, trademarks and service marks, exclusive of know-how, trade secrete, and confidential and proprietary processes and technology.

"Laws" shall mean all applicable statutes, rules, regulations, ordinances, orders, writs, injunctions, judgments, decrees and awards of the PRC, USA or other applicable jurisdictions.

"Liabilities" of any Person shall mean all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables, installment payments or accruals incurred in the ordinary course of business), (iv) under capital leases, or
(v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

"Major Assets" shall mean any tangible and intangible assets owned by TX China or TX China subsidiaries worth RMB
1,000,000 or more.

"Memorandum and Articles" shall mean the Memorandum and Articles of Association of TX International mutually agreed by AAAC and TX China.

"Permits" shall mean all governmental registrations, licenses, permits, authorizations and approvals.

"Person" shall mean an individual, partnership, corporation, joint venture, unincorporated organization, cooperative or a governmental entity or agency thereof.

"PRC" shall mean the People's Republic of China, for the purposes of this Agreement, excluding the Hong Kong Special
Administrative Region and the Macao Special Administrative
Region and Taiwan.

"Representatives" of either Party shall mean such Party's employees, accountants, auditors, actuaries, counsel, financial advisors, bankers, investment bankers and consultants.

"RMB" shall mean the official currency of the PRC.

"Securities Act" shall mean the US Securities Act of 1933, as amended.

"Security Interest" shall mean any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any condition sale Contract, title retention Contract or other
Contract to give any of the foregoing.

"Tax" or "Taxes" shall mean all income, gross receipts, sales, stock transfer, excise, bulk transfer, use, employment, social security, franchise, profits, property or other taxes, tariffs, imposts, fees, stamp taxes and duties, assessments, levies or other charges of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, additions to tax or additional amounts imposed by any government or taxing authority with respect thereto.

"TX International" shall mean TX International Ltd., the successor of AAAC after TX China Acquisition.

"TX China's Auditors" shall mean Lehman Brown CPA Limited.

"US" or "United States" shall mean the United States of America.

"US$" shall mean the official currency of the United
States.

"US GAAP" shall mean generally accepted accounting principles, consistently applied in the United States.


ARTICLE 11

GENERAL PROVISIONS

Section 11.01 Expenses.

Except as otherwise provided herein, all costs and expenses, including, without limitation, fees and disbursements of Representatives, incurred in connection with the preparation of this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred. TX China and AAAC shall each share 50% of the cost for hiring a chief financial officer before the Closing.

TX China shall pay all the cost relating to the auditing. However, in the event that for any reason that the transactions contemplated hereby could not be completed, TX China shall pay 75% of the cost of the auditing and AAAC shall pay 25% of the auditing, unless the auditor cannot issue a "no reservation" opinion.

Section 11.02 Notices.

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or by nationally recognized courier or mailed by registered mail (postage prepaid, return receipt requested) or by telecopy to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

If to TX China and the TX China Shareholders:

Peng Weiwu
Hunan TX Enterprise Co., Ltd.
Jiangbei Village, Changsha County
Hunan 410135, China
Tel: 86-731-6292058
Fax: 86-731-6290047

With a copy to:
Charles Law
King & Wood
40th Floor, Office Tower A, Beijing Fortune
Plaza
7 Dongsanhuan Zhonglu
Chaoyang District
Beijing 100020, China
Tel. 8610-5878-5023
Fax: 8610-5878-5566


If to AAAC:
Rudy Wilson
Asia Automotive Acquisition Corporation
199 Pierce Street, Suite 202
Birmingham, Michigan, 480009, USA
Tel: 1-248-252-4743
Fax: 1-248-203-9950


With a copy to:
Scott M. Norton
Norton & Norton Layers P.C.
199 Pierce Street, Suite 202
Birmingham, Michigan, 480009, USA
Tel: 248-203-9940
Fax: 248-203-9950

Section 11.03 Amendment.

This Agreement may not be amended or modified except by an instrument in writing signed by the Parties.

Section 11.04 Waiver.

At any time prior to the Closing, either Party may (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby.

Section 11.05 Headings.

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.06 Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 11.07 Entire Agreement.

This Agreement and the Schedules and Exhibits hereto constitute the entire agreement and supersede all prior agreements and undertakings, both written and oral, between TX China and any TX China Shareholder and AAAC with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

Section 11.08 Successors.

The terms of this Agreement will remain in effect and shall be binding upon the successor of AAAC. Notwithstanding and subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the AAAC and its legal representatives, successor, and shall not benefit any person or entity other than those enumerated above.

Section 11.09 Arbitration.

(a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation. Such consultation shall begin immediately after one Party hereto has delivered to the other Party hereto a written request for such consultation. If within thirty (30) days following the date on which such notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of any Party with notice to the others.

(b) The arbitration shall be conducted in Hong Kong by the Hong Kong International Arbitration Center in accordance with its arbitration rules then in effect. The arbitration proceedings shall be conducted in Chinese.

(c) The award of the arbitration tribunal shall be final and binding upon the disputing Parties, and any Party may apply to a court of competent jurisdiction for enforcement of such award.

Section 11.10 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the People's Republic of China without regard to the conflicts of laws rules and principles thereof.

Section 11.11 Language.

This Agreement is written in English and Chinese languages.
Both versions shall be equally valid and binding.

Section 11.12 Counterparts.

This Agreement may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.


(The following are the signature pages of the Equity
Acquisition Agreement.)

ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren
        William R. Herren
        Chairman of the Board

By: /s/ Rudy Wilson
        Rudy Wilson
        Chief Executive Officer


HUNAN TX ENTERPRISE CO., LTD. (SEAL)

Legal Representative:

Name: Duanxiang Zhang

TX CHINA SHAREHOLDERS  SIGNATURE

Duanxiang Zhang

Biao Cao

Jianguo Jiang

Dian Luo

Heping Zhang

Weiwu Peng

Zhengming Pei

Huakun Mao

Wenming Luo

Xichun Zhu

Luoxiang Tang

Yiqiang Chen

Wenbo Zhu

Tiejun Zhang

Binlin Tang

Heping Sheng

Jianbo Zhou

Zhengming Li

Heping Zhang*

Zhongliang Chen

Yougen Peng

Deyun Huang

Luoxun Sheng

Fake Xiong

Jinling Pei

Jianhui Zhang

Donghui Su

Zhengxiang Zhang

Luhui Peng

Junliang Liu

Junwei Zhang

Xinhui Zhang

Zhenyu Liu

Jianjun Jiang

Lijun Hu

Yunjun Pei

Yongdong Peng

Shuwei Chen

Zihuai Peng

Zhonghua Li

Xiaozhi Li

Duyun Zhang

Zhongyi Zhang

Jichun You

Bingxia Peng

Shusheng Luo

----------------------------------------------------

SCHEDULE A TX CHINA SHAREHOLDERS

Duanxiang Zhang

Biao Cao

Jianguo Jiang

Dian Luo

Heping Zhang

Weiwu Peng

Zhengming Pei

Huakun Mao

Wenming Luo

Xichun Zhu

Luoxiang Tang

Yiqiang Chen

Wenbo Zhu

Tiejun Zhang

Binlin Tang

Heping Sheng

Jianbo Zhou

Zhengming Li

Heping Zhang*

Zhongliang Chen

Yougen Peng

Deyun Huang

Luoxun Sheng

Fake Xiong

Jinling Pei

Jianhui Zhang

Donghui Su

Zhengxiang Zhang

Luhui Peng

Junliang Liu

Junwei Zhang

Xinhui Zhang

Zhenyu Liu

Jianjun Jiang

Lijun Hu

Yunjun Pei

Yongdong Peng

Shuwei Chen

Zihuai Peng

Zhonghua Li

Xiaozhi Li

Duyun Zhang

Zhongyi Zhang

Jichun You

Bingxia Peng

Shusheng Luo

-------------------------------------------------------------

SCHEDULE B TX CHINA SUBSIDIARIES


Hunan TX Mould Manufacturing Co., Ltd.

Zhucheng TX Autobody Co., Ltd.

Hunan TX Ziyang Autobody Co., Ltd.

-------------------------------------------------------------

SCHEDULE C CERTIFICATE OF INCORPORATION OF TX INTERNATIONAL








-------------------------------------------------------------

SCHEDULE D DISCLOSURE SCHEDULE

The disclosures in this Disclosure Schedule shall modify and relate to the representations and warranties in Section 3 of the Equity Acquisition Agreement (the "EAA") among AAAC, TX China and TX China Shareholders. This Disclosure Schedule is intended to give AAAC a complete and precise understanding of TX China and TX China Subsidiaries. The numbers listed below correspond to the enumerated sections and subsections of Section 3 of the EAA. Capitalized terms used herein without definition shall have the meanings ascribed to them in the EAA.

The information and disclosures contained in this Disclosure Schedule are intended only to qualify and limit the representations and warranties of TX China and TX China Shareholders contained in Section 3 of the EAA and shall not be deemed to expand in any way the scope or effect of any of such representations or warranties.


3.01 Hunan Tongxin Stock Right

(a)  Ownership

     No exception

(b)  Stock

     Hunan Tongxin registered capital is 72,521,700 RMB. Actual received capital is 72,521,700 RMB.

3.02 Hunan Tongxin Organization

     No exception

3.03 Hunan Tongxin Subsidiaries

(a)  Ownership

Hunan Hunan Tongxin Enterprise Co., Ltd (the predecessor of TX China) and Hunan Foton Dynamic Co., Ltd hold 50% equity interest of
Changsha Foton Fengjing Bus Co., Ltd respectively. Changsha
Foton Fengjing Bus Co., Ltd is not within the scope of this reorganization.

(b)  Registered Capital

Hunan Hunan Tongxin Moulding Manufacturing Co., Ltd.  10,000,000 RMB
Zhucheng Hunan Tongxin Autobody Co. Ltd.               5,000,000 RMB
Hunan Tongxin Ziyang Autobody Co., Ltd.               21,000,000 RMB
Changsha Futian Fengjing Bus Ltd.               10,000,000 RMB

(c)  Hunan Tongxin Subsidiaries Organization

Hunan Hunan Tongxin Moulding Company

Register address:     Changsha Jiangbei Zhuqiao Village
Legal representative: Luo Dian
Establish date:       July 27, 2005
Business term:        July 26, 2025

Zhucheng Hunan Tongxin Vehicle Body Ltd.

Register address:      LongDu Industrial Garden
Legal representative:  Zhang Duanxiang
Establish date:        Jan. 19, 2007
Business term:         Jan. 19, 2007-Jan. 18, 2017

Hunan Tongxin Ziyang Co., Ltd.

Register address:      Ziyang Waihuan Lu, Industrial Garden
Legal representative:  Zhang Duanxiang
Establish date:        March 24, 2003
Business term:         March 12, 2003 - forever

Changsha Futian Fengjing Bus Co., Ltd.
Register address:      Hunan Changsha Jiangbei Yangque
                       Village
Legal representative:  Zhang Xiyong
Establish date:        July 16, 1999
Business term:         July 16, 1999-July 15, 2019

After its establishment, Changsha Foton Fengjing Bus Co., Ltd has never undergone any annual examinations.

3.04 Re-organization

No exception

3.05 Authorization and legal person conduct

No exception

3.06 There is no visible debt that has not been disclosed:

Hunan Hunan Tongxin Enterprise Company has the following major undue debts:


Loan Contract No.  Creditor        Amt.In      Loan Term    Form of
                                   10,000RMB                Guarantee
----------------   -----------     ---------   ---------    --------

(430103101)2006    Agriculture     750         2006.9.30-   The maximum
No. 0011           Bank                        2007.9.30    Amt.
                   Changsha                                 mortgage
                   Branch

43101200600003024  Agriculture     1000        2006.11.27-  The maximum
                   Bank                        2007.11.27   Amt.
                   Changsha                                 mortgage
                   Branch

512007125001000    Changsha        1300        2007.2.16-   Mortgage
                   Commercial                  2007.12.16
                   Bank Sifang
                   Branch

43101200700000758  Agriculture     2250        2007.4.27-   Mortgage
                   Bank                        2008.4.26
                   Changsha
                   Branch

43101200700000950  Agriculture     1000        2007.5.24-   Mortgage
                   Bank                        2008.5.23
                   Changsha
                   Branch

(2007)(0525)       Changsha        1000        2007.5.25-   Mortgage
No.1               Jiangbei                    2008.5.25
                   Village
                   Credit Union

(2006)No.22501     Changsha        1000        2006.12.25-  Mortgage
                   Jiangbei                    2008.6.25
                   Village
                   Credit Union

(2006) No.(  )     Changsha        1000        2007.1.5-    Mortgage
                   Jiangbei                    2008.6.25
                   Village
                   Credit Union

43101200700002572  Agriculture     1600        2007.6.29-   Mortgage
                   Bank                        2008.6.28
                   Changsha
                   Branch

Ziyang Automobile Company has Major undue Debts:


Loan Contract No.  Creditor      Amt.In      Loan Term    Form of
                                 10,000RMB                Guarantee
-----------------  -----------   ----------  ----------   --------

51101200600010719  Agriculture   800         2006.11.29-  Mortgage
                   Bank Ziyang               2007.11.29
                   Branch

51101200600007815  Agriculture   1500        2006.8.28-   Mortgage
                   Bank Ziyang               2007.8.27
                   Branch


3.07 Real Property

(1) Land

Hunan Hunan Tongxin Enterprise Company has the land using right as following:


Land use certificate No.      Land in Use    Termination      Mortgaged
                              (square meter) Date             or Not
---------------------------   -------------  ---------------  -----------

Chang Guo Yong(2002)No. 007   15208.2        2052.1.9         Yes

Chang Guo Yong(2004)No. 345   19200          2054.7.1         Yes

Chang Guo Yong(2005)No. 266   75557.5        2052.1.8         Yes

Chang Guo Yong(2005)No. 267   83180          2052.1.8         Yes


Ziyang Automobile Company


Land use                Land in Use    Termination Mortgaged   Mortgage
certificate No.         (square meter) Date        or Not      Period
----------------------- -----------    ----------  ----------  ----------

Ziyang Guo Yong
(2004)No.BA220311       69999.0        2054.1.9     Yes         2005.8.28-
                                                                2007.8.29

(2)Building

Hunan Hunan Tongxin Enterprise Company owns the following land use rights:


Land use         Land in Use  Mortgaged   Mortgage Period
certificate No. (Square meter) or Not
---------------  -----------  ----------  ---------------------

00003455          42.43       Write off   N/A
00003456         302.21       Yes         2005.11.22-2008.11.22
00003457         384.30       Yes         2005.11.22-2008.11.22
00003458         384.82       Yes         2005.11.22-2008.11.22
00003459         704.29       Yes         2005.11.22-2008.11.22
00003460          81.65       Write off   N/A
00003461          93.85       Write off   N/A
00003462          91.87       Write off   N/A
00003463         912.42       Yes         2005.11.22-2008.11.22
00003464        1188.90       Yes         2005.11.22-2008.11.22
00003465         248.94       Yes         2005.11.22-2008.11.22
00003466         748.35       Yes         2005.11.22-2008.11.22
00003467        1437.96       Yes         2005.11.22-2008.11.22
00003468        1539.30       Yes         2005.11.22-2008.11.22
00003469        1423.86       Yes         2005.11.22-2008.11.22
00003470        1423.86       Yes         2005.11.22-2008.11.22
00003471         560.34       Yes         2005.11.22-2008.11.22
00003472        1234.79       Yes         2005.11.22-2008.11.22
00003473        1109.96       Yes         2005.11.22-2008.11.22
00003474         794.22       Yes         2005.11.22-2008.11.22
00003477        1219.26       Yes         2005.11.22-2008.11.22
00003478         120.76       Yes         2005.11.22-2008.11.22
00003479         771.96       Yes         2005.11.22-2008.11.22
00003480         678.49       Yes         2005.11.22-2008.11.22
00003481         835.45       Yes         2005.11.22-2008.11.22
00003482        1964.31       Yes         2005.11.22-2008.11.22
00003483         487.64       Yes         2005.11.22-2008.11.22
00003484         808.19       Yes         2005.11.22-2008.11.22
00003485        1267.83       Yes         2005.11.22-2008.11.22
00003486         181.28       Yes         2005.11.22-2008.11.22
00003487          69.59       Yes         N/A
00003488         396.17       Yes         2005.11.22-2008.11.22
00003489        1501.08       Yes         2005.11.22-2008.11.22
00003490        2452.92       Yes         2005.11.22-2008.11.22
00003491         334.08       Yes         2005.11.22-2008.11.22
00003492          74.48       Write off   N/A
00003493          36.59       Write off   N/A
00003494        3037.87       Yes         2005.11.22-2008.11.22
00003504         117.09       Write off   N/A
00003505        3133.67       Yes         2005.11.22-2008.11.22
00003508         128.44       Yes         2005.11.22-2008.11.22
00008061         716.51       Yes         2005.11.22-2008.11.22
00008062        2345.36       Yes         2005.11.22-2008.11.22
00008063        2602.77       Yes         2005.11.22-2008.11.22
00008064         917.86       Yes         2005.12.23-2007.12.23
00008065         153.78       Yes         2005.12.23-2007.12.23
00008066        4878.40       Yes         2005.12.23-2007.12.23
00024025        4718.70       Yes         2005.11.22-2008.11.22
00024026         516.06       Yes         2005.11.22-2008.11.22
00024027         142.06       Yes         2005.11.22-2008.11.22
00024028          78.05       No          N/A
00024029          92.62       No          N/A
00024030         125.34       Yes         2005.11.22-2008.11.22
00024031          40.41       No          N/A
00024038        2243.16       Yes         2005.11.29-2008.11.29
00024039         546.00       Yes         2005.11.29-2008.11.29
00024040        4747.78       Yes         2005.11.29-2008.11.29
00024041         102.30       Yes         2005.11.29-2008.11.29
00003495        5227.02       Yes         2005.12.23-2007.12.23
00003496        1833.04       Yes         2005.12.23-2007.12.23
00003497        2528.69       Yes         2005.12.23-2007.12.23
00003498         553.74       Yes         2005.12.23-2007.12.23
00003499         492.54       Yes         2005.12.23-2007.12.23
00003500        4598.40       Yes         2005.12.23-2007.12.23
00003501          50.27       Write off   N/A
00003502         161.66       Yes         2005.12.23-2007.12.23
00003503        1589.99       Yes         2005.12.23-2007.12.23
00003507        9653.86       Yes         2005.12.23-2007.12.23
00024021          28.77       No          N/A
00024022       13831.70       Yes         2005.12.23-2007.12.23
00024023        1832.26       Yes         2005.12.23-2007.12.23
00024024       75557.50       No          N/A
00003445        1013.08       Yes         2005.12.13-2007.12.23
00003446        1556.29       Yes         2005.12.23-2007.12.23
00003447         101.34       Yes         2005.12.23-2007.12.23
00003448         907.47       Yes         2005.12.23-2007.12.23
00003499         512.83       Yes         2005.12.23-2007.12.23
00003450         276.47       Yes         2005.12.23-2007.12.23
00003452          58.02       Yes         2005.12.23-2007.12.23
00003453         951.39       Yes         2005.12.23-2007.12.23
00003454        1172.68       Yes         2005.12.23-2007.12.23
00003475          64.52       Yes         2005.12.23-2007.12.23
00003476        1333.51       Yes         2005.12.23-2007.12.23




Ziyang Automobile Company Building:

Land Use          Land in Use     Mortgaged    Mortgage Period
Certificate No.   (square meter)  or not
---------------   -----------     ----------   ---------------

2006-034404       11024.97        No           N/A
2006-034405        2238.24        No           N/A
2006-034406        7076.81        No           N/A


Zhucheng Hunan Tongxin Autobody Co., Ltd. owns the using right of following leasing building:

As stipulated in the contract entered by and between Zhucheng TX Autobody Co., Ltd and Zhucheng Renhe Hardwares Co., Ltd on September 8, 2006, Zhucheng TX Autobody Co., Ltd leases the houses in Longdu Industrial Park, Zhucheng City with a lease term of 5 years from October 10, 2006 to October 9, 2011 at an annual rent of RMB 300,000 yuan

3.08 Intellectual Property

(1) Pantent

Hunan Hunan Tongxin Enterprise has the following patent on exterior design:


Patent Title          Patent No.
--------------------  ------------

Heavy Duty Truck Cab  ZL02320670.5
Cab(I)                ZL200330106217.3
Cab(II)               ZL200330106218.8
Cab(Meihua1021)       ZL200530049012.5


(2)Register Trademark

Hunan Hunan Tongxin Enterprise Company has the following register land mark


Trademark          Expiration Date
Registration No.
----------------   ----------------------------

No.1757292         2002. 4. 28-2012. 4.27
No. 3000104        2003.1.21-2013.1.20
No. 834535         1996.4.28-2006.4.27
                   Effective period is extended from
                   2006.4.28-2016.4.27


3.09 Title and Condition to Assets

No exception

3.11 Compliance with Law

Hunan Tongxin and it's subsidiaries have not paid social insurance fees for their employees other than their shareholders. According to a reply made by the Labor and Social Security Bureau of Changsha County of
Hunan Province on May 10, 2006, Hunan Tongxin and Hunan
Hunan Tongxin Moulding Company may improve their social insurance systems gradually.

3.12 Disclosure

No exception

-----------------------------------------------------------------

SCHEDULE E MEMORANDUM OF REORGANIZATION

Prior to the reorganization of TX, TX's ownership structure is as follows:

* TX and TX shareholders jointly own:
  - Hunan TX Ziyang Auto Body Co Ltd.
  - Hunan TX Mould Manufacturing Co Ltd.

* TX shareholders as a group own
  - Zhucheng TX Autobody Co. Ltd.

Upon the reorganization TX and issuance of new business licenses for each of the three subsidiaries the TX ownership structure will be as follows:

* TX 100% wholly owned subsidiaries
  - Hunan TX Ziyang Auto Body Co Ltd.
  - Hunan TX Mould Manufacturing Co Ltd.
  - Zhucheng TX Autobody Co. Ltd.

-----------------------------------------------------------------

SCHEDULE F FORM OF MANAGEMENT EMPLOYMENT AGREEMENT

Hunan TX Enterprise Co., Ltd
Management Employment Agreement

This agreement is entered into by and between the following parties on [Month] [Day], [Year]:

Party A: Hunan TX Enterprise Co., Ltd (the "Company")

Party B:____________(the "Manager")
ID No.: __________________________

To clarify each party's rights, interests and obligations, the two parties, after friendly negotiation, agree as follows:

1.  Definitions and Explanations

1.1 Definitions

Except as otherwise defined, the following words shall have the following meanings in this agreement:

"Manager" shall mean General Manager, vice General Manager,
Financial Manager and mangers of each department engaged by the Company in accordance with this agreement, and the actual position is detailed in Section 2.1 of this agreement.

"The Articles of Association" shall mean the current Articles of Association of the Company, including its legally amended and effective articles.

"China" shall mean the People's Republic of China, but excluding
Hong Kong Special Administrative Region, Macau Special
Administrative Region, and Taiwan region.

"Company Law" shall mean the Company Law of the People's Republic of China, approved by National People's Congress on October
27, 2005 and effective on January 1, 2006.

"Subsidiary" shall mean any other company controlled by the Company currently and/or in future.

1.2 Explanations

Except as otherwise stipulated in this agreement,

1.2.1 Article or item means an article or item agreed upon and stipulated by both parties;

1.2.2 Law includes but is not limited to current and effective
Laws, codes, effective modifications, supplements or amendments to the above Laws or codes made by appropriate authorities after signing of this agreement;

1.2.3 No article or item in this agreement prohibits extension, modification, amendment of or supplement to this agreement, if such act has been approved by both parties;

1.2.4 All headlines in this agreement are only for convenience of reference and shall have no influence on the explanation of this agreement.

2. Term of Employment

2.1 Party A appoints Party B as the Company's ____ with a term of ____ years. After this agreement terminates, Party B may be reappointed for another term upon both parties's consent.

2.2 The term of ____ years starts from the signature date.

3. Responsibilities and Obligations

Manager exercises all powers and functions granted by the Company.

3.2 Manager promises to the Company that in this employment term he shall:

3.2.1 submit materials related to the Company's affairs to the Company's board of directors upon its reasonable request.

3.2.2 sincerely and diligently devote him/her to performing the functions, responsibilities and rights assigned or granted by the Company to the Manager;

3.2.3 abide by all regulations or byLaws of the Company applicable to administrative officers and managers;

3.2.4 act with due care, diligence and skill of a reasonably careful individual in similar circumstances, when exercising his/her powers or performing his/her obligations.

3.3 When exercising powers or functions granted by Law or the Company, Manager shall perform the following obligations in compliance with the principle of fiduciary and due-diligence:

3.3.1 Manager shall exercise the above powers and functions personally and independently, in compliance with the objectives of Law or the Company, and unless otherwise permitted by Law or approved by board of directors, Manager shall not transfer the Manager's powers or functions to other individual or act in excess of his/her powers and functions;

3.3.2 Manager shall accept legal supervision on his performance of his powers or obligations of and reasonable suggestion submitted by the Company's board of directors or supervisors;

3.3.3 Manager shall abide by his/her obligations to shareholders as stipulated in the Company's Articles of Association, and fairly and equally maintain the interests of the Company and its shareholders;

3.3.4 Manager shall not seek interests for himself/herself or other individual by utilizing private information;

3.3.5 Manager shall not accept bribes or other illegal interests, or encroach upon the Company's assets by utilizing his powers or functions;

3.3.6 Manager shall not open accounts in his name or other individual to deposit the Company's assets.

3.3.7 Manager shall not provide a guarantee in the Company's name for debts of a shareholder of the company or other individual with the company's assets.

3.3.8 Unless approved by the Company's board of directors, Manager shall not accept commission or kickback related to the Company's business.

3.4 Through his term of duty, Manager shall timely and fully inform (or inform in written as required) the Company's board of directors of the Company's business or affairs, and explain as required by board of directors.

4. Rewards

4.1 Party A abides by the rule of "distribution according to work". In accordance with the Company's practical operation, regulations and rules, and Party B's actual work and performance, Party A may determine Party B's salary and bonus. After approved by the Company and agreed by Manager, both parties may adjust the actual amount of rewards.

4.2 Party B's salary paid by Party A is before-tax salary, and Party B's individual income tax shall be withheld and paid, on behalf Party B, by Party A.

4.3 During legal festivals and holidays, yearly holidays, holidays for marriage or funeral, maternity leave, Party A shall pay salary to Party B as usual.

4.4 Besides the rewards above-mentioned in section 4.1, Manager shall have the right to enjoy allowance and interests granted by the Company to other employees.

5. Expenses

All reasonable expenses (including but not limited to tour expenses, board and lodging expenses and other actual cost) incurred from Manager's exercise of his powers or functions stipulated in this agreement shall be reimbursed by the Company, and for such expenses, the Company may require Manager to provide relative receipts and vouchers.

6. Confidential Information

6.1 Unless otherwise ordered by Law, approved by shareholders' meeting or in other special circumstances, within or after his term of duty, Manager shall not disclose or inform any individual (except that the Company's senior management officers have the right to require related information, or other individual required by Law); or use for his private or other reason other than for the Company; or for omission or lack of investigation, so that the Company's following confidential, secret or private information are disclosed:

6.1.1 the Company's exclusive information, technical data, business secrets or know-how; including but without limitation to research and production plan, services, users list and consumer relationship (including but without limitation to consumer relationships developed and formed within the Manager's term of duty); software development, invention, technical process, formula, technology, design, drawing, engineering, hardware structure information, marketing, financial information, and other information directly or indirectly received in written, oral, illustration or other patterns by Manager, but exclusive of public information or the information may be received legally from any third party by normal methods (hereinafter abbreviated as confidential information);

6.1.2 confidential information used or kept by the Company or its any subsidiary, or technical process developed or information invented in the Manager's term of duty;

6.1.3 on condition that the Company having performed its obligation on confidential information, the confidential information only for certain intentions received from any third party;

6.1.4 any invention, creation, know-how, works, drawing, plan and so on, independently or jointly with others, achieved by the Manager consigned by the Company and using the Company's resources in his term of duty.

6.2 The restrictions stipulated in section 6.1 are not applicable to the information or data that is accessible to public without important labor, technical or monetary cost, except for the information disclosed by the Manager breaching his obligations.

6.3 Unless permitted by the Company in written, the Manager shall not engage in any side occupation in his term of duty.

6.4 The Manager shall not copy any information, documents, data and other files of the Company irrelevant to his work to his own computer. If needs of work, the above-mentioned information, documents, data files shall be deleted from the Manger's own computer after treatment of them.

7. Prohibition of Lobby

7.1 The Manager promises, within his employment in the Company or 36 months after such employment, that he must not lobby or lure the following individuals or entities to separate from the Company in China or other places where the Company has business, for whatever reason:

7.1.1 Individuals, trade names, firms or other organizations, which are the Company's consumers or have business with the Company on or within 12 months before the above expiration date, and have touch with or are known by the Manager in his term of duty;

7.1.2 Individuals, trade names, firms or other organizations, with which the Manager, on behalf of the Company, has a great deal of regular, successive business;

7.1.3 The Company's employees, directors, managers or counselors and so on.

7.2 The Manager shall not employ or engage the Company's employees, counselors or other individuals entering service contracts with the Company, or engage them to provide same services.

8. Non-competition

8.1 Unless otherwise approved by Board of Directors, the Manager in his employment by the Company, shall not directly or indirectly be engaged or involve in any other enterprise's activities, or own any economic interests in any other enterprise, if Board of Directors reasonably consider:

8.1.1 Such enterprise competes or has a trend to compete with the Company's business;

8.1.2 It is disgraceful for the Company to have relation with such enterprise;

8.1.3 To be engaged by such enterprise will obstruct the Manager to fully and normally perform his responsibilities or functions.

8.2 Unless approved by Board of Directors in advance, within 12 months after his employment expires, the Manager shall not:

8.2.1 By himself or proxy, engage in any business with competition to the Company's business;

8.2.2 In name of administrative officer, technician, counselor or any other name, directly or indirectly be employed by or involved in rival enterprise that directly competes with the business of the Company or its any subsidiary.

8.3 The Company's Manager must obey confidentiality agreement, and must not involve in any activity conflicting or conflicting in suspicion with the Company's interests. The above activity includes but without limitation to:

8.3.1 Damage the Company's interests on purpose for seeking his own interests, or caused by material fault.

8.3.2 Accept or donate too expensive gifts, pay too much entertainment expense and other activities that may result in bad effects and degrade the Company's reputation;

8.3.3 Engage direct relative into the Company and conceal such relationship;

8.3.4 Without authorized, discuss the Company's price, cost, consumer relationship, markets and other confidential information with any enterprise or individual other than the Company;

8.3.5 Engage any activity that may result in the Company's legal rights damaged or badly impacted;

8.3.6 Except for stipulated in the Company's articles of the association or approved by Board of Directors, the Manager shall not enter into a contract or make a transaction with the Company;

8.3.7 For his own or other individual operate a business similar to the Company or engage in any activity conflicting with the Company's interests;

8.3.8 Can't taking advantage of his duty, occupy or accept business due to the Company.

9. Document Rreturn

Whenever the Company needs or this agreement legally expires, the Manager shall promptly return the Company's due equipments and information to the Company or an individual assigned by the Company, which are made, possessed, retained or controlled by the Manager in the Manager's term of duty, and include but without limitation to records, data, notes, reports, suggestions, business letters, specifications, quotation information, drawings and other information and equipments. The Manager shall not have the right to retain any copy, duplicate, or any other kind of backup of the above-mentioned information or equipments, and all ownerships and intellectual properties of the above-mentioned items shall be reserved by the Company.

10. Termination of this Agreement

10.1 If one of the following circumstances occurs, the Company shall have the right to terminate this agreement, but upon 30 days notice in written to the Manager is necessary:

10.1.1 The Manager becomes disqualified or is prohibited to be a manager by Law, or has involved the activities prohibited by section 9 in this agreement;

10.1.2 For illness, accident or any other reason, the Manager fails to perform his responsibilities or functions stipulated in this agreement up to ______ months successively or ______ working days totally.

10.2 The Company shall not dismiss the Manager without cause.

10.3 The Manager shall notify the Company in written and 1 month before his resignation.

10.4 If the Manager, offending the provision in section 10.3, leaves his job and results in the Company's loss, the Company shall have the right to claim to be compensated by the Manager.

10.5 If this agreement is terminated for whatever reason, the force and effect of section 7, 8, 9 shall not be prejudiced, and all these articles shall survive.

11. Information

11.1 All notices sent in accordance with or related to this agreement shall be in written.

11.2 Any above-mentioned shall send to the Company's current registered address, or the Manager's working address or other proper address. On each of the following condition, notice shall be deemed to be serviced formally:

11.2.1 If by courier service, notice has been delivered to the address of related party;

11.2.2 If by mail, 3 days after mail has been sent;

11.2.3 If by fax, after fax has been sent.

12. Force

12.1 If any article of this agreement conflicts with the Articles of the Association, the latter shall prevail, except for otherwise provided by Law.

12.2 For any matter not mentioned herein, both parties shall exercise their powers and perform their obligations and responsibilities in accordance with the requirements of Company Law, the Company's Articles of Association and other Law.

12.3 When exercising his duties, the Manager offends Laws, administrative regulations or the Company's Articles of Association, which results in loss of the Company, the Manager shall have the obligation to compensate for the Company legally.

13. Jurisdiction

13.1 Formation, effectiveness, performance, termination, explanation and revision of this agreement shall be governed by China Laws.

13.2 Any dispute about performing this agreement shall be solved by both parties by kindly negotiation, and if negotiation fails, any party shall have the right to submit the dispute to labor dispute arbitration committee.

14. Supplementary Provisions

14.1 Any matter not mentioned herein shall be decided otherwise by both parties by discussion.

14.2 After signed by both parties, this agreement shall be effective on the date first above written.

14.3 This agreement has 2 counterparts, and each party holds 1 counterpart.

Hunan TX Enterprise Co., Ltd
(Stamp)
Legal representative (or authorized representative)

(Signature)
(Year)  (Month) (Day)

Manager

Signature:
(Year)  (Month)  (Day)

---------------------------------------------------------------

SCHEDULE G LABOR CONTRACT

Hunan TX Enterprise Co., Ltd
Labor Contract

This Labor Contract is signed by and between the following two parties:
Party A: Hunan TX Enterprise Co., Ltd (hereinafter abbreviated as the"Company")

Party B: Name: _____ Gender:_______ Birth date: _________
ID No.:___________________

In accordance with related provisions of Labor Law of the People's Republic of China ("PRC") and other relevant PRC laws and regulations, both parties, on the basis of equality and voluntary will, agree as follows:

Article 1 Employment

1. Party B is engaged voluntarily by Party A as a______.

2. Party B promises that he has no labor relationship with any other enterprise when he signs this contract.

Article 2 Employment period

1. The period of Party A employing Party B is from [Month]
   [Day], [Year] to [Month] [Day], [Year].

2. If both parties negotiate to reach an agreement, this contract may be renewed upon employment period's expiration, shortened, or terminated ahead of its expiration.

Article 3 Rewards

1. Party A applies the principle of"distribution according to work". In accordance with the Company's practical operation, regulations and rules, and Party B's actual work and performance, Party A may determine Party B's salary and bonus. Party B's salary shall not be lower than the lowest salary standard stipulated by Changsha City.

2. Party B's salary paid by Party A is before tax, and the individual income tax for Party B shall be deducted and paid by Party A.

3. Within legal festivals and holidays, yearly holidays, holidays for marriage or funeral, maternity leave, Party
   A shall pay salary to Party B as usual.

Article 4 Labor Conditions and Protection

1. According to Party A's arrangement, Party B shall exercise timing work system. Party B's working time is 8 hours daily, 5 working days a week. Practical working time shall be executed in accordance with Party A's provisions.

2. Party A shall provide a safety and sanitary working environment, and in accordance with national regulations provide labor protection necessities and health care products to Party B if needed by work.

3. In accordance with national regulations, Party A shall offer special labor protection to female employee during her menstrual, pregnant, puerperal, breast-feeding period.

Article 5 Work Discipline

1. Party A is responsible to train Party B about ideology education, professional ethics, vocational techniques, labor safety, legal propaganda and the Company's culture..

2. Party B shall abide by all provisions of national laws, all regulations and rules legally stipulated by Party A. If
   Party B violates work discipline, Party A, in accordance with its regulations and rules, may give Party B necessary disciplinary punishment until dismissing Party B and terminating this contract.

3. Party B shall work daily in accordance with the Company's requirements, timely accomplish his work with reasonable amount and quality standard as provided

4. For employees' confidential matters, confidentiality agreement shall be entered otherwise.

Article 6 Insurance and Welfare

1. Party A shall pay all social insurance premiums for Party
   B in accordance with national regulations and Party B's due payment may be deducted and paid by Party A from Party B's salary.

2. Party A will not pay any social insurance premium for Party
   B after this labor contract is terminated or expired.

3. If Party B has any work-related disease, injures suffered at work or not at work, his salary and medical insurance shall be treated in accordance with the national related regulations.

4. Party B legally enjoys the national statutory paid rest, holiday, holidays for marriage or funeral, maternity leave, and the detailed information sees Party A's related regulations.

Article 7 Contract Revision

1. If one of the following circumstances occurs, both parties may revise the labor contract:

(1) Both parties negotiate to reach an agreement.

(2) Laws or regulations as bases of this labor contract have been modified.

(3) Party A's operational conditions and economic situation have been significantly changed, and Party A fails to continuously perform this labor contract.

(4) Other situations stipulated by law.

2. Either party, which wants to revise the labor contract, shall notify the other party by writing 30 days in advance, and all procedures related to the revision of the labor contract shall be followed by writing.

Article 8 Termination of the Labor Contract

1. This labor contract may be terminated at any time upon agreement of the two parties.

2. On each of the following conditions, Party A may terminate this labor contract at any time:

(1) Party A finds that Party B has not terminated the labor contract with his former employer, or has other employment relationship with other party without approval of Party A;

(2) Party B does not perform his responsibilities or functions without any reasonable cause, and still fails to correct after Party A's criticism, education or punishment;

(3) Party B seriously violates work disciplines or regulations and rules legally stipulated by Party A;

(4) Party B causes great losses to Party B due to serious dereliction of duty;

(5) Party B violates national laws or regulations, and has been labor-educated or investigated for criminal responsibility in accordance with the law.

3. On each of the following conditions, Party A may terminate this labor contract, but shall notify Party B by writing 30 days in advance:

(1) After recovering from work-related illness or injure, Party B fails to do the former work or other work otherwise arranged by Party A;

(2) Party B is not competent to his work;

(3) Objective situation is changed greatly, on which this labor contract is signed, so that this labor contract is impossible to be performed, and fails to be changed through both Parties' discussion.

(4) On other condition as stipulated by related national laws or regulations, this labor contract may be terminated.

4. On each of the following conditions, Party A must not terminate this labor contract in accordance with the above provision:

(1) Party B has occupational disease or has been injured at work, and has lost all or partial labor ability as confirmed by labor appraisal committee;

(2) Party B is receiving medical treatment for disease or injures within the prescribed period of time;

(3) Female employee is in maternity, pregnancy or lactation;

(4) On other condition as stipulated by related national laws or regulations, this labor contract must not be terminated.

5. On each of the following conditions, Party B may terminate this labor contract at any time:

(1) Party A fails to pay labor rewards or offer labor conditions as stipulated in this labor contract;

(2) As confirmed by related authorities of the state, work conditions and environments offered by Party A are bad and greatly harm Party B's body safety and physical and mental health;

(3) Party A, by violence, threat, or illegally restricting personal liberty, forces Party B to labor.

6. On each of the following conditions, Party B may terminate this labor contract, however, shall notify Party A by writing
   30 days ahead of time:

(1) Party B engages in advanced study without working after approved by Party A;

(2) Party B wants to resign in accordance with the national regulations; or

(3) Other situations approved by Party A.

7. Except for upon the above item 5 or item 6, Party B shall not terminate this contract on each of the following conditions:

(1) The term of this labor contract does not expires;

(2) Party B has not fulfill economic compensation, economic punishment, or administrational or disciplinary punishment;

(3) Other situations stipulated by national laws or regulations.

Article 9 Liabilities of Breach

1. If Party A violates the stipulations of this contract, so that this contract is terminated and Party B is damaged, Party
   B's losses shall be compensated by Party A.

2. If Party B violates the stipulations of this contract, so that this contract is terminated and Party A is damaged, Party
   B shall be responsible for the compensation legally.

Article 10 Force and Other Matters

1. For any matter not mentioned herein, both parties may make supplementary provision after discussion. Supplementary provisions shall have legal effect equal to this contract.

2. This contract becomes effective upon signatures or seals of both parties.

3. This contract has 2 counterparts with equal legal effect, and each party holds one counterpart.

Party A: Hunan TX Enterprise Co., Ltd

(Stamp)(Signature)

Legal representative
(or authorized representative):

(Signature)
(Year)  (Month)  (Day)


Party B: _________________________
(Year)  (Month)  (Day)


---------------------------------------------------------------------

SCHEDULE H CORPORATE GOVERNANCE RULES








=====================================================================

ANNEX B

ASIA AUTOMOTIVE ACQUISITION CORPORATION

KEY EMPLOYEES EMPLOYMENT AGREEMENT

This KEY EMPLOYEES EMPLOYMENT AGREEMENT (the "Agreement"), is entered into as of ______________, 2007 by and between ASIA AUTOMOTIVE ACQUISITION CORPORATION, a US public company (the "Company") and the selected executives and employees (hereinafter referred to as "Key Employees" collectively or "Key Employee" as individual, the names of such Key Employees are attached as Exhibit A of this Agreement; collectively, the "Parties").

RECITALS

The Company desires to retain and employ the Key Employees listed in Exhibit A and to assure itself of the services of the Key Employees for the Period of Employment (as defined below).
The Key Employees desire to be retained and employed by the Company for the Period of Employment and upon the terms and conditions of this Agreement.

AGREEMENT

ACCORDINGLY, the Parties agree as follows:

1. Term of Employment.  The Company shall employ the Key
Employees to render services to the Company in the position and with the duties and responsibilities described in Section 2 from the date of this Agreement till December 31, 2007 (the "Period of Employment"), unless the Period of Employment is terminated sooner in accordance with Section 4 or 5 below or extended upon mutual agreement of the Parties.

2. Position, Duties, Responsibilities.

2.1	Position.  The Key Employees shall render services
to the Company in the position as designated by the Chief Executive Officer of the Company and shall perform all services appropriate to that position as well as such other services as may reasonably be assigned by the Company, including serving in HUNAN TX ENTERPRISE CO., LTD., a subsidiary of the Company established in the People's Republic of China (the "PRC") ("TX China"). Each Key Employee's principal place of employment shall be at any location in the PRC decided by the board of directors of the Company. Each of the Key Employees shall devote his/her best efforts and full-time attention to the performance of his/her duties. The Key Employees shall report to the Chief Executive Officer of the Company.

2.2	Other Activities.  Except upon the prior written consent
of the board of directors of the Company, the Key Employees shall not (i) accept any other employment (except for academic employment, position in industrial or professional associations, non-executive director of other companies which do not compete with the Company's business provided that such other companies purchase director liability insurance), (ii) engage, invest or assist, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be in conflict with, or that might place the Key Employees in a conflicting position to that of the Company or (iii) act as the legal representative or an executive officer of another company within or outside the PRC.

2.3	Execution of TX China Employment Agreement. The Key
Employees shall upon request of the Company execute an employment agreement (the "TX China Employment Agreement") with TX China in accordance with PRC laws and regulations, in the form substantially identical to this Agreement except for adjustments or alterations required to comply with the relevant laws and regulations of the PRC.

3. Compensation.

In consideration of the services to be rendered under this Agreement, the Key Employees shall have the sole discretion to accept, abandon or transfer the following shares:

3.1 Common Stock Consideration. Four million and five hundred thousand (4,500,000) shares of the Company's common stock ("Employment Stocks") shall be issued to the Key Employees as compensation no later than three months from the date of this Agreement. The shares to be received by each of the Key Employees are listed individually as indicated in Exhibit B of this Agreement.

3.2	Conditional Share Issuance. If Company calls for its
5,000,000 outstanding warrants for redemption from the holders, Company shall issue 2,000,000 shares of the Company's common stock to Key Employees, with no consideration paid by Key Employees. Each of the Key Employees shall receive his/her portion according to the ratio as indicated in Exhibit B of this Agreement.

3.3    Other Compensation.    The salary and welfare
provided respectively in the TX China Employment Agreement and this Agreement shall not be cumulative.

4. Termination by Company.

4.1	Termination for Cause.  For purposes of this Agreement,
"For Cause" shall mean the occurrence of any of the following, subject only to any statutory requirement of any applicable law:
(i) the failure of the Key Employee to properly carry out his/her duties after notice by the Company of the failure to do so and a reasonable opportunity for the Key Employee to correct the same within a reasonable period specified by the Company; (ii) any breach by the Key Employee of one or more provisions of any written agreement with, or written policies of, the Company or his/her fiduciary duties to the Company likely to cause material harm to the Company and its affiliates, at the Company's reasonable discretion, or (iii) any theft, fraud, dishonesty or serious misconduct by the Key Employee involving his/her duties or the property, business, reputation or affairs of the Company and its affiliates. The Company may terminate the Key Employee's employment For Cause at any time, with an advance notice or payment in lieu of notice.

4.2	By Death. The Key Employee's employment shall terminate
automatically upon the Key Employee's death. The Company shall pay to the Key Employee's beneficiaries or estate, as appropriate, any compensation then due and owing under Section 3 hereof to which the Key Employee is entitled up through the date of termination, subject to any other rights or remedies of the Company under law, and thereafter all obligations of the Company under this Agreement shall cease. Nothing in this section shall affect any entitlement of the Key Employee's heirs or devisees to the benefits of any life insurance plan or other applicable benefits, if any.

4.3	By Disability.  If the Key Employee is unable to carry
out the responsibilities and functions of the position held by the Key Employee by reason of any physical or mental impairment for more than ninety (90) consecutive days or more than one hundred twenty (120) days in any twelve-month period, then, to the extent permitted by law, the Company may terminate the Key Employee's employment. The Company shall pay to the Key Employee all compensation prescribed under Section 3 hereof to which the Key Employee is entitled up through the date of termination, and thereafter all obligations of the Company under this Agreement shall cease. Nothing in this section shall affect the Key Employee's rights under any disability plan in which the Key Employee is a participant, if any.

5. Termination by Key Employee.

5.1	Termination by Key Employee other than for Good Reason.
The Key Employee may terminate employment with the Company at any time for any reason or no reason at all, upon three (3) months' advance written notice. During such notice period the Key Employee shall continue to diligently perform all of the Key Employee's duties hereunder. The Company shall have the option, in its sole discretion, to make the Key Employee's termination effective at any time prior to the end of such notice period as long as the Company pays the Key Employee all compensation under
Section 3 hereof to which the Key Employee is entitled up through the last day of the three (3) months' notice period. Thereafter all obligations of the Company shall cease.

5.2	Termination for Good Reason after Change in Control.
The Key Employee's termination shall be for Good Reason (as defined below) if the Key Employee provides written notice to the Company of the Good Reason within three (3) months of the event constituting Good Reason and provides the Company with a period of twenty (20) days to cure the Good Reason and the Company fails to cure the Good Reason within that period. For purposes of this Agreement, "Good Reason" shall mean any of the following events if
(i) the event is effected by the Company without the consent of the Key Employee and (ii) such event occurs within three (3) months after a Change in Control (as hereinafter defined): (A) a change in the Key Employee's position with the Company which materially reduces the Key Employee's level of responsibility; or (B) a relocation of the Key Employee's principal place of employment by more than one hundred kilometers. For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred when: (i) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the shareholders of the Company immediately prior thereto holding fifty percent (50%) or more of the outstanding voting securities of the Company or the surviving entity immediately after such merger or consolidation; or (ii) the shareholders of the Company approve either a plan of liquidation or dissolution of the Company or an agreement for the sale, lease, exchange or other transfer or disposition by the Company of fifty-percent (50%) or more of the Company's assets.

6. Termination Obligations.

The Company agrees that its obligation to pay the consideration to the Key Employee will not be affected in anyhow no matter this Agreement is terminated for any reason as stated in
Section 4 and 5 above.

The Key Employee agrees that on or before termination of employment, he will promptly return to the Company all documents and materials of any nature pertaining to his/her work with the Company, including all originals and copies of all or any part of any Proprietary Information or Inventions (as defined below) along with any and all equipment and other tangible and intangible property of the Company. The Key Employee agrees not to retain any documents or materials or copies thereof containing any Proprietary Information or Inventions.

The Key Employee further agrees that: (i) all representations, warranties, and obligations under Articles 6, 7, 8, 12, 14.1, 14.2 and 14.3 contained in this Agreement shall survive the termination of the Period of Employment; (ii) the Key Employee's representations, warranties and obligations under Articles 6, 7, 8, 12, 14.1, 14.2 and 14.3 shall also survive the expiration of this Agreement; and (iii) following any termination of the Period of Employment, the Key Employee shall fully cooperate with the Company in all matters relating to his/her continuing obligations under this Agreement, including but not limited to the winding up of pending work on behalf of the Company, the orderly transfer of work to the other employees of the Company, and the defense of any action brought by any third party against the Company that relates in any way to the Key Employee's acts or omissions while employed by the Company. The Key Employee also agrees to sign and deliver the Termination Certificate attached hereto as Exhibit C prior to his/her termination of employment with the Company.

7. Post-Termination Activity.

7.1	No Use of Proprietary Information.  The Key Employee
acknowledges that the pursuit of the activities forbidden by this subsection would necessarily involve the use or disclosure of Proprietary Information in breach of this Agreement, but that proof of such a breach would be extremely difficult. To forestall such disclosure, use, and breach, and in consideration of the employment under this Agreement, the Key Employee also agrees that while employed by the Company, and for a period of three (3) years after termination of the Key Employee's employment, the Key Employee shall not, directly or indirectly:

(i)	divert or attempt to divert from the Company or any
Affiliate ("Affiliate" shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. For the purposes of this definition "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise, and includes (x) ownership directly or indirectly of 50% or more of the shares in issue or other equity interests of such person, (y) possession directly or indirectly of 50% or more of the voting power of such person or (z) the power directly or indirectly to appoint a majority of the members of the board of directors or similar governing body of such person, and the terms "controlling" and "controlled" have meanings correlative to the foregoing) any business of any kind in which it is engaged, including, without limitation, soliciting business from or performing services for, any persons, company or other entity which at any time during the Key Employee's employment by the Company is a client, supplier, or customer of the Company or prospective client, supplier, or customer of the Company if such business or services are of the same general character as those engaged in or performed by the Company;

(ii)	solicit or otherwise induce any person to
terminate his/her employment or consulting relationship with the Company or any Affiliate; and

(iii)	engage, invest or assist in any business
activity that directly or indirectly competes with the business or future business plans of the Company or any Affiliate.

In addition, because the Key Employee acknowledges the difficulty of establishing when any intellectual property, invention, or proprietary information is first conceived or developed by the Key Employee, or whether it results from access to Proprietary Information or the Company equipment, supplies, facilities, or data, the Key Employee agrees that any intellectual property, invention, or proprietary information shall be reported to the Company and, unless proven otherwise to the reasonable satisfaction of the Company, shall be presumed to be an Invention for the purpose of this Agreement and shall be subject to all terms and conditions hereof, if reduced to practice by the Key Employee or with the aid of the Key Employee within two (2) years after termination of the Period of Employment.

7.2	No Competition.  Notwithstanding Section 7.1 above,
while employed by the Company and for a period of three (3) years after the termination of the Key Employee's employment with the Company for any reason whatsoever, the Key Employee shall not, directly or indirectly, as an Key Employee, employer, employee, consultant, agent, principal, partner, manager, stockholder, officer, director, or in any other individual or representative capacity, engage or participate in any business within the PRC that is competitive with the business of the Company or any Affiliate, except if this Agreement expires, then a period of three (3) years shall apply. Notwithstanding the foregoing, the Key Employee may own less than one percent (10%) of any class of stock or security of any corporation listed on an internationally recognized securities exchange which competes with the Company.

7.3	Enforceability.  The covenants of this Article 7 are
several and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant.
If any provision of this Article 7 relating to the time period or geographic area of the restrictive covenants shall be declared by a court of competent jurisdiction to exceed the maximum time period or geographic area, as applicable, that such court deems reasonable and enforceable, then this Agreement shall automatically be considered to have been amended and revised to reflect the maximum time period or geographic area that such court deems enforceable.

7.4	Independent Covenants.  All of the covenants in this
Article 7 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of the Key Employee against the Company or any of its Affiliates, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants.

8.	Proprietary Information.

The Key Employee agrees during his/her employment with the Company and within three (3) years thereafter, to hold in strictest confidence and trust, and not to use or disclose to any person, firm or corporation any Proprietary Information without the prior written consent of the Company, except as necessary in carrying out his/her duties as an employee of the Company for the benefit of the Company. "Proprietary Information" means any information of a proprietary, confidential or secret nature that may be disclosed to the Key Employee that relates to the business of the Company or of any parent, subsidiary, Affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("Relevant Parties"). Such Proprietary Information includes, but is not limited to, Inventions, research, product plans, products, services, business strategies, personnel information, customer lists, customers, markets, technical information, forecasts, marketing, finances or other business information of the Company and its Affiliates. This information shall remain confidential whether it was disclosed to the Key Employee either directly or indirectly in writing, orally or by drawings or observation. The Key Employee understands that Proprietary Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of the Key Employee or others who were under confidentiality obligations as to the items involved.

9.	Former Employer Information.

The Key Employee agrees that he will not, during his/her employment with the Company, improperly use or disclose any proprietary information or trade secrets, or bring onto the premises of the Company any unpublished document or proprietary information belonging to any former or concurrent employer (except TX China) or other person or entity.

10.	Third Party Information.

The Key Employee recognizes that the Company has received and in the future will receive confidential or proprietary information from third Parties. The Key Employee agrees to hold all such confidential or proprietary information in the strictest confidence and trust, and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out his/her work for the Company consistent with the Company's agreement with such third party.

11.	No Conflict.

The Key Employee represents and warrants that the Key
Employee's execution of this Agreement, his/her employment with the Company, and the performance of his/her proposed duties under this Agreement shall not violate any obligations he may have to any former employer or other party, including any obligations with respect to proprietary or confidential information or intellectual property rights of such party.

12.	Inventions.

12.1	Inventions Retained and Licensed.  If the Key Employee
has any inventions, original works of authorship, developments, improvements, and trade secrets which were made by the Key Employee prior to the Key Employee's employment with the Company ("Prior Inventions"), which belong to the Key Employee, and which relate to the Company's actual and/or proposed business, products or research and development. If, in the course of his/her employment with the Company, the Key Employee incorporates into a Company product, process or machine a Prior Invention owned by the Key Employee or in which the Key Employee has an interest, the Company is hereby granted and shall have a non-exclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process or machine.

12.2	Assignment of Inventions.  The Key Employee agrees that
he will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby irrevocably assign to the Company, or its designee, all the Key Employee's right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements, designs, drawings, discoveries, ideas, formulas, processes, compositions of matter, software, databases, mask works, computer programs (including all source codes) and related documentation, algorithms, engineering and reverse engineering, technology, hardware configuration information, logos, trade names, trademarks, patents, patent applications, copyrights, trade secrets or know-how, which the Key Employee may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice ("Inventions"), while the Key Employee is employed by the Company. The Key Employee further acknowledges that all original works of authorship which are made by the Key Employee (solely or jointly with others) within the scope of and during his/her employment with the Company and which are protectable by copyright are "works made for hire," as that term is defined in the United States Copyright Act and that the Company will be considered the author and owner of such works. The Key Employee understands and agrees that the decision whether or not to commercialize or market any Invention developed by the Key Employee solely or jointly with others is within the Company's sole discretion and for the Company's sole benefit and that no royalty will be due to the Key Employee as a result of the Company's efforts to commercialize or market any such Invention.

12.3	Waiver of Moral Rights.  To the utmost extent legally
permitted, the Key Employee also hereby forever waives and agrees never to assert any and all Moral Rights (as defined below) he may have in or with respect to any Invention, even after termination of his/her work on behalf of the Company. "Moral Rights" mean any rights to claim authorship of an Invention to object to or prevent the modification of any Invention, or to withdraw from circulation or control the publication or distribution of any Invention, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral right."

12.4	Maintenance of Records.  The Key Employee agrees to keep
and maintain adequate and current written records of all Inventions made by the Key Employee (solely or jointly with others) during the Key Employee's employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be provided to, and remain the sole property of, the Company at all times.

12.5	Patent and Copyright Registrations.  The Key Employee
agrees to assist the Company, or its designee, at the Company's expense, in every proper way, to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights, trade secret rights or other intellectual property rights relating thereto in any and all countries. The Key Employee will disclose to the Company all pertinent information and data which the Company deems necessary for the execution of all applications, specifications, oaths, assignments and execute all instruments necessary to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns, and nominees, the sole and exclusive right, title and interest in and to such Inventions, and any copyrights, patents, mask work rights, or other intellectual property rights relating thereto. The Key Employee further agrees that the Key Employee's obligation to execute or cause to be executed, when it is in the Key Employee power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable, because of the Key Employee's mental or physical incapacity or for any other reason, to secure his/her signature to apply for or to pursue any application for any patents or copyright registrations covering the Inventions assigned to the Company as above, then the Key Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his/her agent and attorney in fact, to act for and in the Key Employee's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters, patent or copyright registrations thereon with the same legal force and effect as if executed by the Key Employee.

13.	Alternative Dispute Resolution.

The Company and Key Employee mutually agree that any controversy or claim arising out of or relating to this Agreement or the breach thereof, or any other dispute between the Parties, shall be submitted to mediation before a mutually agreeable mediator, which cost is to be borne equally by the Parties hereto. In the event the Parties fail to agree on a mediator, or mediation is unsuccessful in resolving the claim or controversy within one
(1) month after the commencement of mediation, such claim or controversy shall be resolved by litigation in the competent court.

14.	Miscellaneous.

14.1	Continuing Obligations.  The obligations in this
Agreement will continue in the event that the Key Employee is hired, renders services to or for the benefit of or is otherwise retained at any time by any present or future Affiliates of the Company. Any reference to the Company in this Agreement will include such Affiliates. Upon the expiration or termination for any reason whatsoever of this Agreement, the Key Employee shall forthwith resign from any employment of office with an Affiliate of the Company unless the board of directors of the Company requests otherwise.

14.2	Notification.  The Key Employee hereby authorizes the
Company to notify his/her actual or future employers of the terms of this Agreement and his/her responsibilities hereunder.

14.3	Name and Likeness Rights.  The Key Employee hereby
authorizes the Company to use, reuse, and to grant others the right to use and reuse, his/her name, photograph, likeness (including caricature), voice, and biographical information, and any reproduction or simulation thereof, in any media now known or hereafter developed (including but not limited to film, video and digital or other electronic media), both during and after his/her employment, for whatever purposes the Company deems necessary.

14.4	Injunctive Relief.  The Key Employee understands that in
the event of a breach or threatened breach of this Agreement by him, the Company may suffer irreparable harm and will therefore be entitled to injunctive relief to enforce this Agreement.

14.5	Legal Fees.  In any dispute arising under or in
connection with this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees.

14.6	Entire Agreement.  This Agreement, including the
exhibits attached hereto, is intended to be the final, complete, and exclusive statement regarding their subject matter, except for other agreements specifically referenced herein. Unless otherwise specifically provided for herein, this Agreement supersedes all other prior and contemporaneous agreements and statements pertaining to this subject matter, and may not be contradicted by evidence of any prior or contemporaneous statements or agreements. To the extent that the practices, policies, or procedures of the Company, now or in the future, apply to the Key Employee and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control.

14.7	Amendments, Renewals and Waivers.  This Agreement may
not be modified, amended, renewed or terminated except by an instrument in writing, signed by the Key Employee and by a duly authorized representative of the Company other than the Key Employee. No failure to exercise and no delay in exercising any right, remedy, or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power under this Agreement preclude any other or further exercise thereof, or the exercise of any other right, remedy, or power provided herein or by law or in equity.

14.8	Assignment; Successors and Assigns.  The Key Employee
agrees that he will not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement, nor shall the Key Employee's rights be subject to encumbrance or the claims of creditors. Any purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets, or the assignment by the Company of this Agreement and the performance of its obligations hereunder to any successor in interest. In the event of a change in ownership or control of the Company, the terms of this Agreement will remain in effect and shall be binding upon any successor in interest. Notwithstanding and subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

14.9	Notices.  All notices and other communications given or
made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or by nationally recognized courier or mailed by registered mail (postage prepaid, return receipt requested) or by telecopy to the Parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

To:               Asia Automotive Acquisition Corporation
Contact Address:  199 Pierce Street, Suite 202,Birmingham,
                  Michigan, 480009, USA
Attention:	  Rudy Wilson
Facsimile Number: 248-203-9950

To:		  Key Employees
Contact Address:  Hunan TX Enterprise Co., Ltd.
                  Jiangbei Village, Changsha County, 410135, PRC
Attention: 	  Peng Weiwu
Facsimile Number: 86-731-6290047

14.10	Waiver of Immunity.  To the extent that any Party
(including its assignees of any such rights or obligations hereunder) may be entitled, in any jurisdiction, to claim for itself (or himself or herself) or its revenues or assets or properties, immunity from service of process, suit, the jurisdiction of any court, an interlocutory order or injunction or the enforcement of the same against its property in such court, attachment prior to judgment, attachment in aid of execution of an arbitral award or judgment (interlocutory or final) or any other legal process, and to the extent that, in any such jurisdiction there may be attributed such immunity (whether claimed or not), such Party hereby irrevocably waive such immunity.

14.11	Severability; Enforcement.  If any provision of
this Agreement, or its application to any person, place, or circumstance, is held by an arbitrator or a court of competent jurisdiction to be invalid, unenforceable, or void, such provision shall be enforced (by blue-penciling or otherwise) to the maximum extent permissible under applicable law, and the remainder of this Agreement and such provision as applied to other persons, places, and circumstances shall remain in full force and effect.

14.12	Governing Law.  This Agreement shall in all
respects be construed and enforced in accordance with and governed by the laws of the State of Delaware of the United States.

14.13	Interpretation.  This Agreement shall be construed
as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular. References to one gender include both genders.

14.14	Obligations Survive Termination of Employment.  The
Key Employee agrees that any and all of the Key Employee's obligations under this Agreement capable of execution after the termination of the Key Employee's employment, including but not limited to those contained in exhibits attached hereto, shall survive the termination of employment and the termination of this Agreement.

14.15	Language.  This Agreement is written in
English and Chinese languages. Both versions shall be equally valid and binding.

14.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

KEY EMPLOYEE ACKNOWLEDGEMENT.  The Key Employee acknowledges
(i) that he has consulted with or has had the opportunity to consult with independent counsel of his/her own choice concerning this Agreement and has been advised to do so by the Company, and
(ii) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his/her own judgment. The Key Employee hereby agrees that his/her obligations set forth in Sections 7, 8, and 9 hereof and the definitions of Proprietary Information and Inventions contained therein shall be equally applicable to Proprietary Information and Inventions relating to any work performed by the Key Employee for the Company prior to the execution of this Agreement.

The Parties have duly executed this Agreement as of the date first written above.

COMPANY:

ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren
        William R. Herren
        Chairman of the Board

By: /s/ Rudy Wilson
        Rudy Wilson
        Chief Executive Officer


EXHIBIT A

NAMES AND SIGNATURES OF KEY EMPLOYEES

EXHIBIT B
SHARES OF THE COMMON STOCK OF THE COMPANY TO BE RECEIVED BY EACH
OF THE KEY EMPLOYEES

EXHIBIT  C

TERMINATION CERTIFICATE	This is to certify that I have returned
all personal property of AAAC (the "Company") and the Relevant Parties, including, without limitation, all source code listings, flowcharts, books, manuals, records, models, drawings, reports, notes, contracts, lists, blueprints, and other documents and materials, electronic data recorded or retrieved by any means, Proprietary Information, and equipment furnished to or prepared by me in the course of or incident to my employment with the Company, and that I did not make or distribute any copies of the foregoing.

I further certify that I have reviewed the Key Employee
Employment Agreement (the "Agreement") signed by me and that I have complied with and will continue to comply with all of its terms, including, without limitation, (i) the reporting of any Inventions or any improvement, rights, or claims related to the foregoing, conceived or developed by me and covered by the Agreement; (ii) the preservation as confidential of all Proprietary Information pertaining to the Company and the Relevant Parties; (iii) not participating in any business competitive with the business of the Company; (iv) not acting as the legal representative or an executive officer of any other company within and outside the People's Republic of China, and (v) the reporting of any remuneration paid to me due to any employment or self-employment during the severance period, if any. This certificate in no way limits my responsibilities or the Company's rights under the Agreement.


On termination of my employment with the Company, I will be employed by [name of new employer] in the [division name] division and I will be working in connection with the following projects:

[generally describe the projects]




Date:

Key Employee's Name (Print)

Key Employee's Signature


====================================================================

ANNEX C

MEMORANDUM OF ASSOCIATION OF TONGXIN INTERNATIONAL

1 NAME

The name of the Company is Tongxin International, Ltd.

2 COMPANY LIMITED BY SHARES

The Company is a company limited by shares. The liability of each member is limited to the amount from time to time unpaid on such member's shares.

3 REGISTERED OFFICE

The first registered office of the Company will be situated at the office of the registered agent which is at ___________________________________________________, British
Virgin Islands or such other place as the directors or members may from time to time decide, being the office of the registered agent.

4 REGISTERED AGENT

The first registered agent of the Company will be__________________________________________________________
British Virgin Islands or such other registered agent as the directors or members may decide from time to time.

5 GENERAL OBJECTS AND POWERS

Subject to Regulation 6 below the objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the BVI Business Companies Act, 2004 or as the same may be revised from time to time, or any other law of the British Virgin Islands.

6 LIMITATIONS ON THE COMPANY'S BUSINESS

For the purposes of section 9(4) of the Act the Company has no power to:

(a)carry on banking or trust business, unless it is licensed under the Banks and Trust Companies Act, 1990;

(b)carry on business as an insurance or as a reinsurance company, insurance agent or insurance broker, unless it is licensed under an enactment authorizing it to carry on that business;

(c)carry on the business of company management unless it is licensed under the Companies Management Act, 1990;

(d)carry on the business of providing the registered office or the registered agent for companies incorporated in the British Virgin Islands; or

(e)carry on the business as a mutual fund, mutual fund manager or mutual fund administrator unless it is licensed under the Mutual Funds Act, 1996.

7 AUTHORIZED SHARES

(a)The Company is authorized to issue forty million shares of two classes as follows:-

  (i) Thirty nine million shares in one series of US$0.001 par value each ("Ordinary Shares");
      and

  (ii)one million preference shares in one series of US$0.001 par value each ("Preferred Shares").

(b)The shares in the Company shall be issued in the currency of the United States of America.

(c)Each Ordinary Share in the Company confers on the holder:
   (i) the right to one vote at a meeting of the members of the Company or on any resolution of the members of the Company;

   (ii) the right to an equal share in any dividend paid by the Company in accordance with the Act;
        and

   (iii)the right to an equal share in the distribution of the surplus assets of the Company.

(d)Preferred Shares

  (i) The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be those provided pursuant to the Act as modified or negated by the directors of the Company on the issuance of the Preferred
      Shares.

  (ii)The Board of Directors of the Company is authorized, subject to limitations prescribed by law and the provisions of this Clause 7, to amend the Company's Memorandum of Association to provide for the creation from time to time of one or more series of Preferred Shares or classes of shares having preferred rights, and pursuant to such amendment to establish the number of shares and series to be included in each such class, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such class. The authority of the Board of Directors with respect to each class shall include, but not be limited to, determination of the following:

    (a)the number of shares and series constituting that class and the distinctive designation of that class;

    (b)the distribution rate on the shares of that class, whether distributions shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in another relation to, the distributions payable on any other class or classes of shares;

    (c)whether that class shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

    (d)Whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

    (e)whether or not the shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

    (f)whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of that class, and, if so, the terms and amounts of such sinking fund;

    (g)the right of the shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such class of any other class) and upon the payment of dividends or the making of other distribution on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any outstanding shares of the Company;

    (h)the right of the shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes of shares; and


    (i)any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

8 REGISTERED SHARES ONLY

Shares in the Company may only be issued as registered shares and the Company is not authorized to issue bearer shares.
Registered shares may not be exchanged for bearer shares or converted to bearer shares.

9 AMENDMENTS

Subject to the provisions of the Act, the Company shall by resolution of the directors or members have the power to amend or modify any of the conditions contained in this Memorandum of Association.

We,
______________________________________________________________
________________________British Virgin Islands in our capacity as registered agent for the Company hereby apply to the Registrar for the incorporation of the Company this________________of ____________ 2007.

Incorporator

________________________________
________________________________
________________________________
________________________________

===============================================================

Annex D

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

ARTICLES OF ASSOCIATION

OF

TONGXIN INTERNATIONAL, LTD.

INTERPRETATION

1 References in these Articles of Association ("Articles") to the Act shall mean the BVI Business Companies Act, 2004. The following Articles shall constitute the Articles of the Company. In these Articles, words and expressions defined in the Act shall have the same meaning and, unless otherwise required by the context, the singular shall include the plural and vice versa, the masculine shall include the feminine and the neuter and references to persons shall include corporations and all legal entities capable of having a legal existence.

SHARES

2 Every person whose name is entered as a member in the share register, being the holder of registered shares, shall without payment, be entitled to a certificate signed by a director or under the common seal of the Company with or without the signature of any director or officer of the Company specifying the share or shares held and the par value thereof, provided that in respect of shares held jointly by several persons, the Company shall not be bound to issue more than one certificate and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all.

3 If a certificate is worn out or lost it may be renewed on production of the worn out certificate, or on satisfactory proof of its loss together with such indemnity as the directors may reasonably require. Any member receiving a share certificate shall indemnify and hold the Company and its officers harmless from any loss or liability which it or they may incur by reason of wrongful or fraudulent use or representation made by any person by virtue of the possession of such a certificate.

SHARES AND VARIATION OF RIGHTS

4 Subject to the provisions of the Memorandum of Association and these Articles, the unissued shares of the Company (whether forming part of the original or any increased authorised shares) shall be at the disposal of the directors who may offer, allot, grant options over or otherwise dispose of them to such persons at such times and for such consideration, being not less than the par value of the shares being disposed of, and upon such terms and conditions as the directors may determine, and in the absence of fraud the decision of the directors as to the value of the consideration received by the Company in respect of the issue is conclusive unless a question of law is involved.

5 Without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, any share in the Company may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the directors may from time to time determine.

6 Subject to the provisions of the Act in this regard, shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the directors before or at the time of the issue of such shares may determine.

7 Shares in the Company may be issued for money, services rendered, personal property, an estate in real property, a promissory note or other binding obligation to contribute money or property or any combination of the foregoing as shall be determined by a resolution of directors.

8 A share issued by the Company upon conversion of, or in exchange for, another share or a debt obligation or other security in the Company, shall be treated for all purposes as having been issued for money equal to the consideration received or deemed to have been received by the Company in respect of the other share, debt obligation or security.

9 The Company may issue fractions of a share and a fractional share shall have the same corresponding fractional liabilities, limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a whole share of the same class or series of shares.

10 The directors may redeem any share issued by the Company at a premium.

11 If at any time the Company is authorised to issue shares of more than one class the rights attached to any class
(unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound up, be varied with the consent in writing of the holders of a majority of the issued shares of that class and the holders of a majority of the issued shares of any other class of shares which may be affected by such variation.

12 The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

13 Except as required by the Act, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except as provided by these Articles or by the Act) any other rights in respect of any share except any absolute right to the entirety thereof by the registered holder.

TRANSFER OF SHARES

14 Subject to any limitations in the Memorandum of Association, shares in the Company shall be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee. The instrument of transfer shall also be signed by the transferee if registration as a holder of the shares imposes a liability to the Company on the transferee. The instrument of transfer of a registered share shall be sent to the Company for registration.

15 Subject to the Memorandum of Association, these Articles and to Section 54(5) of the Act, the Company shall, on receipt of an instrument of transfer, enter the name of the transferee of the share in the register of members unless the directors resolve to refuse or delay the registration of the transfer for reasons that shall be specified in the resolution.

TRANSMISSION OF SHARES

16 Subject to Sections 52(2) and 53 of the Act, the executor or administrator of a deceased member, the guardian of an incompetent member or the trustee of a bankrupt member shall be the only person recognized by the Company as having any title to his share, save that and only in the event of death, incompetence or bankruptcy of any member or members of the Company as a consequence of which the Company no longer has any directors or members, then upon the production of any documentation which is reasonable evidence of the applicant being entitled to:

(a) a grant of probate of the deceased's will, or grant of letters of administration of the deceased's estate, or confirmation of the appointment as executor or administrator (as the case may be), of a deceased member's estate; or

(b) the appointment of a guardian of an incompetent member; or

(c) the appointment as trustee of a bankrupt member; or

(d) upon production of any other reasonable evidence of the applicant's beneficial ownership of, or entitlement to the shares,

to the Company's registered agent in the British Virgin
Islands together with (if so requested by the registered agent) a notarized copy of the share certificate(s) of the deceased, incompetent or bankrupt member, an indemnity in favor of the registered agent and appropriate legal advice in respect of any document issued by a foreign court, then the administrator, executor, guardian or trustee in bankruptcy (as the case may be) notwithstanding that their name has not been entered in the share register of the Company, may by written resolution of the applicant, endorsed with written approval by the registered agent, be appointed a director of the Company or entered in the share register as the legal and or beneficial owner of the shares.

17 The production to the Company of any document which is reasonable evidence of:

(a) a grant of probate of the will, or grant of letters of administration of the estate, or confirmation of the appointment as executor, of a deceased member;
    or

(b) the appointment of a guardian of an incompetent member; or

(c) the trustee of a bankrupt member; or

(d) the applicant's legal and or beneficial ownership of the shares,

shall be accepted by the Company even if the deceased, incompetent member or bankrupt member is domiciled outside the British Virgin Islands if the document is issued by a foreign court which had competent jurisdiction in the matter. For the purposes of establishing whether or not a foreign court had competent jurisdiction in such a matter the directors may obtain appropriate legal advice. The directors may also require an indemnity to be given by the executor, administrator, guardian or trustee in bankruptcy.

18 Any person becoming entitled by operation of law or otherwise to a share or shares in consequence of the death, incompetence or bankruptcy of any member may be registered as a member upon such evidence being produced as may reasonably be required by the directors. An application by any such person to be registered as a member shall for all purposes be deemed to be a transfer of shares of the deceased, incompetent or bankrupt member and the directors shall treat it as such.

19 Any person who has become entitled to a share or shares in consequence of the death, incompetence or bankruptcy of any member may, instead of being registered himself, request in writing that some person to be named by him be registered as the transferee of such share or shares and such request shall likewise be treated as if it were a transfer.

20 What amounts to incompetence on the part of a person is a matter to be determined by the court having regard to all the relevant evidence and the circumstances of the case.

ACQUISITION OF OWN SHARES

21 Subject to the provisions of the Act in this regard, the directors may, on behalf of the Company purchase, redeem or otherwise acquire any of the Company's own shares for such consideration as they consider fit, and either cancel or hold such shares as treasury shares. The directors may dispose of any shares held as treasury shares on such terms and conditions as they may from time to time determine. Shares may be purchased or otherwise acquired in exchange for newly issued shares in the Company.

22 No purchase, redemption or other acquisition of shares shall be made unless the directors determine that immediately after the purchase, redemption or other acquisition the Company will be able to pay its debts as they fall due and the value of the assets of the Company exceeds its liabilities.

23 Shares that the Company purchases, redeems or otherwise acquires pursuant to the preceding Regulation may be cancelled or held as treasury shares except to the extent that such shares are in excess of 80 percent of the issued shares of the Company in which case they shall be cancelled but they shall be available for reissue.

24 Subject to the provisions to the contrary in;

(a) the Memorandum of Association or these Articles;

(b) the designations, powers, preferences, rights, qualifications, limitations and restrictions with which the shares were issued; or

(c) the subscription agreement for the issue of the shares;

the Company may not purchase, redeem or otherwise acquire its own shares without the consent of members whose shares are to be purchased, redeemed or otherwise acquired.

MEETINGS OF MEMBERS

25 Any action required or permitted to be taken by the members must be effected at a duly called meeting (as described in Regulations 28, 29 and 30) of the members entitled to vote on such action and may not be effected by written resolution.

26 The directors may convene meetings of the members of the Company at such times and in such manner and places as the directors consider necessary or desirable, and they shall convene such a meeting upon the written request of members entitled to exercise at least fifty (50) percent of the voting rights in respect of the matter for which the meeting is requested.

27 An annual meeting of members for election of directors and for such other business as may come before the meeting shall be held each year at such date and time as may be determined by the directors.

28 Seven (7) days notice at the least specifying the place, the day and the hour of the meeting and general nature of the business to be conducted shall be given in the manner hereinafter mentioned to such persons whose names on the date the notice is given appear as members in the share register of the Company and are entitled to vote at the meeting.

29 The directors may fix the record date for determining those shares that are entitled to vote at the meeting.

30 Notwithstanding Article 28, a meeting of members held in contravention of the requirement to give notice is valid if members holding a ninety (90) percent majority of:

(a) the total voting rights on all the matters to be considered at the meeting; or

(b) the votes of each class or series of shares where members are entitled to vote thereon as a class or series together with an absolute majority of the remaining votes,

have waived notice of the meeting and, for this purpose, the presence of a member in person or by proxy at the meeting shall be deemed to constitute waiver on his part.

31 The inadvertent failure of the directors to give notice of a meeting to a member or the fact that a member has not received the notice, shall not invalidate the meeting.

32 A member shall be deemed to be present at a meeting of members if he participates by telephone or other electronic means and all members participating in the meeting are able to hear each other.

33 The following shall apply in respect of joint ownership of shares:

(a) if two or more persons hold shares jointly each of them may be present in person or by proxy at a meeting of members and may speak as a member;

(b) if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c) if two or more of the joint owners are present in person or by proxy they must vote as one.

PROCEEDINGS AT MEETINGS OF MEMBERS

34 No business shall be transacted at any meeting unless a quorum of members is present at the time when the meeting proceeds to business. Save as set out in Regulation 35 a quorum shall consist of the holder or holders present in person or by proxy entitled to exercise at least fifty
(50) percent of the voting rights of the shares of each class or series of shares entitled to vote as a class or series thereon and the same proportion of the votes of the remaining shares entitled to vote thereon.

35 If, within two hours from the time appointed for the meeting, a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the next business day at the same time and place or to such other time and place as the directors may determine, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the shares or each class or series of shares entitled to vote on the resolutions to be considered by the meeting, those present shall constitute a quorum but other wise the meeting shall be dissolved.

36 At every meeting the members present shall choose someone of their number to be the chairman (the "Chairman"). If the members are unable to choose a Chairman for any reason, then the person representing the greatest number of voting shares present at the meeting shall preside as Chairman failing which the oldest individual member present at the meeting or failing any member personally attending the meeting, the proxy present at the meeting representing the oldest member of the Company, shall take the chair.

37 At any meeting of members, only such business shall be conducted as shall have been brought before such meeting:

(a) by or at the direction of the Chairman of the Board of Directors (as defined in Regulation 84); or

(b) by any member who is a holder of record at the time of the giving of the notice provided for in Regulation 28 who is entitled to vote at the meeting and who complies with the procedures set out in Regulation 43.

38 The Chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

39 At any meeting a resolution put to the vote of the meeting shall be decided on a show of hands by a simple majority unless a poll is (before or on the declaration of the result of the show of hands) demanded:

(a) by the Chairman; or

(b) by any member present in person or by proxy and holding not less than one tenth of the total voting shares issued by the Company and having the right to vote at the meeting.

40 Unless a poll be so demanded, a declaration by the Chairman that a resolution has, on a show of hands been carried, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be sufficient evidence of the fact, without proof of the number or proportion of the votes recorded in favor of or against such resolution.

41 If a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand for a poll may be withdrawn.

42 In the case of an equality of votes, whether on a show of hands, or on a poll, the Chairman of the meeting at which the show of hands takes place, or at which the poll is demanded, shall be entitled to a second or casting vote.

43 For business to be properly brought to the annual meeting of members by a member, the member must have given timely written notice thereof, either by personal delivery or by prepaid registered post to the secretary of the Company
(the "Secretary") at the principal executive offices of the Company. To be timely, a member's notice must be received at the principal executive offices of the Company, not less than 120 days in advance of the first anniversary of the date that the Company's (or the Company's predecessor's) proxy statement was sent to members in connection with the previous year's annual meeting of members, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 calendar days earlier than the date of the prior year's annual meeting, notice by a member to be timely must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced (including by disclosure in a press release or in a document filed with the Securities and Exchange Commission). For the purposes of this Article 43, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within 30 days from original date shall be deemed, for purposes of notice, to be a continuation of the original meeting and no business may be brought before any reconvened meeting unless such timely notice of such business was given to the Secretary for the meeting as original scheduled. A member's notice to the Secretary shall set out as to each matter that the member wishes to be brought before the meeting of members:

(i) a brief description of the business desired to be brought before the meeting;

(ii) the name and address of record of the member proposing such business;

(iii) the class and number of shares of the Company which are beneficially owned by such member;

(iv) any material interest of such member in such business; and

(v) if the member intends to solicit proxies in support of such member's proposal, a representation to that effect.

44 Notwithstanding the a foregoing, nothing in Regulation 43 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of, the directors. The chairman of a meeting of members shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Regulation 44 and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. However, the notice requirements set out in Regulation 43 shall be deemed satisfied by a member if the member has notified the Company of his intention to present a proposal at a meeting of members and such member's proposal has been included in a proxy statement that has been distributed by, at the direction of, or on behalf of, the directors to solicit proxies for such meeting; provided that, if such member does not appear or send a qualified representative, as determined by the chairman of the meeting, to present such proposal at such meeting, the Company need not present such proposal for a vote at such meeting notwithstanding that proxies in respect of such vote may have been received by the Company.

VOTES OF MEMBERS

45 At any meeting of members whether on a show of hands or on a poll every holder of a voting share present in person or by proxy shall have one vote for every voting share of which he is the holder.

46 Subject to the Memorandum of Association or these Articles, an action that may be taken by members of the Company at a meeting of members may also be taken by a resolution of members consented to in writing or by telex, telegram, cable or other written electronic communication, without the need for any notice.

47 If a committee is appointed for any member who is of unsound mind, that member may vote by such committee.

48 Any person other than an individual which is a member of the Company may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company, and the person so authorised shall be entitled to exercise the same powers on behalf of the person which he represents as that person could exercise if it were an individual member of the Company.

49 Votes may be given either personally or by proxy.

50 The instrument appointing a proxy shall be produced at the place appointed for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

51 Subject to Article 53 below, an instrument appointing a proxy shall be in such form as the Chairman of the meeting shall accept as properly evidencing the wishes of the member appointing the proxy.

52 The instrument appointing a proxy shall be in writing under the hand of the appointer or in electronic form signed by the appointer unless the appointer is a corporation or other form of legal entity other than one or more individuals holding as joint owner in which case the instrument appointing a proxy shall be in writing under the hand of an individual duly authorised by such corporation or legal entity to execute the same. The
Chairman of any meeting at which a vote is cast by proxy so authorised may call for a notarially certified copy of such authority which shall be produced within seven days of being so requested failing which the vote or votes cast by such proxy shall be disregarded.

53 Directors of the Company may attend and speak with members of the Company and at any separate meeting of the holders of any class or series of shares in the Company.

54 No business of the Company shall be conducted at a meeting of members except in accordance with the provisions of these Regulations 34 to 55.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

55 Any corporation or other form of corporate legal entity which is a member of the Company may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the members or any class of members of the Company, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company.

(A) DIRECTORS

56 Subject to any subsequent amendment to change the number of directors, the number of the directors shall be not less than one or more than fifteen. Subject to the requirements of the Memorandum of Association, the directors may by a resolution of directors, amend this Regulation 57 to change the number of directors.

57 Subject to Regulation 57 to change the number of directors, the continuing directors may act, notwithstanding any casual vacancy in their body, so long as there remain in office not less than the prescribed minimum of directors duly qualified to act, but if the number falls below the prescribed minimum, the remaining directors shall not act except for the purpose of filling such vacancy.

58 The first director or directors shall be appointed by the registered agent of the Company. Thereafter, the directors shall be appointed by the members or the directors for such terms as the members or directors may determine and may be removed by a resolution of the majority of the members of the Company, being for the purposes of this Regulation 59 only, an affirmative vote of the holders of 66 2/3 percent or more of the outstanding votes of the shares entitled to vote thereon or by a resolution of directors .

59 Notwithstanding the provisions of Section 114 of the Act, each director holds office until his successor takes office or until his earlier death, resignation or removal by the members as per Regulation 59 or a resolution passed by the majority of the remaining directors.

60 A vacancy in the board of directors may be filled by a resolution of members or a resolution passed by the majority of the remaining directors.

61 A director shall not require a share qualification, but nevertheless shall be entitled to attend and speak at any meeting of the members and at any separate meeting of the holders of any class of shares in the Company. A director must be an individual.

62 A director, by writing under his hand deposited at the registered office of the Company, may from time to time appoint another director or another person to be his alternate. Every such alternate shall be entitled to be given notice of meetings of the directors and to attend and vote as a director at any such meeting at which the director appointing him is not personally present and generally at such meeting to have and exercise all the powers, rights, duties and authorities of the director appointing him. Every such alternate shall be deemed to be an officer of the Company and shall not be deemed to be an agent of the director appointing him. If undue delay or difficulty would be occasioned by giving notice to a director of a resolution of which his approval is sought in accordance with Article 92 his alternate (if any) shall be entitled to signify approval of the same on behalf of that director. The remuneration of an alternate shall be payable out of the remuneration payable to the director appointing him, and shall consist of such portion of the last mentioned remuneration as shall be agreed between such alternate and the director appointing him. A director by writing under his hand deposited at the registered office of the Company may at any time revoke the appointment of an alternate appointed by him.
If a director shall die or cease to hold the office of director, the appointment of his alternate shall thereupon cease and terminate.

63 The directors may, by resolution, fix the emolument of directors in respect of services rendered or to be rendered in any capacity to the Company. The directors may also be paid such travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the directors, or any committee of the directors or meetings of the members, or in connection with the business of the Company as shall be approved by resolution of the directors.

64 Any director who, by request, goes or resides abroad for any purposes of the Company, or who performs services which in the opinion of the Board go beyond the ordinary duties of a director, may be paid such extra remuneration
(whether by way of salary, commission, participation in profits or otherwise) as shall be approved by resolution of the directors.

65 The Company may pay to a director who at the request of the Company holds any office (including a directorship) in, or renders services to, any company in which the Company may be interested, such remuneration (whether by way of salary, commission, participation in profits or otherwise) in respect of such office or services as shall be approved by resolution of the directors.

66 (a) Nominations of persons for election to the Board of Directors shall be made only at a meeting of members and only:

(i)  by or at the direction of the directors; or

(ii) by a member entitled to vote for the election of directors who complies with the notice procedures set out below.

(b) Such nominations, other than those made by or at the direction of the directors, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a member's notice must be received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date that the Company's (or the Company's predecessor's) proxy statement was sent to members in connection with the previous year's annual meeting of members, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 calendar days earlier than the date of the prior year's annual meeting, notice by a member to be timely must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced (including by disclosure in a press release or in a document filed with the Securities and Exchange Commission).. For the purposes of this Regulation 67, any adjournment or postponement of the original meeting whereby the meeting will reconvene within 30 days from the original date shall be deemed for the purposes of this notice to be a continuation of the original meeting and no nominations by a member of persons to be elected directors of the Company may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date original scheduled. Each such notice shall set out

(i) the name and address of the member who intends to make the nomination and of the persons to be nominated.

(ii) a representation that the member is a holder of record of shares in the Company entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the persons specified in the notice;

(iii) a description of all arrangements or understandings between the member and each nominee and any other person (naming such person) pursuant to which the nominations are to be made by the member.

(iv) such other information regarding each nominee proposed by such member as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United
      States Securities and Exchange Commission, had each nominee been nominated, or intended to be nominated, by the directors;

(v) the consent of each nominee to serve as a director of the Company if so elected; and

(vi) if the member intends to solicit proxies in support of such member's nominees, a representation to that effect.

67 The office of director shall be vacated if the director:

(a) is removed from office by resolution of members; or

(b) is removed from office by resolution of the directors of the Company;

(c) becomes disqualified to act as a director under
    Section 111 of the Act;

(d) absent from meetings of the directors for six consecutive months without leave of the board of directors, provided that the directors shall have power to grant any director leave of absence for any or an indefinite period;

(e) if he dies; or

(f) if he becomes of unsound mind.

68 (a) A director may hold any other office or position of profit under the Company (except that of auditor) in conjunction with his office of director, and may act in a professional capacity to the Company on such terms as to remuneration and otherwise as the directors shall arrange.

(b) A director may be or become a director or officer of, or otherwise be interested in any company promoted by the Company, or in which the Company may be interested, as a member or otherwise and no such director shall be accountable for any remuneration or other benefits received by him as director or officer or from his interest in such other company.
The directors may also exercise the voting powers conferred by the shares in any other company held or owned by the Company in such manner in all respects as they think fit, including the exercise thereof in favour of any resolutions appointing them, or of their number, directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company. A director may vote in favour of the exercise of such voting rights in the manner aforesaid notwithstanding that he may be, or be about to become, a director or officer of such other company, and as such in any other manner is, or may be, interested in the exercise of such voting rights in the manner aforesaid.

(c) No director shall be disqualified by his office from contracting with the Company either as a vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any director shall be in any way interested be voided, nor shall any director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement, by reason of such director holding that office or by reason of the fiduciary relationship thereby established, provided the procedure in Regulation 69 (d) below is followed.

(d) A director of the Company shall, immediately after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose such interest to the board of directors.

(e) A director of the Company is not required to comply with Regulation 69 (d) above if:

(i) the transaction or proposed transaction is between the director and the Company; and

(ii) the transaction or proposed transaction is or is to be entered into in the ordinary course of the Company's business and on usual terms and conditions.

(f) For the purposes of Regulation 69(d) above, a disclosure to the board to the effect that a director is a member, director, officer or trustee of another named company or other person and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that company or person, is a sufficient disclosure of interest in relation to that transaction.

(g) Subject to Section 125(1) of the Act, the failure by a director to comply with Regulation 69(d) does not affect the validity of a transaction entered into by the director or the Company.

OFFICERS

69 The directors of the Company may, by resolution of directors, appoint officers of the Company at such times as shall be considered necessary or expedient, and such officers may consist of a President, one or more Vice
Presidents, a Secretary, and a Treasurer and/or such other officers as may from time to time be deemed desirable. The officers shall perform such duties as shall be prescribed at the time of their appointment subject to any modifications in such duties as may be prescribed by the directors thereafter, but in the absence of any specific allocation of duties it shall be the responsibility of the President to manage the day to day affairs of the Company, the Vice Presidents to act in order of seniority in the absence of the President, but otherwise to perform such duties as may be delegated to them by the President, the Secretary to maintain the registers, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the Treasurer to be responsible for the financial affairs of the Company.

70 Any person may hold more than one office and no officer need be a director or member of the Company. The officers shall remain in office until removed from office by the directors, whether or not a successor is appointed.

71 Any officer who is a body corporate may appoint any person its duly authorised representative for the purpose of representing it and of transacting any of the business of the officers.

(B) MANAGING DIRECTORS

72 The directors may from time to time and by resolution of directors appoint one or more of their number to be a managing director or joint managing director and may, subject to any contract between him or them and the Company, from time to time terminate his or their appointment and appoint another or others in his or their place or places.

73 A director appointed in terms of the provisions of Regulation 75 to the office of managing director of the Company may be paid, in addition to the remuneration payable in terms of Regulation 66, such remuneration not exceeding a reasonable maximum in each year in respect of such office as may be determined by a disinterested quorum of the directors.

74 The directors may from time to time, by resolution of directors, entrust and confer upon a managing director for the time being such of the powers and authorities vested in them as they think fit, save that no managing director shall have any power or authority with respect to the matters requiring a resolution of directors under the Act.

POWERS OF DIRECTORS

75 The business of the Company shall be managed by the directors who may pay all expenses incurred preliminary to and in connection with the formation and registration of the Company, and may exercise all such powers of the Company necessary for managing and for directing and supervising, the business and affairs of the Company as are not by the Act or by these Articles required to be exercised by the members subject to any delegation of such powers as may be authorised by these Articles and permitted by the Act and to such requirements as may be prescribed by resolution of the members, but no requirement made by resolution of the members shall prevail if it be inconsistent with these Articles nor shall such requirement invalidate any prior act of the directors which would have been valid if such requirement had not been made.

76 The board of directors may entrust to and confer upon any director or officer any of the powers exercisable by it upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke, withdraw, alter or vary all or any of such powers. Subject to the provisions of Section 110 of the Act, the directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit. Any committees so formed shall in the exercise of powers so delegated conform to any regulations that may be imposed on it by the directors or the provisions of the Act.

77 The directors may from time to time by power of attorney appoint any company, firm or person or body of persons to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles) and for such period and subject to such conditions as the directors think fit.

78 Any director who is a body corporate may appoint any person its duly authorised representative for the purpose of representing it at meetings of the directors and of transacting any of the business of the directors.

79 All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be, in such manner as the directors shall from time to time by resolution determine.

80 The directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertakings and property, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

81 The continuing directors may act notwithstanding any vacancy in their body, save that if the number of directors shall have been fixed at two or more persons and by reason of vacancies having occurred in the board of directors there shall be only one continuing director, he shall be authorised to act alone only for the purpose of appointing another director.

PROCEEDINGS OF DIRECTORS

82 The meetings of the board of directors and any committee thereof shall be held at such place or places as the directors shall decide.

83 The directors may elect a chairman (the "Chairman of the Board of Directors") of their meeting and determine the period for which he is to hold office. If no such Chairman of the Board of Directors is elected, or if at any meeting the Chairman of the Board of Directors is not present at the time appointed for holding the meeting, the directors present may choose one of their number to be Chairman of the Board of Directors for the meeting. If the directors are unable to choose a Chairman of the Board of Directors, for any reason, then the oldest director present at the meeting shall preside as the Chairman of the Board of Directors.

84 The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality in votes the Chairman shall have a second or casting vote. A director may at any time summon a meeting of the directors. If the Company shall have only one director, the provisions hereinafter contained for meetings of the directors shall not apply but such sole director shall have full power to represent and act for the Company in all matters and in lieu of minutes of a meeting shall record in writing and sign a note of memorandum of all matters requiring a resolution of the directors. Such note or memorandum shall constitute sufficient evidence of such resolution for all purposes.

85 A director shall be given not less than three (3) days notice of a meeting of the directors.

86 Notwithstanding Regulation 88, a meeting of directors held in contravention of Regulation 884 is valid if a majority of the directors, entitled to vote at the meeting, have waived the notice of the meeting; and, for this purpose, the presence of a director at the meeting shall be deemed to constitute waiver on his part.

87 The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice shall not invalidate the meeting.

88 A meeting of the directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-half of the total number of directors unless there are only 2 directors in which case the quorum shall be 2.

89 If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall be dissolved.

90 Any one or more members of the board of directors or any committee thereof may participate in a meeting of such board of directors or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participating by such means shall constitute presence in person at a meeting.

91 A resolution approved by a majority of the directors for the time being entitled to receive notice of a meeting of the directors or of a committee of the directors and taking the form of one or more documents in writing or by telefax or other written or electronic communication shall be as valid and effectual as if it had been passed at a meeting of the directors or of such committee duly convened and held, without the need for any notice.

COMMITTEES

92 The directors may, by resolution of directors, designate one or more committees, each consisting of one or more directors.

93 Each committee of directors has such powers and authorities of the directors, including the power and authority to affix the Seal, as are set forth in the resolution of directors establishing the committee, except that no committee has any power or authority to amend the Memorandum of Association or these Articles, to appoint directors or fix their emoluments or to appoint officers or agents of the Company.

94 The meeting and proceedings of each committee of directors consisting of 2 or more directors shall be governed mutatis mutandis by the provisions of these Articles regulating the proceedings of directors so far as the same are not superseded by any provisions in the resolution establishing the committee.

(ii)  INDEMNITY

95 Subject to the provisions of the Act, the Company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

  (a) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company; or

  (b) is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

(b) CONFLICT OF INTERESTS

96 No agreement or transaction between the Company and one or more of its directors or any person in which any director has a financial interest or to whom any director is related, including as a director of that other person, is void or voidable for this reason only or by reason only that the director is present at the meeting of directors or at the meeting of the committee of directors that approves the agreement or transaction or that the vote or consent of the director is counted for that purpose if the material facts of the interest of each director in the agreement or transaction and his interest in or relationship to any other party to the agreement or transaction are disclosed in good faith or are known by the other directors.

97 A director who has an interest in any particular business to be considered at a meeting of directors or members may be counted for purposes of determining whether the meeting is duly constituted.

SEAL

98 The directors shall provide for the safe custody of the common seal (if any) of the Company. The common seal when affixed to any instrument except as provided in Regulation 2, shall be witnessed by a director or officer of the Company or any other person so authorised from time to time by the directors. The directors may provide for a facsimile of the common seal and approve the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the common seal has been affixed to such instrument and the same had been signed as hereinbefore described.

(c) DISTRIBUTIONS

99 Subject to the provisions of the Act, the directors of a Company may, by resolution, authorise a distribution by the Company at a time, and of an amount, and to any members they think fit if they are satisfied, on reasonable grounds, that the Company will, immediately after the distribution, satisfy the solvency test as stipulated in Section 56 of the Act.

100 Subject to the rights of the holders of shares entitled to special rights as to distributions, all distributions shall be declared and paid according to the par value of the shares in issue, excluding those shares which are held by the Company as Treasury Shares at the date of declaration of the distribution.

101 The directors may, before recommending any distribution, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at their discretion, either be employed in the business of the Company or be invested in such investments as the directors may from time to time think fit.

102 If several persons are registered as joint holders of any share, any of them may give effectual receipt for any distribution or other monies payable on or in respect of the share.

103 Notice of any distribution that may have been declared shall be given to each member in manner hereinafter mentioned and all distributions unclaimed for three years after having been declared may be forfeited by the directors for the benefit of the Company.

104 No distribution shall bear interest against the Company and no distribution shall be paid on treasury shares or shares held by another company of which the Company holds, directly or indirectly, shares having more than 50 percent of the vote in electing directors.

105 A share issued as a distribution by the Company shall be treated for all purposes as having been issued for money equal to the surplus that is transferred to capital upon the issue of the share.

(d)COMPANY RECORDS

106 The Company shall keep records that:

(a) are sufficient to show and explain the Company's transactions; and

(b) will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

107 The Company shall keep:

(a) minutes of all meetings of:

  (i)   directors,

  (ii)  members,

  (iii) committees of directors, and

  (iv)  committees of members;

(b) copies of all resolutions consented to by:

  (i)   directors,

  (ii)  members,

  (iii) committees of directors, and

  (iv)  committees of members;

(c) an imprint of the common seal at the registered office of the Company.

108 The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the directors may determine:

(a) minutes of meetings and resolutions of members and of classes of members maintained in accordance with Regulation 110 ; and

(b) minutes of meetings and resolutions of directors and committees of directors maintained in accordance with Regulation 110 .

109 The Company shall keep the following documents at the office of its registered agent:

(a) the Memorandum of Association and Articles of the Company;

(b) the register of members maintained in accordance with Regulation 115 or a copy of the register of members;

(c) the register of directors maintained in accordance with Regulation 115 or a copy of the register of directors;

(d) copies of all notices and other documents filed by the Company in the previous ten years; and

(e) a copy of the register of charges kept by the Company pursuant to Section 162(1) of the Act.

110 (a) Where the Company keeps a copy of the register of members or the register of directors at the office of its registered agent, it shall

(i) within 15 days of any change in the register, notify the registered agent, in writing, of the change; and

(ii)provide the registered agent with a written record of the physical address of the place or places at which the original register of members or the original register of directors is kept.

(b) Where the place at which the original register of members or the original register of directors is changed, the Company shall provide the registered agent with the physical address of the new location of the records within 14 days of the change of location.

111 The Company shall keep a register to be known as a register of directors containing the names and addresses of the persons who are directors of the Company, the date on which each person whose name is entered in the register was appointed as a director of the Company, the date on which each person named as a director ceased to be a director of the Company, and such other information as may be prescribed.

112 The Company shall maintain an accurate and complete register of members showing the full names and addresses of all persons holding registered shares in the Company, the number of each class and series of registered shares held by such person, the date on which the name of each member was entered in the register of members and where applicable, the date such person ceased to hold any registered shares in the Company.

113 The records, documents and registers required by Articles
108 to 114 inclusive shall be open to the inspection of the directors at all times.

114 The directors shall from time to time determine whether and to what extent and at what times and places and under what conditions the records, documents and registers of the Company or any of them shall be open to the inspection of members not being directors, and no member
(not being a director) shall have any right of inspecting any records, documents or registers of the Company except as conferred by the Act or authorised by resolution of the directors.

(i) AUDIT

115 The members may by resolution call for the accounts of the Company to be examined by an auditor.

116 The directors may be resolution determine the audit committee to be appointed by them at such remuneration as may from time to time be agreed, to be solely responsible for selecting the independent accountants to audit the Company's financial records.

117 The Company may by resolution of members call for the directors to prepare periodically a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for the financial period and a true and fair view of the state of affairs of the Company as at the end of the financial period.

118 The auditor may be a member of the company but no director or officer shall be eligible during his continuance in office.

119 Every auditor of the Company shall have a right of access at all times to the books of accounts of the Company, and shall be entitled to require from the officers of the Company such information and explanations as he thinks necessary for the performance of his duties.

120 The report of the auditor shall be annexed to the accounts upon which he reports, and the auditor shall be entitled to receive notice of, and to attend, any meeting at which the Company's audited Profit and Loss Account and Balance Sheet is to be presented.

(ii) NOTICES

121 Any notice, information or written statement required to be given to members shall be served by mail addressed to each member at the address shown in the share register.

122 All notices directed to be given to the members shall, with respect to any registered shares to which persons are jointly entitled, be given to whichever of such persons is named first in the share register, and notice so given shall be sufficient notice to all the holders of such shares.

123 Any notice, if served by post, shall be deemed to have been served within five days of posting, and in proving such service it shall be sufficient to prove that the letter containing the notice was properly addressed and mailed with the postage prepaid.

(iii) PENSION AND SUPERANNUATION FUND

124 The directors may establish and maintain or procure the establishment and maintenance of any non-contributory or contributory pension or superannuation funds for the benefit of, and give or procure the giving of donations, gratuities, pensions, allowances or emoluments to any persons who are or were at any time in the employment or service of the Company or any company which is a subsidiary of the Company or is allied to or associated with the Company or with any such subsidiary, or who are or were at any time directors or officers of the Company or of any such other company as aforesaid or who hold or held any salaried employment or office in the Company or such other company, or any persons in whose welfare the Company or any such other company as aforesaid is, or has been at any time, interested, and to the wives, widows, families and dependents of any such persons, and make payments for or towards the insurance of such persons as aforesaid, and may do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid. A director holding any such employment or office shall be entitled to participate in and retain for his own benefit any such donation, gratuity, pension, allowance or emolument.

(iv) WINDING UP

125 The Company may be voluntarily liquidated under Part XII of the Act if it has no liabilities and it is able to pay its debts as they become due. If the Company shall be wound up, the liquidator may, in accordance with a resolution of members, divide amongst the members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purpose set such value as he deems fair upon any such property to be divided as aforesaid and may determine how such division shall be carried out as between the members or different classes of members. The liquidator may vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributors as the liquidator shall think fit, but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.

AMENDMENT TO ARTICLES

126 The Company may alter or modify the conditions contained in these Articles as originally drafted or as amended from time to time by a resolution of the directors or the members.

CONTINUATION

127 The Company may by resolution of members or by a resolution passed unanimously by all directors of the
Company continue as a company incorporated under the laws
of a jurisdiction outside the British Virgin Islands in
the manner provided under those laws.
We,
______________________________________________________________
______________________________________________________________
________________________________________________ in our
capacity as registered agent for the Company hereby apply to the Registrar for the incorporation of the Company this _____ day of ________ 2007.

Incorporator
_______________________________
_______________________________
Authorised Signatory
________________________

================================================================

ANNEX E

TONGXIN INTERNATIONAL LTD.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Tongxin International Ltd.(the
"Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company's independent auditor and prepare any reports required of the Committee under rules of the Securities and Exchange Commission ("SEC").

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.   ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of the Nasdaq Stock Market, provided that one director who does not meet the independence criteria of Nasdaq, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the "exceptional and limited circumstances" exceptions as provided under the rules of Nasdaq. In addition, the Committee shall not include any member who:

* has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three (3) years; or

* accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board; or

* is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of the Nasdaq Stock Market.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities.

The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Nominating and Corporate
Governance Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management to review the Company's financial statements and financial reports.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.   COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall:

A.    Oversight of the Company's Independent Auditor

1. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

1.	Periodically review and discuss with the independent
auditor (i) the matters required to be discussed by Statement on Auditing Standards No.61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence
Standards Board Standard No.1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor's objectivity and independence and (z) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

3. Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

4. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee's responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting.

5. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

6. Approve as necessary the termination of the engagement of the independent auditor.

7. Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

8. Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement, any "management" or"internal control"letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, orany other material written communication provided by the independent auditor to the Company's management.

9. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B.    Review of Financial Reporting, Policies and Processes

1. Review and discuss with management and the independent auditor the Company's annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements.

3. Review and discuss with management and the independent auditor the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's periodic reports.

4. Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including any "pro forma" or adjusted financial information.

5. Periodically meet separately with management and with the independent auditor.

6. Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

7. Review with management its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), review with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation.

8. To the extent that it deems appropriate, review with management its evaluation of the Company's procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports ("Disclosure Controls"), and consider whether any changes are appropriate in light of management's evaluation of the effectiveness of such Disclosure Controls.

9. Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company's financial results and operations, as well as the disclosure regarding such transactions and structures in the Company's public filings.

10. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

11. Review any special audit steps adopted in light of material control deficiencies.

C.    Risk Management, Related Party Transactions, Legal
Compliance and Ethics

1. Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material that involves management or other employees who have a significant role in the Company's Internal Controls.

2. Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4. In consultation with the Nominating and Corporate Governance Committee, consider and present to the Board for adoption a Code of Conduct for all employees and directors, which meets the requirements of Item 406 of the SEC's Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Conduct. Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

5. As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company's Code of Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

6. Discuss with management and the independent auditor any c orrespondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

7. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

8. Regularly report to the Board on the Committee's activities, recommendations and conclusions.

9. Review and reassess the Charter's adequacy at least annually.

=================================================================

ANNEX F

TONGXIN INTERNATIONAL LTD.
CODE OF CONDUCT AND POLICY
REGARDING REPORTING OF POSSIBLE VIOLATIONS

Tongxin International Ltd. (the "Company") is committed to being a good corporate citizen. The Company's policy is to conduct its business affairs honestly and in an ethical manner. This Code of Conduct ("Code") provides a general statement of the expectations of the Company regarding the ethical standards that each director, officer and employee should adhere to while acting on behalf of the Company. It does not cover every issue that may arise, but it sets out basic principles to guide all employees, officers and directors of the Company. All of our employees, officers and directors must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. This Code of Conduct applies to all officers, full and part time employees, contract workers, directors and anyone who conducts business with the
Company. Conduct in violation  of  this  policy  is   unacceptable
in the workplace and in any work-related setting outside the workplace. Any employee or contract worker who violates this Code will be subject to disciplinary action, up to and including termination of his/her employment or engagement.

Compliance with Laws

You must comply with all federal, state and local laws applicable to your activities on behalf of the Company and shall perform your duties to the Company in an honest and ethical manner. If a law conflicts with a policy in this Code, you must comply with the law; however, if a local custom or policy conflicts with this Code, you must comply with the Code. If you have any questions about these conflicts, you should ask your supervisor or the General Counsel's office how to handle the situation.

Conflicts of Interest

You should avoid situations in which your personal, family or financial interests conflict or even appear to conflict with those of the Company or compromise its interests. You should handle all actual or apparent conflicts of interest between your personal and professional relationships in an honest and ethical manner. Conflicts are not always clear-cut. Examples of actual or potential conflicts of interest are set forth on Appendix A. A "conflict of interest" exists when a person's private interest interferes in any way with the interests of the Company. A conflict situation can arise when an employee, officer or director takes action or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or a member of his or her family receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, employees and their family members may create conflicts of interest.

It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on the Company's behalf. In addition, employees, officers and directors are prohibited from taking for
themselves   personally any opportunities  that  are  discovered
through the use of corporate property, information or position, except with the consent of the Board of Directors. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. If you become aware of a conflict or potential conflict of interest, contact your own or any other Company supervisor for further guidance.

Disclosure

It is of paramount  importance  to the Company that all
disclosure in documents filed by the Company with the Securities and Exchange Commission or in other public communications by the Company is full, fair, accurate, timely and understandable. All officers, directors, employees and contract
workers must take  all  steps   necessary   to  assist  the
Company  in   fulfilling   these responsibilities,  consistent
with each person's role in the Company. You should give prompt, accurate answers to all inquiries in connection with the Company's preparation of public disclosures and reports.

Code of Ethics for Senior Officers

The Company's Chief Executive Officer, the Chief Financial Officer and the Controller (the "Senior Officers") each bear a special responsibility for promoting integrity throughout the Company. Furthermore, the Senior Officers have a responsibility to foster a culture throughout the Company as a whole that ensures the fair and timely reporting of the Company's results of operation and financial condition and other financial information.

Because of this special role, the Senior Officers are bound by the following Senior Officer Code of Ethics, and each agrees that he or she will:

* Perform his or her duties in an honest and ethical manner.

* Handle all actual or apparent conflicts of interest between his or her personal and professional relationships in an ethical manner.

* Take all necessary actions to ensure full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, government agencies and in other public communications.

* Company with all applicable laws, rules and regulations of federal, state and local governments.

* Proactively promote and be an example of ethical behavior in the work environment.

Reporting and Compliance

If you become aware of conduct by an officer, director, employee or contract worker which you believe in good faith is a potential violation of this Code of Conduct, you should notify you're own or any other Company supervisor, the Chief Executive Officer, the General Counsel or the Chief Financial Officer as soon as possible. You should also report any complaint or concern regarding the Company's accounting, internal accounting controls, or auditing matters, or any concerns regarding questionable accounting or auditing matters. Supervisors are required to refer all reports of possible violations to the Chief Executive Officer, the General Counsel, the Chief Financial Officer or the Chair of the Audit Committee.

Alternatively, if you wish to report such matters anonymously, you may mail a description of the concern or complaint to the attention of the General Counsel, the Chief Financial Officer or the Chair of the Audit Committee, at the following address:

401 South Old Woodward, Suite 450
Birmingham, MI 48009

Persons outside the Company may also report complaints or concerns the Company personnel; such matters should be reported promptly on receipt to your own or any other Company supervisor, the Chief Executive Officer, the General Counsel, the Chief Financial Officer, or the Audit Committee Chair. Supervisors are required to report such matters as noted above.

All reports of complaints or concerns shall be recorded in a log, indicating the description of the matter reported, the date of the report and a brief summary of the disposition. The log shall be maintained by the General Counsel and shall be reviewed periodically with the Audit Committee. This log shall be retained for five years.

Allegations of violations of the Code should be made only in good faith and not to embarrass or put someone in a false light. If you become aware of a suspected or potential violation don't try to investigate or resolve it on your own. Prompt disclosure under this Code is vital to ensuring a timely and thorough investigation and resolution. You are expected to cooperate in internal or external investigations or alleged violations of the Code.

In response to every report made in good faith of conduct potentially in violation of the Code of Conduct, the Company will undertake an effective and thorough investigation, and if improper conduct is found, the Company will take appropriate disciplinary and remedial action. Compliance procedures are set forth in Appendix B to this Code. The Company will attempt to keep its discussions with any person reporting a violation confidential to the extent reasonably possible without compromising the effectiveness of the investigation. If you believe your report is not properly explained or resolved, you may take your concern or complaint to the Audit Committee of the Board of Directors.

Employees and contract workers are protected by law from retaliation for reporting possible violations of this Code of Conduct or for participating in procedures connected with an investigation, proceeding or hearing conducted by the Company or a government agency with respect to such complaints. The Company will take disciplinary action up to and including the mmediate termination of any employee or contract worker who retaliates against another employee or contract worker for reporting any of these alleged activities.

Further Information

Please contact the Chief Executive Officer, the General Counsel or the Chief Financial Officer if you have any questions about this Code or require further information.

The most current version of this Code will be posted on the Company's website and filed as an exhibit to the Company's Annual Report on Form 10-K. Any substantive amendment or waiver of this Code may be made only by the Board of Directors upon a recommendation of the Audit Committee, and will be disclosed, including the reasons for such action, on the Company's website and by a filing with the Securities and Exchange Commission on Form 8-K within four days of such action. The Company will maintain disclosure about such amendment or waiver on the website for at least twelve months and shall retain the disclosure concerning the action for at least 5 years.

APPENDIX A

The following are examples of actual or potential conflicts:

* you, or a member of your family, receive improper personal benefits as a result of your position in the Company;

* you use Company's property for your personal benefit;

* you engage in activities that interfere with your loyalty to the Company

* or your ability to perform Company duties or responsibilities effectively;

* you, or a member of your family, have a financial interest in a customer, supplier, or competitor which is significant enough to cause divided loyalty with the Company or the appearance of divided loyalty
  (the significance of a financial interest depends on many factors, such as size of investment in relation to your income, net worth and/or financial needs, your potential to influence decisions that could impact your interests, and the nature of the business or level of competition between the Company and the supplier, customer or competitor);

* you, or a member of your family, acquire an interest in property (such as real estate, patent or other intellectual property rights or securities) in which you have reason to know the Company has, or might have, a legitimate interest;

* you, or a member of your family, receive a loan or a guarantee of a loan from a customer, supplier or competitor (other than a loan from a financial institution made in the ordinary course of business and on an arm's-length basis);

* you divulge or use the Company's confidential information - such as financial data, customer information, or computer programs - for your own personal or business purposes;

* you make gifts or payments, or provide special favors, to customers, suppliers or competitors (or their immediate family members) with a value significant enough to cause the customer, supplier or competitor to make a purchase, or take or forego other action, which is beneficial to the Company and which the customer, supplier or competitor would not otherwise have taken; or

* you are given the right to buy stock in other companies or you receive cash or other payments in return for promoting the services of an advisor, such as an investment banker, to the Company.

APPENDIX B

COMPLIANCE PROCEDURES

* Compliance Officer. The Corporate Compliance Officer is the General Counsel, or in the absence of such person, the Chief Financial Officer. The Compliance
  Officer's responsibility is to ensure communication, training, monitoring, and overall compliance with the Code. The Compliance Officer will, with the assistance and cooperation of the Company's officers, directors and managers, foster an atmosphere where employees are comfortable in communicating and reporting concerns and possible Code violations.

* Access to the Code. The Company shall ensure that employees, officers and directors may access the Code on the Company's website. New employees will receive a copy of the Code as part of their new hire information.

* Monitoring. Managers are the "go to" persons for employee questions and concerns relating to the Code.
  Managers or supervisors will immediately report any violations or allegations of violations to the Compliance Officer. Managers will work with the Compliance Officer in assessing areas of concern, potential violations, any needs for enhancement of the Code or remedial actions to affect the Code's policies and overall compliance with the Code and other related policies.

* Internal Investigation. When an alleged violation of the Code is reported, the Company shall take prompt and appropriate action in accordance with the law and regulations and otherwise consistent with good business practice. If the suspected violation appears to involve either a possible violation of law or an issue of significant corporate interest, or if the report involves a complaint or concern of any person, whether employee, a stockholder or other interested person regarding the Company's financia disclosure, internal accounting controls, questionable auditing or accounting matters or practices or other issues relating to the Company's accounting or auditing, then the manager or investigator should immediately notify the Compliance Officer, who, in turn, shall notify the Chair of the Audit Committee. If a suspected violation involves any director or executive officer or if the suspected violation concerns any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls, any person who received such report should immediately report the alleged violation to the Compliance Officer and, in every such case, the Chair of the Audit Committee. The Compliance Officer or the Chair of the Audit Committee, as applicable, shall assess the situation and determine the appropriate course of action,including the conduct of an investigation as appropriate.

* Disciplinary Actions. Subject to the following sentence, the Compliance Officer, after consultation with the Vice President of Human Resources,shall be responsible for implementing the appropriate disciplinary action in accordance with the Company's policies and procedures for any employee who is found to have violated the Code?
  If a violation has been reported to the Audit Committee or another committee of the Board, that Committee shall be responsible for determining appropriate disciplinary action. Any violation of applicable law or any deviation from the standards embodied in this Code will result in disciplinary action, up to and including termination of employment. In addition to imposing discipline upon employees involved in non-compliant conduct, the Company also will impose discipline, as appropriate,upon an employee's supervisor, if any, who directs or approves such employees' improper actions, or is aware of those actions but does not act appropriately to correct them,and upon other individuals who fail to report known non-compliant conduct. In addition toimposing its own discipline, the Company will bring any violations of law to the attention of appropriate law enforcement personnel.

* Retention of Reports and Complaints. All reports and complaints made to or received by the Compliance Officer or the Chair of the Audit Committee relating to violations of this Code shall be logged into a record maintained for this purpose by the Compliance Officer and this record of such report shall be retained for five years.

* Required Government Reporting. Whenever conduct occurs that requires a report to the government, the Compliance
  Officer shall be responsible for complying with such reporting requirements.

* Corrective Actions. Subject to the following sentence, in the event of a violation of the Code, the manager and the Compliance Officer should assess the situation to determine whether the violation demonstrates a problem that requires remedial action as to Company policies and procedures.
  If a violation has been reported to the Audit Committee or another committee of the Board, that committee shall be responsible for determining appropriate remedial or corrective actions. Such corrective action may include providing revised public disclosure, retraining Company employees, modifying Company policies and procedures, improving monitoring of compliance under existing procedures and other action necessary to detect similar non-compliant conduct and prevent it from occurring in the future. Such corrective action shall be documented, as appropriate.

===============================================================

ANNEX G

TONGXIN INTERNATIONAL
CHARTER OF THE NOMINATING AND GOVERNANCE
COMMITTEE OF THE BOARD OF DIRECTORS

I. STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Nominating and Corporate Governance Committee (the
"Committee") of the Board of Directors (the "Board") of
Tongxin International (the "Company") and the manner in which those responsibilities shall be performed,including its structure, processes and membership requirements.

The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and
(vi) provide oversight in the evaluation of the Board and each committee.

II.ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of three or more directors, each of whom shall satisfy the independence requirements established by the rules of Nasdaq, provided that one director who does not meet the independence criteria of Nasdaq may, subject to the approval of the Board, serve on the Committee pursuant to, and subject to the limitation under, the "exceptional and limited circumstances" exception as provided under the rules of Nasdaq.

The members of the  Committee  shall be  appointed  by
the Board and shall serve until their  successors  are
duly elected and  qualified or their  earlier resignation
or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.
The  Committee  may,  from  time  to  time,   delegate
duties or responsibilities to subcommittees or to one member of the Committee.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III.MEETINGS

The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.COMMITTEE AUTHORITY AND RESPONSIBILITY

To fulfill its responsibilities and duties hereunder, the Committee shall:

A. Nominating Functions

1. Evaluate and select, or recommend to the Board,director nominees for each election of directors,except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

2. Determine criteria for selecting new directors,including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

3. Consider any nominations of director candidates validly made by stockholders.

4. Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

5. Review and make  recommendations to the Board concerning
Board and committee compensation.

B. Corporate Governance Functions

1. Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, the corporate governance principles applicable to the Company. Such principles shall include, at a minimum, director qualification standards, director responsibilities, committee responsibilities,director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

2. In consultation with the Audit Committee, consider and present to the Board for adoption a Code of Conduct applicable to all employees and directors, which meets the requirements of Item 406 of the SEC's Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Conduct, review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

3. Review,at least annually,the Company's compliance with the Nasdaq corporate governance listing requirements,and report to the Board regarding the same.

4. Assist the Board in developing criteria for the evaluation of Board and committee performance.

5. Evaluate the Committee's own performance on an annual basis.

6. If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

7. Review and recommend to the Board changes to the Company's bylaws as needed.

8. Develop orientation materials for new directors and corporate governance-related continuing education for all Board members.

9. Make regular reports to the Board regarding the foregoing.

10. Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

11. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law,as the Committee or the Board deems necessary or appropriate.

================================================================

ANNEX H

DELAWARE GENERAL CORPORATION LAW-SECTION 262 APPRAISAL RIGHTS

SS. 262. APPRAISAL RIGHTS

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof,solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264
of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders;
and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b.
and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective;or

(2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice,demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections
(a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof,whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights.
The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock.
The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

==================================================================

ANNEX I

ASIA AUTOMOTIVE ACQUISITION CORPORATION

PERFORMANCE ORIENTED EARN-OUT AGREEMENT

This PERFORMANCE ORIENTED EARN-OUT AGREEMENT (the "Agreement"), is entered into as of ______________, 2007 by and between ASIA AUTOMOTIVE ACQUISITION CORPORATION, a public company in the United States ("Party A", or the "Company") and the executives listed on Schedule A hereto ("Party B", or the "Executives"). The Company and Executives are referred to collectively as the "Parties".

RECITALS

WHEREAS THE COMPANY SHALL EMPLOY THE EXECUTIVES FOR A PERIOD OF ONE (1) YEAR STARTING FROM THE DATE OF THIS AGREEMENT, AND THE COMPANY AGREES TO PROVIDE EARN-OUT SHARE PAYMENTS TO THE EXECUTIVES ACCORDING TO THE BUSINESS PERFORMANCE OF Hunan TX Enterprise Co., Ltd. ("TX CHINA"), THE PARTIES AGREE AS FOLLOWS:

AGREEMENT

1. Issuance of Incentive Shares

(1) If the Company achieves or exceeds the Targeted After-Tax Profit of the 2007 financial year (as defined in Article
2), the Executives or the persons designated by the Executives shall receive, and AAAC shall issue and deliver, two million (2,000,000) shares of the Company's common stock to the Executives within 30 days following the date of filing of the audit of financial statement for the 2007 financial year, with no consideration paid by the Executives ("Incentive Shares");

(2) The Executives may distribute the Incentive Shares among them at their sole discretion;

(3) In the event that the Company does not achieve the Targeted After-Tax Profit for the 2007 financial year, the Company shall not issue any common stock to the Executive with no consideration.

2. Targeted After-Tax Profit

The Company's Targeted After-Tax Profit for the 2007 financial year shall be US$9,500,000 ("Targeted After-Tax Profit"). Such amount shall be exclusive of all one time charges or expenses associated with the acquisition transaction between the Company and TX China, including but not limited to US GAAP audit fees, consulting fees, legal service fees, and non-cash expenses (if any) incurred from the granting of 2,000,000 Incentive Shares, 4,500,000 shares of employment stocks and 2,000,000 conditional shares as stipulated in the Key Employees Employment Agreement to its key employees(the above fees, expenses and all the shares issued to the key employees are collectively referred to as "Transaction Expenses").

Targeted After-Tax Profit=FY2007 After-Tax Profit + Transaction Expenses "FY2007 After-Tax Profit" shall mean the consolidated after-tax profit of TX China and its wholly owned subsidiaries audited in accordance with US GAAP for the 2007 financial year.

3. Disposal of the Incentive Shares

Each of the Executives, at his sole discretion, may receive the Incentive Shares, and may assign, sell, transfer, delegate or otherwise dispose of, or abandon the Incentive Shares issued to him.

4. Responsibilities of the Executives

Each of the Executives shall perform all services appropriate to that position as well as such other services as may reasonably be assigned by the Company, including serving in TX China. Each of the Executives shall devote his best efforts and full time attention to the performance of his duties. The Executives shall report to the Chief Executive Officer of the Company.

5. Termination of the Performance-Oriented Incentive

Within 30 days following the date of filing of the audit of financial statement for the 2007 financial year, if one of Executives quits, his right to receive the Incentive Shares shall be terminated when he ceases to be the Company's employee. The other Executives' rights under this Agreement shall not be adversely affected.

6. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the People's Republic of China.

7. Dispute Resolution

(a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through consultation. Such consultation shall begin immediately after one Party hereto has delivered to the other Party hereto a written request for such consultation. If within thirty (30) days following the date on which such notice is given the dispute cannot be resolved, the dispute shall be submitted to arbitration upon the request of any Party with notice to the others.

(b) The arbitration shall be conducted in Hong Kong by the Hong
Kong International Arbitration Center in accordance with its arbitration rules then in effect. The arbitration proceedings shall be conducted in Chinese.

(c) The award of the arbitration tribunal shall be final and binding upon the disputing Parties, and any Party may apply to a court of competent jurisdiction for enforcement of such award.

8. Successor

The Company will redomesticate and convert as Tongxin
International Co., Ltd., a company organized and validly existing under the laws of the British Virgin Islands ("Successor"). This
Agreement shall be binding upon the Successor.

9. Miscellaneous

(1) Counterparts
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

(2) Language

This Agreement is written in English and Chinese languages.
Both versions shall be equally valid and binding.

The Parties have duly executed this Agreement as of the date first written above.



COMPANY:

ASIA AUTOMOTIVE ACQUISITION CORPORATION




By: /s/ William R. Herren
        William R. Herren
        Chairman of the Board

By: /s/ Rudy Wilson
        Rudy Wilson
        Chief Executive Officer



EXECUTIVES      (Signature)



EXHIBIT A

NAMES OF THE EXECUTIVES






August 21, 2007 Draft